UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

ALJ Regional Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

       Not applicable.

(2)	Aggregate number of securities to which transaction applies:

       Not applicable.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       Not applicable.

(4)	Proposed maximum aggregate value of transaction:

       $134,775,000. The purchase price payable under the Stock Purchase Agreement, which is subject to a possible adjustment as set forth therein.  It is not possible as of the time of this filing to determine the value of this possible adjustment, or whether this possible adjustment would be positive or negative in value.  Solely for purposes of calculating the filing fee, the proposed maximum aggregate value of the transaction assumes that no such adjustment to the purchase price will be required.

(5)	Total fee paid:

       $12,493.64

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALJ REGIONAL HOLDINGS, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2022

March 17, 2022

Dear Stockholder:

You are invited to attend a special meeting of stockholders of ALJ Regional Holdings, Inc. (the “Company”), which will be held at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, on April 11, 2022, at 10:00 a.m. Pacific Time.  There are three proposals on which you are being asked to vote:

1.

To approve the sale of Phoenix Color Corp. (the “Phoenix Color Sale”), a direct wholly owned subsidiary of the Company (“Phoenix Color”), to LSC Communications Book LLC, a Delaware limited liability company (d/b/a Lakeside Book Company) (“Lakeside”), pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of February 3, 2022 (the “Stock Purchase Agreement”), by and among the Company, Lakeside and Phoenix Color, to the extent that the Phoenix Color Sale constitutes a sale of substantially all of the assets of the Company under Delaware law;

2.	To approve the compensation of our named executive officers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K; and

3.

To approve the adjournment or postponement of the special meeting to another date, time or place, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the special meeting in the event that there are insufficient votes at the time of the special meeting or any adjournment thereof to approve one or more of the foregoing proposals.

Our Board of Directors, after consideration of a variety of factors, has determined that consummation of the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and our stockholders and unanimously approved the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement. Our Board of Directors unanimously recommends that you vote “FOR” the proposal to approve the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement and “FOR” each of the other proposals to be voted on at the special meeting.

The proposal to approve the Phoenix Color Sale must be approved by the holders of a majority of the shares of our common stock outstanding on the record date for the special meeting and entitled to vote on the proposal. The advisory resolution to approve the compensation of our named executive officers related to the Phoenix Color Sale must be approved by the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the special meeting. More information about the each of these proposals and the special meeting (including any adjournment or postponement thereof) is contained in the accompanying proxy statement. We encourage you to read the accompanying proxy statement in its entirety because it describes the terms of the Phoenix Color Sale, the Stock Purchase Agreement and the compensation of our named executive officers related to the Phoenix Color Sale pursuant to Item 402(t) of Regulation S-K, as well as provides specific information about the special meeting and any adjournment or postponement thereof.

YOUR VOTE IS EXTREMELY IMPORTANT
REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

In order to ensure that your shares are represented at the special meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you wish to attend the special meeting, you may be requested to present valid, government-issued photo identification to gain admission. Any record stockholder attending the special meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet.

Thank you for your continued support of ALJ Regional Holdings, Inc.

Very truly yours, Jess M. Ravich, Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions, passed upon the merits or fairness of the transactions or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The proxy statement is dated March 17, 2022, and is being first mailed to stockholders on or about March 22, 2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

ALJ REGIONAL HOLDINGS, INC.

TO BE HELD ON APRIL 11, 2022

To the Stockholders of ALJ Regional Holdings, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company,” “we” or “our”), will be held on April 11, 2022, at 10:00 a.m. Pacific Time, at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, for the following purposes:

1.

To consider and vote on a proposal to approve the sale (the “Phoenix Color Sale”) of Phoenix Color Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Phoenix Color”), to LSC Communications Book LLC, a Delaware limited liability company (d/b/a Lakeside Book Company) (“Lakeside”), pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of February 3, 2022 (the “Stock Purchase Agreement”), by and among the Company, Lakeside and Phoenix Color, to the extent that the Phoenix Color Sale constitutes a sale of substantially all of the assets of the Company under Delaware law (the “Phoenix Color Sale Proposal”);

2.

To consider and vote upon an advisory (non-binding) resolution concerning the compensation of our named executive officers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K in the accompanying proxy statement (the “Transaction-Related Compensation Proposal”); and

3.

To consider and vote upon a proposal to approve the adjournment or postponement of the special meeting to another date, time or place, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the special meeting in the event that there are insufficient votes at the time of the special meeting or any adjournment thereof to approve one or more of the foregoing proposals (the “Adjournment Proposal”).

Our Board of Directors has fixed the close of business on March 16, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. Each share of the Company’s common stock is entitled to one vote on all matters presented at the special meeting and any adjournment or postponement thereof.

Our Board of Directors has determined that consummation of the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and our stockholders and approved the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PHOENIX COLOR SALE PROPOSAL, “FOR” THE TRANSACTION-RELATED COMPENSATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

We cannot complete the Phoenix Color Sale unless our stockholders approve the Phoenix Color Sale Proposal, in addition to the satisfaction of the other conditions to the closing of the Phoenix Color Sale. The Phoenix Color Sale Proposal will not be approved unless the proposal receives the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date and entitled to vote on the proposal. The Transaction-Related Compensation Proposal is only advisory in nature and is not binding on our Board of Directors or the Company. However, we intend to review the voting results with our Board of Directors and the Compensation, Nominating and Corporate Governance Committee of our Board of Directors so that such voting results may be taken into consideration in connection with our executive compensation decisions in connection with the Phoenix Color Sale.

In order to ensure that your shares are represented at the special meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form.  If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope.

YOUR VOTE IS EXTREMELY IMPORTANT
REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The failure of any stockholder to vote on the Phoenix Color Sale Proposal will have the same effect as a vote against the proposal. If you fail to return your proxy card or fail to submit your proxy by telephone or via the Internet and you fail to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the meeting, but will not affect the outcome of the vote regarding the Transaction-Related Compensation Proposal or the Adjournment Proposal.

If you wish to attend the special meeting, you may be requested to present valid, government-issued photo identification to gain admission. Attendance at the meeting will not, by itself, revoke a proxy. If you are a stockholder of record, voting in person at the special meeting will revoke any previously submitted proxy. If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the special meeting.

By Order of the Board of Directors,

Jess M. Ravich Chief Executive Officer and Chairman of the Board

March 17, 2022

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS OF

ALJ REGIONAL HOLDINGS, INC.

TO BE HELD ON APRIL 11, 2022

This proxy statement is being furnished to the holders of common stock, par value $0.01 per share, of ALJ Regional Holdings, Inc., a Delaware corporation (the “Company,” “we” or “our”), in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders of the Company to be held on April 11, 2022, at 10:00 a.m. Pacific Time, at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, or at any adjournment or postponement of the special meeting, for the purposes set forth in the accompanying Notice of Special Meeting.

This proxy statement and the other proxy materials are being first mailed to stockholders on or about March 22, 2022. If a stockholder of record executes and returns the enclosed proxy card or submits vote instructions to us by telephone or via the Internet, the stockholder may nevertheless revoke his, her or its proxy at any time prior to its use by filing with the Company’s counsel, Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, Attention: Christopher M. Forrester and Cody Wright, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on April 10, 2022 will be counted.

If you wish to attend the special meeting, you may be requested to present valid, government-issued photo identification to gain admission. Attendance at the meeting will not, by itself, revoke a proxy. If you are a stockholder of record, voting in person at the special meeting will revoke any previously submitted proxy. If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the special meeting.

Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the special meeting will be voted as indicated on the proxy card or vote instruction form or via telephone or the Internet, and if no indication is made, each such proxy will be deemed to grant authority to vote “FOR” each of the proposals described in this proxy statement.

ii

iii

SUMMARY TERM SHEET

This summary term sheet, together with the question and answer section that follows, highlights selected information contained in this proxy statement and may not contain all of the information that is important to you.  To understand the transactions and the special meeting fully, and for a more complete description of the terms of the Transaction and the Stock Purchase Agreement, you should carefully read this entire proxy statement and the documents delivered with and incorporated by reference into this proxy statement.  See “Where You Can Find More Information” beginning on page 75 of this proxy statement. In this proxy statement, unless the context otherwise requires, the terms “we,” “us,” “our” “ALJ” and the “Company” refer to ALJ Regional Holdings, Inc., a Delaware corporation.

There are three proposals on which you are being asked to vote:

1.

To approve the sale (the “Phoenix Color Sale” or the “Transaction”) of Phoenix Color Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Phoenix Color”), to LSC Communications Book LLC, a Delaware limited liability company (d/b/a Lakeside Book Company) (“Lakeside”), pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of February 3, 2022 (the “Stock Purchase Agreement”), by and among the Company, Lakeside and Phoenix Color, to the extent that the Phoenix Color Sale constitutes a sale of substantially all of the assets of the Company under Delaware law (the “Phoenix Color Sale Proposal”);

2.

To approve the compensation of our named executive officers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K in the accompanying proxy statement (the “Transaction-Related Compensation Proposal”); and

3.

To approve the adjournment or postponement of the special meeting to another date, time or place, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the special meeting in the event that there are insufficient votes at the time of the special meeting or any adjournment thereof to approve one or more of the foregoing proposals (the “Adjournment Proposal”).

The Phoenix Color Sale

Parties

ALJ

ALJ is a holding company consisting of the following wholly owned subsidiaries:

•

Faneuil, Inc. (including its subsidiaries, “Faneuil”), which is a leading provider of call center services, back-office operations, staffing services, and toll collection services to government and regulated commercial clients across the United States, focusing on the healthcare, utility, transportation, and toll revenue collection industries. Faneuil is headquartered in Hampton, Virginia. The Company acquired Faneuil in October 2013.

On December 21, 2021, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with TTEC Government Solutions, LLC, a Colorado limited liability company (“TTEC”), TTEC Holdings, Inc., a Delaware corporation, and Faneuil, pursuant to which TTEC agreed, subject to the terms and conditions set forth in the Asset Purchase Agreement, to acquire the assets of Faneuil’s tolling and transportation vertical and health benefit exchange vertical (the “Faneuil Transaction”).  As of the date of this proxy statement, the Faneuil Transaction has not closed. We expect, but cannot guarantee, that the Faneuil Transaction will close within 30 days of the date of this proxy statement.

•	Phoenix Color (described in more detail below).

ALJ’s common stock is publicly traded on NASDAQ under the symbol “ALJJ.”

Phoenix Color

Phoenix Color is a Delaware corporation headquartered in Hagerstown, Maryland.  The Company acquired Phoenix Color in August 2015.

Phoenix Color is a premier full-service, full-color printer with over 40 years of superior printing experience.  Drawing on a broad spectrum of materials and decorative technologies, Phoenix Color produces memorable, value-added components, heavily illustrated books, and specialty commercial products. Book publishers generally design book components to enhance the sales appeal of their books. The production of book components requires specialized equipment, materials, and finishes and often demands high-quality, intricate work. As a result, many leading publishers rely on specialty printers such as Phoenix Color to supply high-quality book components. This same philosophy applies to labels, packaging, and specialty commercial products, where Phoenix Color customers require the knowledge and expertise of a printer that can enhance their products for sale into the commercial marketplace. Phoenix Color has been servicing the publishing industry within the United States since 1979 and has formed lasting relationships with many of the biggest names in book publishing.

As a domestic manufacturer, Phoenix Color offers extensive, in-house digital pre-press capabilities and its technologically advanced UV printing platform supports an array of printing and finishing options.  Phoenix Color innovative special effects include foil stamping, UV embellishments, and laminations, as well as its trademarked products LithoFoil®, MetalTone™, Look of Leather™, and VibraColor™.

Lakeside

Lakeside is a Delaware limited liability company headquartered in Warrenville, Illinois, and a direct wholly owned subsidiary of LSC Communications LLC  (“LSC”), a Delaware limited liability company and indirect wholly owned subsidiary of funds managed by Atlas Holdings LLC (“Atlas”), which acquired substantially all of the assets of LSC Communications, Inc. in December 2020.

Lakeside operates the book division of LSC and is the largest book manufacturer in the United States. In addition to book manufacturing, Lakeside provides warehousing, distribution, sales, marketing services and fulfillment services, as well as IP and brand protection technology for book publishers and others requiring premium quality print and distribution-related services.  Lakeside also operates a publishing group that publishes books under the Dover Publications and REA imprints.  With approximately 5,400 associates, Lakeside operates across more than 15 facilities throughout the United States.

LSC is a global leader in print and digital media solutions and offers a range of services and products that serve the needs of publishers, merchandisers and retailers around the world through a number of business units in addition to Lakeside.

The Stock Purchase Agreement (see page 47 and Annex A)

The Company, Lakeside and Phoenix Color entered into the Stock Purchase Agreement on February 3, 2022. A copy of the Stock Purchase Agreement is attached to this proxy statement as Annex A.  We encourage you to read the Stock Purchase Agreement in its entirety.

Effect of the Phoenix Color Sale (see page 48)

Pursuant to the Stock Purchase Agreement, the Company has agreed to sell 100% of the outstanding shares of the capital stock of Phoenix Color to Lakeside. The Phoenix Color Sale may constitute a sale of substantially all of the assets of the Company under Delaware law.

Closing Date (see page 48)

The closing of the Phoenix Color Sale (the “Closing”) will take place at 10:00 a.m. New York City time on the third business day following the satisfaction or waiver of the conditions to the Closing or at such other time and place as may be agreed upon between the Company and Lakeside in writing.  The date that the Closing actually occurs is referred to in this proxy statement as the “Closing Date.”

Purchase Price (see page 48)

The purchase price for the Phoenix Color Sale will be an amount equal to $134,775,000, minus (A) the amount of indebtedness of Phoenix Color and its subsidiaries as of the Closing Date, minus (B) the amount, if any, by which $9,818,269 exceeds the working capital of Phoenix Color and its subsidiaries as of the Closing Date, plus (C) the amount, if any, by which the working capital of Phoenix Color and its subsidiaries as of the Closing Date exceeds $9,818,269, minus (D) the amount of transaction expenses of Phoenix Color and its subsidiaries as of the Closing Date. If the Closing takes place after April 15, 2022, but on or before May 15, 2022, then the purchase price will be reduced by $1,000,000.  If the Closing takes place after May 15, 2022, then the purchase price will be reduced by $2,000,000.

Recommendation of our Board of Directors (see page 30)

Our Board of Directors, at a special meeting held on February 2, 2022, after due consideration, unanimously (i) determined that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and its stockholders, (ii) approved the Stock Purchase Agreement and the consummation by the Company of the transactions contemplated by the Stock Purchase Agreement, and (iii) directed that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement be submitted for consideration by our stockholders at a special meeting of stockholders.  Our Board of Directors unanimously recommends that stockholders vote “FOR” the Phoenix Color Sale Proposal.  For a discussion of the factors considered by our Board of Directors in reaching its conclusions, see “Proposal 1: The Phoenix Color Sale Proposal—Reasons for Recommending the Phoenix Color Sale” beginning on page 38 of this proxy statement.

Opinion of Lincoln International LLC (see page 42 and Annex C)

Lincoln International LLC (“Lincoln”) orally rendered its opinion to our Board of Directors, subsequently  confirmed in writing, by delivery of Lincoln’s written opinion addressed to the Board of Directors dated February 3, 2022, that, as of the date of such opinion, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the $134,775,000 cash consideration (the “Consideration”) to be received by ALJ in the Transaction pursuant to, and subject to the adjustments described in, the Stock Purchase Agreement, is fair, from a financial point of view, to ALJ.

Lincoln’s opinion was directed to our Board of Directors (in its capacity as such) and only addressed the fairness, from a financial point of view, to ALJ of the Consideration to be received by ALJ in the Transaction pursuant to the Stock Purchase Agreement and did not address any other aspect or implication of the Transaction, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Lincoln’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this proxy statement and which describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Lincoln in connection with the preparation of its opinion. Neither Lincoln’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder of ALJ, or any other person as to how to act or vote on any matter relating to the Transaction or otherwise.

Non-solicitation of Competing Proposals (see page 54)

Under the Stock Purchase Agreement, subject to certain exceptions described below, the Company has agreed that the Company will not and will cause its subsidiaries, directors and officers not to, and will use its reasonable best efforts to cause its outside representatives not to, directly or indirectly, through affiliates, directors, officers, employees, representatives, advisors or other intermediaries:

(1)

solicit, initiate or encourage or facilitate (including by way of providing non-public information) the submission of any inquiries, proposals or offers (other than from Lakeside) that constitute, relate or may reasonably be expected to lead to any Acquisition Proposal (as defined below) or agree to or endorse any Acquisition Proposal, or

(2)

enter into, participate or engage in, or continue, any discussions or negotiations with respect to any Acquisition Proposal or to obtain an Acquisition Proposal or furnish to any person any non-public information with respect to its business, properties or assets in connection with any Acquisition Proposal.

An “Acquisition Proposal” for purposes of the Stock Purchase Agreement means:  (1) any proposal or offer with respect to a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, share issuance, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, Phoenix Color or any of Phoenix Color’s subsidiaries which would, either in one or a series of transactions, result in any person (other than Lakeside or its affiliates) owning, directly or indirectly, 20% or more of any class of equity securities of the Company, Phoenix Color or any of Phoenix Color’s subsidiaries; (2) any acquisition by any person (other than Lakeside or its affiliates) resulting in, or proposal or offer, which if consummated would result in, any person becoming the beneficial owner of directly or indirectly, in one or a series of related transactions, 20% or more of any class of equity securities of the Company, Phoenix Color or any of Phoenix Color’s subsidiaries, or 20% or more of the revenue or consolidated total assets, measured either by book value or fair market value (including equity securities of its subsidiaries) of Phoenix Color; or (3) any combination of the foregoing having a similar effect to those described in clauses (1) and (2).

Notwithstanding the prohibitions described above, if, prior to obtaining the Company Stockholder Approval (as defined below), (i) the Company or any of its subsidiaries has received an unsolicited bona fide written Acquisition Proposal from a third party that is not an affiliate of Lakeside that did not result from or arise out of a breach of the Company’s non-solicitation obligations, and (ii) our Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined below) and that the failure to take such action would be inconsistent with the fiduciary duties required of our Board of Directors under applicable law, then the Company and its subsidiaries may (A) furnish information with respect to the Company and its subsidiaries to the person making such Acquisition Proposal and (B) engage in discussions or negotiations with the person making such Acquisition Proposal.

A “Superior Proposal” for purposes of the Stock Purchase Agreement means a bona fide unsolicited written Acquisition Proposal (except that for purposes of the definition of “Superior Proposal” references in the definition of “Acquisition Proposal” to “20%” will be replaced by “50%”) made by a third party that is not affiliated with the Company and that did not result from or arise out of a breach of the Company’s non-solicitation obligations that our Board of Directors determines in good faith (after consultation with its outside legal counsel and financial advisors), taking into account all terms and conditions of such transaction and all legal, financial, tax, regulatory, timing and other aspects of the proposal, (a) is reasonably likely to be consummated in accordance with its terms, for which financing, if a transaction involving cash consideration (whether in whole or in part), is then fully committed or determined by our Board of Directors to be reasonably likely to be available, and which is not subject to any condition to consummation based on the availability of financing, and (b) is more favorable to the Company than the terms of the Stock Purchase Agreement and the Phoenix Color Sale as determined in good faith by our Board of Directors.

Changes in the Recommendation of our Board of Directors; Fiduciary Termination (see page 56)

Under the Stock Purchase Agreement, subject to certain exceptions described below, neither our Board of Directors nor any committee thereof may (1) withhold or withdraw (or qualify or modify in a manner adverse to Lakeside), the adoption, recommendation or declaration of advisability by our Board of Directors or any such committee of the Stock Purchase Agreement; (2) recommend the approval or adoption of, or approve or adopt, any Acquisition Proposal; (3) in the case of a tender offer or exchange offer subject to Regulation 14D under the Securities Exchange Act of 1934 (the “Exchange Act”), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, rejection of such tender offer or exchange offer within ten business days of the commencement of such tender offer or exchange offer; or (4) approve, adopt or recommend, or publicly propose to approve, adopt or recommend, or permit the Company or any of its subsidiaries to execute, enter into or consummate any transactions contemplated by any letter of intent, memorandum of understanding, agreement in principle, merger agreement, share exchange agreement, acquisition agreement, purchase agreement, agreement which requires the Company to abandon or terminate the Stock Purchase Agreement or the transactions contemplated thereby, or other agreement with respect to any Acquisition Proposal, other than certain confidentiality agreements.  We refer to each of the actions set forth in clauses (1), (2) or (3) as an “Adverse Recommendation Change.”

Notwithstanding the foregoing, at any time prior to obtaining the Company Stockholder Approval, if our Board of Directors determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, our Board of Directors may:

•

make an Adverse Recommendation Change following receipt of an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the Company’s non-solicitation obligations and which our Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal; or

•

make an Adverse Recommendation Change and cause the Company to terminate the Stock Purchase Agreement and, concurrently with or immediately after such termination, cause the Company to enter into a definitive acquisition agreement with respect to a Superior Proposal solely in response to a bona fide written Acquisition Proposal which our Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal that did not result from a breach of the Company’s obligations described in this section.

Prior to making an Adverse Recommendation Change for any reason set forth above, the Company must provide Lakeside with four business days’ prior written notice advising Lakeside that our Board of Directors intends to make an Adverse Recommendation Change and, if applicable, terminate the Stock Purchase Agreement and enter into an acquisition agreement with respect to a Superior Proposal. The Company must engage in good faith negotiations with Lakeside to amend the Stock Purchase Agreement in a manner that would make the failure to effect an Adverse Recommendation Change no longer inconsistent with the fiduciary duties of our Board of Directors, and, in the case of a Superior Proposal, our Board of Directors must make the required determination regarding its fiduciary duties again at the end of such four business day negotiation period (after taking into account in good faith the amendments to the Stock Purchase Agreement proposed by Lakeside, if any). With respect to any Adverse Recommendation Change in response to a Superior Proposal, if there is any amendment to the financial terms or any other material terms of the then-existing Superior Proposal, the Company must notify Lakeside of each such amendment and the applicable four business day period will be extended until at least two business days after the time that Lakeside receives notification of such amendment.

HSR and Other Regulatory Approvals (see page 57)

Under the Stock Purchase Agreement, each of the Company and Lakeside is required to use its reasonable best efforts to (1) obtain any authorization of any governmental authority that is or may become necessary for its performance of its obligations pursuant to the Stock Purchase Agreement and (2) take all actions as may be requested by any such governmental authority to obtain such authorizations.

In particular, the Company and Lakeside each agreed to make an appropriate filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the transactions contemplated by the Stock Purchase Agreement and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

Until the waiting periods (and any extension thereof) applicable to the Transaction under the HSR Act have expired or been terminated, Lakeside may not, and must cause its controlled affiliates not to, acquire or make any investment in any person that (A) manufactures, prints, distributes or markets book components or (B) prints or assembles books, but only to the extent the consummation of such acquisition or investment pursuant to this clause (B) would require the filing of a pre-merger notification form pursuant to the HSR Act, if in each case, the investment or acquisition would, or would reasonably be expected to, result in (i) a material delay in the satisfaction of any of the conditions to the closing of the transactions contemplated by the Stock Purchase Agreement or (ii) any of such conditions not being satisfied.

Each of the Company and Lakeside filed a Notification and Report Form pursuant to the HSR Act on February 14, 2022. The waiting period under the HSR Act expired on Wednesday, March 16, 2022, at 11:59 pm EST.

Company Assumption of Reisch Employment Agreement (see page 60)

The Stock Purchase Agreement requires that, prior to the Closing, the Company, Marc Reisch, Chairman of Phoenix Color, and Phoenix Color will enter into an amendment and novation of the employment agreement, dated as of December 17, 2021, by and between the Phoenix Color and Mr. Reisch (the “Reisch Employment Agreement”), pursuant to which, among other things, the Company will assume all obligations of Phoenix Color under the Reisch Employment Agreement effective as of no later than the Closing (the “Reisch Novation Agreement”).

Conditions to the Closing (see page 61)

The obligations of Lakeside to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions (among others):

•

the representations and warranties of the Company in the Stock Purchase Agreement being true and correct in all respects, except for such failures to be true and correct as would not have, or reasonably be expected to have, a material adverse effect (with such term having the meaning described under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Representations and Warranties” beginning on page 48 of this proxy statement), except that certain representations and warranties related to the Company’s, Phoenix Color’s and its subsidiaries’ organization, Phoenix Color’s capitalization, Phoenix Color’s subsidiaries, the Company’s power and authority to enter into the Stock Purchase Agreement, the absence of any material adverse effect since September 30, 2021, the absence of any brokers and the absence of any fraudulent conveyance must be true and correct in all respects;

•

performance and compliance by the Company of the covenants, obligations and undertakings required to be performed or complied with by it under the Stock Purchase Agreement on or prior to the Closing Date;

•	the absence of any material adverse effect since the date of the Stock Purchase Agreement; and

•	the release of Phoenix Color and its subsidiaries as borrower, guarantor and pledger under the Company’s existing credit agreements.

The obligations of the Company to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions (among others):

•

the representations and warranties of Lakeside in the Stock Purchase Agreement being true and correct in all respects, except where the failure of any such representation or warranty to be so true and correct would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by the Stock Purchase Agreement; and

•

performance and compliance in all material respects by Lakeside of the covenants, obligations and undertakings required to be performed or complied with by it under the Stock Purchase Agreement on or prior to the Closing Date.

The obligations of both the Company and Lakeside to effect the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

•	absence of any governmental order having the effect of enjoining the consummation of the transactions contemplated by the Stock Purchase Agreement;

•	expiration or termination of the waiting periods (and any extension thereof) applicable to the transactions contemplated by the Stock Purchase Agreement under the HSR Act; and

•	approval of the Transaction by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon (the “Company Stockholder Approval”).

Termination of the Stock Purchase Agreement (see page 62)

The Stock Purchase Agreement may be terminated at any time prior to the Closing Date by either the Company or Lakeside in the following circumstances:

•	mutual written consent of the Company and Lakeside;

•

the Closing has not occurred on or prior to June 15, 2022 (the “Outside Date”), except that if, on the Outside Date, all of the conditions to Closing, other than certain conditions related to the absence of any governmental order enjoining the consummation of the transactions contemplated by the Stock Purchase Agreement and the expiration or termination, as applicable, of the waiting period (or extensions thereof) under the HSR Act, have been satisfied or are then capable of being satisfied, then the Outside Date may be extended by the Company or Lakeside to a date no later than December 3, 2022;

•

any permanent injunction or other order of a governmental authority preventing the consummation of the transactions contemplated by the Stock Purchase Agreement in any material respect has become final and non-appealable;

•	the Company Stockholder Approval has not been obtained at the special meeting (or any adjournment or postponement thereof); or

•

the other party has breached any of its representations, warranties, covenants or agreements contained in the Stock Purchase Agreement, which breach (A) would result in the failure of the conditions to the terminating party’s obligation to consummate the transactions contemplated by the Stock Purchase Agreement and (B)(x) is not reasonably capable of being cured prior to the Outside Date or (y) if capable of being cured, has not been cured (i) within thirty days following receipt of written notice from the terminating party of such breach or (ii) any shorter period of time that remains between the date such written notice is provided and the Outside Date.

The Stock Purchase Agreement may also be terminated at any time prior to the Closing Date by Lakeside if an Adverse Recommendation Change has occurred prior to receipt of the Company Stockholder Approval.

The Stock Purchase Agreement may also be terminated at any time prior to the Closing Date by the Company if, prior to receipt of the Company Stockholder Approval, the Company enters into a definitive agreement with respect to a Superior Proposal, as long as (1) the Company has complied with its obligations described under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Changes in the Recommendation of our Board of Directors; Fiduciary Termination,” beginning on page 56 of this proxy statement, and (2) the Company pays to Lakeside the $4,000,000 Termination Fee described below.

Termination Fee (see page 63)

The Company will be required to pay Lakeside a termination fee equal to $4,000,000 (the “Termination Fee”) if:

•

after the date of the Stock Purchase Agreement and at or prior to the time of the special meeting, an Acquisition Proposal has been publicly disclosed and is not withdrawn; (2) the Stock Purchase Agreement is subsequently terminated (A) by the Company or Lakeside as a result of the Closing having not occurred on or before the Outside Date or the Company Stockholder Approval having not been obtained or (B) by Lakeside as a result of a willful breach of the Stock Purchase Agreement by the Company; and (3) within 12 months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for the consummation of an Acquisition Proposal is entered into;

•	Lakeside terminates the Stock Purchase Agreement following an Adverse Recommendation Change that occurred prior to receipt of the Company Stockholder Approval;

•	the Company terminates the Stock Purchase Agreement in order to enter into an acquisition agreement with respect to a Superior Proposal; or

•

at or prior to the time of the special meeting, an Adverse Recommendation Change has, or is deemed to have, occurred, and Lakeside or the Company terminates the Stock Purchase Agreement as a result of the Company Stockholder Approval having not been obtained.

If Lakeside or the Company terminates the Stock Purchase Agreement as a result of the Company Stockholder Approval having not been obtained, then the Company will be required to pay to Lakeside all reasonable and documented out-of-pocket expenses incurred by Lakeside or its affiliate in connection with or related to the authorization, preparation, negotiation, execution and performance of the Stock Purchase Agreement and the transactions contemplated thereby up to a maximum amount of $2,000,000; provided that the amount of any such reimbursed expenses will be credited against any Termination Fee paid to Lakeside.

Voting and Support Agreement (see page 64 and Annex B)

In connection with the execution of the Stock Purchase Agreement, Jess Ravich, the Chief Executive Officer and Chairman of the Company (the “Supporting Stockholder”), and Lakeside entered into a Voting and Support Agreement on February 3, 2022 (the “Voting and Support Agreement”).

Pursuant to the Voting and Support Agreement, subject to certain exceptions, at every meeting of the holders of common stock of the Company, however convened, at which any of the following matters is considered or voted upon, and on every action or approval by written consent of such stockholders with respect to any of the following matters, the Supporting Stockholder agreed to vote or give written consent, among other things:

•	in favor of authorizing or approving the transactions contemplated by the Stock Purchase Agreement;

•	in favor of any other matter necessary for consummation of the transactions contemplated by the Stock Purchase Agreement;

•

against (1) any acquisition agreement (other than the Stock Purchase Agreement), (2) any Acquisition Proposal (including any Superior Proposal), without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to, or in competition or inconsistent with, the transactions contemplated by the Stock Purchase Agreement, and (3) any action that would reasonably be expected to result in (x) a breach of or failure to perform, in any material respect, any representation, warranty, covenant or agreement of the Company under the Stock Purchase Agreement or (y) any of the conditions to closing of the transactions contemplated by the Stock Purchase Agreement not being satisfied.

In connection with the foregoing voting covenants and to secure the performance of the Supporting Stockholder’s duties under the Voting and Support Agreement, the Supporting Stockholder granted an irrevocable proxy to, and appointed, Lakeside (and its designees) as the Supporting Stockholder’s proxy and attorney-in-fact to vote the shares of Company common stock that are subject to the Voting and Support Agreement, or give written consent in respect of such shares, in respect of any of the matters covered by the Voting and Support Agreement.

The Voting and Support Agreement will terminate automatically upon the earliest of (a) the termination of the Stock Purchase Agreement in accordance with its terms; (b) the date upon which our Board of Directors effects an Adverse Recommendation Change; and (c) the closing of the transactions contemplated by the Stock Purchase Agreement.

Certain United States Federal Income Tax Consequences of the Phoenix Color Sale (see page 47)

The Phoenix Color Sale will be treated for United States federal income tax purposes as a taxable sale upon which we will recognize a gain or loss. An election pursuant to Section 336(e) of the Code (“Section 336(e) Election”) will be made with respect to the Phoenix Color Sale.  The Section 336(e) Election will result in a deemed sale, for United States federal income tax purposes, by Phoenix Color of all of its assets to a hypothetical unrelated party in exchange for the “aggregate deemed asset disposition price” (as defined by the Treasury Regulations). The amount of gain or loss we recognize will be measured by the difference between the aggregate deemed disposition price and the tax basis in Phoenix Color’s assets. We may reduce or eliminate such gain by use of our net operating losses.

Certain Accounting Consequences of the Phoenix Color Sale (see page 47)

Under generally accepted accounting principles, upon completion of the Phoenix Color Sale, we will remove the net assets sold and liabilities assumed from our consolidated balance sheet. We will record a gain, net of any applicable taxes, on the Phoenix Color Sale equal to the difference between (i) the consideration received, less transaction expenses, and (ii) the net book value of the assets sold when the transaction is completed. Beginning with the three months ended March 31, 2022, we will reclassify Phoenix Color as held for sale and discontinued operations for all periods presented in order to match the current held-for-sale and discontinued operations classifications.

Anticipated use of Proceeds from the Phoenix Color Sale (see page 66)

We estimate the Company will receive total gross proceeds of approximately $134,775,000 upon consummation of the Transaction (see “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Purchase Price” beginning on page 48 of this proxy statement).

The Company expects that it may use these proceeds to pay transaction expenses, to pay down any remaining debt of the Company, to purchase additional assets or businesses, to buy back the Company’s stock and/or for any other purpose that our Board of Directors deems appropriate.

For additional information, please refer to our Unaudited Pro Forma Condensed Consolidated Financial Statements attached to this proxy statement as Annex D, which assume completion of both the Phoenix Color Sale and the Faneuil Transaction, and our Unaudited Pro Forma Condensed Consolidated Financial Statements attached to this proxy statement as Annex E, which assume completion of the Phoenix Color Sale but not the Faneuil Transaction.

Interests of Our Directors and Officers in the Transaction (see page 31)

In considering the recommendation of our Board of Directors with respect to the Phoenix Color Sale Proposal, you should be aware that certain of our directors and executive officers may have interests in the Transaction that are different from, or in addition to, your interests as a stockholder and that such interests may present actual or potential conflicts of interest. Our Board of Directors was aware of these interests prior to the execution of the Stock Purchase Agreement and considered them, among other matters, in approving the Stock Purchase Agreement and in determining to recommend that the stockholders adopt the Stock Purchase Agreement. Such interests include, among other matters, potential bonus payments to our executive officers, entitlement of the executive officers to receive severance benefits under their respective employment agreements upon a qualifying termination of employment following the completion of the Phoenix Color Sale and certain rights to continued indemnification and insurance coverage.

No Appraisal Rights (see page 47)

Holders of our common stock are not entitled to dissenting stockholders’ appraisal rights, rights of objecting stockholders or other similar rights in connection with the Transaction. Delaware law does not provide for appraisal rights or other similar rights to stockholders of a corporation in connection with a sale of substantially all of its assets.

The Special Meeting

Date, Time and Place (see page 26)

The special meeting will take place on April 11, 2022, at 10:00 a.m. Pacific Time, at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, CA 94025.

Purpose (see page 26)

At the special meeting, you will be asked to consider and vote upon: (1) the Phoenix Color Sale Proposal; (2) the Transaction-Related Compensation Proposal and (3) the Adjournment Proposal.

Record Date and Voting Securities (see page 26)

You are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof, if you are a holder of record of our common stock as of the close of business on March 16, 2022, the record date for the special meeting. You will have one vote for each share of our common stock that you owned on the record date. As of the record date, there were 42,408,830 shares of our common stock issued and outstanding and entitled to receive notice of and to vote at the special meeting.

Quorum; Vote Required (see page 26)

Under Section 2.7 of our Restated Bylaws, a majority of all the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum for the transaction of business at the special meeting. Pursuant to Section 271 of the Delaware General Corporation Law, or the “DGCL,” the approval of the sale of substantially all of our assets pursuant to the Phoenix Color Sale Proposal requires the affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote on the matter as of the record date. Under Sections 2.7 and 2.10 of our Restated Bylaws, the approval of the advisory resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402(t) of Regulation S-K and any adjournment of the special meeting each requires the affirmative vote of a majority of the votes cast on such proposal at a meeting at which a quorum is present.

For each proposal, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not be counted as votes cast or shares voting on the Transaction-Related Compensation Proposal or the Adjournment Proposal, but will count for the purpose of determining whether a quorum is present at the special meeting. If you vote ABSTAIN or do not vote on the Phoenix Color Sale Proposal, it will have the same effect as a vote “AGAINST” the Phoenix Color Sale Proposal.

Voting by, and Revocation of, Proxy (see page 27)

You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card. If you vote using the enclosed proxy card, you must sign, date and mail the proxy card in the enclosed envelope.

You may change your vote at any time prior to the vote at the special meeting. Your vote may be revoked by filing with the Company’s counsel, Shearman & Sterling LLP, located at 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Christopher M. Forrester and Cody Wright, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on April 10, 2022 will be counted. Attendance at the meeting will not, by itself, revoke a proxy.

Our Board of Directors has selected Jess Ravich, our Chief Executive Officer, and Brian Hartman, our Chief Financial Officer, to serve as proxies at the special meeting. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the directions indicated on the proxy card. If no direction is indicated on a signed proxy card, the proxy holders will vote your shares FOR each of the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and the Adjournment Proposal.  No matter other than the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and, if necessary, the Adjournment Proposal will be brought for a vote at the special meeting. See “Other Business” beginning on page 78 of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE TRANSACTION

The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting and the Transaction. These questions and answers may not address all questions that may be important to you as an ALJ stockholder. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement and the Annexes to this proxy statement which you should read carefully.

Special Meeting and Voting

Q. When and where is the special meeting going to be held?

A. The special meeting will be held at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, on April 11, 2022 at 10:00 a.m. Pacific Time.

Q. What is the purpose of the special meeting?

A. At the special meeting, stockholders will be asked to vote on the following matters:

1.

the Phoenix Color Sale Proposal:  to approve the sale of Phoenix Color to Lakeside pursuant to the terms and conditions of the Stock Purchase Agreement, to the extent that the Phoenix Color Sale constitutes a sale of substantially all of the assets of the Company under Delaware law;

2.

the Transaction-Related Compensation Proposal:  to approve the compensation of our named executive officers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K in the accompanying proxy statement; and

3.

the Adjournment Proposal:  to approve the adjournment or postponement of the special meeting to another date, time or place, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the special meeting in the event that there are insufficient votes at the time of the special meeting or any adjournment thereof to approve one or more of the foregoing proposals.

No other matters will be brought for a vote at the special meeting.

Q. Which stockholders may vote?

A. Our Board of Directors has fixed the close of business on March 16, 2022 as the record date for determining the stockholders entitled to receive notice of the special meeting, and to vote their shares at the special meeting and any adjournment or postponement of the special meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. Each share of the Company’s common stock is entitled to one vote on each matter properly brought to a vote at the special meeting.

At the close of business on the record date, the Company had issued and outstanding 42,408,830 shares of common stock.

Q. What are the Board of Directors’ recommendations for how I should vote my shares?

Our Board of Directors recommends that you vote your shares as follows:

•	FOR the Phoenix Color Sale Proposal;
•	FOR the Transaction-Related Compensation Proposal; and
•	FOR the Adjournment Proposal.

Q. Why is the Company seeking a stockholder vote on the Adjournment Proposal?

A. Adjourning the special meeting to a later date will give us additional time to solicit proxies to vote in favor of approval of the Phoenix Color Sale Proposal and/or the Transaction-Related Compensation Proposal if there are not sufficient votes in favor of the proposals. Consequently, we are seeking your approval of the Adjournment Proposal to ensure that, if necessary, we will have enough time to solicit the required votes for approval of the Phoenix Color Sale Proposal and/or the Transaction-Related Compensation Proposal.

Q. What is the difference between record stockholders and street name stockholders?

A. The difference between record stockholders and street name stockholders is as follows:

Record Stockholders. If, as of the record date, your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are considered, with respect to those shares, the stockholder of record, and the proxy materials are being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed on the proxy card or in person at the special meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name. The proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the special meeting. However, since you are not the record holder, you may not vote these shares in person at the special meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

Q. Can I attend the special meeting in person?

A. Yes. You are invited to attend the special meeting if you are a record stockholder or street name stockholder as of March 16, 2022, the record date. You may be required to present photo identification, such as a driver’s license or passport, to gain admission to the special meeting.

Q. How many votes must be present at the special meeting to constitute a quorum?

A. Stockholders holding a majority of the issued and outstanding shares of our common stock entitled to vote as of the record date, March 16, 2022, must be present, in person or by proxy, to constitute a quorum at the special meeting. As of the record date, there were 42,408,830 shares of our common stock issued and outstanding. Shares voted to ABSTAIN and broker non-votes on any proposal to be acted upon by stockholders at the special meeting will be treated as present at the special meeting for purposes of determining whether a quorum is present.

Q. How many votes can be cast by all stockholders?

A. 42,408,830 votes may be cast at the special meeting. Each stockholder is entitled to cast one vote for each share of common stock held by such stockholder as of the record date.

Q. What vote is needed for each of the proposals to be adopted?

A. Under Section 271 of the DGCL, the approval of the sale of substantially all of our assets pursuant to the Phoenix Color Sale Proposal requires the affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote on the matter.

Under Sections 2.7 and 2.10 of our Restated Bylaws, the approval of the Transaction-Related Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the votes cast on such proposal at a special meeting at which a quorum is present.

Q. What is a broker non-vote?

A. Generally, a broker non-vote occurs when shares held by a bank, broker or other nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of the Nasdaq Stock Market (the “NASDAQ”), a nominee does not have discretionary voting power with respect to “non-routine” matters.

Each of the matters to be brought before the special meeting is a “non-routine” matter under the NASDAQ’s rules. As a result, your bank, broker or other nominee may only vote your shares at the special meeting if you have provided your bank, broker or other nominee with specific voting instructions.

Thus, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted at the special meeting, your bank, broker or other nominee will not be able to vote your shares on your behalf and your shares will be reported as “broker non-votes.”

However, broker non-votes will be counted for purposes of calculating whether a quorum is present at the special meeting.  Accordingly, a broker non-vote will not negatively impact our ability to obtain a quorum but will have the effect of a vote against the Phoenix Color Sale Proposal.

We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted for each proposal to be voted upon at the special meeting. You should vote your shares by following the instructions provided on the vote instruction form that you receive from your bank, broker or other nominee.

Q. How do I vote?

A. You can vote in person or by valid proxy received by telephone or over the Internet, or by mail. We urge you to vote by doing one of the following:

Vote by Telephone or over the Internet:	Vote by Mail:

You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy materials. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Telephone and Internet voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on April 10, 2022.

If you received printed proxy materials, you may submit your vote by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the special meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the special meeting in accordance with the instructions therein.

Q. Can I change my vote?

A. Yes. Please follow the applicable instructions described below for record stockholders and street name stockholders:

•

Record Stockholders: You may change your vote at any time prior to the vote at the special meeting. Your vote may be revoked by filing with the Company’s counsel, Shearman & Sterling LLP, located at 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Christopher M. Forrester and Cody Wright, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on April 10, 2022 will be counted. Attendance at the meeting will not, by itself, revoke a proxy.

•

Street Name Stockholders: If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the special meeting.

Q. Could other matters be decided at the special meeting?

A. No. No matters other than the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and, if necessary, the Adjournment Proposal will be brought for a vote at the special meeting.

Q. What if I vote for some but not all of the proposals?

A. Shares of our common stock represented by proxies received by us (whether received through the return of the enclosed proxy card or received via telephone or the Internet) where the stockholder has provided voting instructions with respect to the proposals described in this proxy statement, including the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and the Adjournment Proposal, will be voted in accordance with the voting instructions so made. If your proxy card is properly executed and returned but does not contain voting instructions as to one or more of the proposals to be voted upon at the special meeting, or if you give your proxy by telephone or via the Internet without indicating how you want to vote on each of the proposals to be voted upon at the special meeting, your shares will be voted:

•	FOR the Phoenix Color Sale Proposal;
•	FOR the Transaction-Related Compensation Proposal; and
•	FOR the Adjournment Proposal.

If your shares are held in street name and you do not properly instruct your bank, broker or other nominee how to vote your shares on any proposal to be brought before the special meeting, your bank, broker or other nominee matters would not be able to vote your shares on such proposal. We encourage you to provide instructions to your bank, broker or other nominee by carefully following the instructions provided to ensure that your shares are voted at the special meeting in accordance with your desires.

Q. Who will pay for the cost of this proxy solicitation?

A. We will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q. How are votes counted?

A. All votes will be tabulated by the inspector of elections appointed for the special meeting by the Company, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against and abstentions will each be counted for determining the presence of a quorum.

Proposed Transaction

Q. What is the proposed Transaction?

A. The proposed Transaction is the sale of Phoenix Color to Lakeside on the terms and conditions of the Stock Purchase Agreement.

Q. What are the total gross proceeds that the Company estimates it will receive for the Transaction?

A. Under the Stock Purchase Agreement, the purchase price for the Transaction is an amount equal to $134,775,000, minus (A) the amount of indebtedness of Phoenix Color and its subsidiaries as of the Closing Date, minus (B) the amount, if any, by which $9,818,269 exceeds the working capital of Phoenix Color and its subsidiaries as of the Closing Date, plus (C) the amount, if any, by which the working capital of Phoenix Color and its subsidiaries as of the Closing Date exceeds $9,818,269, minus (D) the amount of transaction expenses of Phoenix Color and its subsidiaries as of the Closing Date. If the Closing takes place after April 15, 2022, but on or before May 15, 2022, then the purchase price will be reduced by $1,000,000.  If the Closing takes place after May 15, 2022, then the purchase price will be reduced by $2,000,000.

We estimate the Company will receive total gross proceeds of approximately $134,775,000 upon consummation of the Transaction.

Q. If the Phoenix Color Sale is consummated, how does the Company intend to use the proceeds from the Transaction?

A. We expect that the proceeds from the Phoenix Color Sale may be used to pay transaction expenses, to pay down any remaining debt of the Company, to purchase additional assets or businesses, to buy back the Company’s stock or for any other purpose that our Board of Directors deems appropriate.  (See “Proposal 1: The Phoenix Color Sale Proposal—Anticipated Use of Proceeds from the Transaction” beginning on page 66 of this proxy statement for additional information.)

Q. What will happen if stockholders do not approve the Phoenix Color Sale Proposal?

A. We cannot complete the Phoenix Color Sale unless our stockholders approve the Phoenix Color Sale Proposal, in addition to the satisfaction of the other conditions to closing of the Phoenix Color Sale. If our stockholders do not approve the Phoenix Color Sale Proposal, then the Stock Purchase Agreement may be terminated by either us or Lakeside. Under these circumstances, the Company will be required to pay to Lakeside all reasonable and documented out-of-pocket expenses incurred by Lakeside or its affiliate in connection with or related to the authorization, preparation, negotiation, execution and performance of the Stock Purchase Agreement and the transactions contemplated thereby up to a maximum amount of $2,000,000; provided that the amount of any such reimbursed expenses will be credited against any Termination Fee paid to Lakeside.

Q. What is the Transaction-Related Compensation Proposal?

A. The Transaction-Related Compensation Proposal is a non-binding advisory vote to approve the payment of certain compensation to our named executive officers that is based on or otherwise relates to the Phoenix Color Sale. For further information regarding the compensation arrangements, see “Proposal 1: The Phoenix Color Sale Proposal —Interests of Our Directors and Officers” beginning on page 31 of this proxy statement.

Q. What will happen if the Transaction-Related Compensation Proposal is not approved by our stockholders?

A. The advisory (nonbinding) vote on executive compensation payable in connection with the Transaction is a vote separate and apart from the Phoenix Color Sale Proposal. Accordingly, approval of this proposal is not a condition to completion of the Phoenix Color Sale, and as an advisory vote, the result will not be binding on our Board of Directors. Although the Transaction-Related Compensation Proposal is only advisory in nature and is not binding on our Board of Directors or the Company, we intend to review the voting results with our Board of Directors so that such voting results may be taken into consideration in connection with future executive compensation decisions.

Q. What if the Company receives another offer for Phoenix Color?

A. Under the Stock Purchase Agreement, subject to certain exceptions, the Company has agreed that the Company will not solicit, initiate or encourage or facilitate the submission of alternate Acquisition Proposals or engage in any discussions or negotiations with respect to any Acquisition Proposal or to furnish to any person any non-public information with respect to its business, properties or assets in connection with any Acquisition Proposal.  However, if, prior to obtaining the Company Stockholder Approval, (i) the Company or any of its subsidiaries has received an unsolicited bona fide written Acquisition Proposal from a third party that is not an affiliate of Lakeside that did not result from or arise out of a breach of the Company’s non-solicitation obligations, and (ii) our Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a proposal that is superior to the current Phoenix Color Sale and that the failure to take such action would be inconsistent with the fiduciary duties required of our Board of Directors under applicable law, then the Company and its subsidiaries may (A) furnish information with respect to the Company and its subsidiaries to the person making such Acquisition Proposal and (B) engage in discussions or negotiations with the person making such Acquisition Proposal. (See “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Change in Recommendation of our Board of Directors; Fiduciary Termination” beginning on page 56 of this proxy statement for more information.)

Q. Will the Company continue operations if the Phoenix Color Sale is completed?

A. Yes. Whether or not the Phoenix Color Sale is completed, we intend to continue to operate our remaining Faneuil business. (See “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement —Effect of the Phoenix Color Sale” beginning on page 48 of this proxy statement for more information.)

Q. What will happen if the Phoenix Color Sale is not completed?

A. If the proposed Phoenix Color Sale is not completed, we may explore other strategic alternatives for Phoenix Color, including the sale of Phoenix Color to another party. Any alternative transaction may have terms that are less favorable to us than the terms of the proposed Phoenix Color Sale or we may be unable to reach agreement with any third-party on an alternate transaction that we would consider to be reasonable.

Q. Will I have dissenting stockholder’s appraisal rights or rights of objecting stockholders with respect to the Transaction?

A. No. You are not entitled to dissenting stockholders’ appraisal rights, rights of objecting stockholders or other similar rights in connection with the Phoenix Color Sale and Stock Purchase Agreement. Delaware law does not provide for appraisal rights, rights of objecting stockholders or other similar rights to stockholders of a corporation in connection with a sale of substantially all of its assets.

Q. Are there any risks related to the proposal for the sale of substantially all of the assets of the Company pursuant to the Phoenix Color Sale Proposal?

A. Yes. You should carefully review “Risk Factors” beginning on page 21 of this proxy statement for a description of risks related to each of the Phoenix Color Sale Proposal.

Q. Will I owe any United States federal income taxes as a result of the Phoenix Color Sale?

A. The Phoenix Color Sale will not result in any direct United States federal income tax consequences to our stockholders. You are urged to read the discussions in “Proposal 1: The Phoenix Color Sale Proposal—Certain United States Federal Income Tax Consequences of the Phoenix Color Sale” beginning on page 47 of this proxy statement for a summary of the material United States federal income tax consequences to us of the Transaction, and to consult your tax advisor as to the United States federal income tax consequences of the Transaction, as well as the effects of state, local and foreign tax laws to you.

General

Q. Who can help answer my questions?

A. If you have any questions about the special meeting, any of the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal or the Adjournment Proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact our Corporate Secretary at (888) 486-7775, or by writing to Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this proxy statement includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “could,” “continues,” “pro forma” or similar expressions. Among many other examples, the following statements are examples of the forward-looking statements in this document:

•	all statements regarding the satisfaction of certain closing conditions in the Stock Purchase Agreement and the timing of closing of the Phoenix Color Sale;
•	all statements regarding financial projections for Phoenix Color;
•

all statements regarding our future business, future business prospects, future revenues or cash flows, future working capital, the amount of cash reserves to be established in the future, future liquidity, future capital needs and future income;

•	all statements regarding the tax and accounting consequences of the Phoenix Color Sale; and
•	all statements regarding the amounts of proceeds resulting from the Phoenix Color Sale, including statements regarding our intended use of the proceeds resulting from the Phoenix Color Sale.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under “Risk Factors” beginning on page 21 of this proxy statement, as well as throughout this proxy statement, and you should consider these important cautionary factors as you read this document.

Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:

•	the occurrence of any event, change or circumstance that could give rise to the termination of the Stock Purchase Agreement;
•	the outcome of any legal proceedings that may be initiated against any of the Company, Phoenix Color or any of the other parties to the Stock Purchase Agreement;
•	the inability to complete the Phoenix Color Sale due to the failure to obtain the Company Stockholder Approval, or the failure to satisfy other conditions to consummation of the Phoenix Color Sale;
•	the failure of the Phoenix Color Sale to close for any other reason;
•	risks that the Phoenix Color Sale disrupts current plans and operations and the potential difficulties in employee retention generally;
•	the amount of the costs, fees and expenses related to the Transaction;
•	the effects of market volatility or macroeconomic changes and financial market regulations on the industry in which Phoenix Color operates;
•	the effects of changes in, or our failure to comply with, laws and regulations; and
•	the other factors discussed under “Risk Factors” beginning on page 21 of this proxy statement.

Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.

We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

RISK FACTORS

The following risk factors, together with the other information in this proxy statement, should be carefully considered by each of our stockholders before deciding whether to vote to approve the Phoenix Color Sale Proposal as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

Risks Related to the Phoenix Color Sale

The Phoenix Color Sale is subject to the Company Stockholder Approval and other closing requirements, and may not be completed as anticipated, or at all.

The sale of 100% of the outstanding shares of capital stock of Phoenix Color Corp. may be deemed to constitute a sale of substantially all of our assets under Delaware law and, therefore, the closing of the Phoenix Color Sale is subject to the approval of our stockholders that is the subject of this special meeting, the release of Phoenix Color Corp. and its subsidiaries as borrowers, guarantors and pledgors (as applicable) under our existing credit agreement, the expiration or termination of waiting periods under the HSR Act, as well as other customary closing requirements.

In addition, the Stock Purchase Agreement provides certain termination rights to Lakeside and to us. If an Adverse Recommendation Change by our Board of Directors occurs prior to us receiving the Company Stockholder Approval, Lakeside has the right to terminate the Stock Purchase Agreement and we must pay to Lakeside a $4,000,000 termination fee. If we engage in discussions or negotiations with respect to an unsolicited Superior Proposal from a third party prior to us receiving the Company Stockholder Approval, we have the right, under certain circumstances, to terminate the Stock Purchase Agreement and enter into a definitive transaction agreement providing for such Superior Proposal, and we must pay to Lakeside a $4,000,000 termination fee. Furthermore, if the Stock Purchase Agreement is terminated under the circumstance that we cannot obtain the Company Stockholder Approval, then we must reimburse Lakeside for all reasonable out-of-pocket expenses incurred by Lakeside up to a maximum amount of $2,000,000.

The total proceeds realized from the Phoenix Color Sale are contingent upon receiving the required stockholder vote and meeting other customary closing conditions as of the Closing Date. There can be no assurances that we will receive the vote and satisfy the conditions. Any delay in receiving the required stockholder vote and satisfying the other closing conditions may increase the risk that the Phoenix Color Sale will be terminated, or reduce the benefits that we expect to achieve.

If the Phoenix Color Sale does not close in accordance with its negotiated terms, we may not be able to negotiate another transaction for the sale of Phoenix Color at all, or to negotiate a sale for Phoenix Color with expected proceeds similar to those expected under the Stock Purchase Agreement, which could materially and adversely affect our business and financial results.

The Phoenix Color Sale is subject to clearance under the HSR Act, and regulatory authorities may impose conditions on clearance of the Phoenix Color Sale under the HSR Act that could prevent completion of the transaction.

Before the closing of the Phoenix Color Sale may be completed, the parties must obtain clearance under the HSR Act. In deciding whether to grant clearance to the Phoenix Color Sale under the HSR Act, the relevant governmental authorities have broad discretion and may, among other factors, consider the effect of the proposed transactions on competition within their relevant jurisdiction. The terms and conditions of the clearance under the HSR Act may impose requirements, limitations or costs on the parties or otherwise delay completion of the Phoenix Color Sale. Under the Stock Purchase Agreement, the parties have agreed to use their reasonable best efforts to obtain clearance under the HSR Act; however, there can be no assurance that governmental authorities will not impose conditions or limitations on the Phoenix Color Sale. For a more detailed description of the regulatory review process, see “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—HSR and Other Regulatory Approvals” beginning on page 57 of this proxy statement.

The Stock Purchase Agreement with Lakeside may be amended, and any term or provision may be waived by a writing signed by the party against whom such or waiver is sought to be enforced.

The Stock Purchase Agreement may be amended or modified by a writing signed by the parties, and any provision of the Stock Purchase Agreement may be waived by a writing signed by the party against whom enforcement of any such waiver is sought. As a result, if we are unable to satisfy any closing requirement upon which the Phoenix Color Sale is dependent, then the amendment of the Stock Purchase Agreement or the waiver of such closing requirement, as applicable, will be subject to approval by Lakeside. Additionally, Lakeside may make the granting of any such amendment or waiver contingent on our approval of new or additional terms or conditions of the Stock Purchase Agreement. Any inability to obtain such an amendment or waiver of the Stock Purchase Agreement, or to satisfy any additional terms or conditions of the Stock Purchase Agreement required by Lakeside, could have a material and adverse effect on our ability to complete the Phoenix Color Sale.

We may not distribute the proceeds of the Phoenix Color Sale.

There can be no assurances that we will return capital to stockholders as a result of the Phoenix Color Sale, or that any amounts returned will be distributed in any prescribed time frame. The amount of capital available for distribution and the method and timing of such distributions, if any, will depend on several factors, including but not limited to:

•	the completion of the Phoenix Color Sale, including the receipt of required approvals and the time required to obtain such approvals;
•	the proceeds realized from the Phoenix Color Sale;
•	the completion of the Faneuil Transaction, including the receipt of required approvals and the time required to obtain such approvals;
•	the proceeds realized from the Faneuil Transaction;
•

the actual amounts of future cash outflows, including expenses incurred in connection with the Phoenix Color Sale and the Faneuil Transaction, required payments for our outstanding indebtedness and realized tax amounts;

•	the outcomes of contingencies, including our legal and regulatory matters, any purchase price adjustment, and other contingencies; and
•	working capital and contingent cash requirements of the Company’s remaining business.

In addition, the method, timing and amount of any returns of capital will be at the discretion of our Board of Directors and will depend on market and business conditions, the market price of our common stock and our overall capital structure and liquidity position.

The announcement and pendency of the Phoenix Color Sale, whether or not consummated, creates uncertainty about our future, which could have a material adverse effect on our business, financial condition and results of operations.

The announcement and pendency of the Phoenix Color Sale, whether or not consummated, creates uncertainty about our future and introduces additional risks to our business. The risks related to the announcement and pendency of the Phoenix Color Sale include:

•	the diversion of management and employee attention and resources from our day-to-day operations;
•

the potential disruption to business partners, customers, suppliers and other service providers which could cause customers, suppliers and others that deal with us and/or our businesses to seek to change existing business relationships;

•	the loss of employees who may depart due to concerns regarding uncertainty relating to their jobs following the closing of the Phoenix Color Sale; and

•	we may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operations. Additionally, we have incurred substantial transaction costs and diversion of management resources in connection with the Phoenix Color Sale, and we will continue to do so until the final closing or termination of the Transaction.

If the proposed Phoenix Color Sale is not completed, we may explore other potential transactions, but alternatives may be less favorable to us.

Completion of the Phoenix Color Sale will require significant time, attention, and resources of our senior management and others within Phoenix Color, potentially diverting their attention from other business opportunities that might benefit us. If the proposed Phoenix Color Sale is not completed, we may explore other strategic alternatives to another party or parties. An alternative transaction may have terms that are less favorable to us than the terms of the proposed Phoenix Color Sale, or we may be unable to reach agreement with any third-party on an alternate transaction that we would consider to be reasonable.

In addition, as discussed above, if the proposed Phoenix Color Sale is terminated in certain circumstances, we may be obligated to pay a $4,000,000 termination fee and all reasonable out-of-pocket expenses (up to a maximum of $2,000,000) incurred by Lakeside under the Stock Purchase Agreement. If the Phoenix Color Sale is not completed, we may have difficulty recouping the costs incurred in connection with negotiating such transaction, preparing the Stock Purchase Agreement and this proxy statement.

We will be subject to certain other contractual restrictions while the Phoenix Color Sale is pending.

The Stock Purchase Agreement restricts us from taking certain actions prior to the closing of the Phoenix Color Sale or the termination of the Stock Purchase Agreement, which may prevent us from pursuing attractive business opportunities that may arise prior to the completion of the Transaction and could have the effect of delaying or preventing other strategic transactions. See “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Conduct of Business Prior to Closing” beginning on page 50 of this proxy statement.

The failure to complete the Phoenix Color Sale may impact our business, financial condition and results of operations.

If the Phoenix Color Sale is not completed for any reason, our business, financial condition and results of operations may be impacted. To the extent that the market price of our common stock reflects positive market assumptions that the Transaction will be completed and the related benefits will be realized, the failure to complete the Transaction may result in a decrease in the market value of our common stock and may impair our ability to achieve our objective of enhancing the value of our assets to our stockholders. Additionally, we will have incurred significant expenses, such as in connection with legal and financial advisory services, which generally must be paid regardless of whether the Transaction is completed. We may be unable to enter into alternative transactions for the sale of Phoenix Color on terms as favorable as the Transaction or at all.

Our directors and executive officers may have interests in the Phoenix Color Sale that may be different from, or in addition to, the interests of our stockholders generally.

Certain of our directors and executive officers negotiated the terms of the Phoenix Color Sale, and our Board of Directors unanimously recommended that our stockholders vote in favor of the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and the Adjournment Proposal. These directors and executive officers may have interests in the merger that are different from, or in addition to, those of our stockholders. These interests include, among other matters, potential bonus payments to certain of our executive officers, entitlement of certain of our executive officers to receive severance benefits under their respective employment agreements upon a qualifying termination of employment following the completion of the Phoenix Color Sale and certain rights to continued indemnification and insurance coverage. Our stockholders should be aware of these interests when they consider our Board of Directors’ recommendation that they vote in favor of the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and the Adjournment Proposal.

Our Board of Directors was aware of these potential interests and considered them in making its recommendations to approve the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and the Adjournment Proposal. For more detail regarding the interests of our directors and executive officers, see “Proposal 1: The Phoenix Color Sale Proposal—Interests of Our Directors and Officers” beginning on page 31 of this proxy statement.

The opinion obtained by our Board of Directors from its financial advisor does not and will not reflect changes in circumstances after the date of such opinion.

Lincoln orally rendered its opinion to our Board of Directors, subsequently confirmed in writing, by delivery of Lincoln’s written opinion addressed to the Board of Directors dated February 3, 2022, that, as of the date of such opinion, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the Consideration to be received by ALJ in the Transaction pursuant to, and subject to the adjustments described in, the Stock Purchase Agreement, is fair, from a financial point of view, to ALJ. Changes in the operations and prospects of Phoenix Color, general market and economic conditions and other factors that may be beyond our control, and on which the opinion of Lincoln was based, may alter Phoenix’s value. We have not obtained, and we do not expect to request, an updated opinion from our financial advisor. Lincoln’s opinion does not speak to the time when the Transaction will be completed or to any date other than the date of such opinion. As a result, the opinion does not and will not address the fairness, from a financial point of view, of the aggregate consideration to be received by us in connection with the Transaction at the time the Transaction is completed or at any time other than the date when the opinion was rendered. For a more complete description of the opinion that our Board of Directors received from Lincoln and a summary of the material financial analyses Lincoln provided to our Board of Directors in connection with rendering such opinion, see “Proposal 1: The Phoenix Color Sale Proposal—Opinion of Lincoln International LLC” beginning on page 42 of this proxy statement and the full text of such written opinion included as Annex C to this proxy statement.

Risks Relating to our Company if the Phoenix Color Sale is Completed

After completion of the Phoenix Color Sale, the size of our Company may be sub-scale, we will have substantially fewer assets, we may be more susceptible to adverse events, and we may not be able to use the proceeds from the Phoenix Color Sale as intended.

If the Phoenix Color Sale is completed, we will no longer own Phoenix Color and our future results of operations will be dependent solely on the remaining Faneuil business and differ materially from our previous results of operations. After completion of the Phoenix Color Sale, we will be subject to concentration of the risks that affect our remaining Faneuil business and we will have substantially fewer assets and may experience significant decreases in earnings and cash flow and increases in operating costs or other expenses. Following the Phoenix Color Sale, we will continue to be a public company (whether or not the Faneuil Transaction is completed) with ongoing costs associated with public company operations, which will be a greater percentage of our revenues. The market price of our common stock may significantly decrease, and our common stock may be more susceptible to market fluctuations. In addition, if there are significant adverse changes in our business prospects, the industries in which we operate, or in market and economic conditions generally, or if the Faneuil Transaction is not completed, we may not be able to use the proceeds from the Phoenix Color Sale as currently intended, because the proceeds would be expected to be used to pay down the remaining debt of the Company if the Faneuil Transaction is not completed and may be required for operations or other needs at Faneuil that we do not currently anticipate. Any downturn in our remaining Faneuil business or future prospects following the closing of the Phoenix Color Sale, or if we fail to bring overhead costs in line with our reduced operations following the closing of the Phoenix Color Sale, could have a material adverse effect on our future operating results and financial condition and could materially and adversely affect the market price of our securities.

Following the Phoenix Color Sale, the continuing costs and burdens associated with being a public company will constitute a much larger percentage of our revenues.

If the Phoenix Color Sale is completed, we will remain a public company and will continue to be subject to the listing standards of the NASDAQ and SEC rules and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002. While all public companies face the costs and burdens associated with being public companies, the costs and burden of being a public company will be a significant portion of our revenues, which will be reduced if the Phoenix Color Sale is completed.

Our future results following the Phoenix Color Sale may differ materially from the unaudited pro forma financial statements attached as Annex D and Annex E to this proxy statement.

The unaudited pro forma condensed consolidated financial statements attached to this proxy statement as Annex D present our historical consolidated financial statements as adjusted to give effect to the Phoenix Color Sale and the Faneuil Transaction. The unaudited pro forma condensed consolidated financial statements attached to this proxy statement as Annex E present our historical consolidated financial statements as adjusted to give effect to only the Phoenix Color Sale but not the Faneuil Transaction. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial condition. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect our financial condition and results of operations following the Phoenix Color Sale. Any change in our financial condition or results of operations may cause significant variations in the price of our common stock. See “Unaudited Pro Forma Condensed Consolidated Financial Statements Assuming Completion of Phoenix Color Sale and Faneuil Transaction” at Annex D and “Unaudited Pro Forma Condensed Consolidated Financial Statements Assuming Completion of Phoenix Color Sale Only” at Annex E of this proxy statement for more information.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the special meeting to be held on April 11, 2022, at 10:00 a.m. Pacific Time, at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, to consider and vote upon: (1)  the Phoenix Color Sale Proposal, (2) the Transaction-Related Compensation Proposal and (3) the Adjournment Proposal.

Record Date

Our Board of Directors has specified the close of business on March 16, 2022 as the record date for purpose of determining our stockholders who are entitled to receive notice of and to vote at the special meeting. Only our stockholders of record on the close of business on the record date are entitled to notice of and to vote at the special meeting. As of the record date, there were 42,408,830 shares of our common stock issued and outstanding and entitled to notice of and to vote at the special meeting. Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting.

As of March 16, 2022, the record date, our directors and executive officers held and are entitled to vote, in the aggregate, 18,912,685 shares of our common stock, representing approximately 44.6% of our issued and outstanding common stock.

Quorum; Vote Required

Under Section 2.7 of our Restated Bylaws, a majority of all the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum for the transaction of business at the special meeting.  Pursuant to Section 271 of the Delaware General Corporation Law (the “DGCL”), the approval of the sale of substantially all of our assets pursuant to the Phoenix Color Sale Proposal requires the affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote on the matter as of the record date. Under Sections 2.7 and 2.10 of our Restated Bylaws, the approval of the advisory resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402(t) of Regulation S-K and any adjournment of the special meeting each requires the affirmative vote of a majority of the votes cast on such proposal at a meeting at which a quorum is present. See “The Special Meeting—Quorum; Vote Required” beginning on page 26 of this proxy statement.

Abstentions and Broker Non-Votes

For each proposal, you may vote FOR, AGAINST or ABSTAIN. Abstentions will not be counted as votes cast or shares voting on the Transaction-Related Compensation Proposal or the Adjournment Proposal, but will count for the purpose of determining whether a quorum is present at the special meeting. If you vote ABSTAIN or do not vote on the Phoenix Color Sale Proposal, it will have the same effect as a vote “AGAINST” the Phoenix Color Sale Proposal.

Under the rules of the NASDAQ, brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approving non-routine matters such as the approval of the Phoenix Color Sale Proposal. As a result, absent specific instructions from the beneficial owner of such shares, brokers cannot vote those shares, referred to generally as “broker non-votes.” Any broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting but will have the same effect as a vote “AGAINST” the Phoenix Color Sale Proposal. However, any broker non-votes will have no effect on the outcome of the vote for each of the Transaction-Related Compensation Proposal and the Adjournment Proposal.

Proxies and Revocation

If you submit a proxy by telephone, via the Internet or by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the Phoenix Color Sale Proposal, “FOR” the Transaction-Related Compensation Proposal, and “FOR” the Adjournment Proposal. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you do not instruct your broker to vote your shares, it has the same effect as a vote against the Phoenix Color Sale Proposal.

Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. You have the right to change or revoke your proxy at any time before it is voted at the special meeting in the following ways:

•

Record Stockholders: You may change your vote at any time prior to the vote at the special meeting. Your vote may be revoked by filing with the Company’s counsel, Shearman & Sterling LLP, located at 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Christopher M. Forrester and Cody Wright, a written notice of revocation, or it may be revoked by a later-dated vote, by mail, by Internet or by telephone, or by attending the meeting and voting in person. Only a stockholder’s latest proxy received by 11:59 p.m. Eastern Time on April 10, 2022 will be counted. Attendance at the meeting will not, by itself, revoke a proxy.

•

Street Name Stockholders: If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the special meeting.

No matter other than the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and, if necessary, the Adjournment Proposal will be brought for a vote at the special meeting.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Whether or not a quorum is present, a special meeting of stockholders may be adjourned without notice by announcement made at the special meeting, of the time, date and place of the adjourned meeting. Any signed proxies received by us in whom no voting instructions are provided on such matter will be voted “FOR” the Adjournment Proposal to approve any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies.

Dissenters’ Rights

Holders of our common stock are not entitled to dissenting stockholders’ appraisal rights or other similar rights in connection with the Phoenix Color Sale and Stock Purchase Agreement. The DGCL does not provide for appraisal rights, rights of objecting stockholders or other similar rights to stockholders of a corporation in connection with a sale of substantially all of its assets.

Solicitation of Proxies

This proxy solicitation is being made and paid for by the Company on behalf of our Board of Directors. Our directors, officers and employees may solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have more questions about the Phoenix Color Sale, the advisory (nonbinding) vote on executive compensation payable in connection with the Transaction or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our Corporate Secretary at (888) 486-7775, or write to Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016.

Our Board of Directors unanimously recommends that you vote “FOR” the Phoenix Color Sale Proposal, “FOR” the Transaction-Related Compensation Proposal, and “FOR” the Adjournment Proposal.

PROPOSAL 1: THE PHOENIX COLOR SALE PROPOSAL

General Description of the Phoenix Color Sale

Pursuant to the Stock Purchase Agreement, dated as of February 3, 2022, by and between ALJ and Lakeside,  ALJ has agreed to sell to Lakeside 100 shares of the Class A Common Stock, par value $0.01 per share, of Phoenix Color, representing 100% of the outstanding shares of capital stock of Phoenix Color.

The purchase price for the Phoenix Color Sale will be an amount equal to $134,775,000, minus (A) the amount of indebtedness of Phoenix Color and its subsidiaries as of the Closing Date, minus (B) the amount, if any, by which $9,818,269 exceeds the working capital of Phoenix Color and its subsidiaries as of the Closing Date, plus (C) the amount, if any, by which the working capital of Phoenix Color and its subsidiaries as of the Closing Date exceeds $9,818,269, minus (D) the amount of transaction expenses of Phoenix Color and its subsidiaries as of the Closing Date. If the Closing takes place after April 15, 2022, but on or before May 15, 2022, then the purchase price will be reduced by $1,000,000.  If the Closing takes place after May 15, 2022, then the purchase price will be reduced by $2,000,000.

See “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement” beginning on page 47 of this proxy statement for more information. A copy of the Stock Purchase Agreement is attached to this proxy statement as Annex A. We encourage you to read the Stock Purchase Agreement and the Voting and Support Agreement in their entireties.

The Parties to the Phoenix Color Sale

ALJ

ALJ is a holding company consisting of the following wholly owned subsidiaries:

•

Faneuil, which is a leading provider of call center services, back-office operations, staffing services, and toll collection services to government and regulated commercial clients across the United States, focusing on the healthcare, utility, transportation, and toll revenue collection industries. Faneuil is headquartered in Hampton, Virginia.  The Company acquired Faneuil in October 2013.

On December 21, 2021, the Company entered into the Asset Purchase Agreement with TTEC, TTEC Holdings, Inc., a Delaware corporation, and Faneuil, pursuant to which TTEC agreed, subject to the terms and conditions set forth in the Asset Purchase Agreement, to acquire the assets of Faneuil’s tolling and transportation vertical and health benefit exchange vertical.  As of the date of this proxy statement, the Faneuil Transaction has not closed.  We expect, but cannot guarantee, that the Faneuil Transaction will close within 30 days of the date of this proxy statement.

•	Phoenix Color (described in more detail below).

ALJ’s common stock is publicly traded on NASDAQ under the symbol “ALJJ.”  Our executive offices are located at 244 Madison Avenue, PMB #358, New York, NY 10016, and our telephone number is (888) 486-7775.

Phoenix Color

Phoenix Color is a Delaware corporation headquartered in Hagerstown, Maryland.  The Company acquired Phoenix Color in August 2015.

Phoenix Color is a premier full-service, full-color printer with over 40 years of superior printing experience.  Drawing on a broad spectrum of materials and decorative technologies, Phoenix Color produces memorable, value-added components, heavily illustrated books, and specialty commercial products. Book publishers generally design book components to enhance the sales appeal of their books. The production of book components requires specialized equipment, materials, and finishes and often demands high-quality, intricate work. As a result, many leading publishers rely on specialty printers such as Phoenix Color to supply high-quality book components. This same philosophy applies to labels, packaging, and specialty commercial products, where Phoenix Color customers require the knowledge and expertise of a printer that can enhance their products for sale into the commercial marketplace. Phoenix Color has been servicing the publishing industry within the United States since 1979 and has formed lasting relationships with many of the biggest names in book publishing.

As a domestic manufacturer, Phoenix Color offers extensive, in-house digital pre-press capabilities and its technologically advanced UV printing platform supports an array of printing and finishing options.  Phoenix Color innovative special effects include foil stamping, UV embellishments, and laminations, as well as its trademarked products LithoFoil®, MetalTone™, Look of Leather™, and VibraColor™.

Phoenix Color’s principal executive offices are located at 18249 Phoenix Dr, Hagerstown, MD 21742, and its telephone number is (301) 733-0018.

Lakeside

Lakeside is a Delaware limited liability company headquartered in Warrenville, Illinois, and a direct wholly owned subsidiary of LSC Communications LLC  (“LSC”), a Delaware limited liability company and indirect wholly owned subsidiary of funds managed by Atlas Holdings LLC (“Atlas”), which acquired substantially all of the assets of LSC Communications, Inc. in December 2020.

Lakeside operates the book division of LSC and is the largest book manufacturer in the United States. In addition to book manufacturing, Lakeside provides warehousing, distribution, sales, marketing services and fulfillment services, as well as IP and brand protection technology for book publishers and others requiring premium quality print and distribution-related services.  Lakeside also operates a publishing group that publishes books under the Dover Publications and REA imprints.  With approximately 5,400 associates, Lakeside operates across more than 15 facilities throughout the United States.

LSC is a global leader in print and digital media solutions and offers a range of services and products that serve the needs of publishers, merchandisers and retailers around the world through a number of business units in addition to Lakeside.

Lakeside’s executive offices are located at 4101 Winfield Road, Warrenvile, IL 60555, and its telephone number is (844) 572-5720.

Recommendation of our Board of Directors with respect to the Phoenix Color Sale Proposal

Our Board of Directors, at a special meeting held on February 2, 2022, after due consideration, unanimously (i) determined that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and its stockholders, (ii) approved the Stock Purchase Agreement and the consummation by the Company of the transactions contemplated by the Stock Purchase Agreement, and (iii) directed that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement be submitted for consideration by our stockholders at a special meeting of stockholders. Our Board of Directors has unanimously approved the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement and unanimously recommends that stockholders vote “FOR” the Phoenix Color Sale Proposal.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon is required for the approval of the Phoenix Color Sale (the “Company Stockholder Approval”). This means that, of the shares of common stock entitled to vote on the proposal (regardless of whether the holders of such shares are present in person or by proxy at the special meeting), a majority must vote in favor of the proposal to approve the Phoenix Color Sale in order for the Phoenix Color Sale to be approved. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Under the Voting and Support Agreement, Mr. Ravich, our Chairman and Chief Executive Officer and the Company’s largest stockholder, has agreed to vote or cause to be voted all of the shares of the Company’s common stock owned by him beneficially or of record (other than any shares that he is required to vote in accordance with that certain Voting Agreement, dated as of September 6, 2019, by and between Mr. Ravich and the Company (the “Existing Voting Agreement”)) in favor of the Phoenix Color Sale, and that the Voting and Support Agreement terminates in the event of an Adverse Recommendation Change by our Board of Directors.

Members of our Board of Directors who beneficially owned an aggregate of approximately 43.4% of the outstanding shares of common stock as of March 16, 2022 have indicated that they intend to vote in favor of Phoenix Color Sale.

Interests of Our Directors and Officers

In considering the recommendation of our Board of Directors with respect to the Phoenix Color Sale Proposal, you should be aware that certain of our directors and executive officers may have interests in the Phoenix Color Sale that are different from, or in addition to, your interests as a stockholder and that such interests may present actual or potential conflicts of interest. Our Board of Directors was aware of these interests prior to the execution of the Stock Purchase Agreement and considered them, among other matters, in approving the Stock Purchase Agreement and in determining to recommend that the stockholders adopt the Stock Purchase Agreement. Such interests include, among other matters, potential bonus payments to our executive officers, entitlement of the executive officers to receive severance benefits under their respective employment agreements upon a qualifying termination of employment following the completion of the Phoenix Color Sale and certain rights to continued indemnification and insurance coverage. In addition, the number of shares of our common stock owned by our directors and executive officers as of March 16, 2022, appears below under “Proposal 1: The Phoenix Color Sale Proposal—Security Ownership of Certain Beneficial Owners and Management” beginning on page 67 of this proxy statement.

Employment Agreements with Executive Officers

Employment Agreement with Mr. Ravich

The Company is party to an amended and restated employment agreement with Mr. Jess Ravich, its Chief Executive Officer, dated as of June 21, 2020 (the “Ravich Employment Agreement”).  Under the Ravich Employment Agreement, if Mr. Ravich’s employment is terminated by the Company without “cause” or by Mr. Ravich with “good reason,” Mr. Ravich will be entitled to (1) continued payment of his base salary until the earlier of one year from his date of termination and the end of the initial term (September 30, 2022) or any additional two-year term (such period, the “Ravich Severance Period”), (2) a pro-rated annual bonus payment for the year of termination, calculated based on actual performance for the year of termination and (3) continued medical plan coverage during the Ravich Severance Period at no cost to Mr. Ravich. In addition, under the Ravich Employment Agreement, Mr. Ravich is entitled to a Realization Bonus (the “Realization Bonus”) upon the Closing of the Phoenix Color Sale equal to 5% of the gross sales price (excluding expenses of the Phoenix Color Sale) less the sum of (1) the gross purchase price of Phoenix Color and any of its subsidiaries and (2) any growth capital expenditures incurred after the Closing of the purchase of Phoenix Color. Pursuant to the Ravich Employment Agreement, Mr. Ravich has agreed to restrictions on the use of confidential information and, for a period of one year following his termination of employment, not to compete with the Company, not to solicit its customers, clients or suppliers to cease doing business with the Company and not to solicit or encourage to cease providing services to the Company, or to hire, any individual providing services to the Company in the six-month period preceding the solicitation or hire.

Employment Agreement with Mr. Hartman

The Company is party to an amended and restated employment agreement with Mr. Brian Hartman, its Chief Operating Officer, dated as of August 20, 2021 (the “Hartman Employment Agreement”).  Under the Hartman Employment Agreement, if Mr. Hartman’s employment is terminated by the Company without “cause” or by Mr. Hartman with “good reason,” Mr. Hartman will be entitled to (1) continued payment of his base salary for six months, plus one additional month of base salary for every year of service completed, for a maximum of 12 months

(2) continued health care coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) at active employee rates, (3) the annual bonus for the year in which his termination of employment occurs, if Mr. Hartman would have otherwise been entitled to receive such bonus had he been employed at the time that the annual bonuses are paid and (4) the annual bonus for the year prior to the year in which his termination of employment occurs, if Mr. Hartman had otherwise earned an annual bonus payment for such prior year and said bonus had not yet been paid. Pursuant to the Hartman Employment Agreement, Mr. Hartman has agreed to restrictions on the use of confidential information and, for a period of one year following his termination of employment, not to compete with the Company, not to solicit its customers, clients or suppliers to cease doing business with the Company and not to solicit or encourage to cease providing services to the Company, or to hire, any individual providing services to the Company in the six-month period preceding the solicitation or hire.

Employment Agreements with Other Key Employees

Employment Agreement with Mr. Reisch

Phoenix Color is party to an amended and restated employment agreement with Mr. Marc Reisch, its Chairman, dated as of December 17, 2021 (the “Reisch Employment Agreement”).  Pursuant to the Reisch Employment Agreement, Mr. Reisch is entitled to an annual bonus equal to $200,000 (the “Base Bonus”), an annual bonus equal to 10% of the adjusted EBITDA of Phoenix Color for the fiscal year to the extent the adjusted EBITDA is between $17,500,000 and $27,000,000, plus 5% of the adjusted EBITDA above $27,000,000 (the “Annual Bonus”) and a retention bonus (the “Retention Bonus”) equal to $5,000,000.  The remaining portions of the Retention Bonus will vest and become payable as follows: 50% on September 15, 2022 and 50% on September 15, 2023.  Under the Reisch Employment Agreement, if Mr. Reisch’s employment is terminated by Phoenix Color without “cause” or by Mr. Reisch with “good reason,” Mr. Reisch will be entitled to any unpaid portion of the Retention Bonus (including any portion that had not yet vested as of the date of Mr. Reisch’s termination). Pursuant to the Reisch Employment Agreement, Mr. Reisch has agreed to restrictions on the use of confidential information and, for one year following his termination of employment, not to compete with Phoenix Color, not to solicit its customers, clients or suppliers to cease doing business with Phoenix Color and not to solicit or encourage to cease providing services to Phoenix Color, or to hire, any individual providing services to Phoenix Color in the six-month period preceding the solicitation or hire.

Pursuant to the Reisch Employment Agreement, upon the Closing of the Phoenix Color Sale, Mr. Reisch will be entitled to a bonus (the “Reisch Sale Bonus”), equal to five percent (5%) of the amount by which the net sale price exceeds $85,000,000. In addition, Mr. Reisch will receive a pro-rata portion of the Base Bonus and Annual Bonus (with the Annual Bonus calculated using a trailing twelve month adjusted EBITDA as of the last day of the fiscal quarter preceding the quarter in which the Phoenix Color Sale occurs).  The Reisch Sale Bonus, as well as the pro-rated portions of the Base Bonus and Annual Bonus, will be paid to Mr. Reisch in a lump sum on the first payroll period following the Closing of the Phoenix Color Sale.

Prior to the Closing Date, the Company, Mr. Reisch and Phoenix Color will enter into an amendment and novation of the Reisch Employment Agreement (the “Reisch Novation Agreement”), pursuant to which the Company will assume all obligations of Phoenix Color under the Reisch Employment Agreement and will permit Mr. Reisch to provide services to Phoenix Color as a consultant for up to 10 hours a week for a period of three months following the Closing Date.

Definition of “Cause”

Under each employment agreement, “cause” means generally (1) continued neglect by the executive of the executive’s duties, (2) continued incompetence or unsatisfactory attendance, (3) conviction of any felony, (4) violation of the rules, regulations, procedures or instructions relating to the conduct of employees, directors, officers or consultants of the Company (in the case of Mr. Reisch, Phoenix Color), (5) willful misconduct by the executive in connection with the performance of any material portion of the executive’s duties, (6) breach of fiduciary obligation owed to the Company (in the case of Mr. Reisch, Phoenix Color) or commission of any act of fraud, embezzlement, disloyalty or defalcation, or usurpation of a Company opportunity, (7) breach of any provision of the applicable employment agreement, including any non-competition, non-solicitation or confidentiality provisions, (8) any act that has a material adverse effect upon the reputation of or the public confidence in the Company (in the case of Mr. Reisch, Phoenix Color), (9) failure to comply with a reasonable order, policy or rule that constitutes material insubordination, (10) engaging in any discriminatory or sexually harassing behavior or (11) using, possessing or being impaired by or under the influence of illegal drugs or the abuse of controlled substances or alcohol on the premises of the Company (in the case of Mr. Reisch, Phoenix Color) or any of its subsidiaries or affiliates or while working or representing the Company (in the case of Mr. Reisch, Phoenix Color) or any of its subsidiaries or affiliates.

Definition of “Good Reason”

Under each employment agreement, “good reason” means generally, without the advance written consent of the specified executive officer: (1) a reduction in base salary (unless such reduction is made generally to other senior executives of the Company), or, in the case of Mr. Reisch, Phoenix Color, a reduction in base salary, Base Bonus, Annual Bonus, Retention Bonus or Reisch Sale Bonus, or (2) a material reduction in the executive’s title or responsibilities, provided, that a change in reporting responsibilities or a reduction in responsibilities that occurs solely by virtue of the Company (in the case of Mr. Reisch, Phoenix Color) being acquired and made part of a larger entity will not by itself constitute “good reason.” A termination by the executive for “good reason” will be effective only if the executive provides the Company or Phoenix Color, as applicable, with written notice specifying the event which constitutes “good reason” within 30 days (15 days under the Ravich Employment Agreement) following the occurrence of such event or date the executive became aware or should have become aware of such event, and the Company or Phoenix Color, as applicable, fails to cure the circumstances giving rise to “good reason” within 30 days (15 days under the Ravich Employment Agreement).

Transaction Bonus for Mr. Hartman

Upon the closing of the Phoenix Color Sale, Mr. Hartman will be entitled to a transaction bonus equal to $200,000 (the “Hartman Sale Bonus”), which will be paid to Mr. Hartman in a lump sum on the first payroll period following the closing of the Phoenix Color Sale.

Indemnification and Insurance

Pursuant to the terms of the Stock Purchase Agreement, Phoenix Color’s non-employee directors and executive officers will be entitled to certain indemnification protections by Lakeside following the Phoenix Color Sale, as further described in “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Other Covenants” beginning on page 60 of this proxy statement, and will be entitled to ongoing indemnification and coverage under certain of our directors’ and officers’ liability insurance policies following the Transaction.

        As permitted in accordance with Section 2-418(k) of the Maryland General Corporation Law, the Company maintains a directors and officers liability insurance policy providing insurance for the directors and officers of the Company against certain liabilities asserted against them or incurred by them, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Transaction

In accordance with Item 402(t) of Regulation S-K, the table below sets forth the compensation that is based on or otherwise relates to the Phoenix Color Sale that may become payable to each of the Company’s named executive officers in connection with the Phoenix Color Sale.  For additional details regarding the terms of the payments described below, see the discussion in “Proposal 1: The Phoenix Color Sale Proposal—Interests of Our Directors and Officers” beginning on page 31 of this proxy statement.

The amounts indicated in the table below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that the Phoenix Color Sale was consummated on March 1, 2022, the Faneuil Transaction has closed and that the employment of each of the named executive officers was immediately terminated by the Company without “cause” or by the executive for “good reason” on such date. In addition to the assumptions regarding the consummation date of the Phoenix Color Sale and the termination of employment, these estimates assume that the purchase price for the Phoenix Color Sale will be $134,775,000 and that the Company purchased

Phoenix Color for aggregate consideration of $104.6 million (which amount represents the sum of the gross purchase price of Phoenix Color and any of its subsidiaries and any growth capital expenditures incurred after the Closing of the purchase of Phoenix Color). In addition, the amounts shown below do not attempt to quantify any reduction that may be applied to avoid application of the excise tax under Section 280G of the Code; therefore, actual payments to the named executive officers may be less than the amounts indicated below. Accordingly, the actual values to be received by a named executive officer in connection with the Phoenix Color Sale may differ from the amounts set forth below.

Named Executive Officer	Cash ($)		Perquisites/ Benefits ($)		Total ($) (6)
Mr. Jess Ravich	1,682,350	(1)	3,829	(2)	1,686,179
Mr. Brian Hartman	833,330	(3)	11,520	(4)	844,850
Ms. Anna Van Buren (5)	-		-		-
(1)

Represents $131,250 of base salary continuation through September 30, 2022, a pro-rated amount of Mr. Ravich’s annual bonus for the year of termination (based on actual performance as of March 1, 2022) equal to $42,250, and the Realization Bonus, which is equal to $1,508,850.

(2)	Represents the estimated value of the continued medical benefits payable by the Company through September 30, 2022.
(3)

Represents $333,330 of base salary continuation for 10 months, the annual bonus of $300,000 for the year in which Mr. Hartman’s termination of employment occurs and the Hartman Sale Bonus, which is equal to $200,000.

(4)	Represents the value of the employer’s portion of Mr. Hartman’s health care benefits.
(5)	Ms. Van Buren’s employment with the Company and its subsidiaries will terminate as of the closing of the Faneuil Transaction.
(6)

No named executive officer is entitled to a gross-up or other make-whole payment in connection with any golden parachute excise taxes imposed due to Section 280G of the Code on the payments and benefits that the named executive officer may receive in connection with the transaction, including the payments and benefits reflected above.

Background of the Transaction

Lakeside is the largest producer of books in the United States and one of Phoenix Color’s largest customers.  Since December 2020, Lakeside has been a direct wholly owned subsidiary of LSC, a Delaware limited liability company and a portfolio company of Atlas.

Early in the second quarter of 2021, Marc Reisch, Chairman and Chief Executive Officer of Phoenix Color, had lunch with Dave McCree, Lakeside’s Chief Executive Officer.  At that meeting, Mr. McCree asked if ALJ would consider a possible transaction with Lakeside involving Phoenix Color.  Mr. Reisch responded that, depending on the proposed terms, ALJ would be open to discussions regarding such a transaction.

On May 24, 2021, Tim Fazio, managing partner and co-founder of Atlas, and member of the Board of Managers of ACR III Global LSC Holdings LLC, an affiliate of Atlas which indirectly wholly owns LSC and Lakeside, sent an email to Mr. Reisch and Jess Ravich, our Chairman and Chief Executive Officer, requesting a call to discuss Phoenix Color.  Mr. Reisch and Mr. Ravich then had two phone calls with Mr. Fazio, on June 18 and July 6, 2021, to discuss their preliminary views of possible transactions that the parties might engage in with respect to Phoenix Color.  During this time, Mr. Fazio suggested that the parties should sign a confidentiality agreement to enable the sharing of additional information regarding their businesses.

Following the discussions with Mr. Fazio, the Company engaged Shearman & Sterling LLP (“Shearman”), the Company’s longtime external legal counsel, to represent it in connection with a possible transaction involving Phoenix Color.

On August 13, 2021 and August 18, 2021, Mr. Reisch had phone calls with representatives of Atlas and Lakeside to provide a high-level business overview of Phoenix Color.

On August 20, 2021, Atlas delivered a letter to the Company (the “August 20 letter”), addressed to Mr. Ravich, indicating Atlas’s interest in acquiring, directly or indirectly through one of its affiliates, the assets of Phoenix Color (the “Phoenix Color assets”) and combining them with Lakeside. The August 20 letter stated that, based on certain assumptions set forth in the letter and subject to due diligence and the negotiation of definitive documentation, Atlas or one of its affiliates was prepared to purchase the Phoenix Color assets on a cash-free, debt-free basis for a purchase price in the range of $120 million to $140 million.

On August 23, 2021, the Company entered into a confidentiality agreement with Atlas, pursuant to which each of the Company and Atlas agreed to disclose confidential information to the other to enable them to further evaluate a possible negotiated transaction involving the acquisition of Phoenix Color.

On August 24 and September 2, 2021, representatives of Phoenix Color, Lakeside and Atlas had phone calls to discuss the scope of the financial diligence and to answer additional questions regarding Phoenix Color’s business.

On September 3, 2021, the Company provided to Atlas and Lakeside and their respective representatives the requested financial information regarding Phoenix Color, including several years of its historical financial statements and details regarding its historical and planned capital expenditures.  On September 10, 2021, representatives of Phoenix Color and Atlas had a phone call to discuss the financial information that had been provided and next steps.

On September 14, 2021, Atlas delivered a revised letter to the Company (the “September 14 letter”), indicating Atlas’ continued interest in acquiring, directly or indirectly through one of its affiliates, the Phoenix Color assets and combining them with Lakeside.  The September 14 letter stated that, based on the same assumptions set forth in the August 20 letter and subject to completion of its due diligence and the negotiation of definitive documentation, Atlas or one of its affiliates was prepared to purchase the Phoenix Color assets on a cash-free, debt-free basis for a purchase price in the range of $130 million.

On September 20, 2021, representatives of ALJ and Phoenix Color, including Mr. Reisch, had a phone call with representatives of Atlas and Lakeside to discuss a proposed process for additional due diligence of Phoenix Color.

Beginning on October 1, 2021, representatives of Lakeside were given access to an electronic data room containing additional non-public information regarding Phoenix Color to enable them to conduct further due diligence on Phoenix Color.  In addition, throughout the months of October and November 2021, representatives of Phoenix Color and the Company, including Mr. Reisch and Brian Hartman, Chief Financial Officer of the Company, participated in more than a dozen diligence calls with representatives of Atlas and/or Lakeside.

On October 8, 2021, the Company entered into an Engagement Letter with Lincoln to provide a fairness opinion in connection with the Transaction.

On October 12, 2021, a videoconference meeting of our Board of Directors was held to discuss, among other things, the status of the proposed sale of Phoenix Color.  At the meeting, representatives of Shearman described the terms of the draft Stock Purchase Agreement that it was preparing, in consultation with the Company’s management, to deliver to Lakeside and its counsel, and answered the directors’ questions relating thereto.  Representatives of Shearman also reviewed with the Board of Directors their fiduciary duties in connection with the proposed transaction.

On October 15, 2021, Shearman delivered to Willkie Farr & Gallagher LLP (“Willkie”), Lakeside’s external legal counsel for the proposed transaction, an initial draft of the Stock Purchase Agreement that contemplated, among other things: a transaction structured as a purchase of all of the outstanding capital stock of Phoenix Color, not just the Phoenix Color assets; a base purchase price of $130 million; and non-survival of the parties’ representations and warranties, and certain covenants following the Closing.

On October 21, 2021, Shearman delivered to Willkie an initial draft of the Voting and Support Agreement.

On November 1, 2021, Willkie delivered to Shearman a revised draft of the Stock Purchase Agreement that, among other things: identified Lakeside as the intended purchaser; significantly expanded the representations, warranties and covenants to be made by the Company; provided for the survival of the representations, warranties and covenants of the Company following the Closing; and proposed an indemnity by the Company to Lakeside for damages arising from any breaches of certain representations and warranties, and covenants of the Company.  Willkie also informed Shearman that the structure of the proposed transaction was still under consideration by its client, which preferred an asset purchase rather than a stock purchase, and that the base purchase price had not yet been agreed pending completion of due diligence.  In response to this markup, representatives of the Company advised representatives of Lakeside that the Company did not intend to provide Lakeside with an indemnity in the proposed transaction and expected that Lakeside would obtain a representations and warranties insurance policy for such purposes.

On November 2, 2021, a videoconference meeting of our Board of Directors was held to discuss, among other things, the status of the proposed sale of Phoenix Color.  At the meeting, representatives of Shearman described the principal business and legal issues raised by Willkie’s November 1 revised draft of the Stock Purchase Agreement.

During November 2021, the parties continued to work on the due diligence and, in early December 2021, representatives of Lakeside provided to the Company Lakeside’s updated position on material transactions terms, which included the following: absence of a post-Closing indemnity for any breaches of the Company’s representations, warranties and covenants and that Lakeside would obtain a representations and warranties insurance policy for such purposes; the proposed transaction would be structured as an acquisition of all of the outstanding capital stock of Phoenix Color, not just the Phoenix Color assets, provided that the Company would make a Section 336(e) Election resulting in the Transaction being deemed an asset sale for United States federal income tax purposes; and Lakeside would pay a base purchase price of $125 million.

On December 20, 2021, Mr. Ravich and Mr. Fazio discussed by phone Lakeside’s updated positions on material transaction terms for the Phoenix Color Sale, including the Company’s view that the revised purchase price proposed by Lakeside was too low. On their call, no agreement was reached on the purchase price, and Mr. Ravich informed Mr. Fazio that the Company would defer further negotiations with Lakeside while the Company focused on the completion of the Company’s separate negotiations with TTEC for the sale of the assets of Faneuil’s tolling and transportation vertical and health benefit exchange vertical.

On December 23, 2021, the Company announced its entry into the Asset Purchase Agreement for the Faneuil Transaction.

In early January 2022, the parties continued discussions regarding the proposed Phoenix Color Sale, exchanging several emails and conducting two phone calls, on January 12 and January 26, 2022, to further negotiate the purchase price and related transaction terms.  On January 16, 2022, the parties reached a tentative understanding that Lakeside would pay a base purchase price of $135 million, provided that the Company would make a Section 336(e) Election and that purchase price would be reduced by $1 million if the Transaction did not close by April 15, 2022 and by an additional $1 million if the Transaction did not close by May 15, 2022.  They also agreed that the purchase price would be reduced at the Closing for any then outstanding amounts related to the purchase and installation by the Company of certain new equipment in its Hagerstown and Terre Haute facilities.

Following the tentative understanding on purchase price reached on January 16, 2022, the parties and their respective representatives resumed negotiation of the terms of the Stock Purchase Agreement and the Voting and Support Agreement during the next two weeks.  These negotiations focused on, among other things:  the working capital target; Lakeside and the Company’s obligations to obtain clearance of the Transaction under the HSR Act, including certain restrictions on Lakeside’s ability to acquire businesses similar to Phoenix Color prior to obtaining such clearance; the ability of Lakeside and Phoenix Color to make claims under insurance policies of the Company following the Closing; the ability of our Board of Directors to make an Adverse Recommendation Change under certain circumstances; and whether the Voting and Support Agreement would terminate in the event of an Adverse Recommendation Change.

On January 20, 2022, a videoconference meeting of our Board of Directors was held to discuss, among other things, the status of the proposed sale of Phoenix Color.  At the meeting, representatives of Shearman summarized the status of the Company’s negotiations with Lakeside, including the tentative understanding on purchase price reached by the parties on January 16, 2022.

On January 25, 2022, another videoconference meeting of our Board of Directors was held to discuss, among other things, the status of the proposed sale of Phoenix Color.  At the meeting, representatives of Shearman provided an update on the negotiations of the Stock Purchase Agreement with Willkie and Lakeside and again reviewed with the Board of Directors their fiduciary duties in connection with the proposed transaction.

On February 2, 2022, a videoconference meeting of our Board of Directors was held to consider and approve the proposed sale of Phoenix Color.  At the meeting, representatives of Shearman described the latest changes to the draft Stock Purchase Agreement, which was then in substantially final form, and answered the directors’ questions relating thereto.  Representatives of Lincoln then gave a presentation to the directors regarding the financial analyses performed by Lincoln and, following discussion thereof, Lincoln orally rendered its opinion to our Board of Directors that, as of that date, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the consideration to be received by the Company in the Transaction pursuant to, and subject to the adjustments described in, the Stock Purchase Agreement, was fair, from a financial point of view, to the Company. Next, Mr. Ravich reviewed with the Board of Directors the few remaining transaction issues outstanding between the parties and advised the Board that the Company might need to agree to a reduction of the purchase price by up to $500,000 to settle those remaining issues.  After further discussion, the directors unanimously (i) determined that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and its stockholders, (ii) approved the Stock Purchase Agreement (including any amendments thereto to resolve the remaining issues) and the consummation by the Company of the transactions contemplated by the Stock Purchase Agreement, and (iii) directed that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement be submitted for consideration by our stockholders at a special meeting of stockholders.

Later on February 2, 2022, representatives of the Company and Phoenix Color, including Mr. Ravich and Mr. Reisch, and representatives of Lakeside held a videoconference meeting to resolve the remaining issues in the Stock Purchase Agreement and the Voting and Support Agreement.  Following the meeting, representatives of the Company agreed with representatives of Lakeside that the base purchase price would be reduced by $225,000, to $134,775,000, to settle certain of those remaining issues.  Over the next 24 hours, Shearman and Willkie worked to finalize the drafting in the Stock Purchase Agreement and the Voting and Support Agreement to reflect the parties’ resolution of the remaining issues, including the revised base purchase price.

In the morning of February 3, 2022, Lincoln was informed of the revised base purchase and was provided a near-final draft of the Stock Purchase Agreement.  Lincoln then delivered its written opinion to our Board of Directors that, as of that date, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the consideration to be received by the Company in the Transaction pursuant to, and subject to certain adjustments as described in, the Stock Purchase Agreement, was fair, from a financial point of view, to the Company.

In the evening of February 3, 2022, the Company, Lakeside and Phoenix Color executed the Stock Purchase Agreement, and Lakeside and Mr. Ravich concurrently executed the Voting and Support Agreement.  The Transaction was publicly announced the next morning, on February 4, 2022.

Reasons for Recommending the Phoenix Color Sale

Our Board of Directors (i) determined that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement is advisable, fair, expedient and for the best interests of the Company and its stockholders, (ii) approved the Stock Purchase Agreement and the consummation by the Company of the transactions contemplated by the Stock Purchase Agreement, and (iii) directed that the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement be submitted for consideration by our stockholders at a special meeting of stockholders. Our Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the approval of the Phoenix Color Sale on the terms and conditions of the Stock Purchase Agreement.

In evaluating the Phoenix Color Sale, our Board of Directors discussed the proposed transaction with the Company’s management and legal and financial advisors and considered a variety of factors, including the positive factors set forth below, each of which our Board of Directors believed supported its determination:

•	our Board of Directors’ knowledge of the business, financial condition, strategy and prospects of Phoenix Color, including the risks and uncertainties inherent in Phoenix Color’s business;
•	our Board of Directors’ knowledge of Phoenix Color’s historical financial performance and results of operations and management’s projections for future financial performance;
•	the amount of the consideration to be received by the Company upon the consummation of the Phoenix Color Sale pursuant to the terms of the Stock Purchase Agreement;
•	the fact that the consideration for the Phoenix Color Sale consists solely of cash, allowing the Company to immediately realize the full value of the Phoenix Color Sale;
•

the opinion of Lincoln, dated February 3, 2022, to our Board of Directors that, as of that date, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the consideration to be received by the Company in the Transaction pursuant to, and subject to certain adjustments as described in, the Stock Purchase Agreement, was fair, from a financial point of view, to the Company;

•

the representation made by Lakeside to the Company in the Stock Purchase Agreement that Lakeside will have on the Closing Date sufficient funds to consummate the Phoenix Color Sale, and the absence of a financing condition to the Closing;

•

the fact that the Stock Purchase Agreement was the product of arm’s-length negotiations between the parties and was designed to provide substantial certainty that the Phoenix Color Sale would ultimately be consummated on a timely basis;

•

the agreement made by Lakeside in the Stock Purchase Agreement that Lakeside may not, and must cause its controlled affiliates not to, acquire or make any investment in certain types of businesses if the investment or acquisition would reasonably be expected to result in a material delay in the satisfaction of any of the conditions to the Closing or any of such conditions not being satisfied;

•

the fact that the Transaction is structured as a sale of the equity of Phoenix Color, rather than a sale of its assets, which will reduce the number of consents required from counterparties to contracts with Phoenix Color in connection with the consummation of the Transaction, and which will result in the Company not retaining any of the liabilities of Phoenix Color following the Closing;

•

the fact that the Company’s representations, warranties and pre-Closing covenants in the Stock Purchase Agreement will not survive the Closing, that the Company is not required to indemnify Lakeside for any breaches of such representations, warranties and covenants, and that Lakeside has obtained a representations and warranties insurance policy for such purpose;

•

the ability of the Company to, prior to the time that the stockholders of the Company approve the Phoenix Color Sale, furnish information to and conduct negotiations with third parties in respect of any unsolicited Acquisition Proposal if our Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to take such action would be inconsistent with the fiduciary duties required of our Board of Directors under applicable law;

•

the ability of our Board of Directors to make an Adverse Recommendation Change following receipt of an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the Company’s non-solicitation obligations and which our Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal, and the ability of the Company to terminate the Stock Purchase Agreement and enter into a definitive acquisition agreement with respect to the Superior Proposal in those circumstances, subject to the payment of the Termination Fee by the Company to Lakeside; and

•

under the Voting and Support Agreement, Mr. Ravich, our Chairman and Chief Executive Officer and the Company’s largest stockholder, has agreed to vote or cause to be voted all of the shares of the Company’s common stock owned by him beneficially or of record (other than any shares that he is required to vote in accordance with the Existing Voting Agreement) in favor of the Phoenix Color Sale, and that the Voting and Support Agreement terminates in the event of an Adverse Recommendation Change by our Board of Directors.

Our Board of Directors also considered a variety of risks and potentially negative factors concerning the Phoenix Color Sale and the Stock Purchase Agreement, including the following:

•	the fact that, following the Closing, the Company will not have a continuing interest in Phoenix Color or any future earnings from or growth in Phoenix Color’s business;
•

the fact that the completion of the Phoenix Color Sale is subject to a number of conditions, including approval by the Company’s stockholders and clearance under the HSR Act, and that there can be no assurance that all conditions will be satisfied on a timely basis and, as a result, it is possible that the Phoenix Color Sale may be delayed or may not be completed, even if the Phoenix Color Sale is approved by the Company’s stockholders;

•	the fact that the Stock Purchase Agreement restricts the Company’s ability to solicit alternative proposals;
•

the fact that the Company is obligated to provide Lakeside with notice of any Acquisition Proposal and an opportunity to match any Superior Proposal (although our Board of Directors believed that this would not preclude a potential acquirer from submitting a Superior Proposal);

•

the fact that, under the terms of the Stock Purchase Agreement, the Company must pay Lakeside the Termination Fee if the Stock Purchase Agreement is terminated in certain circumstances, including a termination by the Company to accept a Superior Proposal, although our Board of Directors was of the view that the amount of the Termination Fee ($4,000,000) was reasonable in the context of termination and similar fees payable in other transactions and in light of the overall terms of the Stock Purchase Agreement, and that the Termination Fee would not preclude a potential acquirer from making a Superior Proposal;

•	the fact that the cash consideration to be received in the Phoenix Color Sale will be a taxable transaction to the Company for United States federal income tax purposes;
•

the significant costs involved in connection with negotiating the Stock Purchase Agreement and consummating the Phoenix Color Sale, the substantial management time and effort required to effectuate the Phoenix Color Sale, and the related disruption to Phoenix Color’s day-to-day operations during the pendency of the Phoenix Color Sale;

•	the restrictions imposed by the Stock Purchase Agreement on the conduct of Phoenix Color’s business prior to the consummation of the Phoenix Color Sale;
•

the potential negative effect of the pendency of the Phoenix Color Sale on Phoenix Color’s business, including uncertainty about the effect of the proposed Phoenix Color Sale on Phoenix Color’s employees, customers and vendors, which may impair Phoenix Color’s ability to attract, retain and motivate key personnel and cause customers and vendors to seek to change or terminate existing business relationships with Phoenix Color;

•	the obligation of the Company to assume all of the obligations of Phoenix Color under the Reisch Employment Agreement effective as of no later than the Closing;
•	the risk that, if the Phoenix Color Sale is not completed:
•

the market price of the Company’s shares could be affected by many factors, including (1) the reason for which the Stock Purchase Agreement is terminated and whether such termination results from factors adversely affecting Phoenix Color, and (2) the possible sale of shares by short-term investors following an announcement of the termination of the Stock Purchase Agreement; and

•

the Company would be required to pay its expenses related to the Phoenix Color Sale, including expenses incurred in connection with any litigation that may result from the announcement or pendency of the Phoenix Color Sale, without receiving the consideration for the Phoenix Color Sale; and

•

the fact that the Company’s directors and executive officers have interests in the Phoenix Color Sale that are different from, or in addition to, the interests of the Company’s stockholders generally, as described under “Proposal 1: The Phoenix Color Sale Proposal—Interests of Our Directors and Officers” beginning on page 31 of this proxy statement.

The factors listed above as supporting our Board of Directors’ decisions were determined by our Board of Directors to outweigh the countervailing considerations and risks.  The foregoing discussion of our Board of Directors’ reasons for its recommendation is not meant to be exhaustive, but addresses the material factors considered by our Board of Directors in connection with its recommendation.  In view of the wide variety of factors considered by our Board of Directors in connection with its evaluation of the Phoenix Color Sale and the complexity of these matters, our Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation.  Rather, our Board of Directors made its determination and recommendation based on the totality of the information presented to it, and the judgments of individual members of our Board of Directors may have been influenced to a greater or lesser degree by different factors. The factors, potential risks and uncertainties contained in this section contain information that is forward-looking in nature and should be read in conjunction with the factors discussed in “Special Note Regarding Forward-Looking Statements” beginning on page 19 of this proxy statement.

Phoenix Color Financial Projections

As a matter of course, Phoenix Color does not develop or publicly disclose long-term projections or internal projections of its future performance and is wary of making projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the Phoenix Color Sale, our management prepared certain non-public, unaudited financial projections for Phoenix Color (the “Phoenix Color Projections”) and provided the projections to our Board of Directors to assist them in evaluating a possible transaction with Lakeside. The Phoenix Color Projections were also provided to Lincoln, who were authorized to use and rely upon such projections in providing advice to our Board of Directors.

The Phoenix Color Projections were based on Phoenix Color information as of December 31, 2021 and reflect numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, market and financial conditions and other future events, as well as matters specific to Phoenix Color, all of which are inherently uncertain, difficult to predict and many of which are beyond our control. In addition, certain assumptions were based on information derived from third parties. Our management believes the Phoenix Color Projections were prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of our management at the time that the projections were prepared. The Phoenix Color Projections are subjective in many respects and are subject to change based on actual experience and business developments. As such, Phoenix Color Projections constitute forward-looking information and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted, including the various risks set forth in ALJ’s periodic reports. For additional information regarding these risks, see “Special Note Regarding Forward-Looking Statements” beginning on page 19 of this proxy statement. There can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Phoenix Color Projections should not be considered a reliable predictor of future results. The Phoenix Color Projections cover multiple years and such information by its nature becomes less predictive with each successive year.

The Phoenix Color Projections were based upon various assumptions which relate only to the periods presented. The Phoenix Color Projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the Phoenix Color Sale.

The Phoenix Color Projections were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. All of the Phoenix Color Projections (excluding industry projections prepared by third parties) were estimates prepared by our management. In addition, the Phoenix Color Projections are unaudited and neither ALJ’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Phoenix Color Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Phoenix Color Projections. Readers of this document are urged not to place undue reliance on the unaudited Phoenix Color Projections set forth below.

The inclusion of the Phoenix Color Projections in this proxy statement is not deemed an admission or representation by ALJ or any other person that it considered, or now considers, the Phoenix Color Projections as material information or necessarily predictive of actual future results or events. The Phoenix Color Projections are not included in this proxy statement in order to influence any ALJ stockholder with respect to the approval of the proposal to approve the Phoenix Color Sale, but because the Phoenix Color Projections were provided to our Board of Directors to assist them in evaluating a possible transaction with Lakeside and to Lincoln who were authorized to use and rely upon such projections in providing advice to our Board of Directors. ALJ DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PHOENIX COLOR PROJECTIONS INCLUDED IN THIS PROXY STATEMENT TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS.

Set forth below is a summary of the Phoenix Color Projections:

	Fiscal years ending September 30,
($ in millions unless otherwise noted) (unaudited)	2022	2023	2024	2025
Projected Revenue	$120.3	$116.5	$119.9	$119.9
Projected Gross Profit	$34.7	$32.2	$32.7	$32.7
Projected EBITDA	$21.8	$18.9	$21.3	$21.3
Projected Adjusted EBITDA (1)	$23.8	$20.9	$21.3	$21.3

(1) ALJ defines adjusted EBITDA for a segment as segment net loss before depreciation and amortization, interest expense, net, acquisition/disposition-related expenses, restructuring and cost reduction initiatives, stock-based compensation, gain on disposal of assets, net, bank fees accreted to term loans, loan amendment expenses, and provision for income taxes.

Opinion of Lincoln International LLC

Lincoln orally rendered its opinion to our Board of Directors, subsequently confirmed in writing, by delivery of Lincoln’s written opinion addressed to the Board of Directors dated February 3, 2022, that, as of the date of such opinion, and upon and subject to the qualifications, procedures, limitations and assumptions set forth therein, the Consideration to be received by ALJ in the Transaction pursuant to, and subject to the adjustments described in, the Stock Purchase Agreement, is fair, from a financial point of view, to ALJ.

Lincoln’s opinion was directed to our Board of Directors (in its capacity as such) and only addressed the fairness, from a financial point of view, to ALJ of the Consideration to be received by ALJ in the Transaction pursuant to the Stock Purchase Agreement and did not address any other aspect or implication of the Transaction, any related transaction or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Lincoln’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this proxy statement and which describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Lincoln in connection with the preparation of its opinion. Neither Lincoln’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to our Board of Directors, any security holder of ALJ, or any other person as to how to act or vote on any matter relating to the Transaction or otherwise.

In connection with this Opinion, Lincoln, among other things:

•	Reviewed the following documents provided by management of the Company and management of Phoenix Color (collectively, “Management”):
•	Financial statements for Phoenix Color, including corporate allocations, for the fiscal years ended September 30, 2019 through September 30, 2021 and for the three months ended December 31, 2021;
•	The Phoenix Color Financial Projections;
•

A letter addressed to us by management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company, dated February 2, 2022;

•	A draft of the Stock Purchase Agreement dated as of February 3, 2022; and
•	The Confidential Information Presentation for the Company dated June 2021;
•	Discussed the terms and circumstances surrounding the Transaction with Management;
•	Met virtually with Management, discussed the business, financial outlook and prospects of Phoenix Color;
•

Reviewed certain financial and other information for Phoenix Color, and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities as of the date hereof, none of which is directly comparable to Phoenix Color, that we deemed relevant;

•

Performed certain valuation and comparative financial analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies and an analysis of change of control M&A transactions that we deemed relevant; and

•	Considered such other information, financial studies, generally accepted valuation and analytical techniques and investigations and financial, economic and market criteria that we deemed relevant.

For purposes of its analysis and opinion, Lincoln relied upon and assumed the accuracy and completeness of all the financial, accounting, legal, tax and other information Lincoln reviewed, and Lincoln did not assume any responsibility for the independent verification of any of such information. With respect to the financial forecasts, Lincoln assumed that they were reasonably prepared in good faith on a basis reflecting the best then-currently available estimates and judgments of the applicable parties who prepared them. Lincoln assumed no responsibility for the assumptions, estimates and judgments on which such forecasts were based. In addition, Lincoln was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Phoenix Color or any of its subsidiaries, nor was Lincoln furnished with any such evaluations or appraisals. With regard to the financial, accounting, legal, tax and other information provided to Lincoln by the Company, Lincoln relied upon the assurances of management of the Company and Phoenix Color that they were unaware of any facts or circumstances that would make such information materially incomplete or misleading. Lincoln also assumed that there had been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations or prospects of Phoenix Color since the date of the most recent financial statements made available. Lincoln also assumed that in the course of obtaining any necessary regulatory and third party consents, approvals and agreements for the Transaction, no modification, delay, limitation, restriction or condition would be imposed that would have an adverse effect on the Company or the Transaction, and that the Transaction would be consummated in accordance with the terms of the Stock Purchase Agreement, without waiver, modification or amendment of any term, condition or agreement therein that was material to Lincoln’s opinion or financial analyses related thereto. Lincoln also relied upon and assumed, without independent verification, at the direction of the Company, that any adjustments to the Consideration pursuant to the Stock Purchase Agreement would not be material to its opinion or its financial analyses underlying its opinion.

Representatives of the Company advised Lincoln, and Lincoln further assumed, that the final terms of the Stock Purchase Agreement would not vary materially from those set forth in the copies or drafts, as applicable, reviewed by Lincoln. Lincoln’s opinion was necessarily based on financial, economic, market and other conditions as they existed on and the information made available to Lincoln as of February 3, 2022. Although subsequent developments may affect Lincoln’s opinion, Lincoln does not have any obligation to update, revise or reaffirm its opinion.

Lincoln’s opinion only addressed the fairness from a financial point of view to the Company of the Consideration to be received by the Company in the Transaction pursuant to the Stock Purchase Agreement and does not address any other terms, aspects or implications of the Transaction, or any agreements, arrangements or understandings entered into in connection with the Transaction or otherwise. In addition, Lincoln’s opinion does not address the relative merits of the Transaction as compared to other transaction structures, transactions or business strategies that may have been available to the Company or the Board, nor does it address or constitute a recommendation to the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise. The issuance of the opinion was approved by an opinion committee of Lincoln. Lincoln’s opinion does not indicate that the consideration to be received was the best possibly attainable under any circumstances; instead, it merely states whether the consideration to be received by the Company in the Transaction was within a range suggested by certain financial analyses. The decision as to whether to proceed with the Transaction or any related transaction depends on an assessment of factors unrelated to the financial analyses on which Lincoln’s opinion was based. Lincoln’s opinion does not constitute advice or a recommendation to ALJ as to how it should act on any matter relating to the Transaction. Lincoln expressed no opinion about the amount or nature of the compensation to the Company’s officers, directors or employees, or class of such persons, in connection with the Transaction relative to the Consideration in the Transaction.

Set forth below is a summary of the material financial analyses reviewed by Lincoln with our Board of Directors on February 2, 2022 in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Lincoln. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Lincoln. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before February 3, 2022 and is not necessarily indicative of then-current market conditions.

The following summary of Lincoln’s financial analyses includes information presented in tabular format. Several financial analyses were employed and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Each of the analyses conducted was carried out to provide a particular perspective of the Consideration. In order to fully understand the analyses, the tables must be read together with the full text of each summary. The tables are not intended to stand-alone and alone do not constitute a complete description of Lincoln’s financial analyses. Considering the tables below without considering the full narrative description of Lincoln’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses. Lincoln did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of Consideration. Lincoln did not place any specific reliance on any individual analysis, but instead, concluded that its analyses, taken as a whole, supported its opinion.

Discounted Cash Flow Analysis

As part of its valuation analysis, Lincoln performed a discounted cash flow (“DCF”) analysis utilizing the Phoenix Color Financial Projections, which provided a financial forecast for the fiscal years 2022 through 2025, and other financial information provided by Management. A discounted cash flow analysis is a valuation methodology used to derive an intrinsic valuation of a company by calculating the present value of its estimated future cash flows.

Lincoln performed a discounted cash flow analysis of the projected unlevered free cash flows of Phoenix Color for the fiscal years 2022 through 2025. Lincoln defined “free cash flow” as cash generated by Phoenix Color that is available either to reinvest, service debt, or distribute to security holders. The discounted cash flow analysis was used to determine the net present value of projected unlevered free cash flows utilizing an appropriate cost of capital for the discount rate.

Lincoln calculated Phoenix Color’s projected unlevered free cash flows by taking Projected Adjusted EBITDA, subtracting tax deductible depreciation and amortization, subtracting estimated taxes using a 26.0% tax rate, adding back tax deductible depreciation and amortization, and subtracting capital expenditures and changes in net working capital.

Lincoln determined the net present value of the projected unlevered free cash flows using an appropriate cost of capital for the discount rate, which reflects the relative risk associated with the Phoenix Color Financial Projections cash flows as well as the rates of return that investors could expect to realize on alternative investment opportunities with similar risk profiles to Phoenix Color. Lincoln selected discount rates for Phoenix Color which ranged from 10.25% to 12.25%, which were selected based on the application of Lincoln’s professional judgment and experience and were calculated using a capital asset pricing model and information derived from the selected public companies and using a 26.0% tax rate, as provided by Management. Lincoln calculated Phoenix Color’s terminal value using the Gordon Growth perpetuity growth formula assuming a 1.5% terminal growth rate and the aforementioned range of discount rates.

Based on these assumptions, Lincoln’s discounted cash flow analysis indicated an estimated enterprise value for Phoenix Color of $119.0 million to $143.0 million.

Selected Public Companies Analysis

Lincoln performed a selected public company analysis for Phoenix Color. Lincoln reviewed and compared certain financial information of Phoenix Color to corresponding financial multiples, metrics, and ratios for several publicly traded companies in the commercial printing industry. Lincoln used certain publicly available historical financial data for the selected public companies. This analysis produced valuation multiples of selected financial metrics which Lincoln utilized to estimate the enterprise value of Phoenix Color.

Although none of the selected public companies are directly comparable to Phoenix Color, Lincoln selected these companies based on a comparative analysis that considered, among other things, their relative size, end markets addressed, historical and projected growth and profitability, capital intensity, revenue and earnings composition and other financial performance metrics, to that of Phoenix Color. As a result, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies, but also requires complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of Phoenix Color.

The table below summarizes certain observed multiples of the selected public companies as of January 28, 2022.

Enterprise Value as a Multiple of
Company Name	LTM(1) EBITDA(2)	2022P EBITDA	LTM EBIT	2022P EBIT	LTM Revenue
ARC Document Solutions, Inc.	4.4x	NA	13.1x	NA	0.66x
Cimpress plc	14.8x	11.9x	33.5x	20.0x	1.26x
Deluxe Corporation	8.3x	7.4x	12.0x	12.4x	1.41x
Ennis, Inc.	7.1x	6.1x	10.5x	8.1x	1.06x
Quad/Graphics, Inc.	4.3x	NA	11.7x	NA	0.37x

Mean	7.8x	8.4x	16.2x	13.5x	0.95x
Median	7.1x	7.4x	12.0x	12.4x	1.06x

(1) LTM: Latest twelve months for which financial information was available.

(2) EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization.

M&A Transactions Analysis

Lincoln reviewed publicly available information related to the precedent acquisition transactions involving companies in the commercial printing industry listed in the table below. The selection of these transactions was based on, among other things, the target company’s industry, the relative size of the transaction, and the availability of public information related to the selected transaction.

The selected transactions indicated (i) enterprise value to LTM EBITDA multiples ranging from 5.0x to 8.5x, with a mean of 6.9x and a median of 7.1x, and (ii) enterprise value to LTM revenue multiples ranging from 0.24x to 1.60x, with a mean of 0.93x and a median of 0.67x.

Enterprise Value/LTM
Date of Announcement	Target	Acquiror	Revenue	EBITDA
Nov-21	R. R. Donnelley & Sons Company	Undisclosed Buyer	0.46x	6.0x
Feb-19	Multi-Color Corporation	WS Packaging Group, Inc.	1.45x	8.3x
Jul-18	European Printing Business of LSC Communications, Inc.	Walstead Investments Limited	0.24x	5.0x
Jul-18	Wright Business Graphics	Ennis, Inc.	0.67x	NA
Jan-18	Crane & Co.	Crane Co.	1.60x	8.5x
Sept-17	Publishers Press	LSC Communications, Inc.	1.59x	NA
Jan-17	Independent Printing Co., Inc.	Ennis, Inc.	0.48x	NA

Mean	0.93x	6.9x
Median	0.67x	7.1x

None of the selected public companies or the target companies in the M&A transactions analysis is identical to Phoenix Color and Lincoln does not have access to non-public information regarding those companies.

Summary of Selected Public Companies / M&A Transactions Analyses

In order to estimate a range of enterprise values for Phoenix Color, Lincoln applied valuation multiples to (i) Adjusted EBITDA (as defined below) for Phoenix Color for the last twelve months ended December 31, 2021, (ii) Projected EBITDA for Phoenix Color for the fiscal year 2022, (iii) Adjusted EBIT for Phoenix Color for the last twelve months ended December 31, 2021, and (iv) Projected EBIT for Phoenix Color for the fiscal year 2022, as follows:

•	LTM Adjusted EBITDA: 5.50x to 6.50x

•	Projected 2022 EBITDA: 5.25x to 6.25x

•	LTM Adjusted EBIT: 8.50x to 10.00x

•	Projected 2022 EBIT: 8.50x to 10.00x

Adjusted EBITDA, for purposes of this analysis, was defined as Projected EBITDA adjusted to exclude non-recurring items. Such non-recurring items include (i) restructuring charges, (ii) executive bonus normalization, (iii) intangible asset impairment, (iv) merger and acquisition related expenses, and (v) loss/gain on sale of assets.

Valuation multiples were selected, in part, by taking into consideration business comparability and historical and projected financial performance metrics of Phoenix Color relative to such metrics of the selected public companies and selected transactions, including, but not limited to, the size of Phoenix Color on a revenue and Adjusted EBITDA basis, historical, estimated and projected Adjusted EBITDA margins compared to the selected public companies, and historical, estimated and projected revenue and Adjusted EBITDA growth compared to the selected public companies.

Based on these selected valuation multiples, the enterprise value indication of Phoenix Color ranged from $127.0 million to $150.0 million.

Summary of Financial Analysis

The range of indicated enterprise values for Phoenix Color that Lincoln derived from its discounted cash flow analysis and its selected public companies/M&A transactions analysis was $123.0 million to $147.0 million. Lincoln then subtracted $0.5 million of CARES Act Deferred Payroll Taxes liability, a range of $2.6 to $2.7 million for the present value of executive bonus payments, after tax, added $0.5 million of estimated cash and cash equivalents and $0.7 million for an estimated excess working capital adjustment to conclude a valuation range of $121.1 million to $145.0 million for the equity of Phoenix Color compared to the total consideration of approximately $135 million under the Stock Purchase Agreement.

Miscellaneous

Lincoln and its affiliates provide a range of investment banking and financial services and, in that regard, Lincoln and its affiliates have provided, and may in the future provide, investment banking and other financial services to the Company and each of its affiliates, for which Lincoln and its affiliates would expect to receive compensation.  Within the prior two years, Lincoln was retained by the Company to act as its exclusive investment banking financial advisor in connection with the refinancing of the Company’s capital structure on December 14, 2020 as well as provide a fairness opinion on its sale of certain operating divisions of its subsidiary, Faneuil, Inc., on December 21, 2021 for which Lincoln was indemnified, paid customary professional fees, and expense reimbursements. Lincoln and the Company entered into an Engagement Letter, dated as of October 8, 2021, to provide a fairness opinion in connection with the Transaction. The Board of Directors of the Company selected Lincoln as its financial advisor in connection with the Transaction based on the qualifications and reputation of Lincoln as well as its substantial experience in similar transactions. Lincoln is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes. No portion of Lincoln’s fee in connection with the delivery of its opinion is contingent upon either the conclusion reached in its opinion or the consummation of the Transaction.

Certain United States Federal Income Tax Consequences of the Phoenix Color Sale

The Phoenix Color Sale will be treated for United States federal income tax purposes as a taxable sale upon which we will recognize a gain or loss. An election pursuant to Section 336(e) of the Code (“Section 336(e) Election”) will be made with respect to the Phoenix Color Sale.  The Section 336(e) Election will result in a deemed sale, for United States federal income tax purposes, by Phoenix Color of all of its assets to a hypothetical unrelated party in exchange for the “aggregate deemed asset disposition price” (as defined by the Treasury Regulations). The amount of gain or loss we recognize will be measured by the difference between the aggregate deemed asset disposition price and the tax basis in Phoenix Color’s assets. We may reduce or eliminate such gain by use of our net operating losses.

Certain Accounting Consequences of the Phoenix Color Sale

Under generally accepted accounting principles, upon completion of the Phoenix Color Sale, we will remove the net assets sold and liabilities assumed from our consolidated balance sheet. We will record a gain, net of any applicable taxes, on the Phoenix Color Sale equal to the difference between (i) the consideration received, less transaction expenses, and (ii) the net book value of the assets sold when the transaction is completed. Beginning with the three months ended March 31, 2022, we will reclassify Phoenix Color as held for sale and discontinued operations for all periods presented in order to match the current held-for-sale and discontinued operations classifications.

No Dissenters’ Rights

Holders of our common stock are not entitled to dissenting stockholders’ appraisal rights, rights of objecting stockholders or other similar rights in connection with the Phoenix Color Sale or any of the transactions contemplated by the Stock Purchase Agreement. The DGCL does not provide for appraisal rights or other similar rights to stockholders of a corporation in connection with a sale of substantially all of its assets.

The Stock Purchase Agreement

The following is a summary of the material terms and conditions of the Stock Purchase Agreement. This summary does not purport to be complete and may not contain all of the information about the Stock Purchase Agreement that is important to you. The description of the Stock Purchase Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. We encourage you to read the Stock Purchase Agreement carefully in its entirety because it is the primary contractual document that governs the Transaction.

Explanatory Note Regarding the Stock Purchase Agreement

The Stock Purchase Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Stock Purchase Agreement. The Stock Purchase Agreement is not intended to be a source of factual, business or operational information about the Company or Lakeside, and the following summary of the Stock Purchase Agreement and the copy thereof attached hereto as Annex A are not intended to modify or supplement any factual disclosure about the Company in any documents it publicly files with the SEC. The representations, warranties and covenants made in the Stock Purchase Agreement by the Company and

Lakeside were made solely for the benefit of the parties to the Stock Purchase Agreement and are qualified and subject to important limitations agreed to by the Company and Lakeside in connection with negotiating the terms of the Stock Purchase Agreement. In particular, in your review of the representations and warranties contained in the Stock Purchase Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Stock Purchase Agreement may have the right not to close the transactions if the representations and warranties of the other party prove to be untrue in any material respect, and allocating risk between the parties to the Stock Purchase Agreement, rather than establishing matters as facts.

The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by confidential disclosures that were made by each party to the other, which disclosures are not reflected in the Stock Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Stock Purchase Agreement, and subsequent developments or new information that may affect the accuracy of a representation or warranty may or may not be fully reflected in this proxy statement or the Company’s public disclosures. Accordingly, you should not rely on the representations and warranties as being accurate or complete or characterizations of the actual state of facts as of any specified date.

Effect of the Phoenix Color Sale

Pursuant to the Stock Purchase Agreement, the Company has agreed to sell to Lakeside all of the outstanding shares of capital stock of Phoenix Color. The Phoenix Color Sale may constitute a sale of substantially all of the assets of the Company under Delaware law.

Closing of the Phoenix Color Sale

The closing of the Phoenix Color Sale will take place at 10:00 a.m., New York City time, on the third (3rd) business day following the satisfaction or waiver of the conditions to closing (other than those conditions that by their nature will not be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions) or at such other time and place as may be agreed upon between the Company and Lakeside in writing. For more information on the conditions to the closing, see “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Conditions to the Closing” beginning on page 61 of this proxy statement.

Purchase Price

The purchase price for the Phoenix Color Sale will be an amount equal to $134,775,000, minus (A) the amount of indebtedness of Phoenix Color and its subsidiaries as of the Closing Date, minus (B) the amount, if any, by which $9,818,269 exceeds the working capital of Phoenix Color and its subsidiaries as of the Closing Date, plus (C) the amount, if any, by which the working capital of Phoenix Color and its subsidiaries as of the Closing Date exceeds $9,818,269, minus (D) the amount of transaction expenses of Phoenix Color and its subsidiaries as of the Closing Date. If the Closing takes place after April 15, 2022, but on or before May 15, 2022, then the purchase price will be reduced by $1,000,000.  If the Closing takes place after May 15, 2022, then the purchase price will be reduced by $2,000,000.

Representations and Warranties

The Stock Purchase Agreement contains representations and warranties made by the Company and Lakeside to each other.

The representations and warranties made by the Company to Lakeside relate to, among other things, the following:

•	due organization;
•	capitalization of Phoenix Color;

•	subsidiaries;
•	corporate authority relative to the Stock Purchase Agreement;
•	due execution, delivery and enforceability of the Stock Purchase Agreement;
•	no conflicts;
•	required consents and approvals;
•	compliance with laws;
•	litigation;
•	financial statements;
•	books and records;
•	internal controls and procedures;
•	absence of undisclosed liabilities;
•	intellectual property;
•	privacy and data security;
•	contracts and commitments;
•	employee benefits;
•	absence of certain changes;
•	taxes;
•	environmental matters;
•	real estate;
•	labor relations and compliance;
•	absence of brokers;
•	affiliate transactions;
•	title to tangible personal property;
•	sufficiency of assets;
•	bank accounts, letters of credit and powers of attorney;
•	customer warranties;
•	insurance;
•	inventory;
•	solvency;
•	absence of fraudulent conveyance; and
•	information supplied for this proxy statement.

Certain of the Company’s representations and warranties are qualified as to, among other things, “materiality” or “material adverse effect.” For purposes of the Stock Purchase Agreement, “material adverse effect” means any change, circumstance, condition, event, fact, development, effect or occurrence that individually or in the aggregate with all other changes, circumstance, conditions, events, facts, developments, effects or occurrences:

(A)

has had, or would reasonably be expected to have, a material adverse effect on the assets, liabilities, business, condition or results of operations of Phoenix Color and its subsidiaries, taken as a whole, other than any material adverse effect resulting from:

(i)	changes in general economic, financial market or geopolitical conditions;
(ii)	general changes or developments in any of the industries in which Phoenix Color or its subsidiaries operate;
(iii)	the announcement of the Stock Purchase Agreement and the transactions contemplated thereby or the identity of Lakeside;
(iv)	changes after the date of the Stock Purchase Agreement in any applicable laws or applicable accounting regulations or principles or authoritative interpretations thereof;

(v)

global, national, or regional political conditions, including any outbreak or escalation of hostilities or war, sabotage, military actions or any act of terrorism or any earthquakes, floods, natural disasters or other acts of nature;

(vi)	any change in the cost or availability or other terms of any financing necessary for Lakeside to consummate the transactions contemplated by the Stock Purchase Agreement;
(vii)	widespread health conditions, including any epidemic, pandemic or disease outbreak (including outbreaks relating to COVID-19), including, in each case, any worsening thereof; or
(viii)

any failure by Phoenix Color or its subsidiaries to meet internal or published projections, budgets, plans or forecasts of revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” may be taken into account in determining whether there has been a material adverse effect), unless, in the cases of clauses (i), (ii), (iv), (v) or (vii) above, such changes would reasonably be expected to have a materially disproportionate adverse impact on the assets, liabilities, business, financial condition or results of operations of Phoenix Color and its subsidiaries, taken as a whole, relative to other affected participants in the industries in which Phoenix Color and its subsidiaries conduct business; or

(B)	would reasonably be expected to prevent or materially impair or delay the Company or Phoenix Color from consummating the transactions contemplated by the Stock Purchase Agreement.

The representations and warranties made by Lakeside to the Company relate to, among other things, the following:

•due organization;

•corporate authority relative to the Stock Purchase Agreement;

•no conflicts;

•required consents and approvals;

•litigation;

•absence of brokers;

•financing;

•investment qualifications;

•solvency; and

•information supplied for this proxy statement.

Conduct of Business Prior to Closing

The Stock Purchase Agreements provides for certain restrictions on Phoenix Color’s and its subsidiaries’ activities until the Closing Date. In general, except as set forth in the Company’s confidential disclosure schedules, as expressly set forth in the Stock Purchase Agreement, as required by applicable law or any agreement or arrangement disclosed in the Company’s confidential disclosure schedules or as consented to in writing by Lakeside (which consent may not be unreasonably withheld, conditioned or delayed), the Company is required to cause Phoenix Color and its subsidiaries to (i) use reasonable best efforts to conduct their respective businesses in the ordinary course of business consistent with past practice and in all material respects, in compliance with applicable Law, (ii) use commercially reasonable efforts to preserve and maintain their respective business organizations and goodwill in accordance with past practice, and to preserve and maintain, in all material respects, their present relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with them and maintain their assets, properties, machinery, rights, operations and equipment in accordance with past practice, good repair, as applicable, and operating condition (subject to normal wear and tear), (iii) use commercially reasonable efforts to keep available the services of their respective officers and key employees, (iv) prior to and as of the Closing, have sufficient cash available to timely make any payments in respect of any uncleared checks and drafts written or issued by Phoenix Color and its subsidiaries, and (v) pay, perform and discharge all liabilities and other obligations, including taxes, in the ordinary course of business consistent with past practice.

In addition, except as set forth in the Company’s confidential disclosure schedules, as expressly set forth in the Stock Purchase Agreement, as required by applicable law or by any agreement or arrangement disclosed in the Company’s confidential disclosure schedule (with respect to clauses (xv) and (xviii) only) or as consented to in writing by Lakeside (which consent may not be unreasonably withheld, conditioned or delayed), the Company is required to not permit Phoenix Color or any of its subsidiaries to:

(i)

(A) split, combine, adjust or reclassify any of its capital stock or other equity interests or rights relating thereto, or issue any other securities in respect of, in lieu of or in substitution for shares of its capital stock or amend the terms of any of its securities, (B) directly or indirectly redeem, purchase, repurchase or otherwise acquire any of its equity securities or rights relating thereto with property or stock, (C) following 12:01 a.m., New York City time, on the Closing Date, declare, pay or set aside any cash dividend or make any cash distribution with respect to any of its equity securities or (D) declare, pay or set aside any non-cash dividend or make any non-cash distribution with respect to any of its equity securities;

(ii)

authorize for issuance, issue, sell, pledge, encumber, grant, deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class, any other voting securities, equity equivalents, phantom equity interests or any options, warrants, convertible securities or other rights of any kind to acquire shares, or amend in any respect any of the terms of any such securities or equity equivalents outstanding on the date hereof;

(iii)	amend its certificate of incorporation or by-laws or equivalent organizational documents;
(iv)

sell, lease, transfer, mortgage, pledge, encumber, dispose of, create liens (other than certain permitted exceptions) on, or exclusively license any assets that are material to Phoenix Color or its subsidiaries, except (A) for the sale of finished goods in the ordinary course of business consistent with past practice, (B) pursuant to any material contract in effect on the date of the Stock Purchase Agreement, or (C) the sale of obsolete assets that are not material to Phoenix Color or its subsidiaries;

(v)

assign, transfer, sell, exclusively license, abandon or dedicate to the public, or otherwise dispose of any owned intellectual property, except in the ordinary course of business consistent with past practice;

(vi)

make any capital expenditures (x) in excess of the aggregate amount of capital expenditures reflected on the Company’s confidential disclosure schedule, (y) of more than $250,000 in excess of the amount reflected for any individual line item on Company’s confidential disclosure schedule, or (z) with respect to the package segment;

(vii)

incur or assume any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of Phoenix Color or any of its subsidiaries or guarantee (or become liable for) any indebtedness for borrowed money of others, other than, (A) under capital leases and letters of credit in the ordinary course of business consistent with past practice, and (B) between or among Phoenix Color and any of its subsidiaries, (C) in connection with borrowings under (x) the Amended and Restated Financing Agreement, dated as of June 29, 2021, among the Company, Faneuil, Inc., Phoenix Color, each of Company’s other subsidiaries, the lending institutions from time to time party thereto, and PNC Bank, National Association, as Administrative Agent and Collateral Agent, and (y) the Financing Agreement, dated as of June 29, 2021, among the Company, Faneuil Inc., Phoenix Color, each of the Company’s other subsidiaries, the lending institutions from time to time party thereto, and Blue Torch Finance, LLC, as Administrative Agent and Collateral Agent ((x) and (y) collectively, the “Credit Agreements”);

(viii)

(A) forgive any loans made to any person (other than to Phoenix Color or any of its subsidiaries) or (B) make any loans, advances or capital contributions, outside the ordinary course of business, in each case, other than to any of its subsidiaries;

(ix)

except as may otherwise be required by applicable law or regulation, GAAP or the Financial Accounting Standards Board, (A) file a tax return inconsistent with past practice, (B) extend or waive any statute of limitations (other than as a result of obtaining an extension of time, in the ordinary course consistent with past practice, to file a tax return), (C) change any of the accounting principles or practices used by it in any material respect, (D) make, change or revoke any tax election, change any material accounting period or tax accounting method, (E) file any amended tax return, (F) settle or compromise any audit or other proceeding relating to taxes, (G) enter into any “closing agreement” within the meaning of Section 7121 of the code (or any similar provision of foreign, state or local law), (H) apply for or request any tax ruling, or (I) surrender any right to claim a material tax refund;

(x)

except (A) to the extent required under the terms of certain benefit plans disclosed on the Company’s confidential disclosure schedule as in effect on the date of the Stock Purchase Agreement, or (B) as required by applicable law: (1) enter into, adopt, amend or terminate any benefit plan or adopt or establish any new arrangement that would (if it were in effect on the date hereof) constitute a Phoenix Color benefit plan, (2) increase or accelerate the vesting or payment of the compensation or benefits payable or available to any current or former employee or individual service provider of Phoenix Color or any of its subsidiaries, (3) grant or announce any increases in salaries, bonuses, severance, termination, retention or change-in-control pay, or other compensation or benefits payable or to become payable by Phoenix Color or any of its subsidiaries to any current or former employees or individual service provider of Phoenix Color or any of its subsidiaries (x) with an annual base salary or base fee in excess of $150,000 or (y) where the aggregate value of such increases is in excess of $600,000 per year, (4) terminate (other than for cause), promote or change the title of any employee or individual service provider of Phoenix Color or any of its subsidiaries (retroactively or otherwise), or hire, engage or make an offer to hire or engage any new employee, officer, director, consultant or other service provider, in each case, with an annual base salary or base fee in excess of $150,000, (5) transfer the employment of (x) any employee of the Company or its affiliates (other than Phoenix Color and its subsidiaries) into Phoenix Color or its subsidiary or (y) any employee of Phoenix Color or its subsidiary into the Company or its affiliates (other than Phoenix Color and its subsidiaries), or (7) make any loan to any current or former employee or other individual service provider of Phoenix Color or any of its subsidiaries (other than advancement of expenses in the ordinary course of business consistent with past practices);

(xi)

enter (or commit to enter) into, amend, terminate or extend any collective bargaining agreement or agreement with a works council or other union (or enter into negotiations to do any of the foregoing);

(xii)	dissolve, liquidate, recapitalize, acquire, or merge or consolidate with or into any other person or engage in any other material reorganization or restructuring;
(xiii)

settle any pending or threatened litigation or other legal proceeding, other than a settlement involving payment of less than $100,000 (unless such settlement involved material monetary damages or material restrictions upon the operations of Phoenix Color or its subsidiaries) in exchange for a complete release;

(xiv)

materially amend or terminate or waive compliance with the terms of or breaches under, any material contract, or enter into a new contract or agreement or arrangement that would constitute a material contract or extend the term of any material contract, except, in the ordinary course of business, provided that no such new contract, or agreement or extension of a material contract, shall have a term that extends beyond December 31, 2022;

(xv)

revalue any assets of Phoenix Color or any of its subsidiaries, including writing off notes or accounts receivable, accelerate, settle, discount or compromise any accounts receivable or reverse any reserves with respect thereto, in each case, except (A) with respect to any intercompany receivables or payables which will be eliminated as described in the Stock Purchase Agreement or (B) in the ordinary course of business consistent with past practice with respect to accounts receivable prior to 12:01 a.m., New York City time, on the Closing Date (provided that any such revaluation, writing off, acceleration, settlement, discount or compromise shall be reflected in the calculation of working capital of Phoenix Color and its subsidiaries);

(xvi)	adopt, change or revoke Phoenix Color’s accounting policies or procedures, except insofar as may have been required by GAAP;
(xvii)	change the fiscal year end of Phoenix Color;
(xviii)

subject to clause (xiv) above, propose or consent to any material change to the pricing of any products sold by Phoenix Color or any of its subsidiaries, or offer any material discounts or rebates to any customers of Phoenix Color or any of its subsidiaries, in each case, other than in the ordinary course of business consistent with past practice and provided that such pricing changes, discounts or rebates do not extend beyond December 31, 2022;

(xix)	enter into a contract with, or involving the making of any payment or transfer of assets to, any affiliate of the Company (other than Phoenix Color or its subsidiaries);
(xx)

(A) enter into any agreement or commitment for the purchase, acquisition, sale, lease, sublease, license, sublicense, occupancy, or other direct or indirect transfer of any real property or any interest therein, or (B) materially amend or modify, voluntarily terminate or rescind, exercise or decline any material option, or request or grant any material waiver under any real property lease; or

(xxi)

authorize, commit or agree to take any of the foregoing actions; provided, however, that Lakeside’s consent will not be required for the Company to take, or fail to take, any action set forth in any of the foregoing clauses (vii), (x), (xiv), (xvi), (xviii) (or (xxi) in respect of any such clauses) if the Company determines in good faith that such action or inaction is reasonably necessary in light of the then-current operating conditions and developments with respect to Phoenix Color or any of its subsidiaries in response to COVID-19 and such action or inaction is (x) commercially reasonable and (y) (1) reasonably required to comply with COVID-19 laws or implement any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester Laws by any Governmental Authority in connection with or in response to COVID-19 or (2) materially consistent with actions or inactions taken by other similarly situated companies in response to COVID-19; provided, further, that prior to any taking or failing to take such action in accordance with foregoing proviso, the Company is required to provide reasonable notice to Lakeside thereof in writing.

Stockholder Meeting

The Stock Purchase Agreement requires the Company to (i) establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval as promptly as reasonably practicable after the SEC confirms that it has no further comments on this proxy statement or advises the Company that it is not reviewing this proxy statement, (ii) use reasonable best efforts to solicit from the Company stockholders proxies for the purposes of obtaining the Company Stockholder Approval and (iii) subject to certain exceptions described below, through our Board of Directors, recommend to its stockholders that they vote in favor of the transactions contemplated by the Stock Purchase Agreement and include such recommendation in this proxy statement.

Non-solicitation of Competing Proposals

Under the Stock Purchase Agreement, subject to certain exceptions described below, the Company has agreed that the Company will not and will cause its subsidiaries, directors and officers not to, and will use its reasonable best efforts to cause its outside representatives not to, directly or indirectly, through affiliates, directors, officers, employees, representatives, advisors or other intermediaries:

(1)

solicit, initiate or encourage or facilitate (including by way of providing non-public information) the submission of any inquiries, proposals or offers (other than from Lakeside) that constitute, relate or may reasonably be expected to lead to any Acquisition Proposal (as defined below) or agree to or endorse any Acquisition Proposal, or

(2)

enter into, participate or engage in, or continue, any discussions or negotiations with respect to any Acquisition Proposal or to obtain an Acquisition Proposal (including, in each case, with respect to any person that has previously been invited into a process to make, or participate in any discussions regarding, an Acquisition Proposal) or furnish to any person any non-public information with respect to its business, properties or assets in connection with any Acquisition Proposal.

In addition, under the Stock Purchase Agreement, the Company has agreed that:

•

it will immediately cease, and cause Phoenix Color, its subsidiaries and its and their respective directors and officers to cease, and direct their respective outside representatives, advisors and other intermediaries to immediately cease, any and all existing activities, discussions or negotiations with any parties conducted  with respect to any of the foregoing;

•

it will, and will cause Phoenix Color and its subsidiaries to, (i) promptly following the date of the Stock Purchase Agreement request each person (other than Lakeside) that has previously executed a confidentiality agreement in connection with such person’s consideration of a transaction involving a purchase of Phoenix Color or any of its subsidiaries to return or destroy all confidential information furnished to such person or its representatives by or on behalf of the Company or any of its subsidiaries in connection with such transaction and (ii) not amend or waive the provisions of each such confidentiality agreement and use reasonable best efforts to enforce the provisions of any such agreement, provided, however, that the Company may waive any such provision in response to an Acquisition Proposal to our Board of Directors made under circumstances in which the Company is permitted under the Stock Purchase Agreement to participate in discussions regarding an Acquisition Proposal, but only to the extent necessary to allow such third party to make such Acquisition Proposal.

Notwithstanding the prohibitions described above, if, prior to obtaining the Company Stockholder Approval, (i) the Company or any of its subsidiaries has received an unsolicited bona fide written Acquisition Proposal from a third party that is not an affiliate of Lakeside that did not result from or arise out of a breach of the Company’s non-solicitation obligations (described above), and (ii) our Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined below) and that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, then the Company and its subsidiaries may (A) furnish information with respect to the Company and its subsidiaries to the person making such Acquisition Proposal and (B) engage in discussions or negotiations with the person making such Acquisition Proposal, provided that the Company:

•

promptly notifies Lakeside (within twenty-four hours) in writing of any such determination by our Board of Directors that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

•

does not, and does not allow its subsidiaries, directors or officers to, and uses its reasonable best efforts to not allow any of its or their outside representatives to, disclose any non-public information to such person without the Company first entering into a customary confidentiality agreement with such person containing confidentiality provisions that are at least as restrictive as those terms contained in the confidentiality agreement between the Company and Atlas; and
•

provides, in accordance with the terms of the confidentiality agreement between the Company and Atlas, and on a contemporaneous basis, to Lakeside any non-public information concerning the Company or its subsidiaries provided to such other person which was not previously provided to Lakeside.

As promptly as practicable (and in any event within twenty-four hours) after receipt of any Acquisition Proposal, the Company must notify Lakeside of the receipt or occurrence thereof and, to the extent applicable, provide Lakeside with an initial written notice of such Acquisition Proposal or of any written notice from a third party that it intends to make an Acquisition Proposal, including, as applicable, a summary of such proposal (including the identity of the party making such proposal, the purchase price and a description of the assets to be purchased pursuant to such proposal) and a copy of any draft of a definitive agreement with respect to such Acquisition Proposal provided to the Company related to such Acquisition Proposal. In addition, the Company will, as promptly as reasonably practicable (and in any event within twenty-four hours), keep Lakeside reasonably currently informed of all material modifications regarding, and the status of, any such Acquisition Proposal and any related discussions or negotiations.

An “Acquisition Proposal” for purposes of the Stock Purchase Agreement (and as used herein) means:

(1)

any proposal or offer with respect to a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, share issuance, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, Phoenix Color or any of Phoenix Color’s subsidiaries which would, either in one or a series of transactions, result in any person (other than Lakeside or its affiliates) owning, directly or indirectly, 20% or more of any class of equity securities of the Company, Phoenix Color or any of Phoenix Color’s subsidiaries;

(2)

any acquisition by any person (other than Lakeside or its affiliates) resulting in, or proposal or offer, which if consummated would result in, any person becoming the beneficial owner of directly or indirectly, in one or a series of related transactions, 20% or more of any class of equity securities of the Company, Phoenix Color or any of Phoenix Color’s subsidiaries, or 20% or more of the revenue or consolidated total assets, measured either by book value or fair market value (including equity securities of its subsidiaries) of Phoenix Color;

(3)	any combination of the foregoing having a similar effect to those described in clauses (1) and (2).

A “Superior Proposal” for purposes of the Stock Purchase Agreement means a bona fide unsolicited written Acquisition Proposal (except that for purposes of the definition of “Superior Proposal” references in the definition of “Acquisition Proposal” to “20%” will be replaced by “50%”) (on its most recently amended or modified terms, if amended or modified) made by a third party that is not affiliated with the Company and that did not result from or arise out of a breach of the Company’s non-solicitation obligations under the Stock Purchase Agreement that our Board of Directors determines in good faith (after consultation with its outside legal counsel and financial advisors), taking into account all terms and conditions of such transaction (including any breakup fees, expense reimbursement provisions and financial terms) and all legal, financial, tax, regulatory, timing and other aspects of the proposal (including the risks, probabilities and timing of consummation), (a) is reasonably likely to be consummated in accordance with its terms, for which financing, if a transaction involving cash consideration (whether in whole or in part), is then fully committed or determined by our Board of Directors to be reasonably likely to be available, and which is not subject to any condition to consummation based on the availability of financing, and (b) is more favorable to the Company than the terms of the Stock Purchase Agreement and the Transaction as determined in good faith (after consultation with its outside legal counsel and financial advisors and after giving effect to any modifications to the Transaction as contemplated by the Stock Purchase Agreement) by our Board of Directors.

Changes in the Recommendation of our Board of Directors; Fiduciary Termination

Under the Stock Purchase Agreement, subject to certain exceptions described below, none of the Company, our Board of Directors or any committee thereof may:

(1)

withhold or withdraw (or qualify or modify in a manner adverse to Lakeside), or publicly propose to withhold or withdraw (or qualify or modify in a manner adverse to Lakeside), the adoption, recommendation or declaration of advisability by our Board of Directors or any such committee of the Stock Purchase Agreement;

(2)	recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any Acquisition Proposal;
(3)

in the case of a tender offer or exchange offer subject to Regulation 14D under the Exchange Act, fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, rejection of such tender offer or exchange offer within ten business days of the commencement of such tender offer or exchange offer; or

(4)

approve, adopt or recommend, or publicly propose to approve, adopt or recommend, or, in the case of our Board of Directors and any committee thereof, cause or permit the Company or any of its subsidiaries to execute, enter into or consummate any transactions contemplated by (and none of the Company or any of its subsidiaries will execute, enter into or consummate any transactions contemplated by), any letter of intent, memorandum of understanding, agreement in principle, merger agreement, share exchange agreement, acquisition agreement, purchase agreement, agreement which requires the Company to abandon or terminate the Stock Purchase Agreement or the transactions contemplated thereby, or other agreement with respect to any Acquisition Proposal, other than certain confidentiality agreements.

We refer to each of the actions set forth in clauses (1), (2) or (3) as an “Adverse Recommendation Change”.  If our Board of Directors effects an Adverse Recommendation Change prior to the Company receiving the Company Stockholder Approval, Lakeside may terminate the Stock Purchase Agreement and upon such termination, the Company will be obligated to pay the Termination Fee (see “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement —Termination Fee” beginning on page 63 of this proxy statement).

Notwithstanding the foregoing, at any time prior to obtaining the Company Stockholder Approval, if our Board of Directors determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, our Board of Directors may:

•

make an Adverse Recommendation Change solely in response to an Intervening Event (as defined below) or following receipt of an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the Company’s non-solicitation obligations and which our Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal, in each case, if our Board of Directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, provided that the Company complies with its notice obligations described below; or

•

make an Adverse Recommendation Change and cause the Company to terminate the Stock Purchase Agreement and, concurrently with or immediately after such termination, cause the Company to enter into a definitive acquisition agreement with respect to a Superior Proposal solely in response to a bona fide written Acquisition Proposal which our Board of Directors determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal that did not result from a breach of the Company’s non-solicitation obligations, if our Board of Directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, provided that the Company complies with its notice and termination obligations, and pays the Termination Fee to Lakeside as described below.

Prior to making an Adverse Recommendation Change for any reason set forth above, the Company must provide Lakeside with four business days’ prior written notice advising Lakeside that our Board of Directors intends to make an Adverse Recommendation Change or, if applicable, terminate the Stock Purchase Agreement and enter into an acquisition agreement with respect to a Superior Proposal. The notice must specify in reasonable detail the nature and details of such Intervening Event, or the material terms and conditions of the Superior Proposal (including a copy of the relevant proposed transaction agreements with the person or group of persons making such Superior Proposal and other material documents) for any Adverse Recommendation Change due to a Superior Proposal. In each case, to the extent requested by Lakeside, the Company, its financial advisors and outside legal counsel must engage in good faith negotiations with Lakeside to amend the Stock Purchase Agreement in a manner that would make the failure to effect an Adverse Recommendation Change no longer inconsistent with the fiduciary duties of our Board of Directors, and, in the case of a Superior Proposal, our Board of Directors must make the required determination regarding its fiduciary duties again at the end of such four business day negotiation period (after taking into account in good faith the amendments to the Stock Purchase Agreement proposed by Lakeside, if any). With respect to any Adverse Recommendation Change in response to a Superior Proposal, if there is any amendment to the financial terms or any other material terms of the then-existing Superior Proposal, the Company must notify Lakeside of each such amendment and the applicable four business day period will be extended until at least two business days after the time that Lakeside receives notification of such amendment.

An “Intervening Event” for purposes of the Stock Purchase Agreement means a material event, development, occurrence, state of facts or change (or the magnitude thereof) that (A) affects the assets, business or operations of Phoenix Color and (B) was not known to our Board of Directors and was not reasonably foreseeable by our Board of Directors as of or prior to the date of the Stock Purchase Agreement, which event, development, occurrence, state of facts or change (or the magnitude thereof) becomes known to our Board of Directors before the receipt of the Company Stockholder Approval; provided that in no event will the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence of or terms of an Acquisition Proposal or any inquiry relating thereto or the consequences thereof, or (b) any change in the price or trading volume of the Company’s equity securities (provided that the underlying cause of such change may be taken into account in determining whether there has been an Intervening Event).

Any public disclosure by the Company or any of its subsidiaries relating to an Acquisition Proposal will be deemed to be an Adverse Recommendation Change unless our Board of Directors affirms that it is not modifying or changing in a manner adverse to Lakeside its approval or recommendation of the Stock Purchase Agreement or any of the transactions contemplated thereby in such disclosure.

Nothing contained in the Stock Purchase Agreement prohibits the Company from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act in response to an unsolicited bona fide written Acquisition Proposal from a third party not affiliated with the Company that did not result from or arise out of a breach of the Company’s non-solicitation obligations.  The issuance by the Company or our Board of Directors or any committee thereof of a “stop, look and listen” statement which does not take a position with respect thereto (or similar communication pending disclosure of its position, as contemplated by Rules 14d-9(f) and 14e-2(a) promulgated under the Exchange Act) will not in and of itself constitute an Adverse Recommendation Change.

HSR and Other Regulatory Approvals

Under the Stock Purchase Agreement, each of the Company and Lakeside is required to use its reasonable best efforts to (1) obtain any authorization of any governmental authority that is or may become necessary for its performance of its obligations pursuant to the Stock Purchase Agreement and (2) take all actions as may be requested by any such governmental authority to obtain such authorizations.

In particular, the Company and Lakeside each agreed to make an appropriate filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the transactions contemplated by the Stock Purchase Agreement as promptly as practicable and in any event within eleven days of the date of the Stock Purchase Agreement and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

Under the Stock Purchase Agreement, in connection with the efforts referenced above to obtain all requisite authorizations for the transactions contemplated by the Stock Purchase Agreement under the HSR Act or any other antitrust law, Lakeside, on the one hand, and the Company and Phoenix Color, on the other hand, also agreed to:

•	cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party;
•

keep the other party reasonably informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign governmental authority and of any communication received or given in connection with any proceeding by a private party, in each case, regarding any of the transactions contemplated by the Stock Purchase Agreement; and

•

permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any other governmental authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable governmental authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

Until the waiting periods (and any extension thereof) applicable to the transactions contemplated by the Stock Purchase Agreement under the HSR Act have expired or been terminated, Lakeside may not, and must cause its controlled affiliates not to, acquire or make any investment in any person that (A) manufactures, prints, distributes or markets book components or (B) prints or assembles books, but only to the extent the consummation of such acquisition or investment pursuant to this clause (B) would require the filing of a pre-merger notification form pursuant to the HSR Act, if in each case, the investment or acquisition would, or would reasonably be expected to, result in (i) a material delay in the satisfaction of any of the conditions to the Closing or (ii) any of such conditions not being satisfied.

Notwithstanding anything to the contrary contained in the Stock Purchase Agreement, neither Lakeside nor any of its affiliates will be required to (i) cease operating or divest (or hold separate) any of its businesses, product lines or assets, or to agree to ceasing operation or any divestiture of (or separately holding) Phoenix Color’s or any of its subsidiaries’ businesses, product lines or assets, (ii) change the manner in which it conducts its business or (iii) otherwise terminate, amend or assign existing relationships and contractual rights and obligations, in order to obtain any consent, clearance or expiration or termination of any waiting period under any antitrust law. In addition, if any governmental authority shall have issued an order, decree, ruling or injunction, or taken any other action related to the Company, Phoenix Color or any of its subsidiaries, or Lakeside or any of its affiliates that would have the effect of restraining, enjoining or otherwise prohibiting or preventing the transactions contemplated by the Stock Purchase Agreement, Lakeside and the Company will cooperate in all respects with each other and use commercially reasonable efforts to have such order, decree, ruling or injunction or other action declared ineffective as soon as practicable.

Each of the Company and Lakeside filed a Notification and Report Form pursuant to the HSR Act on February 14, 2022.  The waiting period under the HSR Act expired on Wednesday, March 16, 2022, at 11:59 p.m. EST.

Employment Matters

With respect to the employees of Phoenix Color who are employed immediately prior to as of the Closing Date (the “Continuing Employees”), Lakeside has agreed that, for a period beginning on the Closing Date and ending on December 31, 2022, Lakeside will provide or make available to the Continuing Employees: (i) base salaries or base wages that are no less favorable than the base salary or base wages provided to the Continuing Employees by Phoenix Color as of immediately prior to the Closing Date; (ii) annual target cash bonus and commission opportunities (excluding equity-based compensation) that are no less favorable in the aggregate to the annual target cash bonus and commission opportunities provided to the Continuing Employees by Phoenix Color as of immediately prior to the Closing Date; and (iii) retirement, health and welfare benefits that are no less favorable in the aggregate than those benefits provided to the Continuing Employees under the plans sponsored or maintained by Phoenix Color as of immediately prior to the Closing Date.

With respect to each Continuing Employee, (i) expenses and benefits with respect to claims incurred by Continuing Employees or their covered dependents on or after the Closing Date will be the responsibility of Lakeside and (ii) the Company will assign and transfer to Lakeside all reserves reflected in Phoenix Color’s financial statements as of September 30, 2021 and set aside prior to the Closing Date, to the extent related to work-related injury claims submitted by any such individual in respect of any injury that occurred prior to the Closing Date and on or following the Closing Date, and Lakeside will have the obligation and liability for any work-related injury claims submitted by any such individual in respect of any injury, whether occurring prior to, on or after the Closing Date. Moreover, for the 2022 calendar year, Lakeside will cause Phoenix Color to honor each Continuing Employee’s accrued but unused vacation, paid time off and sick leave accrued as of the Closing Date under the relevant Phoenix Color plan, provided that any accrued but unused vacation amounts that would otherwise be eligible to be carried over into 2023 or cashed out by Phoenix Color on the employee’s service anniversary date occurring after December 31, 2022, in either case, after giving effect to applicable limitations on carry-over and cash-outs under the applicable Phoenix Color policy, shall instead be cashed out by Phoenix Color no later than December 31, 2022.

Directors’ and Officers’ Indemnification and Insurance

Under the Stock Purchase Agreement, Lakeside is required to cause the organizational documents of Phoenix Color and its subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are set forth in such organizational documents on the date of the Stock Purchase Agreement, which provisions may not be amended, repealed or otherwise modified for a period of six years from the Closing Date in any manner that would adversely affect the rights thereunder of any such individuals.

In addition, for a period of six years following the Closing, the Company is required to maintain directors’ and officers’ liability, employment practices liability and fiduciary liability insurance applicable to Phoenix Color and its subsidiaries, covering persons and categories of persons in respect of Phoenix Color covered by such policies as of the date of the Stock Purchase Agreement, in each case, solely for any event or liabilities caused by, arising from, or relating to the period prior to Closing, at a level and scope of not less than that applicable to the directors and officers of the Company during such six-year period.

Restrictive Covenants

The Company has agreed that, from the Closing Date until the third anniversary of the Closing Date, it will not, directly or indirectly:

•

on a worldwide basis, engage in any business or activity or render service to any person with respect to any business that, directly or indirectly, manufactures, prints, assembles, warehouses, distributes or markets books or any component thereof; however, these restrictions will not prohibit or restrict the Company or any of its subsidiaries from: (i) investing in or owning any debt securities or other debt obligations which in each case are non-voting and are not convertible into voting securities, unless convertible into such voting securities referred to in clause (ii) below, in which case such debt securities or debt obligations may be convertible into such voting securities only; or (ii) investing in or acquiring any person whose common stock is publicly traded on a securities exchange or in the over-the-counter market that engages in any such competing business, so long as the Company or any of its subsidiaries’ investment is less than two percent (2%) of the outstanding ownership interest in such person;

•

encourage, solicit, request, induce, persuade or in any manner attempt to, encourage, solicit, request, induce or persuade any customer or supplier of Phoenix Color or its subsidiaries within the six-month period prior to the Closing Date to cease or adversely modify or reduce in any material respect its relationship with Phoenix Color for books or book components; or
•

encourage, solicit or induce, or in any manner attempt to encourage, solicit or induce, any individual employed by, or providing consulting services to, Phoenix Color or its subsidiaries to terminate such individual’s employment or services (or in the case of a consultant, materially reduce such services) with Phoenix Color or its subsidiaries, as the case may be, or (ii) hire any individual who was employed by Phoenix Color or its subsidiaries within the six-month period prior to the date of such hiring; provided that these restrictions will not restrict or preclude the rights of the Company and its subsidiaries from soliciting or hiring (a) any employee who responds to a general solicitation or advertisement that is not specifically targeted at or focused on the employees employed by Phoenix Color or its subsidiaries, or (b) any employee or consultant whose employment or services have been terminated by Phoenix Color or any of its subsidiaries within the three-month period prior to the date of such solicitation or hiring.

Each of the Company, Phoenix Color and Lakeside also agreed that, from the Closing Date until the third anniversary of the Closing Date, it will not make, and will cause its affiliates not to make, any disparaging or defamatory comments regarding the other parties to the Stock Purchase Agreement or such other party’s affiliates, or their respective current or former directors, managers, officers, employees or shareholders.

Company Assumption of Reisch Employment Agreement

The Stock Purchase Agreement requires that, prior to the Closing, the Company, Marc Reisch, Chairman of Phoenix Color, and Phoenix Color will enter into the Reisch Novation Agreement, pursuant to which, among other things, the Company will assume all obligations of Phoenix Color under the Reisch Employment Agreement effective as of no later than the Closing.

Other Covenants

The Stock Purchase Agreement contains additional agreements between the parties relating to, among other things, the following:

•	access to information and preservation of records and confidentiality;
•	consultation and consent rights regarding any public announcements or press release with respect to the Stock Purchase Agreement or the transactions contemplated by the Stock Purchase Agreement;
•	resignations of directors and officers of the Company and its subsidiaries;
•	termination of affiliate agreements and intercompany accounts;
•

the release of (a) Phoenix Color and its subsidiaries from all indebtedness for borrowed money of the Company and its affiliates (including Phoenix Color and its subsidiaries), and (b) all liens and security interests over the assets of Phoenix Color and its subsidiaries securing such indebtedness;

•	Phoenix Color ceasing to use the Company’s trademarks;
•	obtaining third party consents and giving third party notices in connection with the Stock Purchase Agreement and the consummation of the transactions contemplated thereby;
•	access by Lakeside to occurrence-based liability insurance policies of the Company for pre-Closing events;
•	the Company remaining in existence and good standing, and maintaining a minimum cash position, for specified periods following the Closing;

•	post-Closing asset and liability transfer; and
•	notice, cooperation and coordination relating to Transaction-related litigation, if any

Conditions to the Closing

The obligations of Lakeside to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver by Lakeside, as of the Closing Date, of the following conditions:

•

the representations and warranties of the Company in the Stock Purchase Agreement (without giving effect to materiality, material adverse effect or like qualifications therein) being true and correct in all respects both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent such representations and warranties are specifically made only as of an earlier date (in which case, as of such earlier date), except for such failures to be true and correct as would not have, or reasonably be expected to have, a material adverse effect (with such term as described under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Representations and Warranties” beginning on page 48 of this proxy statement), except that certain representations and warranties related to the Company’s, Phoenix Color’s and its subsidiaries’ organization, Phoenix Color’s capitalization, Phoenix Color’s subsidiaries, the Company’s power and authority to enter into the Stock Purchase Agreement, the absence of any material adverse effect since September 30, 2021, the absence of any brokers and the absence of any fraudulent conveyance must be true and correct in all respects both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent such representations and warranties are specifically made only as of an earlier date (in which case, as of such earlier date));

•

performance and compliance (a) in all respects by the Company of certain of its interim operating covenants and its covenants, obligations and undertakings under the Stock Purchase Agreement relating to the termination of affiliate agreements, and (b) in all material respects by the Company of the other covenants, obligations and undertakings required to be performed or complied with by it under the Stock Purchase Agreement on or prior to the Closing Date;

•	the absence of any material adverse effect since the date of the Stock Purchase Agreement;

•

the release of Phoenix Color and its subsidiaries as borrower, guarantor and pledger under the Credit Agreements (as defined above under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement— Conduct of Business Prior to Closing” beginning on page 50 of this proxy statement) and all liens on the assets of Phoenix Color and its subsidiaries under the Credit Agreements being fully and unconditionally released (with the Company providing evidence of the foregoing); and

•

certain closing documents and certificates specified in the Stock Purchase Agreement being delivered by the Company to Lakeside, including (i) duly executed resignation letters of all directors and officers of Phoenix Color and its subsidiaries, and (ii) the Reisch Novation Agreement.

The obligations of the Company to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver by the Company, as of the Closing Date, of the following conditions:

•

the representations and warranties of Lakeside in the Stock Purchase Agreement (without giving effect to any materiality or like qualifications therein) being true and correct in all respects both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (unless any such representation or warranty is specifically made only as of an earlier date, in which event such representation and warranty shall be true and correct as of such earlier date), except where the failure of any such representation or warranty to be so true and correct would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated by the Stock Purchase Agreement;

•

performance or compliance in all material respects by Lakeside of the covenants, obligations and undertakings required to be performed or complied with by it under the Stock Purchase Agreement on or prior to the Closing Date;

•	certain closing documents and certificates specified in the Stock Purchase Agreement being delivered by Lakeside to the Company; and

•	payment of the purchase price by Lakeside to the Company.

The obligations of the Company and Lakeside to effect the transactions contemplated by the Stock Purchase Agreement are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

•	absence of any governmental order having the effect of enjoining the consummation of the transactions contemplated by the Stock Purchase Agreement;

•	expiration or termination of the waiting periods (and any extension thereof) applicable to the transactions contemplated by the Stock Purchase Agreement under the HSR Act; and

•	approval of the Transaction by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Termination of the Stock Purchase Agreement

The Stock Purchase Agreement may be terminated at any time prior to the Closing Date upon the mutual written consent of the Company and Lakeside, or by the Company or Lakeside in the following circumstances:

•

the Closing has not occurred on or prior to June 15, 2022 (the “Outside Date”), except that if, on the Outside Date, all of the conditions to the Closing, other than certain conditions related to the absence of any governmental order enjoining the consummation of the transactions contemplated by the Stock Purchase Agreement and the expiration or termination, as applicable, of the waiting period (or extensions thereof) under the HSR Act, have been satisfied or are capable of being satisfied, then the Outside Date may be extended by the Company or Lakeside to a date no later than December 3, 2022. This right to terminate the Stock Purchase Agreement will not be available to any party whose failure to fulfill any obligation under the Stock Purchase Agreement has been the principal cause of the failure of, or resulted in, the failure of the Closing to occur on or prior to the Outside Date;

•

any permanent injunction or other order of a governmental authority preventing the consummation of the transactions contemplated by the Stock Purchase Agreement in any material respect has become final and non-appealable;

•	the Company Stockholder Approval has not been obtained at the special meeting (or any adjournment or postponement thereof); or
•

(1) the other party has breached any of its representations, warranties, covenants or agreements contained in the Stock Purchase Agreement, which breach (A) would result in the failure of the conditions to the terminating party’s obligation to consummate the transactions contemplated by the Stock Purchase Agreement and (B)(x) is not reasonably capable of being cured prior to the Outside Date or (y) if capable of being cured, has not been cured (i) within thirty (30) days following receipt of written notice from the terminating party of such breach or (ii) any shorter period of time that remains between the date such written notice is provided and the Outside Date and (2) the terminating party is not then in material breach of the Stock Purchase Agreement.

The Stock Purchase Agreement may also be terminated at any time prior to the Closing Date by Lakeside if an Adverse Recommendation Change has occurred prior to receipt of the Company Stockholder Approval.

The Stock Purchase Agreement may also be terminated at any time prior to the Closing Date by the Company if, prior to receipt of the Company Stockholder Approval, the Company enters into a definitive agreement with respect to a Superior Proposal, as long as (1) the Company has complied with its obligations described under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Changes in the Recommendation of our Board of Directors; Fiduciary Termination” beginning on page 56 of this proxy statement, and (2) the Company pays to Lakeside the $4,000,000 Termination Fee described below.

Termination Fee

The Company will be required to pay Lakeside a termination fee equal to $4,000,000 (the “Termination Fee”) if:

•

(1) after the date of the Stock Purchase Agreement and at or prior to the time of the special meeting, an Acquisition Proposal has been publicly disclosed and is not withdrawn; (2) the Stock Purchase Agreement is subsequently terminated (A) by the Company or Lakeside as a result of the Closing having not occurred on or before the Outside Date or the Company Stockholder Approval having not been obtained or (B) by Lakeside as a result of a willful breach of the Stock Purchase Agreement by the Company; and (3) within 12 months of such termination, an Acquisition Proposal is consummated or a definitive agreement providing for the consummation of an Acquisition Proposal is entered into (provided that for purposes of this paragraph, the references to “20%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%”);

•	Lakeside terminates the Stock Purchase Agreement following an Adverse Recommendation Change that occurred prior to receipt of the Company Stockholder Approval;

•	the Company terminates the Stock Purchase Agreement prior to receipt of the Company Stockholder Approval, if the Company enters into an acquisition agreement with respect to a Superior Proposal; or

•

at or prior to the time of the special meeting, an Adverse Recommendation Change has, or is deemed to have, occurred, and Lakeside or the Company terminates the Stock Purchase Agreement as a result of the Company Stockholder Approval having not been obtained.

In the event that the Termination Fee is paid by the Company, the payment of such Termination Fee will be the sole and exclusive remedy of Lakeside, its subsidiaries, stockholders, affiliates, officers, directors, employees and representatives against the Company or any of its representatives or affiliates as a result of (i) the failure of the Transaction to be consummated, (ii) the termination of the Stock Purchase Agreement, (iii) any liabilities or obligations arising under the Stock Purchase Agreement or (iv) any claims or actions arising out of or relating to any breach, termination or failure of or under the Stock Purchase Agreement, except in the case of willful breach of the Stock Purchase Agreement or fraud of the Company.

If Lakeside or the Company terminates the Stock Purchase Agreement as a result of the Company Stockholder Approval having not been obtained, then the Company will be required to pay to Lakeside all reasonable and documented out-of-pocket expenses incurred by Lakeside or its affiliate in connection with or related to the authorization, preparation, negotiation, execution and performance of the Stock Purchase Agreement and the transactions contemplated thereby up to a maximum amount of $2,000,000; provided that the amount of any such reimbursed expenses will be credited (without interest) against any Termination Fee paid to Lakeside.

Effect of Termination

In the event of termination of the Stock Purchase Agreement in accordance with its terms, the Stock Purchase Agreement will become null and void (except that provisions relating to confidentiality, the effect of termination, payment of the Termination Fee and other miscellaneous provisions will survive any such termination), and there will be no liability on the part of any of the parties, except (i) for fraud or willful breach of the Stock Purchase Agreement prior to the time of such termination or (ii) any Termination Fee or expense reimbursement owed as described above under “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement— Termination Fee” beginning on page 63 of this proxy statement. For purposes of the Stock Purchase Agreement, (1) “willful breach” means with respect to any representation, warranty, agreement or covenant in the Stock Purchase

Agreement, a deliberate act or failure to act (including a failure to cure circumstances) that the breaching party intentionally takes (or intentionally fails to take) and knows (or would reasonably be expected to know) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant; and (2) “fraud” means common law fraud under the Laws of the State of Delaware, where: (a) the representations and warranties of (i) the Company set forth in Article III of the Stock Purchase Agreement or (ii) Lakeside set forth in Article IV of the Stock Purchase Agreement contain a false statement of a material fact and (b) the party making such statement (i) had actual (and not deemed, imputed or constructive) knowledge of the falsity of such statement, and (ii) made such statement intending to mislead the other party to enter into the Stock Purchase Agreement or to act or refrain from acting in reliance upon such false statement.

Amendments and Waivers

The Stock Purchase Agreement may be amended or modified by a written instrument signed by all of the parties thereto.  Any provision of the Stock Purchase Agreement may be waived by a writing signed by the party against whom enforcement of any such waiver is sought.

Governing Law

The Stock Purchase Agreement is governed by Delaware law.

The parties have agreed to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and, only if such court determines that it lacks jurisdiction, any other appropriate Delaware state or federal court, for any litigation arising out of or related to the Stock Purchase Agreement and the transactions contemplated thereby. The parties have also agreed to waive all rights to a jury trial arising out of the Stock Purchase Agreement.

The Voting And Support Agreement

In connection with the execution of the Stock Purchase Agreement, Jess Ravich, the Chief Executive Officer and Chairman of the Company (the “Supporting Stockholder”), and Lakeside entered into a Voting and Support Agreement on February 3, 2022 (the “Voting and Support Agreement”).

The following is a summary of the material terms and conditions of the Voting and Support Agreement. This summary does not purport to be complete and may not contain all of the information about the Voting and Support Agreement that is important to you. The description of the Voting and Support Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Voting and Support Agreement, a copy of which is attached to this proxy statement as Annex B and is incorporated by reference into this proxy statement. We encourage you to read the Voting and Support Agreement carefully in its entirety.

Agreement to Vote and Irrevocable Proxy

Pursuant to the Voting and Support Agreement, and subject to certain exceptions therein, at every meeting of the holders of common stock of the Company, however convened, at which any of the following matters is considered or voted upon, and on every action or approval by written consent of such stockholders with respect to any of the following matters, the Supporting Stockholder agreed to vote or give written consent, or cause the holder of record on any applicable record date to vote or give written consent, with respect to the shares of common stock of the Company owned of record or beneficially by the Supporting Stockholder and/or any of his controlled affiliates (the “Subject Shares”), other than such shares of common stock of the Company held in the aggregate by the Supporting Stockholder and his family members that exceed 40% of the outstanding shares of the Company common stock as of a record date set by the Company for a stockholder vote (the “Excess Shares”) (which Excess Shares must be voted in accordance with the Existing Voting Agreement):

•	in favor of authorizing or approving the transactions contemplated by the Stock Purchase Agreement;

•	in favor of any other matter necessary for consummation of the transactions contemplated by the Stock Purchase Agreement;

•

in favor of any proposal to adjourn a meeting of the holders of Company common stock to solicit additional votes, proxies or written consents in favor of authorizing or approving the transactions contemplated by the Stock Purchase Agreement; and

•

against (1) any acquisition agreement (other than the Stock Purchase Agreement), (2) any Acquisition Proposal (including any Superior Proposal), without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to, or in competition or inconsistent with, the transactions contemplated by the Stock Purchase Agreement, (3) any action that would reasonably be expected to result in (x) a breach of or failure to perform, in any material respect, any representation, warranty, covenant or agreement of the Company under the Stock Purchase Agreement or (y) any of the conditions to the Closing not being satisfied, (4) except as expressly contemplated by the Stock Purchase Agreement or approved in writing by Lakeside, any action that would change in any manner the capitalization of the Company, including the voting rights of any stockholder of the Company, and (5) any action, agreement or proposal that is intended to, or would reasonably be expected to, prevent or materially delay, impede or interfere with, the consummation of the transactions contemplated by the Stock Purchase Agreement.

The Supporting Stockholder also agreed to be present, in person or by proxy, at all meetings of the holders of Company common stock at which any of the matters described above is to be voted upon.

Furthermore, the Supporting Stockholder agreed not to (and agreed to cause the holder of record with respect to any such Subject Shares not to) directly or indirectly:

•

transfer or enter into any contract with respect to any transfer of the Subject Shares, or any interest therein, unless the transferee of such shares is an affiliate of the Supporting Stockholder and, if such affiliate is not controlled by the Supporting Stockholder, prior to making such transfer, such transferee has agreed in a written instrument delivered to Lakeside to be bound by the terms of the Voting and Support Agreement to the same extent as the Supporting Stockholder with respect to such transferred shares;

•

except as set forth in the Existing Voting Agreement, solely with respect to the Excess Shares, grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares;

•

enter into any agreement or take any action that would make any representation or warranty of the Supporting Stockholder contained in the Voting and Support Agreement untrue or incorrect in any material respect or have the effect of preventing the Supporting Stockholder from performing any of his material obligations under the Voting and Support Agreement;

•	amend or modify, or agree to the amendment or modification of, the Existing Voting Agreement; or

•

deposit or permit the deposit of the shares of Company that are subject to the Voting and Support Agreement into a voting trust or enter into a voting agreement or any other arrangement with respect to such shares.

In connection with the foregoing voting covenants and to secure the performance of the Supporting Stockholder’s duties under the Voting and Support Agreement, the Supporting Stockholder granted an irrevocable proxy to, and appointed, Lakeside (and its designees) as the Supporting Stockholder’s proxy and attorney-in-fact to vote the shares of Company common stock that are subject to the Voting and Support Agreement, or give written consent in respect of such shares, in respect of any of the matters covered by the Voting and Support Agreement described above.

Pursuant to the Voting and Support Agreement, the Supporting Stockholder, effective as of the Closing, granted a release to Lakeside and its subsidiaries (including Phoenix Color), and each of their respective affiliates, successors and assigns and all of their respective representatives and current and former shareholders (except in the case of Phoenix Color and its subsidiaries) with respect to matters relating to Phoenix Color or any of its subsidiaries, existing prior to the Closing Date.

Termination

The Voting and Support Agreement will terminate automatically upon the earliest of:

•	the termination of the Stock Purchase Agreement in accordance with its terms;

•	the date upon which our Board of Directors effects an Adverse Recommendation Change; and

•	the closing of the transactions contemplated by the Stock Purchase Agreement.

In addition, the Voting and Support Agreement may be terminated at any time by the written consent of the Supporting Stockholder and Lakeside.

Anticipated Use of Proceeds from the Transaction

We estimate the Company will receive total gross proceeds of approximately $134,775,000 upon consummation of the Transaction (see “Proposal 1: The Phoenix Color Sale Proposal—The Stock Purchase Agreement—Purchase Price” beginning on page 48 of this proxy statement).

The Company expects that it may use these proceeds to pay transaction expenses, to pay down any remaining debt of the Company, to purchase additional assets or businesses, to buy back the Company’s stock and/or for any other purpose that our Board of Directors deems appropriate.

Once we have the appropriate level of certainty with respect to the amount and timing of sources and uses of cash from our strategic actions, we may take the action to commence returns of capital to stockholders. We estimate that up to $110,000,000 of excess cash could be available for return to our stockholders, however, the method, timing and amount of the return of capital to our stockholders, if any, will depend on several factors, including:

•	the Closing and proceeds realized from the Phoenix Color Sale;

•	the closing of and proceeds realized from the Faneuil Transaction and the timing thereof;

•	the resolution of any outstanding legal and regulatory matters;

•	the successful completion of other restructuring and capital management activities, including debt repayment; and

•	the working capital requirements and contingency needs for the Company’s remaining business.

If the Faneuil Transaction is not consummated prior to the consummation of the Phoenix Color Sale, most of the proceeds of the Phoenix Color Sale would be expected to be used to pay down the remaining debt of the Company and we estimate that less than $2,000,000 of excess cash from the Phoenix Color Sale would be available for return to our stockholders.

Other factors that may impact our decisions regarding the method, timing and amount of any return of capital include economic and market conditions, our financial condition and operating results, cash requirements, capital requirements of our operating subsidiaries, legal requirements, regulatory constraints, investment opportunities at the time any such payment is considered, and other factors deemed relevant. There can be no assurances we will complete any return of capital to our stockholders.

For additional information, please refer to our Unaudited Pro Forma Condensed Consolidated Financial Statements attached to this proxy statement as Annex D, which assume completion of both the Phoenix Color Sale and the Faneuil Transaction, and our Unaudited Pro Forma Condensed Consolidated Financial Statements attached to this proxy statement as Annex E, which assume completion of the Phoenix Color Sale but not the Faneuil Transaction.

Effects on the Company if the Transaction is Not Completed

If the proposed Phoenix Color Sale is not completed, we will continue to hold Phoenix Color. In the event the Stock Purchase Agreement is terminated, we will generally pay Lakeside a Termination Fee equal to $4,000,000 under certain circumstances. We cannot complete the Phoenix Color Sale unless our stockholders approve the Phoenix Color Sale Proposal, in addition to the satisfaction of the other conditions to the Closing. If our stockholders do not approve the Phoenix Color Sale Proposal, then the Stock Purchase Agreement may be terminated by either us or Lakeside, which would result in our payment of the Termination Fee under the Stock Purchase Agreement). Additionally, we may explore other strategic alternatives, including a sale of our Phoenix Color to another party; however, there can be no assurances that any alternative transactions will be identified or completed. An alternative transaction may have terms that are less favorable to us than the terms of the proposed Phoenix Color Sale, or we may be unable to reach agreement with any third-party on an alternate transaction that we would consider to be reasonable.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 2, 2022, information regarding the beneficial ownership of our common stock based upon the most recent information available to us for: (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock; (ii) each of our named executive officers, directors, and key employee; and (iii) all of our named executive officers, directors, and key employee. Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by them and has the following address: c/o ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016. As of March 2, 2022, there were 42,408,830 shares of our common stock outstanding, which was the only class of voting securities outstanding.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned (1)		Percentage of Common Shares Beneficially Owned

Named Executive Officers and Directors:
Jess Ravich, Chief Executive Officer and Chairman of the Board	24,777,254	(2)	47.4%
Anna Van Buren, Director c/o Faneuil, Inc. 2 Eaton Street, Suite 1002 Hampton, VA 23669	1,720,576	(3)	4.0%
John Scheel, Director and Vice Chairman of the Board	962,840		2.3%
Robert Scott Fritz, Director	953,780	(4)	2.2%
Hal G. Byer, Director	53,940	(5)	*
Rae G. Ravich, Director	185,419	(6)
Michael C. Borofsky, Director	119,369		*
Julie Cavanna-Jerbic, Director	20,161		*
Brian Hartman, Chief Financial Officer	300,000	(7)	*

Key Employees:
Marc Reisch, Director and Chairman, Phoenix c/o Phoenix Color Corp., 18249 Phoenix Drive, Hagerstown, MD 21742	750,000	(8)	1.8%

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned (1)		Percentage of Common Shares Beneficially Owned
All Directors and Executive Officers as a Group	29,843,339	(9)	56.0%

5% Stockholders:
Elizabeth Glazer 2012 Trust c/o William Montgomery 825 West End Ave. 15C New York, NY 10025	3,941,150	(10)	8.7%
Vericast Corp. 15955 La Cantera Parkway, San Antonio, Texas 78256	3,000,000		7.1%

*Represents less than 1%.

(1) Consistent with SEC regulations, shares of common stock issuable upon exercise of derivative securities by their terms exercisable within 60 days of November 30, 2021, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to the knowledge of the Company, the persons and entities named in this table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 4,853,804 shares held by the Exemption Trust under the Ravich Revocable Trust of 1989, 350,000 shares of common stock issuable upon exercise of currently vested options, 1,315,927 shares of common stock issuable upon exercise of currently vested warrants, and 8,170,116 shares of common stock issuable upon the conversion of Convertible Promissory Note.

(3) Includes 150,000 shares of common stock issuable upon exercise of currently vested options.

(4) Includes 431,088 shares and 294,611 shares of common stock issuable upon exercise of currently vested warrants held by The Ravich Children Permanent Trust, for which Mr. Fritz is the sole trustee. Mr. Fritz disclaims all economic ownership of such shares.

(5) Includes 10,014 restricted shares held by the Hal Byer and Marihelene Byer Revocable Trust.

(6) Includes 100,000 shares of common stock issuable upon exercise of currently vested options.

(7) Includes 300,000 shares of common stock issuable upon exercise of currently vested options.

(8) Includes 250,000 shares of common stock issuable upon exercise of currently vested options.

(9) Includes 8,170,116 shares of common stock issuable upon the conversion of Convertible Promissory Note, 1,610,538 shares of common stock issuable upon exercise of currently vested warrants, and 1,150,000 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof.

(10) Includes 2,989,067 shares of common stock issuable upon the conversion of Convertible Promissory Note.

Equity Compensation Plan Information

On July 11, 2016, ALJ stockholders approved ALJ’s Omnibus Equity Incentive Plan (the “2016 Plan”), which allows ALJ and its subsidiaries to grant securities of ALJ to officers, employees, directors or consultants. ALJ believes that equity-based compensation is fundamental to attracting, motivating and retaining highly-qualified dedicated employees who have the skills and experience required to achieve business goals. Further, ALJ believes the 2016 Plan aligns the compensation of directors, officers, and employees with stockholder interest.

The 2016 Plan is administered by ALJ’s Compensation, Nominating and Corporate Governance Committee. The maximum aggregate number of common stock shares that may be granted under the 2016 Plan is 2,000,000. The 2016 Plan generally provides for the grant of qualified or nonqualified stock options, restricted stock and restricted stock units, unrestricted stock, stock appreciation rights, performance awards and other awards. The Compensation, Nominating, and Corporate Governance Committee has full discretion to set the vesting criteria. The exercise price of a stock option may not be less than 100% of the fair market value of ALJ’s common stock on the date of grant. The 2016 Plan prohibits the repricing of outstanding stock options without prior stockholder approval. The term of stock options granted under the 2016 Plan may not exceed ten years. Awards are subject to accelerated vesting upon a change in control in the event the acquiring company does not assume the awards.

The Board may amend, alter, or discontinue the 2016 Plan, but shall obtain stockholder approval of any amendment as required by applicable law or stock exchange listing requirements.

The following table sets forth certain information concerning shares of our common stock authorized for issuance under the Company’s existing equity compensation plans as of September 30, 2021:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	625,000	$2.61	1,375,000
Equity compensation plans not approved by security holders	800,000	$4.12	—
Total	1,425,000	$ 3.45	1,375,000

Certain Relationships and Related Transactions

Fiscal 2021 Debt

Issuance of Convertible Promissory Notes

On June 29, 2021, ALJ issued convertible promissory notes in an aggregate principal amount of $6.0 million (the “Convertible Promissory Notes”) to two investors, including ALJ’s Chief Executive Officer and Chairman of the Board, Jess Ravich. The Convertible Promissory Notes replace and have substantially the same terms as ALJ’s prior Term C Loan (as defined below), except the Convertible Promissory Notes pay interest quarterly and the Term C Loan paid interest at maturity.

The Convertible Promissory Notes accrue interest at the rate of 8.25% per year, compounded monthly with interest payable in cash quarterly in arrears on the last day of each calendar quarter on the outstanding principal balance until such principal amount is paid in full or until conversion. The principal and accrued interest owed under the Convertible Promissory Notes are convertible, at the option of the holders, into shares of the Company’s common stock, at any time prior to November 28, 2023, at a conversion price equal to the quotient of all amounts due under each Convertible Promissory Note divided by the conversion rate of $0.54 per common share.

The Convertible Promissory Notes are (i) subordinate to the Blue Torch Term Loan and the Amended PNC Revolver, (ii) unsecured, and (iii) have a maturity date of November 28, 2023, subject to extension under certain circumstances.

Fiscal 2020 Debt

Junior Participation Agreement – Term B Loan and Warrants Issued

In December 2019, in connection with the Sixth Amendment, certain trusts and other entities formed for the benefit of, or otherwise affiliated with Mr. Ravich (“Ravich Entities”), entered into a Junior Participation Agreement with Cerberus (“Junior Participation Agreement”), pursuant to which the Ravich Entities agreed to purchase $4.1 million in junior participation interests in the Term B Loan under the Cerberus/PNC Financing Agreement (“Junior Participation” and such interests, “Junior Participation Interests”). The Junior Participation Interests were junior and subordinate to the Cerberus Term Loan in all respects and had no quarterly payments. Through March 2020, interest accrued under the Junior Participation (i) in cash, accrued at the same rate per year as the Cerberus Term Loan and paid monthly, and (ii) in kind, accrued at 4.00% per year, payable on the Cerberus/PNC Debt Maturity Date.  See “Amendment to Junior Participation Agreement -Term B Loan and Warrants Issued” below for interest earned subsequent to March 2020.

In connection with the Junior Participation, the Company issued fully vested warrants to purchase 1.23 million shares of the Company’s common stock (“Junior Participation Agreement Warrants”) to the Ravich Entities, with a five-year term and an exercise price of $0.54 (subject in each case to adjustments for stock splits, recapitalizations and the like).

Amendment to Junior Participation Agreement – Term B Loan and Warrants Issued

In March 2020, in connection with the Eighth Amendment to the Cerberus/PNC Financing Agreement, the Ravich Entities entered into the First Amendment to the Junior Participation Agreement (“First Amendment to Junior Participation Agreement”). Under the First Amendment to Junior Participation Agreement, interest was paid in kind, instead of a mixture of cash and in kind.

In connection with the First Amendment to Junior Participation Agreement, the Company issued fully vested warrants to purchase 0.4 million shares of the Company’s common stock (“First Amendment to Junior Participation Agreement Warrants”) to the Ravich Entities, with a five-year term and an exercise price of $0.62 (subject in each case to adjustments for stock splits, recapitalizations and the like).

Amendment to the Junior Participation Agreements – Term C Loan

In May 2020, in connection with, and as a condition to, the Ninth Amendment, certain stockholders of the Company (“Term C Loan Junior Participants”), including Mr. Ravich, entered into, or amended certain Junior Participation Agreements (collectively, “Term C Loan Junior Participation Agreements”) with Cerberus.  Pursuant to the Term C Loan Junior Participation Agreements (which was amended and/or restated from time to time), the Term C Loan Junior Participants acquired junior participation interests in the Term C Loan in an aggregate amount of $5.6 million on May 12, 2020 (“Term C Loan”). Mr. Ravich agreed to acquire additional junior participation interests in the Term B Loan in an aggregate amount of (i) $2.5 million on June 30, 2021 and (ii) $2.5 million on September 30, 2021 as long as Term B Loan was outstanding on such date.

The $5.6 million Term C Loan and related accrued interest was convertible, at the option of the Term C Loan Junior Participants, into shares of the Company’s common stock, at a conversion price of $0.54 per share (subject in each case to adjustments for stock splits, recapitalizations and the like).  The $5.6 million Term C Loan was junior and subordinate to the Cerberus/PNC Debt in all respects and had no quarterly payments.  From May 2020 through the Cerberus/PNC Debt Maturity Date, the Term C Loan accrued interest in kind at the same rate per year as the Cerberus Term Loan.  Although the Term C Loan was paid off as part of the Cerberus Payoff, the Term C Loan Junior Participants were issued the Convertible Promissory Notes as discussed above, under substantially identical terms as the Term C Loan, except the Convertible Promissory Notes pay interest quarterly and the Term C Loan paid interest at maturity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and any persons that beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ. To our knowledge, based solely upon our review of Forms 3 and 4 that have been filed with the SEC and written representations from our executive officers and directors that no Form 5s were required, we believe that all of our executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2022.

Market Price of Common Stock and Dividend Data

Shares of our common stock are listed on the NASDAQ under the symbol “ALJJ.” The following table sets forth the high and low sales prices for our common stock for the periods indicated as reported by the NASDAQ:

	Stock Price
	High	Low
For the 2022 Quarter Ending:
March 31, 2021 (1)	$2.74	$1.57

For the 2021 Quarters Ended:
December 31, 2021	$2.01	$0.96
September 30, 2021	$1.81	$1.03
June 30, 2021	$2.16	$1.28
March 31, 2021	$2.78	$1.09

For the 2020 Quarters Ended:
December 31, 2020	$1.32	$0.74
September 30, 2020	$1.22	$0.49
June 30, 2020	$0.90	$0.28
March 31, 2020	$1.46	$0.51

For the 2019 Quarters Ended:
December 31, 2019	$1.45	$1.04
September 30, 2019	$1.93	$1.31
June 30, 2019	$1.85	$1.22
March 31, 2019	$2.16	$1.30

(1) Through March 15, 2022, the last practicable date prior to the filing of this proxy statement.

We have not declared or paid dividends on our common stock to date.

As of March 16, 2022, the record date for the special meeting, there were 117 holders of record of our common stock.

PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER TRANSACTION-RELATED COMPENSATION

General

As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is providing its stockholders with a separate advisory (non-binding) vote to approve certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction, as described in the table entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Transaction” under “Proposal 1: The Phoenix Color Sale Proposal —Interests of Our Directors and Officers” beginning on page 31 of this proxy statement, including the footnotes to the table and related narrative discussion, or the “Transaction-Related Compensation Proposal.”

Our Board of Directors unanimously recommends that the stockholders of the Company approve the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “Proposal 1: The Phoenix Color Sale Proposal —Interests of Our Directors and Officers—Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Transaction,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”

The vote on the Transaction-Related Compensation Proposal is a vote separate and apart from the vote on the proposal to approve the Phoenix Color Sale Proposal. Accordingly, you may vote to approve the Phoenix Color Sale Proposal and vote not to approve the Transaction-Related Compensation Proposal and vice versa. The vote on the Transaction-Related Compensation Proposal is advisory only; therefore, it will not be binding on our Board of Directors or the Company. Accordingly, if the Transaction is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the nonbinding, advisory vote of the Company’s stockholders. Although the Transaction-Related Compensation Proposal is only advisory in nature and is not binding on our Board of Directors or the Company, we intend to review the voting results with our Board of Directors and the Compensation, Nominating and Corporate Governance Committee of our Board of Directors so that such voting results may be taken into consideration in connection with executive compensation decisions related to the Phoenix Color Sale.

Required Vote

The above resolution approving the Transaction-related compensation of the Company’s named executive officers on an advisory basis requires the affirmative vote of holders of a majority of the shares of common stock present at the meeting (in person or represented by proxy) and entitled to vote thereon.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders of the Company vote “FOR” the Transaction-Related Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL

General

If, at the special meeting, the number of shares of our common stock, present or represented by proxy at the special meeting and voting in favor of the approval of the Phoenix Color Sale Proposal is insufficient to approve such proposal under charter and Delaware law, we intend to move to adjourn the special meeting in order to enable our Board of Directors to solicit additional proxies in respect of approval of the Phoenix Color Sale Proposal (the Adjournment Proposal). In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not upon the Phoenix Color Sale Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve Adjournment Proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote

The affirmative vote of a majority of all votes cast at the special meeting is required to approve the Adjournment Proposal, provided that a quorum is present. This means that, of the shares present in person or by proxy at the special meeting, a majority must vote in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved. Abstentions and broker non-votes will have no effect on the determination of the Adjournment Proposal.

Recommendation of our Board of Directors

Our Board of Directors believes that if the number of shares of our common stock present or represented by proxy at the special meeting and voting in favor of the approval of the Phoenix Color Sale Proposal is insufficient to approve such proposal, it is in the best interests of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the approval of the Phoenix Color Sale Proposal to bring about the approval of the proposal. Our Board of Directors unanimously recommends that you vote “FOR” the Adjournment Proposal.

EXPENSES AND SOLICITATION

We will pay the cost of soliciting proxies on behalf of our Board of Directors. Our directors, officers and employees may solicit proxies on our behalf in person or by telephone, facsimile or electronically through the Internet, as described above. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

All documents we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting shall be deemed to be incorporated by reference into this proxy statement from the respective dates of filing of such documents, except that we do not incorporate any document or portion of a document that is “furnished” to the SEC, but not deemed “filed.” In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

We will provide without charge to each person, including any beneficial owner, to whom this proxy statement is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been or may be incorporated by reference into this proxy statement excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. Written or telephone requests should be directed to ALJ Regional Holdings, Inc., 244 Madison Avenue, PMB #358, New York, NY 10016; telephone number (888) 486-7775.

SUBMISSION OF STOCKHOLDER PROPOSALS

We provide stockholders with the opportunity, under certain circumstances and consistent with our Restated Bylaws and the rules of the SEC, to participate in the governance of the Company by submitting proposals and director nominations for consideration at our annual meeting of stockholders. Proposals from stockholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For a proposal to be included in our proxy statement and proxy card for our 2022 Annual Meeting of Stockholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than 5:00 p.m. (Eastern Time) on the ninetieth (90th) day, and not earlier than on the one hundred twentieth (120th) day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. If the date of our 2022 Annual Meeting of Stockholders is more than thirty (30) days from August 20, 2021, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Any stockholder proposals (other than those proposals seeking to nominate directors) that are intended to be presented at our 2022 Annual Meeting of Stockholders but are not included in our proxy materials must comply with the advance notice provision in Section 2.2 of our Restated Bylaws. If we call the 2022 Annual Meeting of Stockholders for a date between July 21, 2022 and September 20, 2022, we must receive notice of the proposals on or after March 8, 2022 and on or before April 7, 2022. If we call the 2022 Annual Meeting of Stockholders for any other date, then notice by the stockholder must be received by the Corporate Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made.

Any stockholder director nominations for election at our 2022 Annual Meeting of Stockholders must comply with the advance notice provision in Section 3.1 of our Restated Bylaws. To be timely, a stockholder’s notice shall be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received by our Corporate Secretary not earlier than fifty (50) days nor more than eighty (80) days in advance of the scheduled date of the 2022 Annual Meeting of Stockholders, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than sixty (60) days’ notice or prior public disclosure of the date of the 2022 Annual Meeting of Stockholders is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth (10th) day following the earlier of (a) the day on which such notice of the date of the 2022 Annual Meeting of Stockholders was mailed or (b) the day on which such public disclosure was made.

Our Restated Bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice, including (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Restated Bylaws of the Company, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class, series and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder in such stockholder’s capacity as a proponent of a stockholder proposal. A copy of the relevant Restated Bylaws provision is available upon written request to us at Corporate Secretary at 244 Madison Avenue, PMB #358, New York, NY 10016. You can also access our SEC filings on the SEC’s website at www.sec.gov and our website at www.aljregionalholdings.com. The information on our website is not a part of this proxy statement.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. This practice is known as “householding” and is intended to reduce the printing and postage costs associated with mailing duplicative sets of proxy materials to stockholders sharing the same address. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to our Corporate Secretary, 244 Madison Avenue, PMB #358, New York, NY 10016. Our proxy materials are also available on our website at www.aljregionalholdings.com.

OTHER BUSINESS

No matters other than the Phoenix Color Sale Proposal, the Transaction-Related Compensation Proposal and, if necessary, the Adjournment Proposal will be brought for a vote at the special meeting.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING.

WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED MARCH 17, 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Your vote is very important.    Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy card, and return it promptly in the envelope provided. Giving your proxy now will not affect your right to vote in person if you attend the meeting.

If you have questions about this proxy statement, the special meeting, the Transaction, or voting your shares, please call:

ALJ Regional Holdings, Inc.
244 Madison Avenue, PMB #358
New York, NY 10016
Phone: (888) 486-7775

By Order of the Board of Directors

/s/ Jess M. Ravich Chief Executive Officer and Chairman of the Board

ANNEX A

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT

BY AND BETWEEN

ALJ REGIONAL HOLDINGS, INC.,

LSC COMMUNICATIONS BOOK LLC

AND

PHOENIX COLOR CORP.

DATED AS OF FEBRUARY 3, 2022

i

ii

iii

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated as of February 3, 2022 (this “Agreement”), is made by and between ALJ Regional Holdings, Inc., a Delaware corporation (“Seller”), LSC Communications Book LLC, a Delaware limited liability company (“Purchaser”), and Phoenix Color Corp., a Delaware corporation (the “Company”).

WHEREAS, Seller owns one hundred (100) shares of the Class A Common Stock, par value $0.01 per share, of the Company representing one hundred percent (100%) of the outstanding shares of capital stock of the Company (the “Company Shares”);

WHEREAS, Seller desires to sell, and Purchaser desires to purchase from Seller, the Company Shares, pursuant to the terms and subject to the conditions set forth in this Agreement (such sale and purchase, the “Transaction”);

WHEREAS, the Transaction may be deemed to constitute a sale of all or substantially all of the assets of Seller and, therefore, approval of the Transaction by Seller’s stockholders will be sought pursuant to Section 271 of the Delaware General Corporation Law (“DGCL”);

WHEREAS, the Board of Directors of Seller (the “Seller Board”) has (a) resolved that the entry into this Agreement and the consummation of the Transaction are expedient and for the best interests of Seller, (b) approved this Agreement and the consummation by Seller of the Transaction on the terms and subject to the conditions set forth in this Agreement, subject to the Required Seller Vote, (c) recommended that the Transaction be authorized and approved by Seller’s stockholders, and (d) directed that the Transaction be submitted to Seller’s stockholders for authorization and approval; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, and as an inducement to the willingness of Purchaser to enter into this Agreement, Purchaser and Jess Ravich have entered into a voting and support agreement dated as of the date hereof, providing that, among other things, subject to the terms and conditions of the voting and support agreement, Mr. Ravich will vote in favor of the Transaction.

NOW, THEREFORE, in consideration of the mutual covenants and the respective representations and warranties contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

Article I. Purchase and Sale.

1.01Purchase and Sale.

(a)Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (defined below), Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Company Shares.

(b)At the Closing, in consideration for the sale and transfer of the Company Shares, and upon the terms and subject to the conditions of this Agreement, Purchaser shall pay or cause to be paid to Seller by wire transfer in immediately available funds an amount equal to the

Base Purchase Price, by wire transfer of immediately available funds to a bank account or accounts specified by Seller at least five (5) Business Days prior to the Closing in accordance with Section 1.02(b), which amount shall be adjusted following the Closing as provided in Section 1.02(c) (as so adjusted, the “Final Purchase Price”).

1.02Consideration.

(a)Definitions.  For purposes of this Agreement, the terms below shall have the following respective meanings:

(i)“Ancillary Agreements” means the agreements (other than this Agreement) and instruments executed and delivered in connection with the transactions contemplated hereunder, including any instruments of transfer or any other agreements, certificates and documents to be entered into in connection with the transactions contemplated hereunder.

(ii)“Base Amount” means (A) if the Closing Date is on or before April 15, 2022, one hundred thirty-four million seven hundred seventy-five thousand dollars ($134,775,000), (b) if the Closing Date is after April 15, 2022, but on or before May 15, 2022, one hundred thirty-three million seven hundred seventy-five thousand dollars ($133,775,000), and (c) if the Closing Date is after May 15, 2022, one hundred thirty-two million seven hundred seventy-five thousand dollars ($132,775,000).

(iii)“Base Purchase Price” means the Base Amount, minus (A) the amount of Estimated Closing Indebtedness, minus (B) the amount, if any, by which the Reference Working Capital Amount exceeds the Estimated Working Capital Amount, plus (C) the amount, if any, by which the Estimated Working Capital Amount exceeds the Reference Working Capital Amount, minus (D) the Estimated Transaction Expenses.

(iv)“Cash” means all cash, cash equivalents, bank deposits, and checks received but not yet cleared held by the Company or any of its Subsidiaries, minus (A) the amount payable in respect of unpaid checks issued prior to the determination date and (B) any amounts that are not freely usable because they are subject to restrictions or limitations on use or distribution by Law, contract or otherwise.

(v)“Change in Control Payment” means any transaction, retention, change in control or similar bonuses, severance payments and other employee-related change of control payments payable by the Company or any of its Subsidiaries on or after the Closing Date as a result of, or in connection with, the consummation of the transactions contemplated by this Agreement, including the sale bonus and other bonus amounts payable to Marc Reisch pursuant to the Reisch Employment Agreement and/or the Reisch Novation Agreement to the extent payable by the Company or any of its Subsidiaries (in each case, including the employer portion of any withholding, payroll, employment or similar Taxes, if any, associated therewith, assuming that each such employee receiving any such payment receives compensation from the Company or the applicable Subsidiary equal to such employee’s annual base cash salary).  Notwithstanding anything herein to the contrary, a severance payment for an employee of the Company or any of its Subsidiaries (including the employer portion of any withholding, payroll, employment or similar Taxes associated therewith) that is triggered by the occurrence of (x) the transactions contemplated by this Agreement, followed by (y) a subsequent termination at or after the Closing Date of such employee’s employment with the Company or any of its Subsidiaries shall not be deemed a Change in Control Payment, unless such employee has the right to resign and collect severance as a result of the transactions contemplated by this Agreement without any additional act or omission by Purchaser or any of its Affiliates.

(vi)“Closing Indebtedness” means, with respect to the Company and its Subsidiaries, without duplication, (A) indebtedness for borrowed money, (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments, the payment for which the Company or any Subsidiary is responsible or liable, (C) all obligations of the Company and its Subsidiaries issued or assumed as the deferred purchase price of property or services, including all seller notes and contingent or earn-out payments (but excluding trade accounts payable, and other accrued current liabilities to the extent reflected in the calculation of Working Capital), (D) all conditional sale obligations of the Company and its Subsidiaries and all obligations of the Company and its Subsidiaries under any title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (E)  all obligations of the Company and its Subsidiaries under leases which are or are required to be capitalized in accordance with GAAP (“Capital Leases”), (F)  all obligations of the Company and its Subsidiaries for the reimbursement of any obligor on any letter of credit, surety bond, banker’s acceptance or similar credit transaction, (G) any unsatisfied severance or termination obligations of the Company or any of its Subsidiaries with respect to employees (or other service providers) whose employment (or other service) terminated prior to the Closing Date, the aggregate amount of any outstanding retention bonus payable to Marc Reisch pursuant to the Reisch Employment Agreement and/or the Reisch Novation Agreement to the extent payable by the Company or any of its Subsidiaries (without duplication of any such amount included in the definition of Change in Control Payment), any unvested long-term incentive plan awards, or any unfunded or under-funded liabilities pursuant to any defined benefit pension, post-termination or retiree health and welfare benefit or nonqualified deferred compensation plan or arrangement, in each case, including the aggregate amount of the employer portion of any withholding, payroll, employment, social security or similar associated therewith, computed as though all amounts were payable as of the Closing Date, (H) any obligations under any interest rate, foreign exchange, currency, commodity, credit or equity swap, cap, collar, floor, option, forward, cross right or other hedging agreement or derivative contract, net of any obligations to the Company or any of its Subsidiaries thereunder, (I) unpaid income Taxes (including, for the avoidance of doubt, any franchise Taxes in lieu of income Taxes) in respect of any Pre-Closing Tax Period or the pre-Closing portion of a Straddle Period (calculated in accordance with Section 7.01(b)) for which a Tax Return has not yet been filed, (J) any Taxes for any Pre-Closing Tax Period or the pre-Closing portion of a Straddle Period that were deferred pursuant to any COVID-19 Laws (and remain unpaid), (K) the outstanding amounts due, including accounts payable and accrued expenses, related to the purchase and installation of the new book bindery and support equipment in Hagerstown, MD, and the new sheeter for Terre Haute, IN, as set forth on Schedule 1.02(a)(vi); (L) all obligations of the type referred to in clauses (A) through (K) of the Company and its Subsidiaries, the payment for which any of the Company and its Subsidiaries is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations, or for which the Company or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss, and (M) all principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties, including breakage costs, unpaid fees or expenses and other monetary obligations in respect of the obligations of the type referred to in clauses (A) through (L). For the avoidance of doubt, “Closing Indebtedness” shall not include any amounts that are included as a current liability reflected in the calculation of Working Capital on the Closing Statement.

(vii)“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(viii)“COVID-19 Law” means the CARES Act, the Families First Coronavirus Response Act of 2020, the Paycheck Protection Program Flexibility Act of 2020 or any other Law (including administrative guidance) intended to address the consequences of COVID-19.

(ix)“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(x)“ERISA Affiliate” means any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included Seller or any of its Subsidiaries, or that is, or was at the relevant time, a member of the same “controlled group” as Seller or any of its Subsidiaries pursuant to Section 4001(a)(14) of ERISA.

(xi)“Governmental Authority” means any national, state or local government, any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any government, authority, agency, department, board, commission or instrumentality of the United States or a foreign jurisdiction, any State of the United States or any political subdivision of any thereof, and any court, tribunal or arbitrator.

(xii)“Order” means any judgment, writ, decree, injunction, order, award, compliance agreement or settlement or similar agreement of or with any Governmental Authority.

(xiii)“Owned Intellectual Property” means Intellectual Property owned by the Company or its Subsidiaries.

(xiv)“Reference Working Capital Amount” means $9,818,269.

(xv)“Registered Owned Intellectual Property” means Owned Intellectual Property issued by, registered or filed with, renewed by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.

(xvi)“Transaction Expenses” means, without duplication, to the extent not paid prior to the Closing, the amount of (A) all fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, accountants, financial advisors, brokers or other representatives and consultants; appraisal fees, costs and expenses; and travel lodging, entertainment and associated expenses) incurred by the Company or the Company’s Subsidiaries prior to Closing in connection with this Agreement or the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, (B) all fees payable by the Company or the Company’s Subsidiaries to Seller or any Affiliate of Seller (other than the Company or any of its Subsidiaries) in connection with this Agreement or the transactions contemplated hereby, or otherwise, and (C) any Change in Control Payments.

(xvii)“Working Capital” means, without duplication, the aggregate value (expressed as a positive or negative number) of (a) the current assets of the Company and its Subsidiaries minus (b) the current liabilities of the Company and its Subsidiaries, in each case, as of the Measurement Time and determined on a consolidated basis as of such time in accordance with the methodology and principles set forth on Exhibit A, including the adjustments set forth therein (collectively, the “Accounting Principles”), and consistent with the illustrative example set forth on Exhibit A.

(b)Closing Payment.  At the Closing, upon the terms and subject to the conditions set forth in this Agreement, Purchaser shall pay or cause to be paid to Seller by wire transfer in immediately available funds an amount of cash equal to the Base Purchase Price.

(c)Purchase Price Adjustment.

(i)At least two (2) Business Days prior to the Closing Date, Seller shall, or shall cause the Company to, prepare and shall deliver to Purchaser a statement (the “Estimated Closing Statement”), which shall be prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) on a basis consistent with and in accordance with the Accounting Principles, setting forth (x) an estimated consolidated balance sheet of the Company as of 12:01 a.m. New York City time on the Closing Date (such time, the “Measurement Time”) and (y) Seller’s good faith calculation of (A) the Base Purchase Price, (B) the estimated amount of Working Capital as of the Measurement Time (the “Estimated Working Capital Amount”), (C) the estimated amount of Closing Indebtedness as of the Measurement Time (the “Estimated Closing Indebtedness”) and (D) the estimated amount of the Transaction Expenses (the “Estimated Transaction Expenses”), in each case, based on the Company’s books and records and other information available at the time, and the Base Purchase Price will be calculated based on such estimates. Following delivery of the Estimated Closing Statement, Purchaser shall be given reasonable access to the relevant books, records, information and personnel and representatives of each of Seller, the Company and its Subsidiaries (including the Company’s working papers and the working papers of the Company’s independent accountants, if any, relating to the preparation of the Estimated Closing Statement) as Purchaser or its representatives may request for the purposes of reviewing the Estimated Closing Statement, and Seller shall consider in good faith any comments or suggested modifications to the Estimated Closing Statement suggested by Purchaser and its representatives.  Seller shall, and shall cause the Company, its Subsidiaries and each of their respective representatives to, cooperate in good faith to answer any questions and use commercially reasonable efforts to resolve any legitimate issues raised by Purchaser or its representatives in connection with their review of their review of the Estimated Closing Statement.

(ii)Within seventy-five (75) days after the Closing Date, Purchaser shall deliver to Seller a statement (the “Closing Statement”) that shall include and set forth a balance sheet of the Company as of the Measurement Time, which shall be prepared in accordance with GAAP on a basis consistent with and in accordance with the Accounting Principles, and on that basis set forth Purchaser’s good faith calculation of Working Capital, Closing Indebtedness and Transaction Expenses, in each case, as of the Measurement Time (such amounts, the “Closing Adjustment Amounts”).  During the forty-five (45) days immediately following Seller’s receipt of the Closing Statement (the “Purchase Price Adjustment Review Period”), Seller and its representatives shall be permitted to review the Company’s working papers and the working papers of the Company’s independent accountants, if any, relating to the preparation of the Closing Statement and the calculation of Working Capital and Closing Indebtedness therein, and shall, upon reasonable advance notice to Purchaser, have reasonable access to the relevant books, records, information, personnel and representatives of the Company  as Seller or its representatives may request for the purposes of reviewing the Closing Statement, and Purchaser shall, and shall cause the Company, its Subsidiaries and each of their respective representatives to, cooperate in good faith to answer any questions and use commercially reasonable efforts to resolve any legitimate issues raised by Seller or its representatives in connection with their review of their review of the Closing Statement; provided, however, that the independent accountants of the Company shall not be obligated to make any working papers available to Seller unless and until Seller has signed a customary confidentiality and hold harmless agreement relating to such access to working papers in form and substance reasonably acceptable to such independent accountants.  Seller shall notify Purchaser in writing (the “Notice of Purchase Price Adjustment Disagreement”) prior to the expiration of the Purchase Price Adjustment Review Period if Seller disagrees with the Closing Statement, or Working Capital, Closing Indebtedness or Transaction Expenses set forth therein.  The Notice of Purchase Price Adjustment Disagreement shall set forth in reasonable detail the basis for such disagreement, the disputed amounts involved (the “Disputed Amounts”) and Seller’s determination of the amount of Working Capital, Closing Indebtedness and Transaction Expenses, in each case, as of the Measurement Time, with reasonably detailed supporting documentation.  During the thirty (30) days immediately following the delivery of a Notice of Purchase Price Adjustment Disagreement, Seller and Purchaser shall seek in good faith to resolve any disagreement that they may have with respect to the matters specified in the Notice of Purchase Price Adjustment Disagreement; provided that, to the extent Seller does not object to certain items in the Closing Statement, such items shall be deemed accepted by Seller and shall become conclusive and binding on the parties hereto.  If no Notice of Purchase Price Adjustment Disagreement is received by Purchaser on or prior to the expiration date of the Purchase Price Adjustment Review Period, then the Closing Statement and Working Capital and Closing Indebtedness set forth in the Closing Statement shall be deemed to have been accepted by Seller and shall become final and binding upon Seller and Purchaser.  If Seller and Purchaser cannot agree on Working Capital, Closing Indebtedness and Transaction Expenses within such thirty (30)-day period, Working Capital, Closing Indebtedness and/or and Transaction Expenses, in each case, solely to the extent not agreed between Purchaser and Seller, shall be determined in accordance with the terms of this Section 1.02(c)(ii) by Grant Thornton LLP or, if such accounting firm determines it is not independent for purposes of acting as the Independent Accountant, another nationally recognized accounting firm mutually acceptable to both Seller and Purchaser (the “Independent Accountant”).  Seller and Purchaser shall furnish the Independent Accountant with a statement setting forth the items from the Notice of Purchase Price Adjustment Disagreement which are still in dispute (in either case, the “Independent Accountant Dispute Notice”).  In the event that Grant Thornton LLP refuses or is otherwise unable to act as the Independent Accountant, Seller and Purchaser shall cooperate in good faith to appoint an independent certified public accounting firm in the United States of national recognition mutually agreeable to Seller and

Purchaser, in which event “Independent Accountant” shall mean such firm.  As soon as practicable, but in no event later than thirty (30) days after the submission of such matters to the Independent Accountant, acting as an expert and not as an arbitrator, the Independent Accountant will make a final determination of the appropriate amount of each of the line items in the Closing Statement as to which there is disagreement as specified in the Independent Accountant Dispute Notice, which determination shall be conclusive and binding on Seller and Purchaser and shall not be subject to appeal or further review, absent manifest error or fraud.  With respect to each disputed line item, such determination, if not in accordance with the position of either Seller or Purchaser, shall not be in excess of the higher, or less than the lower, of the amounts advocated by Seller in the Notice of Purchase Price Adjustment Disagreement or Purchaser in the Closing Statement with respect to such disputed line item.  For the avoidance of doubt, the Independent Accountant shall not review any line items or make any determination with respect to any matter other than those matters in the Independent Accountant Dispute Notice that are in dispute.  The statement of Working Capital, Closing Indebtedness and Transaction Expenses as of the Measurement Time and the determination of Working Capital and Closing Indebtedness and the Transaction Expenses therefrom that are final and binding on Seller and Purchaser pursuant to the terms of this Section 1.02(c)(ii), as determined either through agreement of Seller and Purchaser (deemed or otherwise) or through the determination of the Independent Accountant pursuant to this Section 1.02(c)(ii) are referred to herein as the “Final Working Capital Amount”, “Final Closing Indebtedness” and “Final Transaction Expenses”, respectively.  During the review by the Independent Accountant, Seller and Purchaser shall, and Purchaser shall cause the Company to, make available to the Independent Accountant such individuals and such information, books, records and work papers, as may be reasonably required by the Independent Accountant to fulfill its obligations under this Section 1.02(c)(ii); provided, however, that the independent accountants of Seller, Purchaser or the Company shall not be obligated to make any working papers available to the Independent Accountant unless and until the Independent Accountant has signed a customary confidentiality and hold harmless agreement relating to such access to working papers in form and substance reasonably acceptable to such independent accountants.

(iii)With respect to any fees payable to the Independent Accountant pursuant to this Agreement, Seller shall pay a portion of the fees and expenses of the Independent Accountant equal to one hundred percent (100%) multiplied by a fraction, the numerator of which is the aggregate amount of Disputed Amounts submitted to the Independent Accountant that are resolved in favor of Purchaser (that being the difference between the Independent Accountant’s determination and Seller’s determination) and the denominator of which is the total amount of Disputed Amounts submitted to the Independent Accountant (that being the sum total by which Purchaser’s determination and Seller’s determination differ from the determination of the Independent Accountant).  Purchaser shall pay that portion of the fees and expenses of the Independent Accountants that Seller is not required to pay hereunder.

(iv)The Final Purchase Price shall be calculated by recalculating the Base Purchase Price using the Final Working Capital Amount in lieu of the Estimated Working Capital Amount, using the Final Closing Indebtedness in lieu of the Estimated Closing Indebtedness and using the Final Transaction Expenses in lieu of the Estimated Transaction Expenses and otherwise using the components of Base Purchase Price as set forth in the definition of Base Purchase Price.

(v)If the Final Purchase Price is less than the Base Purchase Price paid at the Closing (the absolute value of such difference, the “Deficiency Amount”) and the Deficiency Amount exceeds $50,000, Seller shall promptly (but in any event within five (5) Business Days after the Final Working Capital Amount, the Final Closing Indebtedness and the Final Transaction Expenses have been agreed upon (or deemed agreed upon) or determined by the Independent Accountant) pay by wire transfer of immediately available funds to Purchaser the amount of such Deficiency Amount.  If the Final Purchase Price is greater than the Base Purchase Price paid at the Closing (the absolute value of such difference, the “Excess Amount”) and the Excess Amount exceeds $50,000, Purchaser shall promptly (but in any event within five (5) Business Days after the Final Working Capital Amount, the Final Closing Indebtedness and the Final Transaction Expenses have been agreed upon (or deemed agreed upon) or determined by the Independent Accountant) pay by wire transfer of immediately available funds to Seller the amount of such Excess Amount.  Any payment due under this Section 1.02(c)(v) shall bear interest from the date such payment should have been paid pursuant to Section 1.02(c)(v) to the date of actual payment at a rate equal to the “prime rate” adjusted on a daily basis as published from time to time in The Wall Street Journal.  This Section 1.02(c)(v) shall survive the Closing until any payment due and accruing under this Section 1.02(c)(v) has been received by the respective party to whom such payment is to be made.

(vi)Seller and Purchaser agree that, absent manifest error or fraud, the procedures set forth in this Section 1.02 for resolving disputes with respect to the Closing Statement and the calculation of any Closing Adjustment Amounts shall be the sole and exclusive method for resolving any such disputes; provided that this provision shall not prohibit any party from instituting litigation to enforce any decision pursuant to the terms hereof by the Independent Accountant in any court of competent jurisdiction.  It is the intent of the parties to have any determination by the Independent Accountant proceed in an expeditious manner and the parties agree to advise and instruct the Independent Accountant to abide by the deadlines and time period set forth herein; provided, however, that any deadline or time period contained herein may be extended or modified by agreement of the parties and the parties agree that the failure of the Independent Accountant to strictly conform to any deadline or time period contained herein shall not in and of itself be a basis for seeking to overturn any determination rendered by the Independent Accountant.

(d)Withholding.  Purchaser shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under applicable Law.  If Purchaser intends to deduct or withhold any such amounts from any consideration payable or otherwise deliverable pursuant to this Agreement pursuant to the immediately preceding sentence, Purchaser shall (i) provide Seller reasonable advance written notice of its intent to withhold such amounts and the basis for such withholding, (ii) provide a reasonable opportunity for Seller to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding and (iii) use commercially reasonable efforts to cooperate with Seller and the advisors thereof, as applicable, to mitigate, reduce or eliminate such deduction or withholding.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

Article II. Closing.

2.01Date of Closing.  Subject to the provisions of Article VI, the closing of the transactions contemplated hereby (the “Closing”) shall be held remotely via the exchange of electronic documents at 10:00 a.m. New York City time on the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature will not be satisfied until the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and place as is agreed upon between Seller and Purchaser in writing.  For purposes of this Agreement, the date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

2.02Deliveries.  At the Closing:  (a) the parties shall execute and deliver to each other the documents referred to in Sections 6.02 and 6.03 hereof; and (b) Purchaser shall pay the Base Purchase Price pursuant to Article I, in accordance with wire transfer instructions provided by Seller not less than two (2) days prior to the Closing Date.

Article III. Representations and Warranties of Seller.

Seller represents and warrants to Purchaser, except as expressly set forth on the disclosure schedules delivered by Seller to Purchaser on or prior to the date hereof (the “Schedules”), each section or subsection of which qualifies the correspondingly numbered representation or warranty if specified therein and any other such representation or warranty where its applicability to, relevance as an exception to, or disclosure for purposes of, such other representation or warranty is reasonably apparent on the face of such disclosure without reference to any documents referenced therein, as follows:

3.01Organization.  Each of Seller, the Company and the Company’s Subsidiaries is a corporation or other form of entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing or its equivalent) under the Laws of the jurisdiction of its incorporation or organization with all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, except in the case where the failure to be in good standing or to have any such power and authority would not reasonably be expected to have any Material Adverse Effect. Each of the Company and its Subsidiaries is qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing or its equivalent) in every jurisdiction in which its ownership of property or the conduct of business as is conducted requires it to qualify, except where the failure to be so qualified would not constitute a Material Adverse Effect. True, correct and complete copies of the organizational documents of each of the Company and its Subsidiaries have been provided to Purchaser.

3.02Capitalization of the Company.  The authorized capital stock of the Company consists of 20,000 shares of Class A Common Stock, par value $0.01 per share, of which 100 shares are issued and outstanding, and 200,000 shares of Class B Common Stock, par value $0.01 per share, of which no shares are issued or outstanding. The issued and outstanding shares of the Company (i) have been duly authorized and validly issued and are fully paid and non-assessable and (ii) were issued in compliance with  all applicable U.S. federal and state securities Laws.  Seller is, as of the date of this Agreement, and shall be on the Closing Date, the record and beneficial owner of all Company Shares, free and clear of all Liens.  Seller has the power, authority and legal capacity to sell, assign, transfer, convey and deliver the Company Shares as provided in this Agreement, and such sale, assignment, transfer, conveyance and delivery by Seller at the Closing will transfer to Purchaser good and marketable title to the Company Shares, free and clear of any Liens (other than Liens that will be released at the Closing in accordance with this Agreement, restrictions on transferability generally imposed on securities under U.S. federal, state or foreign securities Laws and Liens created by Purchaser). Seller is not party to any contract or other arrangement (whether written or oral) with respect to the Company Shares other than this Agreement, and there are  no other securities outstanding that are convertible into, exchangeable for, or carrying the right to acquire equity securities (or securities convertible into or exchangeable for equity securities) of the Company, or bonds, debentures, convertible notes, subscriptions, warrants, options, “appreciation rights”, performance units, contingent value rights, “phantom” stock rights, calls, convertible securities, registration or other rights or other arrangements or commitments obligating the Company to issue, transfer or dispose of any of its equity securities or any ownership interest therein and there are no pre‑emptive rights in respect of the equity securities of the Company.  There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire, or to register under the Securities Act, any equity securities of the Company. No dividends or similar distributions have accrued or been declared but are unpaid on any securities of the Company, and the Company is not subject to any obligation (contingent or otherwise) to pay any dividend or otherwise to make any distribution or payment to any current or former holder of any securities of the Company.

3.03Subsidiaries.

(a)Schedule 3.03 sets forth a list of each of the Company’s Subsidiaries.  For the purpose of this Agreement, “Subsidiary” means, in respect of any entity, any corporation, partnership, trust, limited liability company or other legal entity, whether incorporated or unincorporated, in which such entity owns, directly or indirectly, greater than fifty percent (50%) of the capital stock or other equity interests.  Except for the Subsidiaries listed on Schedule 3.03, the Company does not own, directly or indirectly, (i) any capital stock or any other equity interest in any corporation, partnership, trust, limited liability company or other legal entity, whether incorporated or unincorporated or (ii) any rights to acquire, any material capital stock or any other material securities, interests or investments in any other person other than investments that constitute Cash.

(b)The name, jurisdiction of incorporation, and authorized capital stock and issued and outstanding shares of each of the Company’s Subsidiaries is as set forth on Schedule 3.03.  Except as set forth on Schedule 3.03, the Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock or equity interests of each of its Subsidiaries (collectively, the “Subsidiary Shares”). The Subsidiary Shares (i) are duly authorized, validly issued, fully paid and non‑assessable and (ii) were issued in compliance with all applicable U.S. federal and state securities Laws.  Other than the Subsidiary Shares, there are no outstanding securities that are convertible into, exchangeable for, or carrying the right to acquire equity securities (or securities convertible into or exchangeable for equity securities) of any of its Subsidiaries, or bonds, debentures, convertible notes, subscriptions, warrants, options, appreciation rights, performance units, contingent value rights, “phantom” stock rights, calls, convertible securities, registration or other rights or other arrangements or commitments obligating any of the Subsidiaries of the Company to issue, transfer or dispose of any of its equity securities or any ownership interest therein.

(c)The Company has good and valid title to the Subsidiary Shares free and clear of any Liens (other than Liens that will be released at the Closing in accordance with this Agreement, restrictions on transferability generally imposed on securities under U.S. federal, state or foreign securities Laws and Liens created by Purchaser).

3.04Authorization.  Subject to receipt of the Required Seller Vote, Seller has all necessary corporate power and authority to execute, deliver and perform this Agreement and each other agreement, document or certificate contemplated by this Agreement and to be executed by Seller in connection with the consummation of the transactions contemplated by this Agreement (the “Seller Documents”).  The execution, delivery and performance of this Agreement and each Seller Document has, and the consummation by Seller of the transactions contemplated hereby and thereby have, been duly and validly authorized by all requisite corporate action, other than the Required Seller Vote, on the part of Seller, and no other corporate action on the part of Seller is necessary to authorize the execution, delivery or performance of this Agreement, the Seller Documents or the transactions contemplated hereby and thereby.  This Agreement has been, and each of the Seller Documents has been or will be, as the case may be, duly executed and delivered by Seller and, assuming this Agreement or such other Seller Documents constitute or will constitute a legal, valid and binding obligation of Purchaser, constitutes or will constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).  For purposes of this Agreement, “Required Seller Vote” means the vote of the holders of a majority of the outstanding stock of Seller entitled to vote at the Seller Stockholder Meeting in favor of the Transaction.

3.05No Conflicts.

(a)Except as set forth on Schedule 3.05, and assuming the receipt of all consents, approvals, authorizations and exemptions and the making of all filings set forth in Section 3.06 and Schedule 3.06, if any, neither the execution, delivery or, subject to the receipt of the Required Seller Vote, performance of this Agreement or the Seller Documents by Seller or the Company, nor the consummation by Seller or the Company of the transactions contemplated hereby or thereby, nor compliance by Seller or the Company with the terms and provisions hereof or thereof, will: (i) conflict with any of the organizational documents of Seller, the Company or any of the Company’s Subsidiaries; (ii) result in the breach or termination of, or constitute a default (or with notice or lapse of time or both, constitute a default) under or result (with or without notice or lapse of time, or both) in the termination or suspension of, or accelerate the performance required by the terms, conditions or provisions of, any note, bond, mortgage, indenture, license, lease, agreement, commitment or other instrument, in each case, whether written or oral, to which the Company or any of the Company’s Subsidiaries is a party or by which any of the foregoing is bound or to which any of their respective properties or assets are subject; (iii) constitute a violation by Seller, the Company or any of the Company’s Subsidiaries of any statute, law, rule, regulation, ordinance or Order (collectively, “Laws”) applicable to any of the foregoing; or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries; except in the case of clauses (ii) and (iv), for such conflicts, violations, defaults, breaches, terminations, suspensions or acceleration of performance and Liens which would not, individually or in the aggregate, reasonably be expected to (x) be material to the Company and its Subsidiaries, taken as a whole or (y) prevent, delay or impair the ability of Seller to perform its obligations under this Agreement in all material respects.

(b)The Seller Board has, at a meeting duly called and held, unanimously (i) resolved that the entry into this Agreement, the consummation of the Transaction and the other transactions contemplated by this Agreement are advisable, fair, expedient and in the best interests of Seller, (ii) approved and adopted this Agreement and the consummation by Seller and its Subsidiaries of the Transaction, and the other transactions contemplated by this Agreement, on the terms and subject to the conditions set forth in this Agreement, subject to the Required Seller Vote, (iii) recommended that the Transaction be approved by Seller’s stockholders at the Seller Stockholder Meeting and (iv) directed that the Transaction be submitted to Seller’s stockholders for approval.

3.06No Consents.  Except as set forth on Schedule 3.06, and assuming the accuracy of Purchaser’s representations in Article IV, no  consent, approval or authorization of, or filing with, or exemption by, any Governmental Authority is required in connection with the execution, delivery or performance by Seller of this Agreement or the Seller Documents, excluding (i) compliance with the applicable requirements of the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (ii) any other consent, approval, authorization, exemption or filing, if any, which Purchaser is required to obtain or make or which may be required to be obtained or made by Seller as a result of the regulatory status of Purchaser or (iii) any consent, declaration, permit, registration, approval, authorization, exemption or filing which, if not obtained or made, would not reasonably be expected to (x) be material to the Company and its Subsidiaries, taken as a whole, or (y) prevent, delay or impair the ability of Seller to perform its obligations under this Agreement in all material respects.

3.07Compliance with Laws.

(a)The Company and its Subsidiaries hold all permits, licenses, authorizations, memberships, consents, certificates, registrations, qualifications, variances, exemptions, orders, franchises, approvals or other rights and privileges of any Governmental Authority necessary to conduct each of their respective businesses as presently conducted (collectively, the “Permits”), except where the failure to so hold has not had, and would not reasonably be expected to have, a Material Adverse Effect. The Company and each of its Subsidiaries are, and have been since January 1, 2017, in compliance in all material respects with applicable Laws and the terms of the Permits.

(b)“Material Adverse Effect” means any change, circumstance, condition, event, fact, development, effect or occurrence that individually or in the aggregate with all other changes, circumstances, conditions, events, facts, developments, effects or occurrences (A) has had, or would reasonably be expected to have, a material adverse effect on the assets (including intangible assets), liabilities (including contingent liabilities), business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect resulting from (i) changes in general economic, financial market or geopolitical conditions, (ii) general changes or developments in any of the industries in which the Company or its Subsidiaries operate, (iii) the announcement of this Agreement and the transactions contemplated hereby and/or the identity of Purchaser, including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries, in each case, solely to the extent directly attributable to the announcement of this Agreement and/or the identity of Purchaser, (iv) changes after the date hereof in any applicable Laws or applicable accounting regulations or principles or authoritative interpretations thereof, (v) global, national, or regional political conditions, including any outbreak or escalation of hostilities or war (whether or not declared), sabotage, military actions or any act of terrorism or any earthquakes, floods, natural disasters or other acts of nature, (vi) any change in the cost or availability or other terms of any financing necessary for Purchaser to consummate the transactions contemplated hereby, (vii) widespread health conditions, including any epidemic, pandemic or disease outbreak (including outbreaks relating to COVID-19), including, in each case, any worsening thereof, or (viii) any failure by the Company or its Subsidiaries to meet internal or published projections, budgets, plans or forecasts of revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from this definition of “Material Adverse Effect” may be taken into account in determining whether there has been a Material Adverse Effect), unless, in the cases of clauses (i), (ii), (iv), (v) or (vii) above, such changes would reasonably be expected to have a materially disproportionate adverse impact on the assets (including intangible assets), liabilities (including contingent liabilities), business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, relative to other affected participants in the industries in which the Company and its Subsidiaries conduct business; or (B) would reasonably be expected to prevent or materially impair or delay Seller or the Company from consummating the Transaction or the other transactions contemplated by this Agreement.

(c)Neither the Company or its Subsidiaries, nor any of their directors, officers, employees, agents or other representatives (in each case, when acting on behalf of the Company or its Subsidiaries), has: (i) violated, been charged with or convicted of violating, or received any notice, request, or citation, or been made aware of any allegation, investigation (formal or informal), inquiry, action, charge, or proceeding with regard to a potential violation of, the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, as amended, any other applicable U.S. or non-U.S. laws relating to fraud, conflicts of interest, bribery, gratuities, or corruption (including mail or wire fraud, honest services fraud, or commercial bribery), or any rules or regulations promulgated thereunder (collectively, the “Anti-Corruption Laws”); (ii) directly or indirectly, offered, paid, promised, or authorized, any money, gift, or other thing of value, regardless of form, (A) corruptly, to any foreign official (as such term is defined in the FCPA), or to any person while knowing or having reason to know that such person had or would offer, pay, promise, or authorize, any money, gift, or other thing of value to any foreign official (as such term is defined in the FCPA), or (B) to any customer or employee or agent of any business counterparty to induce or reward the improper performance of the recipient’s function or the breach of a duty owed by the recipient to his or her employer or principal; or (iii) engaged in any scheme to defraud, including a scheme to deprive another of money, property, or honest services.  The Company has in place internal controls sufficient to provide reasonable assurances that it and its Subsidiaries are in compliance with all applicable Anti-Corruption Laws.

(d)Seller, the Company, its Subsidiaries, and, to the Knowledge of Seller, all managers, officers or employees of the Company or its Subsidiaries, are not a person that is (i) currently the subject or target of any sanctions, (ii) included on OFAC’s List of Specially Designated Nationals and Blocked Persons or any similar Sanctions-related list enforced by any Governmental Authority, (iii) located, organized or resident in a Designated Jurisdiction or (iv) owned or controlled by any person specified in sub clauses (ii) or (iii) above.

(e)Seller, the Company and its Subsidiaries (i) have not been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other Law governing such activities (collectively, “Anti-Money Laundering Laws”), or any Sanctions, (ii) to the Knowledge of Seller, are not under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or Sanctions, (iii) have not been assessed civil penalties under any Anti-Money Laundering Laws or any Sanctions, (iv) have not had any of their funds seized or forfeited in a legal Action under any Anti-Money Laundering Laws, and (v) have not filed any voluntary disclosures with any Governmental Authority regarding possible violations of Sanctions.  Seller, the Company and its Subsidiaries do not have (A) any investment in or engage in any dealing or transaction with any person in violation of any applicable Sanctions or (B) engage in any activity that could cause the Company or its Subsidiaries to become subject to Sanctions.

(f)The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Export/Import Laws. Neither the Company nor any of its Subsidiaries (i) has been found in violation of, charged with, or convicted of, any Export/Import Laws, (ii) is under investigation by any Governmental Authority for possible violation of any Export/Import Law, (iii) has been assessed civil penalties under any Export/Import Laws, or (iv) filed any voluntary disclosures with any Governmental Authority regarding possible violations of any Export/Import Laws.

(g)“Designated Jurisdiction” means any country or territory that is subject of compressive sanctions, administered by any Governmental Authority.

(h)“Export/Import Laws” means any laws, regulations, orders, and authorizations issued by a Governmental Authority applicable to the export or import of goods, technology or software, including without limitation the U.S. Export Administration Regulations (EAR) (15 CFR 768-799); the U.S. Arms Export Control Act (22 USC 2751- 2779), the International Traffic in Arms Regulations (ITAR) (22 CFR 120-130); the Regulations of the Bureau of Alcohol, Tobacco, and Firearms (ATF) (27 CFR 447-555); the Homeland Security Act of 2002 and the U.S. Customs Regulations (19 CFR 1-199).

(i)“Sanction(s)” means any sanction administered or enforced by the United States Government, including without limitation the Department of the Treasury’s Office of

Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury (HMT) or other relevant Governmental Authority.

3.08Litigation.  Schedule 3.08 sets forth all actions, suits, investigations, claims, demands or proceedings (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened, which involve the Company or any of its Subsidiaries, any of their assets or properties or any of their directors, officers or employees (in their capacities as such with respect to the Company), before any court or before any Governmental Authority. There are no material outstanding Orders by which the Company or its Subsidiaries or any of their respective assets are bound or subject.

3.09Consolidated Financial Statements.

(a)Attached hereto as Schedule 3.09(a)(i) are the unaudited consolidated balance sheets and statements of income of the Company as of September 30, 2019 and September 30, 2020, and the related consolidated statements of operations and consolidated statements of income and cash flows of the Company for the fiscal years then ended (the “Historical Financial Statements”).  In addition, attached hereto as Schedule 3.09(a)(ii) are the unaudited consolidated Company balance sheet as of September 30, 2021 (the “Balance Sheet Date”), and the related consolidated statements of operations and consolidated statements of income and cash flows of the Company for the fiscal year then ended (the “Most Recent Financial Statements”). The Historical Financial Statements and Most Recent Financial Statements are hereinafter collectively referred to as the “Company Financial Statements.”

(b)In each case, the Company Financial Statements (i) have been based upon the information contained in the Company’s and its Subsidiaries’ books and records, (ii) have been prepared in accordance with GAAP, except for the absence of full footnote disclosures and schedules, and (iii) are true, complete and accurate in all material respects and present fairly in all material respects, as of their respective dates and for the periods set forth therein, the consolidated financial position, results of operations or cash flows, as the case may be, of the Company and its Subsidiaries. The Company Financial Statements are consistent in all material aspects with the books and records of the Company and its Subsidiaries.

(c)The minute books and stock record books of the Company, have been fully kept in true, proper and complete order in all material respects in accordance with applicable legal and accounting requirements.  At the Closing, all of such books and records will be in the possession of the Company.

(d)Seller and the Company have established and maintained systems of internal controls over financial reporting with respect to their businesses that are designed and are sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, which include policies and procedures to ensure that  (i) transactions are recorded as necessary to permit the preparation of consolidated financial statements in accordance with GAAP and to maintain accountability of assets and (ii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) utilized by Seller and the Company are reasonably designed to ensure that material information required to be disclosed by Seller and the Company in the reports that Seller files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company as appropriate to allow timely decisions regarding required disclosure.  To Knowledge of Seller, there is not (A) any significant deficiency or material weakness in the internal accounting controls utilized by any of the Company or its Subsidiaries, (B) any fraud that involves management or any other current or former employee, consultant, contractor or manager of the Company or its Subsidiaries who has a role in the preparation of financial statements or the internal accounting controls utilized thereby, or (C) any claim or allegation regarding any of the foregoing.

(e)All accounts receivable of the Company and its Subsidiaries that are reflected on the Company Financial Statements represent, and the accounts receivable of the Company and its Subsidiaries on the Closing Date will represent, valid obligations arising from sales actually made or services actually performed in the ordinary course of their business. The accounts receivable, including reserves with respect thereto, set forth in the Company Financial Statements, have been calculated in accordance with GAAP and were determined on a basis consistent with the Company’s historical methods and past practices in establishing such reserves. There are no material disputes with respect to any of the accounts receivable reflected on the Company Financial Statements that have not been reserved for on the Company Financial Statements.

3.10Undisclosed Liabilities.  Except for the liabilities (a) specifically set forth on, reflected in or reserved against on the Most Recent Financial Statements in accordance with GAAP, (b) set forth on Schedule 3.10, or (c)  incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, neither the Company nor any of its Subsidiaries is subject to any direct or indirect indebtedness, obligation, liability, claim, suit, judgment, demand, loss, damages, deficiency, cost, expense, fee, fine, penalty or responsibility of any nature, whether known or unknown, asserted or non-asserted, liquidated or unliquidated, absolute, accrued, contingent, determined, determinable, or otherwise and whether due or to become due, other than liabilities that, individually or in the aggregate, would not reasonably be expected to exceed $100,000.00.

3.11Intellectual Property.

(a)“Intellectual Property” means all rights in any of the following in all jurisdictions throughout the world: (i) trademarks and service marks, trade dress, Internet domain name registrations and social media accounts, trade names and other indicia of origin, including all applications and registrations and the goodwill associated with any of the foregoing (“Trademarks”); (ii) copyrights, rights in designs, rights in software, mask works, rights in published and unpublished works of authorship, and all moral rights related thereto, including all applications and registrations related to the foregoing; (iii) trade secrets, rights in know-how, concepts, formulas, and other confidential information, including models, methodologies, research, studies, algorithms, ideas, blueprints, technologies, proprietary data, specifications, rules, procedures, processes, customer and supplier lists, and databases; (iv) inventions, technology, discoveries, innovations, improvements, patents and patent applications (including revisions, supplementary protection, continuations, divisional, continuations-in-part, renewal applications, and including renewals, extensions re-examinations and re-issues); (v) all other intellectual property of any kind or nature; and (vi) all registrations and applications and renewals for any of the foregoing.

(b)Schedule 3.11(b) sets forth a complete and correct list as of the date hereof of all Registered Owned Intellectual Property.  All Registered Owned Intellectual Property is valid, subsisting, enforceable and has not been abandoned.  The Registered Owned Intellectual Property is solely and exclusively owned by the Company free and clear of all Liens except for Permitted Exceptions.

(c)(i) The operations of the Company and its Subsidiaries, and the products and services offered by the Company and its Subsidiaries, do not infringe, misappropriate or otherwise violate, and have not, since January 1, 2017, infringed, misappropriated, or otherwise violated, in any material respect the Intellectual Property of any third party; and (ii) neither the Company nor any of its Subsidiaries is a party to any pending Action, and to the Knowledge of Seller, no Action is currently threatened in writing against any of them, regarding the matters described in the preceding clause (i) or that challenges the validity, enforceability or ownership of any Owned Intellectual Property (provided that any Action that has been initiated but with respect to which process or other comparable notice has not been served on or delivered to the Company or its Subsidiaries shall be deemed to be “threatened” rather than “pending”).

(d)Schedule 3.11(d) sets forth a complete and correct list, as of the date hereof, of all agreements to which the Company is a party, pursuant to which (i) the Company permits any person to use any of the Owned Intellectual Property (other than non-exclusive licenses to customers and service providers granted in the ordinary course of business) or (ii) any person permits the Company to use any Intellectual Property not owned by the Company (other than off-the-shelf, shrink-wrap, click-wrap, or other nonexclusive object code licenses on standard non-negotiable terms and conditions for generally commercially available software and Open Source Code agreements), in each case of (i) and (ii), excluding (x) works for hire, confidentiality agreements and invention assignment agreements with employees and contractors and (y) non-exclusive licenses to Intellectual Property for which the primary purpose of the underlying agreement is not the provision of such Intellectual Property (each, an “IP License”).

(e)Schedule 3.11(e) sets forth all material computer software programs owned by the Company (“Proprietary Software”). The Company exclusively owns all right, title and interest in the Proprietary Software free and clear of all Liens except Permitted Exceptions.  The Proprietary Software complies in all material respects with any outstanding and applicable warranty or contractual commitment of the Company relating to the use, functionality, or performance of such Proprietary Software, and there are no pending or, to the Knowledge of Seller, threatened Actions alleging any such failure. The Proprietary Software does not contain any computer code or any other mechanisms that are designed or intended in any material respect to (i) disrupt, disable, erase, or harm in any way such Proprietary Software’s operation, or cause the Proprietary Software to damage or corrupt any data, hardware, storage media, programs, equipment, or communications or (ii) permit any person to access any Proprietary Software without authorization.

(f)The Company has taken commercially reasonable measures designed to protect the confidentiality of the trade secrets and other confidential information it owns.  To the Knowledge of Seller, no such trade secret or confidential know-how that is owned by the Company has been disclosed by the Company or for which the Company owes a duty of confidentiality to any third party has been disclosed by the Company in violation of such duty, in each case, other than pursuant to a non-disclosure agreement or similar instrument.

(g)Each current and former employee, officer, director, consultant, contractor or subcontractor of the Company who has been involved in creating or developing any material Intellectual Property for the Company has either entered into a written assignment agreement with the Company containing an irrevocable assignment of such Intellectual Property to the Company (including, to the extent applicable, a waiver of all rights that are not assignable) or has transferred all rights to such Intellectual Property to the Company by operation of law. No current or former employee, officer, director, consultant, contractor or subcontractor of the Company has been provided, granted or authorized to retain by the Company any material right, title, or interest in or to any Intellectual Property created by such person for the Company.  To the Knowledge of Seller, no current or former employee, officer, director, consultant, contractor, or subcontractor of the Company has misappropriated any trade secrets or made unauthorized use of other confidential information of any third party in the course of the performance of his or her duties for the Company.

(h)The Company has not distributed any Open Source Code in connection with any material Proprietary Software in a manner that would, pursuant to the terms of the relevant Open Source Code agreement: (i) require the Company to distribute or disclose any Proprietary Software (including any related Owned Intellectual Property) in source code form; (ii) require the Company to distribute or make available any Proprietary Software (including any related Owned Intellectual Property) without charge or at a reduced charge; (iii) require that users have the right to decompile, disassemble or otherwise reverse engineer any material Proprietary Software; except, in each of the foregoing cases, other than with respect to the Open Source Code itself; or (iv) otherwise impose any material limitation, restriction, waiver of rights or condition on the right or ability of the Company to use or distribute any Owned Intellectual Property as presently conducted.  “Open Source Code” means (a) any software or program that is licensed or distributed pursuant to any open source, community source, freeware, shareware or public license or distribution model, or (b) any software that requires as a condition of use, modification, and/or distribution of such software that such software or other software incorporated into, derived from, or distributed with such software (x) be disclosed or distributed in source code form, (y) be licensed for the purpose of making derivative works or (z) be redistributed at no or minimal charge, including without limitation any software or program licensed or distributed under any of the following licenses or distribution models: GNU General Public License (GPL) or Lesser/Library GPL (LGPL), BSD License, Apache License, Artistic License (for example, PERL), the Sun Community Source License (SCSL), the Sun Industry Source License (SISL) and other licenses listed at www.opensource.org.

(i)The Proprietary Software, hardware, firmware, networks, data, databases, interfaces and related computer systems used by the Company (collectively, “Computer Systems”) are sufficient in all material respects for the Company’s current needs in the operation of the business of the Company as presently conducted, except for additional internal development in the ordinary course of business and/or the acquiring of generally available off-the-shelf products, and in the past twenty-four (24) months, there have been no failures, crashes, security breaches, or other adverse events affecting the Computer Systems which has caused material disruption to the business of the Company.  The Company provides for commercially reasonable back-up and recovery of material data and information in the operation of the Company’s business, including the source code for the Proprietary Software, and has implemented and maintains commercially reasonable disaster recovery plans, procedures and facilities.  The Company takes commercially reasonable steps to protect the integrity and security of the Computer Systems and the information stored therein, processed thereon or transmitted therefrom from misuse or unauthorized use, access, disclosure or modification by third parties, and, since January 1, 2017, to the Knowledge of Seller, there has been no such material misuse or unauthorized use, access, disclosure or modification.

(j)Except as set forth on Schedule 3.05, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby, and the compliance by the Seller or the Company with the provisions of this Agreement do not and will not, solely with respect to the Company or any of its Subsidiaries, conflict with or impair, any of the rights of the Company in or to any Owned Intellectual Property or IP License, except for any such conflicts or impairments which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.12Privacy and Data Security.

(a)In connection with the collection, storage, use and/or transfer (including, without limitation, any transfer across national borders) of any information that identifies, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular natural individual, or which constitutes “personal information,” “personal data” or “personally identifiable information” as defined in applicable laws (“Personal Data”) by the Company and its Subsidiaries, the Company and its Subsidiaries are  in compliance in all material respects with (i) all applicable laws pertaining to data protection, data privacy, data security, cybersecurity, cross-border data transfer, and general consumer protection laws as applied in the context of data privacy, data breach notification, electronic communication, telephone and text message communications, marketing by email or other channels (“Data Protection Laws”), (ii) all published, publicly posted and internal policies, procedures and notices relating to the Company’s collection, use, storage, disclosure, or cross-border transfer of Personal Data (“Privacy Policies”) and (iii) any contracts to which the Company is a party relating to the collection, access, use, storage, disclosure, transmission, or cross-border transfer of Personal Data (together with Data Protection Laws and Privacy Policies, “Data Protection Requirements”).

(b)The Company and its Subsidiaries maintain physical, technical, and administrative security measures and policies, compliant in all material respects with applicable Data Protection Requirements, designed to protect the confidentiality, integrity, security, and availability of the Company’s and its Subsidiaries’ software, systems, and websites, and any Personal Data in the Company’s and Subsidiaries’ possession or control.

(c)Since January 1, 2017, the Company and its Subsidiaries have not notified, or failed to notify, any individuals, other affected parties, law enforcement, or any Governmental

Authority of any failures, crashes, security breaches or incidents, unauthorized access, use, modification, or disclosure, or other adverse events or incidents, in each case, related to Personal Data or data systems that would have required notification of any such occurrence pursuant to applicable Data Protection Requirements.

(d)Since January 1, 2017, the Company and its Subsidiaries have not received any written subpoenas, demands, or other notices from any Governmental Authority investigating, inquiring into, or otherwise relating to any actual or potential violation of any Data Protection Law and, to the Knowledge of Seller, as of the date hereof, the Company and its Subsidiaries are not under investigation by any Governmental Authority for any actual or potential violation of any Data Protection Law.  As of the date hereof, no current written notice, complaint, claim, inquiry, audit, enforcement action, proceeding, or litigation of any kind has been served on, or, to the Knowledge of Seller, initiated against, Company, its Subsidiaries, or any of its officers, directors, or employees (in their capacity as such) by any private party or Governmental Authority, foreign or domestic, under any Data Protection Requirement.

3.13Contracts and Commitments.

(a)Schedule 3.13(a) sets forth a complete and accurate list of all Material Contracts (as hereinafter defined) as of the date hereof.  For purposes of this Agreement, “Material Contracts” means (i) all agreements (whether written or verbal) (other than purchase orders that do not materially amend the terms of such agreements on an ongoing basis) with the (1) largest sixteen (16) customers of the Company and its Subsidiaries, taken as a whole (by dollar volume of sales), during the years ended December 31, 2020 and December 31, 2021 (the “Major Customers”) and (2) the largest ten (10) suppliers of the Company and its Subsidiaries, taken as a whole (by dollar volume of purchases), during the years ended December 31, 2020 and December 31, 2021 (the “Major Suppliers”); (ii) all joint venture agreements, partnership agreements, strategic alliance or similar contract or any agreement involving a sharing of profits, revenues, losses, costs or liabilities with any person; (iii) any agreements granting to any person a right of first refusal, or similar right or option to purchase or acquire any assets or business of the Company or any of its Subsidiaries;  (iv) any agreements entered into by the Company or any of its Subsidiaries within three (3) years prior to the date hereof for the acquisition or disposition (whether by merger, sale of stock, sale of assets or otherwise) of any person, business or material assets that contain continuing payment obligations of the Company or any of its Subsidiaries; (v) any agreements executed with Affiliates, (vi) agreements executed with any Governmental Authority, (vii) collective bargaining agreements or agreements with any labor organization, union or association; (viii) bonus, pension, profit-sharing, retirement or other form of deferred compensation plan; (ix) any contract for the employment of any officer, individual employee or other person on a full-time or consulting basis providing (a) for base compensation in excess of $150,000, (b) a payment, benefit or accelerated vesting plan upon the execution of this Agreement or the transactions contemplated by this Agreement, or (c) for payment upon the severance of any officer, individual employee, or other person on a full-time, part-time, consulting or other basis;  (x) agreements which provide for, or relate to, the incurrence by the Company or any of its Subsidiaries of indebtedness for borrowed money, and Capital Leases of the Company or any of its Subsidiaries with respect to an aggregate amount greater than $250,000, (xi) all mortgages, pledges and guarantees of indebtedness of persons other than the Company or its Subsidiaries, (xii) all agreements that limit, or would reasonably be expected to limit,  the ability of the Company or any of its Subsidiaries to engage in any line of business or in any business in a geographic area, or to solicit, or solicit the business of, any person and/or to hire any person; (xiii) agreements that grant any person exclusivity rights or contain a “most favored nations” provision; (xiv) any contract that relates to the retention by the Company of any broker or other sales agent, distributor or representative or advertising or marketing entity or through which the Company or any of its Subsidiaries is appointed or authorized as a sales agent, distributor or representative, in each case, involving payments to any such person in excess to $50,000; and (xv) any IP Licenses.

(b)From the Balance Sheet Date through the date hereof, none of the Major Customers or the Major Suppliers  has given written notice or otherwise indicated in writing to the Company or its Subsidiaries that:  (i) it will or intends to terminate or not renew its contract with the Company or with any of its Subsidiaries  before such contract’s scheduled expiration date; (ii) it will otherwise terminate its relationship with the Company or with any of its Subsidiaries ; or (iii) it will or intends to materially reduce its purchases from or sales or provisions of services to the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is, or since the Balance Sheet Date has been, engaged in any material dispute or controversy with any Major Supplier or Major Customer with respect to the supply or the delivery of products or services to or by the Company or any such Subsidiary, as the case may be.  No Major Supplier or Major Customer is bankrupt or insolvent, or has threatened to enter bankruptcy, suffer the appointment of an administrator or receiver, or commence any similar process providing protection from creditors under the laws of its respective jurisdiction.

(c)None of the Company, any of its Subsidiaries or, to the Knowledge of Seller, any other party to the Material Contracts is in material default under any of the Material Contracts, nor, to the Knowledge of Seller, is there any basis for any claim of material default thereunder (whether with the lapse of time or the giving of notice or both).  All Material Contracts are in full force and effect and are legal, valid, binding and enforceable against the Company or its Subsidiaries that is, or are, a party thereto except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law) and, to the Knowledge of Seller, no other party is in material default under a Material Contract.

(d)Seller has heretofore delivered or made available to Purchaser true, complete and correct copies of all of the Material Contracts, together with all the amendments, modifications or supplements thereto.

3.14Employee Benefits.

(a)Schedule 3.14(a)(i) sets forth a true, complete and correct list of each Plan sponsored, maintained, contributed to, or required to be contributed to by Seller or any of its Affiliates or ERISA Affiliates (other than the Company or its Subsidiaries), each of which Plans shall be retained by Seller or any of its Affiliates or ERISA Affiliates following the Closing (each, a “Seller Plan”), and Schedule 3.14(a)(ii) sets forth a true, complete and correct list of the Plans that are sponsored, maintained, contributed to, or required to be contributed to by the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has contractual obligations (each such Plan, a “Company Plan”).  Seller has heretofore delivered or made available, or has caused the Company to deliver or make available, to Purchaser true, complete and correct copies of each Company Plan and certain related documents, including:  (i) each writing constituting a part of such Company Plan, including all amendments thereto; (ii) the three (3) most recent Annual Report (Form 5500 Series) and accompanying schedules, if any; (iii) the most recent determination letter from the U.S. Internal Revenue Service (“IRS”) (if applicable) regarding the tax-qualified status of such Company Plan; (iv) the current summary plan description; (v) all material written correspondence to or from any Governmental Authority during the past three (3) years; and (vi) the most recent written results of all required non-discrimination testing.  With respect to each Seller Plan, Seller has delivered or made available to Purchaser true, complete and correct copies of, as applicable, the most current summary plan description or other descriptive written materials.

(b)Each Plan has been established, administered and funded in accordance with its terms, and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws.

(c)There are no pending or, to the Knowledge of Seller, threatened claims and no pending or, to the Knowledge of Seller, threatened litigation, actions or claims against or with respect to any Company Plans, the assets of any of the trusts under such Company Plans or the plan sponsor or the plan administrator, or against any fiduciary of the Company Plans with respect to the operation of such plans, other than ordinary and usual claims for benefits by participants and beneficiaries. No Company Plan is presently under audit or examination (nor has written notice been received of a potential audit or examination) by any Governmental Authority.  All premiums due or payable with respect to insurance policies funding any Company Plan have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Company Financial Statements.

(d)None of the Plans is (i) subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), or (iii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA. Neither Seller nor any ERISA Affiliate has, during the past six (6) years, sponsored or contributed to or withdrawn from a multiemployer plan or has incurred any material liability to any multiemployer plan as a result of a complete or partial withdrawal (as those terms are defined in Part I of Subtitle E of Title IV or ERISA), and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to the Company or any of its Subsidiaries.  No event has occurred and no condition exists that would reasonably be expected to subject the Company or any of its Subsidiaries by reason of their affiliation with Seller or any ERISA Affiliate to any (i) Tax, penalty, fine, (ii) encumbrance, or (iii) other liability imposed by ERISA, the Code or other applicable Laws, in each case, in respect of any Seller Plan or any other employee benefit plan that is not a Company Plan.  None of the Plans provide retiree health or life insurance benefits except as may be required by Section 4980B of the Code and Section 601 of ERISA, any other applicable Law or at the expense of the participant or the participant’s beneficiary.

(e)With respect to each Plan that is intended to qualify under Section 401(a) of the Code, such plan, and its related trust, has received a determination letter (or opinion letters in the case of any prototype plans) from the IRS that it is so qualified and that its trust is exempt from tax under Section 501(a) of the Code, and nothing has occurred with respect to the operation of any such plan which could reasonably be expected to cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code.

(f)Each Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is in documentary compliance in all material respects with, and has been administered in all material respects in compliance with, Section 409A of the Code.

(g)Other than current or former employees of the Company and its Subsidiaries (or their covered dependents), no other individuals are eligible to participate in any Company Plan.

(h)Except as set forth on Schedule 3.14(h), neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will (either alone or in combination with another event) (i) entitle any current or former employee or officer (or other service provider) of the Company or any of its Subsidiaries to severance pay or benefits or any other payment from Seller, the Company or any of their Affiliates, or any increase in severance pay or benefits or any other payment from Seller, the Company or any of their Affiliates, (ii) increase any benefits otherwise payable under any Plan or (iii) accelerate the time of payment or vesting of, or result in any payment or funding (through a grantor trust or otherwise) of, any compensation or benefits due, or increase the amount payable or result in any other obligation to any current or former employee or officer (or other service provider) or with respect to any Plan.  No person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise taxes required by Section 4999 of the Code or any taxes required by Section 409A of the Code.

(i)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in combination with another event) would reasonably be expected to give rise to the payment by the Company or any of its Subsidiaries of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G and Section 4999 of the Code.

(j)No Plans are subject to the laws of any jurisdiction other than the United States or any political subdivision thereof.

(k)For purposes of this Agreement, “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, and any compensation or benefit plan, policy, program, arrangement or payroll practice, including each multiemployer plan within the meaning of Section 3(37) of ERISA, and each other employment, consulting, retention, profit-sharing, bonus, stock option, stock purchase, restricted stock and other equity or equity-based, incentive, deferred compensation, severance, termination, change in control, collective bargaining, employee loan, fringe benefit or other compensation or benefit plan, policy, program or arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, in each case, (i) that is sponsored, maintained, contributed or required to be contributed to by Seller or any of its Affiliates or ERISA Affiliates (including the Company and its Subsidiaries) and in which any current or former employee, officer, director, consultant, or other service provider of the Company or any of its Subsidiaries (or his or her covered dependents) participates or is eligible to participate, or (ii) under which the Company and its Subsidiaries has any current or potential liability.

3.15Absence of Certain Changes.

(a)Except as set forth on Schedule 3.15, between the Balance Sheet Date and the date hereof, neither the Company nor any of its Subsidiaries has, except in the ordinary course of business or as otherwise permitted hereunder, taken any action that would have required the consent of Purchaser pursuant to Section 5.01(b) if taken after the execution and delivery of this Agreement.

(b)Since the Balance Sheet Date, there has not been any change, event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect.

3.16Taxes.

(a)All income and other material Tax Returns required to be filed by or with respect to the Company and its Subsidiaries (including any such Tax Returns of Seller that include the Company or its Subsidiaries) on or before the date hereof have been timely filed (including pursuant to applicable extensions), and all such Tax Returns are true, correct, and complete in all material respects.  The Company and its Subsidiaries, as applicable, have timely paid in full, or have had timely paid in full on their behalf, all material Taxes (as defined below), whether or not shown on any Tax Return as due and payable, as of the date hereof.

(b)The unpaid Tax liabilities of the Company and its Subsidiaries do not exceed the amount of unpaid Tax liabilities accrued for on the Company Financial Statements through the Balance Sheet Date (disregarding any accrual for deferred Tax liabilities solely to account for timing differences) as adjusted to reflect operations of the Company and its Subsidiaries in the ordinary course of business consistent with past practice since the date thereof to and including the Closing Date.

(c)No claims or deficiencies for any Taxes due from the Company or any of its Subsidiaries (including any such Taxes of Seller that relate to the Company or any of its Subsidiaries) have been proposed or assessed in writing against the Company or any of its Subsidiaries, as applicable, that have not been resolved and paid in full.  There are no Tax audits or other proceedings pending or threatened in writing with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries.

(d)No claim has been made by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns asserting that the Company or any of its Subsidiaries, as applicable, is or may be subject to Taxes imposed by that jurisdiction.

(e)Neither the Company nor any of its Subsidiaries has:  (i) waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; (ii) applied for a ruling relating to Taxes of the Company or any of its Subsidiaries which will be binding on Purchaser or any of its Affiliates after the Closing Date; or (iii) made or entered into any written consent or agreement as to Taxes of the Company or any of its Subsidiaries with any taxing authority that will remain in effect following the Closing Date.

No power of attorney that is currently in force has been granted by the Company or any of its Subsidiaries to any person with respect to any material Tax matter.

(f)None of the Company or any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a distribution occurring during the past two (2) years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

(g)None of the Company or any of its Subsidiaries has been a member of any consolidated, combined, unitary, or affiliated Tax group (other than any such group of which Seller is the common parent), and none of the Company nor any of its Subsidiaries has any liability for Taxes of any person under Treasury Regulations Section 1.1502‑6 (or any similar provision of state, local or foreign Law), by operation of Law, as transferee, successor, by contract, or otherwise.

(h)None of the Company or any of its Subsidiaries has engaged in any “reportable transaction” as defined in Treasury Regulations Section 1.6011‑4(b) (or any similar provision of state, local or foreign Law).

(i)Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period or portion thereof that begins on the day after the Closing Date (a “Post‑Closing Tax Period”) as a result of:  (i) any change in (or improper use of) a method of accounting for a taxable period or portion thereof ending on or before the Closing Date (a “Pre‑Closing Tax Period”); (ii) any installment sale or open transaction disposition made on or prior to the Closing Date; (iii) any deferred revenue or prepaid amounts received on or prior to the Closing Date; (iv) any long‑term method of accounting; or (v) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 (or any similar provision of state, local, or non‑U.S. income Tax Law).

(j)Neither the Company nor any of its Subsidiaries is a party to any agreement or arrangement (whether written or unwritten, or express or implied) providing for the allocation or sharing of Taxes (other than (A) any such group of which Seller is the common parent or (B) any agreement the principal subject of which is not Taxes), including any terminated agreement as to which the Company or any of its Subsidiaries could have any continuing liabilities, and after the Closing Date, neither the Company nor any of its Subsidiaries will be bound by any agreement or arrangement (other than any agreement or arrangement the principal subject of which is not Taxes) providing for the allocation or sharing of Taxes entered into prior to the Closing or will have any unsatisfied liability thereunder for any amounts due in respect of periods prior to the Closing Date.

(k)There are no Liens for Taxes upon the assets of either the Company or its Subsidiaries, except for statutory Liens for Taxes not yet due and payable.

(l)All material Taxes required to be withheld, collected or deposited by or with respect to the Company and each of its Subsidiaries have been timely withheld, collected or deposited as the case may be, and to the extent required, have been timely paid to the relevant taxing authority.

(m)Neither the Company nor any of its Subsidiaries has an outstanding request for, nor have they received, any private letter ruling from the IRS or any comparable Tax ruling with respect to the Company or any of its Subsidiaries from any other taxing authority.  Neither the Company nor any of its Subsidiaries has entered into a closing agreement pursuant to Section 7121 of the Code (or any predecessor or similar provision of state, local, or non-U.S. Tax Law).

(n)Neither the Company nor any of its Subsidiaries are required to, or will not be required to, include in “subpart F income” any amounts determined pursuant to Section 965 of the Code, or to make any deferred payments with respect thereto in future taxable periods including pursuant to Section 965(h) of the Code.

(o)Neither the Company or any Subsidiary of the Company has taken any deferral of payroll Taxes, claimed any employee retention credit, or claimed any other Tax benefit  pursuant to any COVID-19 Laws.

(p)Definitions.  For purposes of this Agreement, the terms below shall have the following respective meanings:

(i)“Tax Return” means any return, report, information return or other document (including any related or supporting information) required to be filed with any taxing authority with respect to Taxes, including claims for refunds of Taxes and any amendments or supplements to any of the foregoing.

(ii)“Taxes” means (a) all taxes, charges, levies or other assessments imposed by any U.S. federal, state, local or foreign taxing authority, including, but not limited to income, excise, escheat, unclaimed property, sales, transfer, franchise, payroll, withholding, social security or other similar taxes, including any interest or penalties attributable thereto, and (b) any liability for the payment of any amounts of the type described in clause (a) of this definition as a result of the operation of law or any express or implied obligation to indemnify any other person.

3.17Environmental Matters.

(a)The Company and its Subsidiaries are, and for the last five (5) years have been, in compliance in all material respects with all Environmental Laws applicable to them.

(b)Neither the Company nor any of its Subsidiaries nor any other person has (x) placed, stored, buried, Released or exposed any person to any Materials of Environmental Concern on any currently owned or operated property or, to the to the Knowledge of Seller, any formerly owned or operated property, except for inventories of such substances to be used, and wastes generated therefrom, in the ordinary course (which inventories and wastes, if any, were and are stored or disposed of in compliance with applicable Environmental Laws and in a manner that would not result in liability under Environmental Laws) or (y) received any written notice or claim alleging that it has violated any Environmental Laws in any material respects or that it is liable to any person as a result of a Release of any Materials of Environmental Concern.

(c)Neither the Company nor any of its Subsidiaries is a party to any pending material Environmental Claims, or has knowledge of any threatened material Environmental Claims against the Company or any of its Subsidiaries, all past Environmental Claims have been finally and fully resolved, and, to the Knowledge of Seller, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, the Release, presence or disposal of any Materials of Environmental Concern, that could reasonably be expected to form the basis of any material Environmental Claim against the Company or any of its Subsidiaries.

(d)The Company and its Subsidiaries are not conducting any response action in connection with a Release of any Materials of Environmental Concern at any location, and neither the Company nor any of its Subsidiaries has transported or arranged for the treatment, storage, handling, disposal, or transportation of any Materials of Environmental Concern to any off-site location which has or could reasonably be expected to give rise to liability of the Company or any of its Subsidiaries under Environmental Law.

(e)There are no asbestos-containing materials, polychlorinated biphenyls or underground storage tanks at the Owned Real Properties or Leased Real Properties except as in compliance with Environmental Laws.

(f)The Company has provided to Purchaser complete and correct copies of all assessment reports, studies, audits, and other material information relating to Materials of Environmental Concern, Environmental Claims, or other environmental matters pertaining to the environmental condition of the properties or business of the Company or its Subsidiaries, or the compliance (or noncompliance) by the Company and any of its Subsidiaries with Environmental Laws, in the Company’s possession or control.

(g)Neither the Company nor any of its Subsidiaries is required by any Environmental Law or by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (i) to perform a site assessment for Materials of Environmental Concern, (ii) to remove or remediate Materials of Environmental Concern, (iii) to give notice to or receive approval from any Governmental Authority or other person or record any disclosure document or statement pertaining to environmental matters, or (iv) to alter, modify, renew, change or update any Permit required or necessary for the operations or business of the Company or its Subsidiaries under Environmental Law.

(h)Definitions.  For purposes of this Agreement, the terms below shall have the following respective meanings:

(i)“Environmental Claim” means any written claim, action, cause of action, suit, proceeding, order, demand or notice by any person alleging actual or potential liability (including actual or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees, or penalties) arising out of, based on or resulting from or relating to (a) the presence, Release of, or exposure to, any Materials of Environmental Concern, (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law, or (c) any other matters for which liability is imposed under Environmental Laws.

(ii)“Environmental Laws” means all Laws, common law, codes, or Permits related to (a) the protection of the natural environment, including natural resources, (b) the protection of worker health and safety as it pertains to exposure to Materials of Environmental Concern, (c) the manufacture, registration, distribution, formulation, packaging or labeling of Materials of Environmental Concern or products containing Materials of Environmental Concern, or (d) the handling, use, presence, generation, treatment, storage, disposal, or Release of or exposure to Materials of Environmental Concern.

(iii)“Materials of Environmental Concern” means any chemicals, materials, wastes or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “hazardous constituents,” “restricted hazardous materials,” “extremely hazardous substances,” “toxic substances,” “contaminants,” “pollutants,” or “toxic pollutants” under, or for which liability or standards of conduct may be imposed pursuant to, any Environmental Law, including petroleum or petroleum by-products, asbestos or asbestos-containing materials or products, greenhouse gases, per- and polyfluoroalkyl substances, polychlorinated biphenyls (PCBs) or materials containing same, lead or lead-based paints or materials, radon, mold in quantities or concentrations that may adversely affect human health or materially affect the value or utility of the building(s) in which it is present, or other substances that may have an adverse effect on human health or the environment.

(iv)“Release” means any actual or threatened release, including any spilling, leaking, migrating, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, placing, dispersing, discharge, disposal or disposing into the environment or into or out of any property of any Materials of Environmental Concern, including the movement of Materials of Environmental Concern through or in the ambient air, vapor, surface water, groundwater, surface or subsurface strata or property.

3.18Real Estate.

(a)The Company, or one or more of its Subsidiaries, has (i) good fee simple title to each of the Owned Real Properties (as defined below), subject to no Liens other than Permitted Exceptions, and (ii) has a valid leasehold interest in the Leased Real Property (as defined below), subject to no Liens other than Permitted Exceptions.  Neither the Company nor its Subsidiaries own, lease, sublease, license or otherwise occupy any real property other than the Owned Real Property and the Leased Real Property.

(b)The Company has provided Purchaser with a true, complete and correct copy of each lease (including all amendments and modifications thereto and any guaranties thereof) relating to Leased Real Property (the “Real Property Leases”). Each Real Property Lease is in full force and effect and is valid and enforceable in accordance with its terms, and there is no default under any such Real Property Lease by the Company or any of its Subsidiaries or, to the Knowledge of Seller, by any other party thereto (nor to the Knowledge of Seller is there any event or circumstance that with the giving of notice or the lapse of time or both would result in any such default). Neither the Company nor any of its Subsidiaries has leased, subleased, licensed or otherwise granted to any person the right to use or occupy any Owned Real Property or any Leased Real Property or any portion thereof.

(c)The Company has made available to Purchaser copies of (i) all title insurance policies (with backup documentation) currently insuring each Owned Real Property as of the date hereof, together with copies of the most recent surveys of same, (ii) each deed and/or other instrument (as recorded) by which the Company or its applicable Subsidiary acquired its fee interest in the applicable Owned Real Property, and (iii) any third-party environmental reports, zoning reports, property condition reports, or other similar reports relating to the Owned Real Property, in each case to the extent in the Company’s (or its Subsidiaries’) possession or control.

(d)Neither the Company nor any of its Subsidiaries has granted any outstanding right of first refusal, right of first offer, purchase option, or any other similar rights to purchase any Owned Real Property or any portion thereof.  There is no existing material breach or material default by the Company or any Subsidiary under any provision of any easement, restrictive covenant, or other instrument of record affecting any Owned Real Property, nor , to the Knowledge of Seller, is there any such material breach or material default by any other person (or any event or condition that would constitute such a material breach or material default after notice, lapse of time, or both). Neither the Company nor any Subsidiary has delivered, nor to the Knowledge of Seller, do there exist, any deeds, deeds of trust, mortgages or any other contracts adversely affecting the Company’s or the applicable Subsidiary’s (as the case may be) title to the Owned Real Property, except to the extent recorded in the applicable land records.

(e)The Owned Real Property is equipped with all utilities reasonably required to permit the Company and its Subsidiaries to operate and carry on their business as it is currently being conducted.

(f)There are no pending or, to the Knowledge of Seller, threatened, condemnation proceedings (or other similar proceedings in the nature of eminent domain) of any kind relating to any portion of the Owned Real Property.

(g)Neither the Company nor any of its Subsidiaries has received any written notice of, and to the Knowledge of Seller, there are no currently pending (A) public improvements or rezoning measures that would be reasonably likely to materially adversely affect the value or current use of any Owned Real Property, or (ii) special assessments that would be reasonably likely to materially adversely affect any Owned Real Property.

(h)Definitions.  For purposes of this Agreement, the terms below shall have the following respective meanings:

(i)“Leased Real Property” means all of the land and improvements thereon leased pursuant to the leases set forth on Schedule 3.18(h)(i), which Schedule contains a true and complete list of each Real Property Lease and the corresponding address of the applicable Leased Real Property.

(ii)“Lien” means any lien, pledge, judgment, mortgage, deed of trust, hypothecation, security interest, charge, adverse claim, easement, encroachment, servitude, license, covenant, condition, right of first offer, right of first refusal, preemptive right, option, restriction on transfer, proxy, voting trust, voting agreement, or other similar encumbrance or restrictions of any kind or nature whatsoever.

(iii)“Owned Real Property” means the land and improvements thereon owned by the Company or any of its Subsidiaries, and more particularly described on Schedule 3.18(h)(iii);

(iv)“Permitted Exceptions” means (A) statutory Liens securing payments not yet due and that are not, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (B) such imperfections or irregularities of title, easements, covenants and other restrictions or encumbrances as do not, individually or in the aggregate, materially affect the use of the properties or assets subject thereto or affected thereby (as such properties or assets are currently used) or otherwise materially impair business operations at such properties, as such business operations are currently conducted, (C) non‑exclusive licenses of Intellectual Property; (D) gaps in the chain of title for Intellectual Property evident from the public records of the governmental body maintaining the applications or registrations therefor, (E) Liens set forth in Schedule 3.18(h)(iv) and (F) Liens that will be released on, or prior to, the Closing Date (including, but not limited to, Liens imposed pursuant to the Credit Agreements).

3.19Labor Relations; Compliance.

(a)(i) Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining or other labor contract applicable to the employees of the Company or any of its Subsidiaries and, to the Knowledge of Seller, there are not any activities or proceedings of any labor union to organize any employees, (ii) since January 1, 2018, there has been, and there presently is, no unfair labor practice charge or complaint pending or, to the Knowledge of Seller, threatened against the Company or any of its Subsidiaries, and (iii) since January 1, 2018, there has been, and there presently is, no labor strike, slowdown, work stoppage, lockout or other labor controversy or dispute in effect or, to the Knowledge of Seller, threatened against the Company or any of its Subsidiaries.

(b)Each of the Company and its Subsidiaries is, and since January 1, 2018 has been, in compliance in all material respects with all applicable Laws relating to labor or employment, including all applicable Laws relating to the payment of wages, hours, overtime, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, immigration, plant closing, classification of employees and independent contractors, and payment of withholding or social security Taxes. Each of the Company and its Subsidiaries has met in all material respects all requirements required by Law or regulation relating to the employment of foreign citizens, and none of the Company and its Subsidiaries currently employs, or has ever employed, any person who was not permitted to work in the jurisdiction in which such person was employed.  There are no material labor or employment disputes involving the Company or its Subsidiaries currently subject to any grievance procedure, arbitration, litigation, investigation or other proceeding, and there are no pending or, to the Knowledge of Seller, any threatened filings of, unfair labor practice charges, complaints, certification petitions regarding representation of employees, or other labor or employment claims or charges at any Governmental Authority.  Each current service provider compensated as an independent contractor or consultant to the Company or any Subsidiary is and has been properly characterized as such based on the applicable standards under applicable Law.

(c)Since January 1, 2018, (i) each person or entity classified by the Company or its Subsidiaries as an independent contractor, consultant, volunteer, subcontractor, temporary employee, leased employee, or other contingent worker is properly classified under all applicable Laws; (ii) each employee of the Company or its Subsidiaries has been paid overtime wages as required by applicable Law; (iii) no individual has been improperly excluded from, or wrongly denied benefits under, any Plan; and (iv) to the Knowledge of Seller, neither the Company nor any Subsidiary of the Company employs or engages any volunteer workers, paid or unpaid interns or any other unpaid workers.

(d)The Company and its Subsidiaries have paid (i) all wages, fees, salaries, commissions, bonuses, or other direct compensation owed to its current or former directors, officers, employees, consultants or other service providers for any service performed by them, (ii)  amounts required to be reimbursed to such directors, officers, employees, consultants and other service providers and (iii) payments owed upon any termination of such person’s employment or service.

(e)Since January 1, 2018, none of the Company and its Subsidiaries has effectuated a “plant closing” or “mass layoff” (as defined in the United States Worker Adjustment and Retraining Notification Act, or any similar Law) or taken any other action that would trigger notice or liability under any state, local or foreign plant closing notice Law.

(f)To the Knowledge of Seller, in the last five (5) years, (i) there have been no allegations, legal proceedings or claims against any director or officer of the Company or any of its Subsidiaries with respect to allegations of sexual harassment or sexual misconduct involving another director, officer, employee or other service provider of or to the Company or any of its Subsidiaries and (ii) none of the Company and its Subsidiaries has entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct by any director, officer or employee of the Company or any of its Subsidiaries.

3.20No Brokers.  Neither the Company nor Seller has incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees or commissions in connection with the transactions contemplated hereby for which the Company or any of its Subsidiaries is liable.

3.21Affiliate Transactions.  Schedule 3.21 lists all agreements and transactions to which the Company or any of its Subsidiaries, on the one hand, and any Affiliate (other than the Company or its Subsidiaries), any Family Member of such Affiliate, any holder of more than five percent (5%) of the common stock of the Company (other than the Company or its Subsidiaries), or any officer or director of the Company, its Subsidiaries, Seller or any of their respective Affiliates, or any entity in which any such person has a direct or indirect material interest, on the other hand, are parties to, or involved in the making of any payment or transfer of assets of the Company or its Subsidiaries, either written or oral (each, an “Affiliate Agreement”), other than payment of compensation or benefits in the ordinary course of business or pursuant to any employee agreement, agreement entered into under any Plan or any agreement otherwise disclosed hereunder (and such agreements and transactions shall not be deemed to be Affiliate Agreements.  Except as set forth on Schedule 3.21, Seller has heretofore delivered or made available, or has caused the Company to deliver or make available, to Purchaser true, complete and correct copies of each Affiliate Agreement.  No Affiliate of the Company or any of its Subsidiaries (other than the Company or its Subsidiaries), stockholder of the Company or controlled Affiliate of such a stockholder, nor any of their respective officers, employees, directors or managers, owns any asset or property of the Company or any of its Subsidiaries.  “Affiliate” as used herein shall, as applied to any person, mean any other person directly or indirectly controlling, controlled by or under common control with such person. Except as set forth on Schedule 3.21, each Affiliate Agreement was entered into in the ordinary course of business and on an arm’s length basis on terms no less favorable than terms which would have been obtainable from a third party.  For purposes of this Agreement, “Family Member” means with respect to any natural person, (a) such person’s spouse; (b) the lineal ancestors, descendants, siblings (including any adoptive relationships and relationships through marriage) of such person or such person’s spouse or any other relative of such persons that shares such person’s home, (c) all of the trusts or beneficial interests of which are owned by any of such persons listed in sub clauses (a) and (b) and (d) any Affiliates of such persons listed in sub clauses (a) and (b).

3.22Title to Tangible Personal Property; Sufficiency of Assets.

(a)The Company has good, valid and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all tangible personal property purported to be owned, used or held for use in the business of the Company and/or its Subsidiaries, free and clear of any Liens other than Permitted Exceptions, reasonable wear and tear excepted.  Except as set forth on Schedule 3.22(a), such tangible personal property conforms in all material respects to all Laws, is usable in the ordinary course of business consistent with past practice and is suitable for the uses for which it is used to carry on the business of the Company and its Subsidiaries, as applicable, as conducted, and is structurally sound and in good operating condition and repair, reasonable wear and tear excepted. Since January 1, 2018, there has not been any significant interruption of operations of the business of the Company and its Subsidiaries due to inadequate maintenance of such tangible property.

(b)The assets (including intangible assets), properties, contracts, interests in properties and rights owned, leased , used or licensed by the Company and its Subsidiaries acquired by Purchaser as a matter of law as a result of Purchaser’s acquisition of the Company Shares (i) constitute all the assets (including intangible assets), properties, contracts, interests in properties and rights owned or licensable by the Company and its Subsidiaries and used, held for use or necessary to conduct the business of the Company and its Subsidiaries as of the date hereof as currently conducted and (ii) are sufficient for the continued conduct of the business of the Company and its Subsidiaries after the Closing in substantially the same manner as currently conducted.

3.23Bank Accounts; Letters of Credit; Powers of Attorney.  Schedule 3.23 lists (a) all bank accounts, lock boxes and safe deposit boxes relating to the Company (including (i) the name of the Company or its Subsidiary that is the holder of such account or box, (ii) the name of the bank or other institution where such account or box is located and (iii) the name of each authorized signatory thereto) and (b) all outstanding letters of credit issued by financial institutions for the account of Seller or its Subsidiaries with respect to the Company (setting forth, in each case, the relevant parties, amounts and terms with reasonable detail).

3.24Customer Warranties.  All products manufactured, sold or delivered by the Company or any of its Subsidiaries are and have been in conformity in all material respects with all applicable contractual commitments and all express and implied warranties. No products manufactured, sold or delivered by the Company or any of its Subsidiaries are subject to any guaranty, warranty or other indemnity beyond the applicable terms and conditions of such sale, other than any deviations from the applicable terms and conditions made in the ordinary course of business consistent with past practice.  There is no material claim, action, suit, investigation or proceeding pending against Seller, the Company or any of the Company’s Subsidiaries, or to the Knowledge of Seller, threatened, relating to alleged defects in the products or services provided by the Company or any of its Subsidiaries, or the failure of any such product or service to meet in all material respects agreed upon specifications and, to the Knowledge of Seller, there is no basis for any of the foregoing.

3.25Insurance.

(a)Schedule 3.25 lists each insurance policy maintained for, at the expense of, or for the benefit of the Company and/or its Subsidiaries on their properties, assets, products, business or personnel (the “Company Insurance Policies”), all of which are in full force and effect, and all premiums due to date thereunder have been paid in full.  None of Seller, the Company or any of the Company’s Affiliates is in material default with respect to any provision in any Company Insurance Policy or has failed to give any notice or to present any material claim under a Company Insurance Policy in due and timely fashion.

(b)Since January 1, 2018, there have been no material claims under any Company Insurance Policies.  None of Seller, the Company or any of the Company’s Subsidiaries has received any written notice of cancellation or nonrenewal, in whole or in part, in respect of any such policy.

3.26Inventory.

(c)The Inventory held by the Company or any of its Subsidiaries at any location consists of a quantity and quality usable and salable in the ordinary course of business consistent with past practice, is merchantable and fit for its intended use in all material respects, is in material compliance with all applicable Law and is in material conformity with any applicable product registrations and specifications, subject only to the reserve, if any, for Inventory write-down set forth on the Company Financial Statements.  Neither the Company nor any of its Subsidiaries holds any Inventory or materials on consignment or have title to any Inventory or materials in the possession of others.

(d)“Inventory” means all inventory of the Company and its Subsidiaries, including semi-finished and finished goods, raw materials, works in progress, component parts, samples, prototypes, displays, packaging, supplies, tooling and parts.

3.27Solvency.  Assuming (a) the conditions to the obligation of Seller to consummate the transactions contemplated by this Agreement have been satisfied or waived, and (b) the accuracy of representations and warranties of Purchaser in Article IV, then immediately following the Closing and after giving effect to all of the transactions contemplated by this

Agreement, including the payment of the aggregate consideration under this Agreement, any other repayment or refinancing of existing indebtedness contemplated in this Agreement or the payment of all related fees and expenses, Seller and its Subsidiaries will, on a consolidated basis, be Solvent as of the Closing Date and immediately after the consummation of the transactions contemplated hereby.

3.28No Fraudulent Conveyance.  The Transaction will not constitute a fraudulent conveyance (actual or constructive) under applicable Law.  Seller has received a written opinion from Lincoln International LLC to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the consideration to be received by Seller in the Transaction is fair, from a financial point of view, to Seller.  Such opinion has not been amended or rescinded as of the date of this Agreement.

3.29Proxy Statement.  The information supplied by Seller and the Company for inclusion in the Proxy Statement shall not, on the date(s) the Proxy Statement is first mailed to the stockholders of Seller and at the time of the Seller Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  No representation or warranty is made by Seller with respect to any information supplied or to be supplied by Purchaser or any of its Affiliates expressly for inclusion in the Proxy Statement.

3.25No Other Representations and Warranties.  Except for the representations and warranties contained in this Article III, or any certificate delivered by Seller pursuant to this Agreement, Purchaser acknowledges that none of Seller or any other person on behalf of Seller makes any other express or implied representation or warranty with respect to the Company or its Subsidiaries or with respect to any other information provided to Purchaser.  In furtherance of the foregoing, and not in limitation thereof, Purchaser specifically acknowledges and agrees that Seller is not making any, and has not made any, representation or warranty, express or implied, with respect to any financial projection or forecast delivered to Purchaser with respect to the performance of the Company or any of its Subsidiaries either before or after the Closing Date.  Purchaser specifically acknowledges and agrees that Seller is not making any, and has not made any, representations or warranties to Purchaser regarding the probable success or profitability of the Company or any of its Subsidiaries.

Article IV. Representations and Warranties of Purchaser

Purchaser represents and warrants to Seller, except as set forth on the disclosure schedules delivered by Purchaser to Seller on or prior to the date hereof, each section or subsection of which qualifies the correspondingly numbered representation or warranty if specified therein and any other such representation or warranty where its applicability to, relevance as an exception to, or disclosure for purposes of, such other representation or warranty is reasonably apparent on the face of such disclosure without reference to any documents referenced therein, as follows:

4.01Organization.  Purchaser is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the full corporate power and authority to enter into this Agreement and each other agreement, document or certificate contemplated by this Agreement and to be executed by Purchaser in connection with the consummation of the transactions contemplated by this Agreement (the “Purchaser Documents”).

4.02Authorization.  The execution, delivery and performance by Purchaser of this Agreement and the applicable Purchaser Documents has, and the consummation by Purchaser of the transactions contemplated hereby and thereby have, been duly and validity authorized by all necessary corporate and stockholder action of Purchaser, and no other corporate action on the part of Purchaser is necessary to authorize the execution, delivery or performance of this Agreement, the Purchaser Documents or the transactions contemplated hereby and thereby.  This Agreement has been, and each Purchaser Document has been or will be, as the case may be, duly executed and delivered by Purchaser, and, assuming this Agreement and each such document constitutes or will constitute a legal, valid and binding obligation of Seller, constitutes or will constitute a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.03No Conflicts.  Neither the execution, delivery or performance of this Agreement or the Purchaser Documents, nor the consummation by Purchaser of the other transactions contemplated hereby or thereby, nor compliance by Purchaser with the terms and provisions hereof or thereof will:  (i) conflict with the organizational documents of Purchaser; (ii) result in the breach or termination of, or constitute a default (or with notice or lapse of time or both, constitute a default) under or result in the termination or suspension of, or accelerate the performance required by any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, license, lease, agreement, commitment or other instrument to which Purchaser is a party or by which Purchaser is bound; or (iii) constitute a violation by Purchaser of any Law applicable to Purchaser; except, in the case of clause (ii) above, for such conflicts, defaults, breaches, terminations, suspensions or acceleration of performance which, taken as a whole, would not reasonably be expected to prevent or materially impair or delay Purchaser’s ability to consummate the transactions contemplated hereby.

4.04No Consents.  Assuming the accuracy of Seller’s representations in Article III, no consent, approval or authorization of, or filing with, or exemption by, any Governmental Authority is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the Purchaser Documents, excluding (a) the requirements of the HSR Act and (b) any other consent, approval, authorization, exemption or filing, if any, which Seller, the Company or any of the Company’s Subsidiaries is required to obtain or make or which, if not obtained or made, would not prevent or materially impair or delay Purchaser’s ability to consummate the transactions contemplated hereby.

4.05Litigation.  As of the date hereof, there are no Actions pending or, to the Knowledge of Purchaser, threatened before any court or Governmental Authority against Purchaser relating to the transactions contemplated hereby or which would reasonably be expected to prevent or materially impair or delay Purchaser’s ability to consummate the transactions contemplated hereby.

4.06No Brokers.  Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees or commissions in connection with the transactions contemplated hereby for which Seller could be liable.

4.07Financing.  Purchaser’s obligations hereunder are not subject to any conditions regarding Purchaser’s ability to obtain financing for the transactions contemplated by this Agreement.  On the Closing Date, Purchaser will have available cash or other sources of same-day funds that are sufficient to enable Purchaser to perform all of its obligations, including funding the Base Purchase Price at the Closing, any other payments to be made pursuant to Article I at and following the Closing and any other amounts payable by Purchaser (including fees and expenses) in connection with this Agreement or the Purchaser Documents as and when contemplated by this Agreement or the Purchaser Documents.

4.08Purchase for Investment.  Purchaser acknowledges that the Company Shares have not been registered under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”) or under any state securities laws.  Purchaser (a) is not an underwriter as such term is defined in the Securities Act, (b) is acquiring the Company Shares solely for investment with no present intention to distribute any of the Company Shares to any person and (c) will not sell or otherwise dispose of the Company Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.  Purchaser is able to bear the economic risk of holding the Company Shares for an indefinite period (including total loss of investment), and (either alone or together with its representatives) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment, provided that the foregoing shall not limit in any way the representations or warranties made by Seller in Article III.  Nothing contained in this Agreement shall be deemed to be a waiver for any claim for Fraud or Willful Breach.

4.09Solvency.  Assuming that (a) the conditions to the obligation of Purchaser to consummate the transactions contemplated by this Agreement have been satisfied or waived, (b) the accuracy of representations and warranties of Seller in Article III, and (c) any estimates, projections or forecasts prepared by the Company or its representatives and made available to Purchaser have been prepared on good faith based upon reasonable assumptions, then immediately following the Closing and after giving effect to all of the transactions contemplated by this Agreement, including the payment of the aggregate consideration under this Agreement, any other repayment or refinancing of existing indebtedness contemplated in this Agreement or the payment of all related fees and expenses, Purchaser and its Subsidiaries (including the Company) will, on a consolidated basis, be Solvent as of the Closing Date and immediately after the consummation of the transactions contemplated hereby.  For the purposes of this Agreement, the term “Solvent” when used with respect to either Purchaser or Seller and their respective Subsidiaries, means that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets of such party and its Subsidiaries, on a consolidated basis, will, as of such date, exceed (i) the value of all “liabilities of such party and its Subsidiaries, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable federal Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such party and its Subsidiaries on their existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such party and its Subsidiaries, on a consolidated basis, will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which they intend to engage, and (c) such party and its Subsidiaries will, on a consolidated basis, be able to pay their liabilities, including (based on a good faith reasonable estimate) contingent liabilities, as they mature.  For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which they intend to engage” and “able to pay their liabilities, including (based on a good faith reasonable estimate) contingent liabilities, as they mature” means that such party and its Subsidiaries will, on a consolidated basis, be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet their obligations as they become due.

4.10Proxy Statement.  The information supplied by Purchaser and its Affiliates expressly for inclusion in the Proxy Statement shall not, on the date(s) the Proxy Statement is first mailed to the stockholders of Seller and at the time of the Seller Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Purchaser or that is included in the applicable filings).  No representation or warranty is made by Purchaser with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied or to be supplied by Seller, the Company or any of their respective Affiliates.

4.11No Other Representations and Warranties.  Except for the representations and warranties contained in this Article IV or any certificate delivered by Purchaser pursuant to this Agreement, Seller acknowledges that neither Purchaser nor any other person on behalf of Purchaser makes any other express or implied representation or warranty with respect to Purchaser or with respect to any other information provided to Seller.

Article V. Further Agreements of the Parties.

5.01Conduct of Business.

(a)Except as may be otherwise contemplated by Schedule 5.01 or expressly set forth elsewhere in this Agreement or as required by Law or any agreements or arrangements disclosed on any Schedule or as Purchaser may otherwise consent to in writing (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof and prior to the Closing Date, Seller shall cause the Company and its Subsidiaries to (i) use reasonable best efforts to conduct their respective businesses in the ordinary course of business consistent with past practice (including maintaining working capital and cash management practices, collecting receivables and paying payables and maintaining inventories consistent with past practice) and in all material respects, in compliance with applicable Law, (ii) use commercially reasonable efforts to preserve and maintain their respective business organizations and goodwill in accordance with past practice, and to preserve and maintain, in all material respects, their present relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with them and maintain their assets, properties, machinery, rights, operations and equipment in accordance with past practice, good repair, as applicable, and operating condition (subject to normal wear and tear), (iii) use commercially reasonable efforts to keep available the services of their respective officers and key employees, (iv) prior to and as of the Closing, have sufficient Cash available to timely make any payments in respect of any uncleared checks and drafts written or issued by the Company and its Subsidiaries (“Minimum Cash Requirement”), and (v) pay, perform and discharge all liabilities and other obligations, including Taxes, in the ordinary course of business consistent with past practice; provided that it will not be a breach of the foregoing for Seller and its Affiliates to take, without Purchaser’s consent, any actions that Seller determines in good faith to be reasonably necessary in light of the then-current operating conditions and developments with respect to the Company and its Subsidiaries in response to COVID-19; provided, further, that prior to taking any such action in accordance with foregoing proviso, (x) Seller shall provide reasonable notice to Purchaser thereof in writing, and (y) to the extent such action would otherwise require the written consent of Purchaser pursuant to Section 5.01(b) subject to the proviso thereto, Purchaser’s prior written consent shall be obtained (such consent not to be unreasonably withheld, conditioned or delayed).  For the avoidance of doubt, there shall be no limitation on the Company or its Subsidiaries paying any cash dividend or making any distribution of Cash on or prior to the Measurement Time, subject to compliance with the Minimum Cash Requirement.

(b)Without limiting the generality of the foregoing, except as may be otherwise contemplated by Schedule 5.01 or expressly set forth elsewhere in this Agreement or as required by any Law or, with respect to Section 5.01(b)(xv) or Section 5.01(b)(xviii), any agreements or arrangements disclosed on any Schedule or as Purchaser may otherwise consent to in writing (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof and prior to the Closing Date, Seller shall not permit the Company or any of its Subsidiaries to:

(i)(A) split, combine, adjust or reclassify any of its capital stock or other equity interests or rights relating thereto, or issue any other securities in respect of, in lieu of or in substitution for shares of its capital stock or amend the terms of any of its securities, (B) directly or indirectly redeem, purchase, repurchase or otherwise acquire any of its equity securities or rights relating thereto with property or stock, (C) following the Measurement Time, declare, pay or set aside any cash dividend or make any cash distribution with respect to any of its equity securities or (D) declare, pay or set aside any non-cash dividend or make any non-cash distribution with respect to any of its equity securities;

(ii)authorize for issuance, issue, sell, pledge, encumber, grant, deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class, any other voting securities (including indebtedness having the right to vote), equity equivalents (including stock options and stock appreciation rights), phantom equity interests or any options, warrants, convertible securities or other rights of any kind to acquire shares, or amend in any respect any of the terms of any such securities or equity equivalents outstanding on the date hereof;

(iii)amend its certificate of incorporation or by‑laws or equivalent organizational documents;

(iv)sell, lease, transfer, mortgage, pledge, encumber, dispose of, create Liens (other than Permitted Exceptions) on, or exclusively license any assets that are material to the Company or its Subsidiaries (including the Owned Real Property), except (A) for the sale of finished goods in the ordinary course of business consistent with past practice, (B) pursuant to any Material Contract in effect on the date hereof, or (C) the sale of obsolete assets that are not material to the Company or its Subsidiaries;

(v)assign, transfer, sell, exclusively license, abandon or dedicate to the public, or otherwise dispose of any Owned Intellectual Property, except in the ordinary course of business consistent with past practice;

(vi)make any capital expenditures  (x) in excess of the aggregate amount of capital expenditures reflected on Schedule 5.01(b)(vi), (y) of more than $250,000 in excess of the amount reflected for any individual line item on Schedule 5.01(b)(vi), or (z) with respect to the package segment;

(vii)incur or assume any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of its Subsidiaries or guarantee (or become liable for) any indebtedness for borrowed money of others, other than, (A) under capital leases and letters of credit in the ordinary course of business consistent with past practice, and (B) between or among the Company and any of its Subsidiaries, (C) in connection with borrowings under (x) the Amended and Restated Financing Agreement, dated as of June 29, 2021, among Seller, Faneuil, Inc., the Company, each of Seller’s other Subsidiaries, the lending institutions from time to time party thereto, and PNC Bank, National Association, as Administrative Agent and Collateral Agent, and (y) the Financing Agreement, dated as of June 29, 2021, among Seller, Faneuil Inc., the Company, each of Seller’s other Subsidiaries, the lending institutions from time to time party thereto, and Blue Torch Finance, LLC, as Administrative Agent and Collateral Agent ((x) and (y) collectively, the “Credit Agreements”);

(viii)(A) forgive any loans made to any person (other than to the Company or any of its Subsidiaries) or (B) make any loans, advances or capital contributions, outside the ordinary course of business, in each case, other than to any of its Subsidiaries;

(ix)except as may otherwise be required by applicable Law or regulation, GAAP or the Financial Accounting Standards Board, (A) file a Tax Return inconsistent with past practice, (B) extend or waive any statute of limitations (other than as a result of obtaining an extension of time, in the ordinary course consistent with past practice, to file a Tax Return), (C) change any of the accounting principles or practices used by it in any material respect, (D) make, change or revoke any Tax election, change any material accounting period or Tax accounting method, (E) file any amended Tax Return, (F) settle or compromise any audit or other proceeding relating to Taxes, (G) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of foreign, state or local Law), (H) apply for or request any Tax ruling, or (I) surrender any right to claim a material Tax refund;

(x)except (A) to the extent required under the terms of the applicable Plan disclosed on Schedule 3.14(a)(i) and (ii) as in effect on the date hereof, or (B) as required by applicable Law:  (1) enter into, adopt, amend or terminate any Plan or adopt or establish any new arrangement that would (if it were in effect on the date hereof) constitute a Company Plan, (2) increase or accelerate the vesting or payment of the compensation or benefits payable or available to any current or former employee or individual service provider of the Company or any of its Subsidiaries, (3) grant or announce any increases in salaries, bonuses, severance, termination, retention or change-in-control pay, or other compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any current or former employees or individual service provider of the Company or any of its Subsidiaries (x) with an annual base salary or base fee in excess of $150,000 or (y) where the aggregate value of such increases is in excess of $600,000 per year, (4) terminate (other than for cause), promote or change the title of any employee or individual service provider of the Company or any of its Subsidiaries (retroactively or otherwise), or hire, engage or make an offer to hire or engage any new employee, officer, director, consultant or other service provider, in each case, with an annual base salary or base fee in excess of $150,000, (5) transfer the employment of (x) any employee of Seller or its Affiliates (other than the Company and its Subsidiaries) into the Company or its Subsidiary or (y) any employee of the Company or its Subsidiary into Seller or its Affiliates (other than the Company and its Subsidiaries), or (7) make any loan to any current or former employee or other individual service provider of the Company or any of its Subsidiaries (other than advancement of expenses in the ordinary course of business consistent with past practices);

(xi)enter (or commit to enter) into, amend, terminate or extend any collective bargaining agreement or agreement with a works council or other union (or enter into negotiations to do any of the foregoing);

(xii)dissolve, liquidate, recapitalize, acquire, or merge or consolidate with or into any other person or engage in any other material reorganization or restructuring;

(xiii)settle any pending or threatened litigation or other legal proceeding, other than a settlement involving payment of less than $100,000 (unless such settlement involved material monetary damages or material restrictions upon the operations of the Company or its Subsidiaries) in exchange for a complete release;

(xiv)materially amend or terminate or waive compliance with the terms of or breaches under, any Material Contract, or enter into a new contract or agreement or arrangement that would constitute a Material Contract or extend the term of any Material Contract, except, in the ordinary course of business, provided that no such new contract, or agreement or extension of a Material Contract, shall have a term that extends beyond December 31, 2022;

(xv)revalue any assets of the Company or any of its Subsidiaries (whether tangible or intangible), including writing off notes or accounts receivable, accelerate, settle, discount or compromise any accounts receivable or reverse any reserves with respect thereto, in each case, except (A) with respect to any intercompany receivables or payables which will be eliminated as described in Section 5.12 or (B) in the ordinary course of business consistent with past practice with respect to accounts receivable prior to the Measurement Time (provided that any such revaluation, writing off, acceleration, settlement, discount or compromise shall be reflected in the calculation of Working Capital);

(xvi)adopt, change or revoke the Company’s accounting policies or procedures, including with respect to reserves for excess or obsolete inventory, doubtful accounts or other reserves, depreciation or amortization policies or rates, billing and invoicing policies, or payment or collection policies or practices, except insofar as may have been required by GAAP;

(xvii)change the fiscal year end of the Company;

(xviii)subject to clause (xiv) above, propose or consent to any material change to the pricing of any products sold by the Company or any of its Subsidiaries, or offer any material discounts or rebates to any customers of the Company or any of its Subsidiaries, in each case, other than in the ordinary course of business consistent with past practice and provided that such pricing changes, discounts or rebates do not extend beyond December 31, 2022;

(xix)enter into a contract with, or involving the making of any payment or transfer of assets to, any Affiliate of Seller (other than the Company or its Subsidiaries);

(xx)(A) enter into any agreement or commitment for the purchase, acquisition, sale, lease, sublease, license, sublicense, occupancy, or other direct or indirect transfer of any real property or any interest therein, or (B) materially amend or modify, voluntarily terminate or rescind, exercise or decline any material option, or request or grant any material waiver under any Real Property Lease; or

(xxi)authorize, commit or agree to take any of the foregoing actions; provided, however, that Purchaser’s consent will not be required for Seller to take, or fail to take, any action set forth in any of the foregoing clauses (vii), (x), (xiv), (xvi), (xviii) (or (xxi) in respect of any such clauses) if Seller determines in good faith that such action or inaction is reasonably necessary in light of the then-current operating conditions and developments with respect to the Company or any of its Subsidiaries in response to COVID-19 and such action or inaction is (x) commercially reasonable and (y) (1) reasonably required to comply with COVID-19 Laws or implement COVID-19 Measures or (2) materially consistent with actions or inactions taken by other similarly situated companies in response to COVID-19; provided, further, that prior to any taking or failing to take such action in accordance with foregoing proviso, Seller shall provide reasonable notice to Purchaser thereof in writing.  For purposes of this Agreement, “COVID-19 Measures” shall mean any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester Laws by any Governmental Authority in connection with or in response to COVID-19.

5.02Access to the Company and its Subsidiaries; Preservation of Records; Confidentiality.

(a)Prior to the Closing Date, Purchaser shall be entitled, through its employees and representatives, upon reasonable prior notice, (i) to reasonable access during normal business hours to the Company’s and its Subsidiaries’ officers, employees, properties, offices, plants and other facilities and to all books and records, including financial statements, other financial data and monthly financial statements within the time such statements are customarily prepared, and, during such period, Seller shall (and shall cause the Company and its Subsidiaries to) furnish as promptly as practicable to Purchaser and its employees and representatives (including any financing sources and their representatives), consistent with its legal obligations, all other information concerning its business, properties and personnel as Purchaser may reasonably request, and (ii) to make such reasonable investigation, at reasonable times, of the assets, properties, liabilities, business and operations of the Company and its Subsidiaries as Purchaser may reasonably request, in each case, subject to restrictions imposed from time to time with respect to (A) attorney-client or other legal privilege, except to the extent access to such information would upon the advice of counsel not waive such privilege; (B) competitively sensitive information, which shall be provided only pursuant to “clean room” procedures approved by counsel to Seller and Purchaser, and (C) any applicable confidentiality obligation with any third party, provided that Seller shall use (and shall cause the Company and its Subsidiaries to use) their commercially reasonable efforts to obtain the consent of such third party to such access.  Any disclosure whatsoever during such investigation by Purchaser shall not constitute any enlargement or additional representations or warranties beyond those specifically set forth in this Agreement. All such information and access shall be subject to the terms and conditions of the Confidentiality Agreement, dated August 23, 2021, executed by Atlas Holdings LLC and Seller (the “Confidentiality Agreement”).  The Confidentiality Agreement shall terminate on the consummation of the Closing unless earlier terminated in accordance with the terms thereof.  In conducting any such investigation, neither Purchaser nor any of its agents or representatives shall (x) other than in the ordinary course of Purchaser’s business, contact or have any discussions with any of Seller’s, the Company’s or their respective Subsidiaries’ employees, agents, or representatives, unless in each case Purchaser obtains the prior written consent of Seller, (y) interfere with the business of the Company or any of its Subsidiaries or (z) perform any invasive procedure or investigation on the properties or facilities of the Company or its Subsidiaries, including any Phase II environmental site assessment or other sampling or intrusive investigation, without the prior consent of the Company (which consent may be withheld, conditioned or delayed in Seller’s sole discretion).  Seller shall, and shall cause the Company and its Subsidiaries to, reasonably cooperate with Purchaser in connection with Purchaser’s rights under this Section 5.02(a).

(b)Prior to the Closing, Seller or its Subsidiaries shall deliver to the Company or its Subsidiaries, as applicable, all of the books and records (or portions thereof) of the Company and its Subsidiaries, originals or copies of which are not in the Company’s or its Subsidiaries’ possession. Unless otherwise consented to in writing by Purchaser, Seller shall not, for a period of seven (7) years following the Closing Date, destroy, alter or otherwise dispose of any of its books and records, or any portions thereof, solely to the extent relating to the Company and its Subsidiaries for periods on or prior to the Closing Date and which are not included in the books and records delivered to Purchaser prior to the Closing without first giving at least thirty (30) days’ prior written notice to Purchaser and offering to (i) surrender to Purchaser such books and records (or portions thereof) or (ii) allow Purchaser to copy such books and records (or portions thereof) at Purchaser’s own expense. Purchaser shall, and shall cause the Company to, preserve and keep any such books and records (or portions thereof) held by them relating to the respective businesses of the Company and its Subsidiaries at or prior to the Closing for a period of seven (7) years from the Closing Date (or longer if required by applicable Law) and shall make such records (or copies) and reasonably appropriate personnel available, at reasonable times and upon reasonable advance notice, to Seller, as may be reasonably required by Seller in connection with any (i) financial reporting, Tax and accounting matters or (ii) insurance claims by, governmental investigations or litigation of, or compliance with requirements imposed by Law on, Seller or any of its Affiliates.  After such seven (7) year period referred to in the preceding two sentences, Purchaser or Seller shall provide at least thirty (30) days’ prior written notice to the other party of its intent to dispose of any such books and records (or portions thereof), and such other party shall be given the opportunity, at its cost and expense, to remove and retain all or any part of such books and records (or portions thereof) solely to the extent relating to the business of the Company and its Subsidiaries at or prior to the Closing as it may select; provided that Purchaser or Seller may dispose of any such books and records without providing any such written notice to the other party if the other party already has or had, directly or indirectly, possession of such books and records (or portions thereof) at or following the Closing.  Notwithstanding anything herein to the contrary, the maintenance of Tax Returns and books and records relating to Taxes or Tax Returns of the Company and its Subsidiaries shall be governed by Section 7.03(b).

(c)Seller recognizes that by reason of its ownership of the Company, Seller and its Subsidiaries (other than the Company) have acquired confidential information and trade secrets exclusively relating to the Company and its Subsidiaries (and not relating to the businesses of Seller’s other Subsidiaries) (the “Company Confidential Information”), the disclosure of which could cause Purchaser or its Subsidiaries (including the Company) substantial loss and damages that could not be readily calculated and for which no remedy at law would be adequate.  Accordingly, Seller covenants and agrees with Purchaser that neither Seller nor any of its Subsidiaries will at any time, except in performance of their respective obligations to Purchaser or with the prior written consent of Purchaser, directly or indirectly, disclose any Company Confidential Information that any such person may learn or has learned by reason of its ownership of the Company and the business of the Company and its Subsidiaries, unless (i) such information becomes known to the public generally through no fault of Seller or any of its Affiliates or any of their respective representatives, (ii) disclosure is required by applicable Law or contractual obligations requiring Seller or any of its Affiliates to file reports with the SEC, provided that Seller provides written notice thereof to Purchaser prior to any such disclosure to the extent reasonably practicable and not prohibited by applicable Law, or (iii) such information was not previously known to Seller or any of its Subsidiaries but becomes rightfully known to Seller or such Subsidiary after the Closing, without restriction, from a third-party source (other than Purchaser and its Affiliates) and without any breach of duty or obligation to the Company, Purchaser or their respective Subsidiaries.  The parties hereto agree that the covenant contained in this Section 5.02(c) imposes a reasonable restraint on Seller and its Subsidiaries and employees.

5.03Reasonable Best Efforts; Further Assurances.  Other than with respect to the matters set forth in Section 5.04, which shall be governed by Section 5.04 (and not by this Section 5.03), during the period commencing on the date of execution of this Agreement and continuing until the Closing Date, Purchaser and Seller shall use their respective reasonable best efforts to consummate the transactions contemplated hereby.  Purchaser and Seller shall execute such documents and other papers and take such further actions as the other party may reasonably request in order to carry out the provisions hereof and the transactions contemplated hereby.

5.04Regulatory and Other Authorizations.

(a)Subject to Section 5.04(c), each of Purchaser and Seller shall use its reasonable best efforts to (i) obtain all governmental authorizations of any Governmental Authority that is or may become necessary for its performance of its obligations pursuant to this Agreement and (ii) take all actions as may be requested by any such Governmental Authority to obtain such authorizations.  In furtherance and not in limitation of the foregoing, each applicable party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within eleven (11) days of the date hereof and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

(b)Purchaser, on the one hand, and Seller and the Company, on the other hand, shall, in connection with the efforts referenced in this Section 5.04 to obtain all requisite authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party reasonably informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U.S. or foreign Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case, regarding any of the transactions contemplated hereby; and (iii) permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences.  For purposes of this Agreement, “Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(c)Until the waiting periods (and any extension thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated, Purchaser shall not, and shall cause its controlled Affiliates not to, acquire or make any investment in any person that (A) manufactures, prints, distributes or markets book components or (B) prints or assembles books, but only to the extent the consummation of such acquisition or investment pursuant to this clause (B) would require the filing of a pre-merger notification form pursuant to the HSR Act, if in each case, such investment or acquisition would, or would reasonably be expected to, result in (i) a material delay in the satisfaction of any of the conditions set forth in Article VI or (ii) any of such conditions not being satisfied.  Notwithstanding anything to the contrary contained in this Agreement, or in the transactions contemplated hereby, neither Purchaser nor any of its Affiliates shall be required to (i) cease operating or divest (or hold separate) any of its businesses, product lines or assets, or to agree to ceasing operation or any divestiture of (or separately holding) the Company’s or any of its Subsidiaries’ businesses, product lines or assets, (ii) change the manner in which it conducts its business or (iii) otherwise terminate, amend or assign existing relationships and contractual rights and obligations, in order to obtain any consent, clearance or expiration or termination of any waiting period under any Antitrust Law.  In addition, if any Governmental Authority shall have issued an order, decree, ruling or injunction, or taken any other action related to Seller, the Company or any of its Subsidiaries, or Purchaser or

any of its Affiliates that would have the effect of restraining, enjoining or otherwise prohibiting or preventing the transactions contemplated by this Agreement, Purchaser and Seller shall cooperate in all respects with each other and use commercially reasonable efforts to have such order, decree, ruling or injunction or other action declared ineffective as soon as practicable.

(d)Without limiting the effect of the other provisions of this Section 5.04, Seller shall, and shall cause the Company and its Subsidiaries to, use their reasonable best efforts to as promptly as practicable obtain all authorizations, consents, approvals and waivers of, and give all notices to, the third parties described on Schedule 3.05 and Schedule 3.06 (in the case of notices, solely to the extent that such notices are required to be given prior to the Closing); provided, however, that, except as expressly contemplated hereby, neither Seller nor the Company or any of its Subsidiaries shall be required to, and shall not, without Purchaser’s consent, materially amend or agree to materially amend, or waive any material right or material economic benefit under, any Material Contract in connection with obtaining such consents, approvals and waivers; and provided, further, that neither Seller nor the Company or any of its Subsidiaries shall be required to pay any amount to any such third party in order to obtain any such authorizations, consents, approvals or waivers.  Seller and the Company shall advise and keep Purchaser reasonably informed of the process and status of obtaining such authorizations, consents, approvals and waivers in accordance with this Section 5.04(d).

5.05No Disclosure.  Each party hereto agrees that it shall not make any public announcement or issue any press release in connection with this Agreement or the transactions consummated hereby without the prior written consent of the other party, which shall not be unreasonably conditioned, delayed or withheld, except (a) if any party hereto is ordered to make such disclosure by a court of competent jurisdiction or (b) if, in the opinion of a party’s counsel, such disclosure is required or advisable under applicable Law, in which case the party making the required disclosure (in each case, to the extent commercially practicable and not prohibited by Law) shall inform the other party as to the timing and contents of such disclosure prior to making such disclosure and use its reasonable best efforts to allow such other party reasonable time to comment on such announcement or press release.  The parties hereto shall consult with each other, jointly agree upon and approve one or more press releases (which need not be joint press releases) to be issued on or about the date hereof and/or on or about the Closing Date, as mutually determined by the parties hereto.  Any subsequent press release or public announcement relating to this Agreement or the transactions contemplated hereby made by either party hereto after approval of any such initial press release issued on or about the date hereof shall be consistent with (including in scope) the mutually agreed upon press release or releases.  Notwithstanding the foregoing, (i) Purchaser and Seller shall not be precluded from making any communications or disclosures necessary to implement the provisions of this Agreement, (ii) Seller shall not be precluded from making any communications or disclosures necessary to comply with SEC accounting and disclosure obligations or the rules and regulations of any stock exchange that apply to Seller and (iii) nothing in this Agreement shall restrict or preclude Purchaser and its Affiliates’ disclosure of information regarding this Agreement or the transactions contemplated hereby, including information related to Purchaser’s determination to enter into this Agreement, in connection with fundraising, marketing, information or reporting activities.

5.06Fees and Expenses.  Except as expressly provided otherwise in this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs or expenses; provided, that (a) Seller shall be solely responsible for all such fees and expenses incurred by the Company, and (b) Purchaser and Seller shall be equally responsible for all filing fees under the HSR Act, any other applicable Antitrust Law and such other Laws as are applicable to the transactions contemplated by this Agreement.

5.07Employee Benefits.

(a)For the period beginning on the Closing Date and ending on December 31, 2022, Purchaser agrees to, or shall cause the Company to, provide the employees of the Company and its Subsidiaries who are employed immediately prior to the Closing Date and remain employed as of the Closing Date (the “Continuing Employees”), as long as any Continuing Employee remains employed with Purchaser or any of its Subsidiaries during such period, with:  (i) base salaries or base wages that are no less favorable than the base salary or base wages provided to the Continuing Employees by the Company and its Subsidiaries as of immediately prior to the Closing Date; (ii) annual target cash bonus and commission opportunities (excluding equity-based compensation), if any, that are no less favorable in the aggregate to the annual target cash bonus and commission opportunities provided to the Continuing Employees by the Company and its Subsidiaries as of immediately prior to the Closing Date; and (iii) retirement, health and welfare benefits (including severance to the extent described on Schedule 3.14(a)(ii) but excluding any deferred compensation arrangements, pension, pension-related or post-retirement health or welfare benefits) that are no less favorable in the aggregate than those benefits provided to the Continuing Employees under the Company Plans as of immediately prior to the Closing Date.

(b)With respect to each Continuing Employee (including any beneficiary or dependent thereof), (i) expenses and benefits with respect to claims incurred by Continuing Employees or their covered dependents on or after the Closing Date shall be the responsibility of Purchaser and its Affiliates and (ii) Seller shall assign and transfer to Purchaser all reserves reflected in the Company Financial Statements and set aside prior to the Closing Date to the extent related to work‑related injury claims submitted by any such individual in respect of any injury that occurred prior to the Closing Date and on or following the Closing Date, and Purchaser shall have the obligation and liability for any work‑related injury claims submitted by any such individual in respect of any injury whatsoever, whether occurring prior to, on or after the Closing Date.

(c)For the 2022 calendar year, Purchaser shall, or shall cause the Company to, honor each Continuing Employee’s accrued but unused vacation, paid time off and sick leave accrued as of the Closing Date under the relevant Company Plan; provided that any accrued but unused vacation amounts that would otherwise be eligible to be carried over into 2023 or cashed out by the Company on the employee’s service anniversary date occurring after December 31, 2022, in either case, after giving effect to applicable limitations on carry-over and cash-outs under the applicable Company policy, shall instead be cashed out by the Company no later than December 31, 2022.  In no event shall any vacation, paid time off or sick leave accrued by Continuing Employees on or after the Closing be eligible for cash-out or carry-over into a later calendar year and in all instances shall be subject to the vacation, paid time off and sick leave policy of Purchaser and its Affiliates (other than the Company and its Subsidiaries) as in effect from time to time.

(d)Effective as of the Closing Date, each of Seller and its Affiliates (other than the Company and its Subsidiaries) shall cease to be a “participating employer” (or term or feature of similar effect) in the Phoenix Color 401(k) Retirement Plan (the “401(k) Plan”) and the Phoenix Color Welfare Benefit Plan (the “Welfare Benefit Plan”).  Prior to the Closing Date, Seller shall take all actions necessary or advisable to implement the preceding sentence, including adopting amendments to the 401(k) Plan and the Welfare Benefit Plan.

(e)Nothing contained in this Agreement , express or implied, is intended to require Purchaser to establish, amend, modify or maintain any specific Plan or any other compensation or benefit plan, program, agreement, or arrangement for any length of time.  Nothing contained in this Agreement is intended to create a Plan or amend any Plan.  This Section 5.07 is included for the sole benefit of the parties hereto and their respective transferees and permitted assigns and does not and shall not confer upon any other person, including any current or former employees or service providers of the Company or any of its Subsidiaries, any participant in any Plan or any beneficiary, covered dependent or trustee thereof, any right, benefits, obligations, or remedies of any nature whatsoever under or by reason of this Section 5.07.  Furthermore, nothing contained in this Agreement, express or implied, is intended to (i) confer upon any person any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment, (ii) prohibit Seller, the Company and its Subsidiaries, Purchaser or any of their respective Affiliates from amending or terminating any employee benefit plan, including the Plans, or (iii) prohibit the right of Purchaser or any of its Affiliates, including the Company and its Subsidiaries, from reducing, adjusting or otherwise changing the base salary, hourly wage rate or other compensation payable to any person if such reduction, adjustment or other change applied to similarly-situated employees of Purchaser or any of its Affiliates (including the Company and its Subsidiaries) as a result of, in connection with, or related to, any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester or any other applicable Law, order, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19.

5.08Resignations.  At or prior to the Closing, Seller shall cause to be delivered to Purchaser duly signed resignations, effective immediately after the Closing, of all directors and officers of the Company and its Subsidiaries (the “Resignation Letters”), unless otherwise informed by Purchaser in a notice to Seller at least ten (10) Business Days prior to the Closing.

5.09The Proxy Statement; Seller Stockholder Meeting.

(a)As promptly as reasonably practicable after the execution of this Agreement and in any event no later than 30 calendar days after the date hereof, Seller shall file with the Securities and Exchange Commission (“SEC”) a proxy statement (the “Proxy Statement”), which Proxy Statement shall comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the DGCL and Nasdaq rules, for the purpose of soliciting proxies from stockholders of Seller in connection with a meeting of the stockholders for the purpose of obtaining the Required Seller Vote (the “Seller Stockholder Meeting”).  Purchaser shall furnish to Seller all information relating to Purchaser that is reasonably requested by Seller on the Proxy Statement to be set forth in the Proxy Statement, and Purchaser, Seller and the Company shall reasonably cooperate and consult with each other in connection with the preparation of the Proxy Statement and the resolution of any comments on the Proxy Statement from the SEC.

(b)Seller shall promptly notify Purchaser upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement, and shall provide Purchaser with copies of all correspondence between Seller and its representatives, on the one hand, and the SEC, on the other hand.  Prior to filing or mailing the Proxy Statement (or any draft thereof or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto or any related correspondence, Seller shall (i) provide Purchaser with a reasonable opportunity to review and to propose comments on such document or response and (ii) consider in good faith all such comments reasonably proposed by Purchaser.  Seller shall cause the definitive Proxy Statement to be mailed as promptly as reasonably practicable after the date the SEC staff advises that it has no further comments thereon or that Seller may commence mailing of the Proxy Statement (or if the SEC has not reviewed the Proxy Statement, as promptly as reasonably practicable).  If at any time prior to the Closing any information relating to Seller, Purchaser, the Company or any of their respective Affiliates, directors or officers is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed by Seller with the SEC and, to the extent required by Law, disseminated by Seller to the stockholders of Seller.

(c)Unless this Agreement has been terminated in accordance with Article VIII, Seller shall, in accordance with the DGCL and Seller’s certificate of incorporation and by-laws, establish a record date for, duly call, give notice of, convene and hold the Seller Stockholder Meeting as promptly as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement or advises Seller that it is not reviewing the Proxy Statement, for the purpose of obtaining the Required Seller Vote.  Seller shall use reasonable best efforts to solicit from the stockholders of Seller proxies for the purposes of obtaining the Required Seller Vote.  Subject to the ability of the Seller Board to make an Adverse Recommendation Change pursuant to Section 5.10, Seller shall, through the Seller Board, recommend to its stockholders that they vote in favor of the Transaction and shall include such recommendation in the Proxy Statement.  Seller shall ensure that the Seller Stockholder Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Seller Stockholder Meeting are solicited in compliance with the Exchange Act, the Nasdaq rules and Seller’s certificate of incorporation and bylaws.  Without limiting the generality of the foregoing, Seller’s obligations pursuant to this Section 5.09(c) shall not be affected by the commencement, public proposal, public disclosure or communication to Seller of any Acquisition Proposal or by an Adverse Recommendation Change, unless this Agreement has been terminated in accordance with Section 8.01(a)(v) or Section 8.01(a)(vi).

5.10Acquisition Proposal; Change in Recommendation.

(a)Seller shall not and shall cause its Subsidiaries, directors and officers not to, and shall use its reasonable best efforts to cause its outside representatives not to, whether directly or indirectly through Affiliates, directors, officers, employees, representatives, advisors or other intermediaries (i) solicit, initiate or encourage or facilitate (including by way of providing non-public information) the submission of any inquiries, proposals or offers (other than from Purchaser) that constitute, relate or may reasonably be expected to lead to any Acquisition Proposal or agree to or endorse any Acquisition Proposal or (ii) enter into, participate or engage in, or continue, any discussions or negotiations with respect to any Acquisition Proposal or to obtain an Acquisition Proposal (including, in each case, with respect to any person that has previously been invited into a process to make, or participate in any discussions regarding, an Acquisition Proposal) or furnish to any person any non-public information with respect to its business, properties or assets in connection with any Acquisition Proposal.  Seller shall immediately cease, and cause the Company, its Subsidiaries and its and their respective directors and officers to cease, and direct their respective outside representatives, advisors and other intermediaries to immediately cease, any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.  Seller shall, and shall cause the Company to, promptly inform its representatives and advisors of Seller’s obligations under this Section 5.10.  Any violation of this Section 5.10 by the Company or its Subsidiaries, or by any controlled Affiliate, officer or director of Seller, the Company or its Subsidiaries, or by any representative or advisor of Seller, the Company or its Subsidiaries, acting at its direction, shall be deemed to be a breach of this Section 5.10 by Seller.  Any action taken by or at the direction of Jess Ravich that would be a violation of this Section 5.10 if taken by or at the direction of Seller or a director or officer of Seller shall be deemed to be taken in his capacity as a director or officer of Seller and a violation hereof.

(b)Seller shall, and shall cause the Company and its Subsidiaries to, (i) promptly following the date of this Agreement request each person (other than Purchaser) that has executed a confidentiality agreement prior to the date of this Agreement in connection with such person’s consideration of a transaction involving a purchase of the Company or any of its Subsidiaries to return or destroy all confidential information heretofore furnished to such person or its representatives by or on behalf of Seller or any of its Subsidiaries in connection with such transaction and (ii) not amend or waive the provisions of each such confidentiality agreement, including any standstill provision contained therein, and use reasonable best efforts to enforce the provisions of any such agreement, provided, however, that Seller may waive any such provision in response to an Acquisition Proposal to the Seller Board made under circumstances in which Seller is permitted under Section 5.10(c) to participate in discussions regarding an Acquisition Proposal, but only to the extent necessary to allow such third party to make such Acquisition Proposal.

(c)Notwithstanding anything to the contrary contained in Section 5.10(a), if at any time prior to obtaining the Required Seller Vote, (i) Seller or any of its Subsidiaries has received an unsolicited bona fide written Acquisition Proposal from a third party that is not an Affiliate of Seller that did not result from or arise out of a breach of Section 5.10(a) (it being agreed that Seller may request clarifications of the terms and conditions thereof so as to determine whether such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal) and

(ii) the Seller Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to take such action would be inconsistent with the fiduciary duties required of the Seller Board under applicable Law, then Seller and its Subsidiaries may (A) furnish information with respect to Seller and its Subsidiaries to the person making such Acquisition Proposal and (B) engage in discussions or negotiations with the person making such Acquisition Proposal; provided that Seller (x) will promptly notify Purchaser (within twenty-four (24) hours) in writing of any such determination by the Seller Board that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that failure to take such action would be inconsistent with the fiduciary duties of the Seller Board under applicable Law, (y) will not, and will not allow its Subsidiaries, directors or officers to, and will use its reasonable best efforts not to allow any of its or their outside representatives to, disclose any non-public information to such person without Seller first entering into a customary confidentiality agreement with such person containing confidentiality provisions that are at least as restrictive as those terms contained in the Confidentiality Agreement, and (z) will provide, in accordance with the terms of the Confidentiality Agreement and on a contemporaneous basis, to Purchaser any non-public information concerning Seller or its Subsidiaries provided to such other person which was not previously provided to Purchaser.  For the avoidance of doubt, the taking of any of the actions contemplated by, and in accordance with, clause (A) or (B) of this Section 5.10(c) shall not in and of itself be deemed to be an Adverse Recommendation Change.

(d)In addition to the obligations of Seller set forth in clauses (a)-(c) and (e)-(g) of this Section 5.10, as promptly as practicable (and in any event within twenty-four (24) hours) after receipt of any Acquisition Proposal, Seller shall notify Purchaser of the receipt or occurrence thereof and, to the extent applicable, provide Purchaser with an initial written notice of such Acquisition Proposal or of any written notice from a third party that it intends to make an Acquisition Proposal, including, as applicable, a summary of such proposal (including the identity of the party making such proposal, the purchase price and a description of the assets to be purchased pursuant to such proposal) and a copy of any draft of a definitive agreement with respect to such Acquisition Proposal provided to Seller related to such Acquisition Proposal.  In addition, Seller shall, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), keep Purchaser reasonably currently informed of all material modifications regarding, and the status of, any such Acquisition Proposal and any related discussions or negotiations (including, for the avoidance of doubt, any material amendments or proposed amendments and copies of all draft definitive agreements proposed to be entered into by Seller to effect such Acquisition Proposal delivered to or by Seller).

(e)None of Seller, the Seller Board nor any committee thereof shall (I) (A) withhold or withdraw (or qualify or modify in a manner adverse to Purchaser), or publicly propose to withhold or withdraw (or qualify or modify in a manner adverse to Purchaser), the adoption, recommendation or declaration of advisability by the Seller Board or any such committee of this Agreement, (B) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any Acquisition Proposal or (C) in the case of a tender offer or exchange offer subject to Regulation 14D under the Exchange Act, subject to Section 5.10(g), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, rejection of such tender offer or exchange offer within ten (10) Business Days of the commencement of such tender offer or exchange offer (any action described in this clause (i) being referred to as an “Adverse

Recommendation Change”) or (II) approve, adopt or recommend, or publicly propose to approve, adopt or recommend, or, in the case of the Seller Board and any committee thereof, cause or permit Seller or any of its Subsidiaries to execute, enter into or consummate any transactions contemplated by (and none of Seller or any of its Subsidiaries shall execute, enter into or consummate any transactions contemplated by), any letter of intent, memorandum of understanding, agreement in principle, merger agreement, share exchange agreement, acquisition agreement, purchase agreement, agreement which requires Seller to abandon or terminate this Agreement or the Transaction, or other agreement with respect to any Acquisition Proposal, other than any confidentiality agreement referred to in Section 5.10(c).  Notwithstanding the foregoing or anything else in this Agreement to the contrary, at any time prior to obtaining the Required Seller Vote, if and to the extent the Seller Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, the Seller Board may: (x) solely (A) in response to an Intervening Event or a (B) following receipt of an unsolicited bona fide written Acquisition Proposal that did not result from or arise out of a breach of this Section 5.10 and which the Seller Board determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal, in each case, if and only if, the Seller Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and Seller complies with Section 5.10(e)(i) below in the case of the immediately preceding clause (A) or Section 5.10(e)(ii) below in the case of the immediately preceding clause (B), as the case may be, make an Adverse Recommendation Change, and/or (y) solely in response to a bona fide written Acquisition Proposal which the Seller Board determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Superior Proposal that did not result from a breach of this Section 5.10, make an Adverse Recommendation Change and cause Seller to terminate this Agreement and, concurrently with or immediately after such termination, cause Seller to enter into a definitive acquisition agreement, merger agreement or similar definitive agreement (an “Acquisition Agreement”) with respect to such Superior Proposal if, and only if, Seller Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Seller Board under applicable Law and Seller complies with Section 5.10(e)(ii) and concurrently with entering into an Acquisition Agreement with respect to such Superior Proposal, Seller terminates this Agreement in accordance with the provisions of Section 8.01(a)(vi) and Seller pays the Termination Fee to Purchaser under Section 8.02(b); provided, that in the case of either clause (x) or (y), as applicable, the following conditions (as applicable) are met:

(i)prior to Seller taking any action permitted under clause (x)(A) of Section 5.10(e), Seller has provided Purchaser with four (4) Business Days’ prior written notice (it being agreed that neither the delivery of such notice nor, subject to the provisions of Section 5.10(f), the public disclosure that such notice has been delivered shall in and of itself constitute an Adverse Recommendation Change) stating that there has been an Intervening Event, advising Purchaser it intends to effect an Adverse Recommendation Change and specifying, in reasonable detail, the nature and details of such Intervening Event and, during such four (4) Business Day period, if requested by Purchaser, Seller has given Purchaser the opportunity to liaise with the Company and its financial advisors and outside legal counsel and engages in good faith negotiations with Purchaser to amend the terms of this Agreement in a manner that would make the failure to effect an Adverse Recommendation Change no longer inconsistent with the fiduciary duties or standards of conduct of the Seller Board under applicable Law;

(ii)prior to Seller taking any action permitted under clause (x)(B) or clause (y) of Section 5.10(e), Seller has (A) provided to Purchaser four (4) Business Days’ prior written notice (the “Notice Period”) (it being agreed that neither the delivery of such notice nor the public disclosure that such notice has been delivered, shall in and of itself constitute an Adverse Recommendation Change) which shall state expressly (1) that it has received a Superior Proposal, (2) the material terms and conditions of the Superior Proposal (including the per share value of the consideration offered therein or the aggregate purchase price for the assets to be acquired, as applicable, and the identity of the person or group of persons making the Superior Proposal), and, if applicable, shall have contemporaneously provided to Purchaser a copy of the relevant proposed transaction agreements with the person or group of persons making such Superior Proposal and other material documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new notice; provided that the Notice Period in connection with any such new notice shall be two (2) Business Days) and (3) that it intends to make an Adverse Recommendation Change or terminate this Agreement and enter into an Acquisition Agreement, and (B) prior to making an Adverse Recommendation Change or terminating this Agreement, as applicable, to the extent requested by Purchaser, engaged in good faith negotiations with Purchaser during the Notice Period to amend this Agreement in a manner that would make the failure to effect an Adverse Recommendation Change or terminate this Agreement no longer inconsistent with the fiduciary duties of the Seller Board under applicable Law, and, after such negotiations, Seller again makes the determination described in the last sentence of Section 5.10(e).

(f)Any public disclosure by Seller or any of its Subsidiaries relating to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change by the Seller Board unless the Seller Board affirms that it is not modifying or changing in a manner adverse to Purchaser its approval or recommendation of this Agreement, the Transaction or any other transaction contemplated by this Agreement in such disclosure.

(g)Nothing contained in this Section 5.10 or elsewhere in this Agreement shall prohibit Seller from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act in response to an unsolicited bona fide written Acquisition Proposal from a third party not Affiliated with Seller that did not result from or arise out of a breach of Section 5.10(a), it being understood, however, that, for the avoidance of doubt, the parties agree that, subject to the provisions of Section 5.10(f), the issuance by Seller or Seller Board or any committee thereof of a “stop, look and listen” statement which does not take a position with respect thereto (or similar communication pending disclosure of its position, as contemplated by Rules 14d-9(f) and 14e-2(a) promulgated under the Exchange Act) shall not in and of itself constitute an Adverse Recommendation Change and, except for such “stop, look and listen” statement, this Section 5.10(g) shall not be deemed to permit the Seller Board to make an Adverse Recommendation Change or take any of the actions prohibited by this Section 5.10.

(h)Definitions.  For purposes of this Agreement, the terms below shall have the following respective meanings:

(i)“Acquisition Proposal” means (a) any proposal or offer with respect to a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, share issuance, recapitalization, reorganization, share exchange, business combination or similar transaction involving Seller, the Company or any of the Company’s Subsidiaries which would, either in one or a series of transactions, result in any person (other than Purchaser or its Affiliates) owning, directly or indirectly, twenty percent (20%) or more of any class of equity securities of Seller, the Company or any of the Company’s Subsidiaries, (b) any acquisition by any person (other than Purchaser or its Affiliates) resulting in, or proposal or offer, which if consummated would result in, any person becoming the beneficial owner of directly or indirectly, in one or a series of related transactions, twenty percent (20%) or more of any class of equity securities of Seller, the Company or any of the Company’s Subsidiaries, or twenty percent (20%) or more of the revenue or consolidated total assets, measured either by book value or fair market value (including equity securities of its Subsidiaries) of the Company or (c) any combination of the foregoing having a similar effect to those described in clauses (a) and (b).

(ii)“Intervening Event” means a material event, development, occurrence, state of facts or change (or the magnitude thereof) that (A) affects the assets, business or operations of the Company and (B) was not known to the Seller Board and was not reasonably foreseeable by the Seller Board as of or prior to the date of the execution and delivery of this Agreement, which event, development, occurrence, state of facts or change (or the magnitude thereof) becomes known to the Seller Board before the receipt of the Required Seller Vote; provided that in no event shall the following events, changes or developments constitute an Intervening Event: (a) the receipt, existence of or terms of an Acquisition Proposal or any inquiry relating thereto or the consequences thereof, or (b) any change in the price or trading volume of Seller’s equity securities (provided that the underlying cause of such change may be taken into account in determining whether there has been an Intervening Event).

(iii)“Superior Proposal” means a bona fide unsolicited written Acquisition Proposal (except that for purposes of this definition of “Superior Proposal” references in the definition of “Acquisition Proposal” to “twenty percent (20%)” shall be replaced by “fifty percent (50%)”) (on its most recently amended or modified terms, if amended or modified) made by a third party that is not affiliated with Seller and that did not result from or arise out of a breach of Section 5.10(a) that the Seller Board determines in good faith (after consultation with its outside legal counsel and financial advisors), taking into account all terms and conditions of such transaction (including any breakup fees, expense reimbursement provisions and financial terms) and all legal, financial, tax, regulatory, timing and other aspects of the proposal (including the risks, probabilities and timing of consummation) (a) is reasonably likely to be consummated in accordance with its terms, for which financing, if a transaction involving cash consideration (whether in whole or in part), is then fully committed or determined by the Seller Board to be reasonably likely to be available, and which is not subject to any condition to consummation based on the availability of financing, and (b) is more favorable to Seller than the terms of this Agreement and the Transaction as determined in good faith (after such consultation as aforesaid and after giving effect to any modifications to the Transaction as contemplated in Section 5.10) by the Seller Board.

5.11Directors and Officers Indemnification and Insurance.

(a)Purchaser shall cause the respective certificates of incorporation and by-laws of the Company and its Subsidiaries (or equivalent governing documents) to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are set forth in the respective certificates of incorporation and by-laws (or equivalent governing documents) of the Company and its Subsidiaries as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing Date in any manner that would adversely affect the rights thereunder of any such individuals.

(b)For a period of six (6) years following the Closing (such period, the “Tail Insurance Period”), Seller shall maintain directors’ and officers’ liability, employment practices liability and fiduciary liability insurance policies (such policies collectively, the “D&O/EPL/Fiduciary Policies”) applicable to the Company and its Subsidiaries, covering those persons and categories of persons in respect of the Company covered by such policies as of the date hereof, in each case, solely for any event or liabilities caused by, arising from, or relating to the period prior to Closing, at a level and scope of not less than that applicable to the directors and officers of Seller during the Tail Insurance Period, including, for the avoidance of doubt, with respect to any tail policy covering such Tail Insurance Period obtained for any reason, including non-renewal, termination, lapse, due to a change of control or otherwise (any such instance, a “Policy Termination Event”).  Without limiting the foregoing, in the event Seller fails, for any reason, to purchase any such tail policy upon a Policy Termination Event, Purchaser may purchase such tail policy (at Purchaser’s sole cost and expense) and Seller shall authorize Purchaser and make available to Purchaser all documentation required to purchase such tail policy and shall use its reasonable best efforts to assist Purchaser in obtaining such policy.  Seller shall maintain the level and scope of its existing D&O/EPL/Fiduciary Policies through the Closing.

5.12Termination of Affiliate Agreements.

(a)Except as contemplated by this Agreement, on or prior to the Measurement Time, Seller shall eliminate or cause to be eliminated (by way of capital contribution, cash settlement or as otherwise determined by Seller in its sole discretion), without any liability to Purchaser, the Company or any of their respective Subsidiaries that survives the Measurement Time, all intercompany accounts, whether payables or receivables, and other intercompany indebtedness, between Seller or its Affiliates (other than the Company and its Subsidiaries), on the one hand, and the Company or its Subsidiaries, on the other hand (the “Intercompany Indebtedness Termination”).

(b)Except for this Agreement and as otherwise contemplated by this Agreement, on or prior to the Closing Date, Seller shall terminate, or cause to be terminated, without any liability to the Company or any of its Subsidiaries, all Affiliate Agreements, including, for the avoidance of doubt, Tax sharing or similar agreements, and Seller shall execute, and cause to be executed, any instruments reasonably requested by Purchaser in connection therewith (the “Affiliate Agreements Termination”).

5.13Release of the Company; Indebtedness and Guaranties.  As of the Closing, Seller shall have complied, and will cause the Company and its Subsidiaries to comply, with the terms of all indebtedness for borrowed money of Seller and its Affiliates (including the Company and its Subsidiaries) (i) incurred or guaranteed by or otherwise under which the Company or any of its Subsidiaries is or may become liable (contingent or otherwise) or (ii) that is secured by any property or assets of the Company or any of its Subsidiaries (including any equity or stock issued by the Company or any of its Subsidiaries) to effectuate the full and unconditional release of the Company and its Subsidiaries from all such indebtedness and Seller shall obtain such full and unconditional release and the release of all Liens and security interests over all property and assets of the Company and its Subsidiaries (including the stock or equity issued by the Company and such Subsidiaries) that secures such indebtedness; provided that the foregoing shall not apply to indebtedness incurred in the ordinary course of business and set forth on Schedule 5.13 or indebtedness between the Company and any of its Subsidiaries.

5.14Use of Name.  Following the Closing, Purchaser shall and shall cause the Company and its Subsidiaries to, as soon as practicable, but in no event later than forty-five (45) days following the Closing (the “Trademark Transition Period”): cease to make any use of any Trademarks set forth on Schedule 5.14, including all Trademarks confusingly similar thereto (the “Marks”).  In furtherance thereof, as soon as practicable but in no event later than the conclusion of the Trademark Transition Period, Purchaser shall cause the Company and its Subsidiaries to remove, strike over or otherwise obliterate all Marks from materials held or owned by the Company or its Subsidiaries, including any business cards, schedules, stationery, packaging materials, promotional materials, manuals, forms, websites, displays, signs and other materials.

5.15Post-Closing Asset and Liability Transfers.  If at any time or from time to time after the Closing Date, Seller or any of its Subsidiaries (other than the Company) receives any payment that should belong to the Company pursuant to this Agreement, such party shall promptly give Purchaser notice thereof and transfer or cause to be transferred such payment to Purchaser or, if designated by Purchaser, the Company for no additional consideration and shall provide a general explanation or description of such transfer.  Prior to any such transfer, Seller shall hold such payment in trust for the benefit of Purchaser.  If at any time or from time to time after the Closing Date, Purchaser or its Subsidiaries receives any payment that should belong to Seller or one of its Subsidiaries pursuant to this Agreement, Purchaser shall promptly give Seller notice thereof and transfer, or cause to be transferred, such payment to Seller for no additional consideration and shall provide a general explanation or description of such transfer.  Prior to any such transfer, Purchaser shall hold such payment in trust for the benefit of Seller.

5.16Notification of Certain Matters.  From the date of this Agreement until the Closing Date, Seller shall, and shall cause the Company to, promptly notify Purchaser in writing of (i) any fact, condition, event or occurrence known to Seller or the Company that will or is reasonably likely to result in the failure of any of the conditions contained in Article VI to be satisfied or (ii) the commencement of any proceeding by or against Seller, the Company or any of its Subsidiaries that will or is reasonably likely to affect the legality, validity or enforceability of this Agreement or seeking to enjoin, alter or delay the consummation of the transactions contemplated hereby.  No notification made by Seller or the Company pursuant to this Section 5.16 shall modify or otherwise affect in any manner the representations, warranties, covenants or agreements of Seller and the Company or the conditions to the obligations of

Purchaser under this Agreement and shall not be deemed to cure any related breaches of representations, warranties, covenants or agreements contained in this Agreement, nor shall the failure of Purchaser to take any action with respect to any such notice be deemed a waiver of any such breach or breaches or any such condition.

5.17Further Assurances.  From time to time, at the request of Purchaser, and without further consideration, if it is determined that Seller or any of its Subsidiaries is in possession of any assets that are reflected on the most recent balance sheet included in the Company Financial Statements or that are primarily used or held for use in the conduct of the business of the Company and its Subsidiaries as of the Closing (except for those of the foregoing indicated on Schedule 5.12(b)), Seller will use reasonable best efforts to execute such documents and instruments and do or cause to be done such further acts and things as may be reasonably necessary to effect more fully the transfer and assignment of any such assets.

5.18Stockholder Litigation.  Each of Seller and Purchaser shall promptly advise and keep the other party hereto reasonably informed of any litigation or claim threatened or asserted by one or more stockholders of Seller against Seller or any of its Subsidiaries or any of their respective directors or officers related to the transactions contemplated by this Agreement; provided, however, that no settlement in connection with any such stockholder litigation shall be agreed to without Purchaser’s prior written consent (email being sufficient), which shall not be unreasonably withheld, conditioned or delayed, if such settlement would reasonably be expected to adversely affect the Company or its Subsidiaries or prevent or materially delay the consummation of the Transaction or the other transactions contemplated by this Agreement.

5.19Access.  Following the Closing Date, Purchaser may make an insurance claim (to the extent that coverage exists when such claim is made) for any event or liabilities caused by, arising from, or relating to the operations of the business of the Company that occurred prior to Closing (any such claim, a “Company Occurrence-Based Insurance Claim”) under the appropriate occurrence-based liability insurance policies of Seller (including umbrella and excess liability and any other occurrence-based liability insurance policy) that, subject to the terms and limitations of such insurance policy, covered the Company for such Company Occurrence-Based Insurance Claim at the time of such event (any such policy, a “Seller Occurrence-Based Insurance Policy”).  For the purpose of making any such Company Occurrence-Based Insurance Claim, upon the reasonable written request of Purchaser, Seller will use its commercially reasonable efforts to cooperate with Purchaser by providing a copy of such Seller Occurrence-Based Insurance Policy and other information reasonably requested by Purchaser regarding such Seller Occurrence-Based Insurance Policy and making the claim on behalf of Purchaser if Purchaser is not entitled to make such claim directly under such Seller Occurrence-Based Insurance Policy.  With respect to any such claims made by Purchaser, Purchaser and Seller will mutually cooperate in good faith to direct the claims process with the applicable insurer.

5.20R&W Insurance.  Purchaser has entered into a buyer-side representations and warranties insurance policy at or prior to the date of this Agreement (the “R&W Policy”).  The R&W Policy provides that the policy provider shall have no right of subrogation against, and that the policy provider agrees not to pursue and to waive any right of subrogation against,

Seller and its Affiliates, including the Company, and any direct or indirect shareholder, member, director, officer, partner (or the functional equivalent of such position), employee, agent or representative of Seller, whether past, present or future, other than in cases involving fraud, with (a) all such persons being express third party beneficiaries of such waiver and (b) the fraud of any person not being imputed to any other person for purposes of such waiver.

5.21Restrictive Covenants.  As an inducement to Purchaser to enter into this Agreement and to perform the transactions contemplated hereby and to protect adequately the interest of Purchaser, Purchaser and Seller agrees as follows:

(a)Non-Compete.  During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date, Seller will not, directly or indirectly, on a worldwide basis, engage in any business or activity or render service, whether as principal, agent, officer, director, employee, partner, consultant, investor or otherwise, to any person with respect to any business that, directly or indirectly, manufactures, prints, assembles, warehouses, distributes or markets books or any component thereof (a “Competing Business”).  The restrictions set forth in this Section 5.21(a) shall not be construed to otherwise prohibit or restrict Seller or any of Seller’s Subsidiaries from: (i) investing in or owning any debt securities or other debt obligations which in each case are non-voting and are not convertible into voting securities, unless convertible into such voting securities referred to in clause (ii) below, in which case such debt securities or debt obligations may be convertible into such voting securities only; or (ii) investing in or acquiring any person whose common stock is publicly traded on a securities exchange or in the over-the-counter market that engages in any Competing Business, so long as Seller or any of its Subsidiaries’ investment is less than two percent (2%) of the outstanding ownership interest in such person. Seller is not, and on the Closing Date will not be, engaged or otherwise involved in any Competing Business. Any investment or acquisition made by Seller or its Subsidiaries which is subject to the provisions of this Section 5.21(a) must be permissible hereunder at the time of such investment; provided, however, that any such investment that was permissible when made cannot thereafter be the basis of a claim of violation of this Section 5.21(a).

(b)Non-Interference.  During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date, neither Seller nor its Subsidiaries will directly or indirectly, encourage, solicit, request, induce, persuade or in any manner attempt to, encourage, solicit, request, induce or persuade any customer or supplier of the Company or its Subsidiaries within the six (6)-month period prior to the Closing Date to cease or adversely modify or reduce in any material respect its relationship with the Company for books or book components.

(c)Non-Hire; Non-Solicitation of Employees.  During the period beginning on the date hereof and ending on the third anniversary of the Closing Date, Seller will not (on behalf of Seller or any other person other than the Company or its Subsidiaries), directly or indirectly, except in respect of the individual identified on Schedule 5.21(c), (i) encourage, solicit or induce, or in any manner attempt to encourage, solicit or induce, any individual employed by, or providing consulting services to, the Company or its Subsidiaries to terminate such individual’s employment or services (or in the case of a consultant, materially reduce such services) with the Company or its Subsidiaries, as the case may be, or (ii) hire any individual who was employed by the Company or its Subsidiaries within the six (6) month period prior to the date of such hiring; provided that nothing in this Section 5.21(c) shall restrict or preclude the rights of Seller and its Subsidiaries from soliciting or hiring (a) any employee who responds to a general solicitation or advertisement that is not specifically targeted at or focused on the employees employed by the Company or its Subsidiaries (and nothing shall prohibit such generalized searches for employees through various means, including, the use of advertisements in the media (including trade media) or the engagement of search firms to engage in such searches, provided that, in each case, such searches are not specifically targeted at or focused on the employees employed by the Company or its Subsidiaries), or (b) any employee or consultant whose employment or services have been terminated by the Company or any of its Subsidiaries within the three (3) month period prior to the date of such solicitation or hiring.

(d)Non-Disparagement.  During the period beginning on the date hereof and ending on the third anniversary of the Closing Date, no party to this Agreement will make, and each party to this Agreement will cause its Affiliates not to make, any disparaging or defamatory comments regarding the other party to this Agreement or such other party’s Affiliates, or their respective current or former directors, managers, officers, employees or shareholders.

(e)Severability.  If a judicial or arbitral determination is made that any provision of this Section 5.21 constitutes an unreasonable or otherwise unenforceable restriction against Seller or Purchaser, as applicable, such provision shall be rendered void only to the extent that such judicial or arbitral determination finds the provision to be unreasonable or otherwise unenforceable with respect to Seller or Purchaser, as applicable.  In this regard, Seller and Purchaser hereby agree that any judicial or arbitral authority construing this Agreement shall be empowered to amend any portion of the territory, any prohibited business activity or any time period from the coverage of this Agreement to the minimum extent necessary to render it valid and enforceable, such amendment to apply only with respect to the operation of such provision or portion thereof in the particular jurisdiction in which such adjudication is made, and, if such amendment if not practicable, to sever any portion of the territory, any prohibited business activity or any time period from the coverage of this Agreement, and to apply the provisions of this Agreement to the remaining portion of the territory, the remaining business activities, and the remaining time period not so severed by such judicial or arbitral authority.

(f)Injunctive Relief.  Each party to this Agreement acknowledges that any remedy at law for any breach of the provisions contained in this Section 5.21 shall be inadequate and that the other party to this Agreement shall be entitled to injunctive relief in addition to any other remedy that such other party might have under this Agreement.  The parties further acknowledge that any court of competent jurisdiction should immediately enjoin any breach of this Agreement upon the request of any party hereto, and each party specifically releases each other party from the requirement of posting bond in connection with any temporary or interlocutory injunctive relief, to the extent permitted by Law.

5.22Existence of Seller.  Seller shall remain in existence and in good standing in the State of Delaware until the Final Purchase Price shall have been finally determined in accordance with Section 1.02(c) (the “Determination Date”); provided that in the event a Deficiency Amount is owed and payable to Purchaser pursuant to Section 1.02(c)(v), Seller’s obligation to remain in existence in accordance with this Section 5.22 shall survive until the date that is 180 days after the Deficiency Amount (including any accrued interest pursuant to Section 1.02(c)(v)) is fully paid.  As security for any payment obligation of Seller under

Section 1.02(c)(v), Seller shall maintain cash funds of at least $2,500,000 that are available to pay the Deficiency Amount, for the period of time between the Closing Date and (i) the Determination Date or (ii) in the event a Deficiency Amount is owed and payable to Purchaser pursuant to Section 1.02(c)(v), the date on which the Deficiency Amount (including any accrued interest pursuant to Section 1.02(c)(v)) is fully paid.

5.23Reisch Employment Agreement.  Prior to the Closing, Seller, Marc Reisch and the Company shall enter into an amendment and novation of that certain employment agreement, dated as of December 17, 2021, by and between the Company and Mr. Reisch (the “Reisch Employment Agreement”), the form and substance of which shall be subject to review by and reasonably satisfactory to Purchaser (the “Reisch Novation Agreement”), pursuant to which (i) Seller shall assume all obligations of the Company under the Reisch Employment Agreement effective as of no later than the Closing, (ii) Mr. Reisch shall release, waive and discharge all claims against the Company and its Subsidiaries in respect of his employment with the Company, including any claims relating to any period prior to the Closing Date, but excluding any claims for any then accrued but unpaid compensation, (iii) Seller shall permit Mr. Reisch to provide services to the Company as a consultant for up to ten (10) hours a week during a period of up to three (3) months following the Closing Date, and (iv) the Company shall be a direct beneficiary of Mr. Reisch’s release of claims and the restrictive covenants to which Mr. Reisch is subject under the Reisch Novation Agreement (which restrictive covenants shall, for the avoidance of doubt, be the same as those which exist in the Reisch Employment Agreement as of the date hereof).

Article VI. Conditions Precedent.

6.01Conditions Precedent.

(a)The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Purchaser), as of the Closing Date, of each of the following conditions:

(i)the representations and warranties of Seller (A) in Sections 3.01, 3.02, 3.03, 3.04, 3.15(b), 3.20 and 3.28 shall be true and correct in all respects both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent such representations and warranties are specifically made only as of an earlier date (in which case, as of such earlier date)), and (B) in each of the other Sections of Article III not referred to in clause (A) (without giving effect to any materiality, Material Adverse Effect or like qualifications therein) shall be true and correct in all respects both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent such representations and warranties are specifically made only as of an earlier date (in which case, as of such earlier date)), except, in the case of this clause (B), for such failures to be true and correct as would not have, or reasonably be expected to have, a Material Adverse Effect;

(ii)Seller shall have performed and complied (A) in all respects with its covenants, obligations and undertakings under Section 5.01(b)(i), Section 5.01(b)(ii) and Section 5.01(b)(v) and Section 5.12; and (B) in all material respects with all covenants, obligations and undertakings required by this Agreement to be performed or complied with by Seller on or prior to the Closing Date;

(iii)since the date hereof, there shall not have been a Material Adverse Effect;

(iv)the Company and its Subsidiaries shall have been or substantially concurrent with the occurrence of the Closing (but in no event later than the Closing Date) shall be, released as a borrower, guarantor and pledger under the Credit Agreements , and all Liens on the assets of the Company and its Subsidiaries under the Credit Agreements shall have been or, substantially concurrent with the occurrence of the Closing (but in no event later than the Closing Date) shall be, fully and unconditionally released, and Seller shall provide evidence thereof to the reasonable satisfaction of Purchaser; and

(v)the documents required by Section 6.02 shall have been delivered.

(b)The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Seller), as of the Closing Date, of each of the following conditions:

(i)the representations and warranties of Purchaser contained herein (without giving effect to any materiality or like qualifications therein) shall be true and correct in all respects, in each case, both when made and at and as of the Closing Date with the same effect as though made as of the Closing Date (unless any such representation or warranty is specifically made only as of an earlier date, in which event such representation and warranty shall be true and correct as of such earlier date), except where the failure of any such representation or warranty to be so true and correct would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated hereby;

(ii)Purchaser shall have performed and complied in all material respects with all covenants, obligations and undertakings required by this Agreement to be performed or complied by Purchaser with on or prior to the Closing Date; and

(iii)the documents required by Section 6.03 shall have been delivered and the payment required by Section 1.01(b) shall have been made.

(c)The obligations of the parties hereto to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver), as of the Closing Date, of the following additional conditions:

(i)no Order shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Agreement;

(ii)the waiting periods (and any extension thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated; and

(iii)the Required Seller Vote shall have been obtained.

6.02Documents to be Delivered by Seller.  At the Closing, Seller shall deliver or cause to be delivered to Purchaser the following:

(a)a certificate executed by a senior executive officer of Seller certifying as to the truth and accuracy of the matters set forth in Section 6.01(a)(i) and Section 6.01(a)(ii);

(b)a properly completed IRS Form W-9 from Seller, in accordance with Treasury Regulations Section 1.1445-2(b)(2)(v);

(c)(i) a long-form certificate of good standing of the Company from the Secretary of State of the State of Delaware, which is dated within two (2) Business Days prior to the Closing, and (ii) a certificate of good standing (or equivalent document) for each Subsidiary of the Company from the Secretary of State (or equivalent Governmental Authority) of its applicable State of incorporation or organization, which is dated within ten (10) Business Days prior to the Closing;

(d)duly executed copies of the Resignation Letters in accordance with Section 5.08, in form reasonably satisfactory to Purchaser;

(e)the Reisch Novation Agreement, duly executed by and among Seller, the Company and Marc Reisch in accordance with Section 5.23; and

(f)to the extent that the Company Shares are certificated, certificates evidencing the Company Shares together with stock powers or other instruments of transfer in form reasonably satisfactory to Purchaser; and

(g)documents evidencing the Intercompany Indebtedness Termination and the Affiliate Agreements Termination, in each case, in form reasonably satisfactory to Purchaser.

6.03Documents to be Delivered by Purchaser.  At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

(a)a certificate executed by a senior executive officer of Purchaser certifying as to the truth and accuracy of the matters set forth in Section 6.01(b)(i) and 6.01(b)(ii).

All deliveries at the Closing as provided for in Section 6.03 shall be deemed to be made and effected simultaneously with each other and with all deliveries provided for in Section 6.02, and all such deliveries shall be deemed to be in escrow until all such deliveries provided for in Section 6.03 and in Section 6.02 have been made and effected.

Article VII. Tax Matters.

7.01Allocation of Tax Items.

(a)Seller and Purchaser agree that if either the Company or any of its Subsidiaries is permitted, but not required, under applicable U.S. federal, state, or local or foreign income Tax Laws to treat the Closing Date as the last day of a taxable period, then Seller and

Purchaser shall, and Purchaser shall cause the Company and its Subsidiaries to, treat such day as the last day of a taxable period under such applicable Tax Law.

(b)Subject to Section 7.01(a), in the case of a taxable period beginning on or before and ending after the Closing Date (a “Straddle Period”), property (real, personal or intangible) Taxes and ad valorem Taxes of the Company and its Subsidiaries allocable to the Pre-Closing Tax Period shall be equal to the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period, and, subject to Section 7.01(c) and Section 7.01(d), all other Taxes of the Company and its Subsidiaries allocable to the Pre-Closing Tax Period shall be computed as if such taxable period ended as of the end of the day of the Closing Date; provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the Pre-Closing Tax Period and the Post-Closing Tax Period in proportion to the number of days in each period.

(c)Seller and Purchaser agree that any bonuses paid or payable as a result of or in connection with the consummation of the transactions contemplated hereby, any fees, expenses, premiums and penalties with respect to the prepayment of debt, write‑off or acceleration of the amortization of deferred financing costs, any investment banking, legal and accounting fees and all deductions related to each of the foregoing or otherwise resulting from the transactions contemplated by this Agreement are each, unless otherwise required by Law, properly allocable to the taxable period (or portion thereof) ending on the Closing Date and neither party shall, and Purchaser shall cause the Company and its Subsidiaries not to, utilize (or cause their Affiliates to utilize) the “next day rule” of Treasury Regulations Section 1.1502‑76(b)(1)(ii)(B) (or any similar provision of foreign, state or local Law) for purposes of reporting such items on the applicable Tax Returns; provided, however, that, in connection with the foregoing, such amounts shall be determined as if the Company makes an election under Revenue Procedure 2011-29, 2011-18 I.R.B. 746 to treat seventy percent (70%) of any success-based fees that were paid by or on behalf of the Company as an amount that did not facilitate the transactions contemplated under this Agreement.

(d)Subject to Section 7.01(c), transactions occurring or actions taken on the Closing Date but after the Closing outside the ordinary course of business by, or with respect to, the Company or any of its Subsidiaries shall be deemed subject to the “next day rule” of Treasury Regulations Section 1.1502‑76(b)(1)(ii)(B) (and under any comparable or similar provision of state, local or foreign Tax Laws) and shall for purposes of this Agreement be treated (and consistently reported by the parties) as occurring in a Post‑Closing Tax Period.

7.02Tax Returns.

(a)Seller shall prepare or cause to be prepared and file or cause to be filed (i) all Tax Returns required to be filed by the Company or any of its Subsidiaries on or before the Closing Date and (ii) all Tax Returns with respect to taxable periods for which any consolidated, unitary or combined Tax Return of Seller or any of its Affiliates includes the operations of the Company or any of its Subsidiaries.  For the avoidance of doubt, Purchaser shall not have any right to comment or any control over such consolidated, unitary and combined Tax Returns, except with respect to the Section 336(e) Election Documents. Such Tax Returns shall be prepared in a manner consistent with past practice, unless otherwise required by applicable Law.  Seller shall timely pay all Taxes reflected on such Tax Returns.

(b)Purchaser shall prepare or cause to be prepared and file or cause to be filed all Tax Returns required to be filed by the Company or of its Subsidiaries after the Closing Date (other than Tax Returns with respect to taxable periods for which any consolidated, unitary or combined Tax Return of Seller or any of its Affiliates include the operations of the Company or any of its Subsidiaries), and Purchaser shall pay or cause to be paid all Taxes shown as due on such Tax Returns.

7.03Assistance and Cooperation.

(a)After the Closing Date, Purchaser and Seller shall, and shall cause their respective Affiliates (including, in the case of Purchaser, the Company and its Subsidiaries), officers, employees, agents, auditors and other representatives to, cooperate fully in (i) the preparation of all Tax Returns (including any amended Tax Returns) for any taxable periods for which one party could reasonably require the assistance of the other party in obtaining any necessary information, and (ii) preparing for any audits of, or disputes with, any taxing authority regarding any Taxes or Tax Returns filed by or with respect to the Company and its Subsidiaries.

(b)For a period of seven (7) years after the Closing Date (or longer if required by applicable Law), Purchaser shall, and shall cause the Company and its Subsidiaries to use commercially reasonable efforts to, (i) retain or cause to be retained all Tax Returns and all books and records relating to any Tax or Tax Return of the Company and its Subsidiaries for all taxable periods (or portions thereof) ending on the Closing Date, and (ii) after the Closing Date, in each case to the extent that such books, records, or Tax Returns relate to a Pre-Closing Tax Period, provide Seller with reasonable access to the Tax Returns and such books and records for inspection and copying by Seller, or its agents upon reasonable request and upon reasonable notice.  After the expiration of such period, no such Tax Returns or books and records shall be destroyed by Purchaser, the Company or any of its Subsidiaries, without first advising Seller in writing and giving Seller a reasonable opportunity to obtain possession thereof, with any costs of transferring such Tax Returns or books and records to be paid by Seller.  Notwithstanding anything to the contrary in this Agreement, in no event shall any party be required to provide any person with any Tax Return or copy of any Tax Return of a consolidated, combined or unitary group that includes the Company or Seller, except with respect to the Section 336(e) Election Documents.

7.04Transfer Taxes.  All Transfer Taxes (as defined below) incurred in connection with this Agreement and the transactions contemplated hereby shall be borne equally by Purchaser and Seller.  All necessary documentation relating to such Transfer Taxes shall be prepared and filed by the person that is legally required do so (the “Payer”), and the parties shall cause members of their respective groups to sign any such documentation (except that a party shall not be required to sign any document which it reasonably considers not to be accurate and correct in all material respects).  To the extent that any Transfer Taxes are required to be remitted to any taxing authority, the Payer shall discharge such obligation and the other party shall pay or procure the payment of an amount equal to such Transfer Taxes to the Payer within five (5) days after receiving a demand from the Payer to do so.  For the avoidance of doubt, any Transfer

Taxes resulting from any subsequent transfer of the Company Shares after the Closing Date shall be borne by Purchaser.  “Transfer Taxes” means any stamp duty, stamp duty reserve tax, stamp duty land tax, registration tax, stock transfer tax, real estate transfer tax, value added tax, license fees, notarization fees, goods tax sales and use tax and all other transfer, gross receipts, registration, conveyance, excise, recording, documentary or transaction taxes or duties, including in each case any related interest or penalties.

7.05Section 336(e) Election.

(a)Upon request of Purchaser, Seller and the Company agree to cause an election to be made under Section 336(e) of the Code and the Treasury Regulations promulgated thereunder (and any corresponding election under state or local Law) (collectively, a “Section 336(e) Election”) with respect to the sale of the Company pursuant to this Agreement.  Seller, Purchaser and the Company agree that they will (and will cause their respective Affiliates to) cooperate in good faith in the timely completion and filing of such elections and any related filings and procedures and further agree:

(i)that this Agreement constitutes a written, binding agreement (a “Section 336(e) Agreement”) to make the Section 336(e) Election, as required by Treasury Regulations Section 1.336-2(h)(1)(i);

(ii)to each retain a copy of the Section 336(e) Agreement, as required by Treasury Regulations Section 1.336-2(h)(1)(ii);

(iii)that Seller shall, in consultation with Purchaser, prepare the Section 336(e) statements required by Treasury Regulations Section 1.336-2(h)(1)(iii) and such statements shall be attached to the consolidated U.S. federal income Tax Return of Seller (and any corresponding state or local income Tax Returns) for the taxable year including the Closing Date; and

(iv)that Seller shall provide a copy of the Section 336(e) statements described in clause (iii) to the Company on or before the due date for filing the consolidated U.S. federal income Tax Return of Seller (and any corresponding state or local income Tax Returns) for the taxable year including the Closing Date, as required by Treasury Regulations Sections 1.336-2(h)(1)(iv) (such statements, the “Section 336(e) Election Documents”).

(b)The computation of the “aggregate deemed asset disposition price” and “adjusted grossed up basis” (as defined in the applicable Treasury Regulations) (the “ADADP” and “AGUB”, respectively) of the assets of the Company shall be prepared in accordance with Section 336(e) of the Code and the Treasury Regulations promulgated thereunder.  No later than sixty (60) days following the determination of the Final Purchase Price pursuant to Section 1.02, Seller shall provide Purchaser with an allocation of the Final Purchase Price, liabilities and other relevant items among the assets of the Company and its Subsidiaries (the “Draft Allocation”).  If Purchaser objects within thirty (30) days of receipt thereof, Seller and Purchaser shall cooperate in good faith to resolve such objections and to revise the Draft Allocation to reflect their agreement, or, if the parties cannot reach an agreement within ten (10) days after Purchaser’s objection, any disputes shall be resolved by the Independent Accountant on a basis consistent with the procedures of Section 1.02 (such allocation, as finally determined by Seller and Purchaser or the Independent Accountant, as applicable, the “Final Allocation”).

(c)Seller and Purchaser shall (and shall cause their Affiliates to) report, act, and file all Tax Returns (including IRS Form 8883) in a manner consistent with the Section 336(e) Election and the Final Allocation and shall not take any position (whether in audits, Tax Returns, or otherwise) that is inconsistent with the foregoing, except as otherwise required by applicable Law.

Article VIII. Termination.

8.01Termination.

(a)This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(i)by the mutual written consent of Purchaser and Seller;

(ii)by Purchaser or Seller, by giving written notice of such termination to the other, if the Closing shall not have occurred on or prior to June 15, 2022 (the “Outside Date”); provided, however, that if all of the conditions to Closing in Article VI shall have been satisfied or shall be then capable of being satisfied, other than the conditions set forth in Section 6.01(c)(i) and/or Section 6.01(c)(ii), the Outside Date may be extended by Purchaser or Seller, by written notice to the other party, to a date no later than December 3, 2022; provided, further, that, in each case, the right to terminate this Agreement under this Section 8.01(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the principal cause of, or resulted in, the failure of the Closing to occur on or prior to such date;

(iii)by Purchaser or Seller if any permanent injunction or other Order of a Governmental Authority preventing the consummation of the transactions contemplated hereby in any material respect shall have become final and non‑appealable;

(iv)by Seller or Purchaser if the Required Seller Vote shall not have been obtained at the Seller Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof;

(v)by Purchaser, prior to Seller receiving the Required Seller Vote, in the event that an Adverse Recommendation Change has occurred, whether or not permitted by Section 5.10;

(vi)by Seller, if, prior to Seller receiving the Required Seller Vote, Seller shall have entered into an Acquisition Agreement with respect to a Superior Proposal in compliance with the applicable provisions of Section 5.10(e); provided, however, that Seller may terminate this Agreement pursuant to this Section 8.01(a)(vi) if and only if Seller pays to Purchaser the Termination Fee in accordance with Section 8.02(b);

(vii)by Seller, if Purchaser shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (A) would result in the failure of the conditions set forth in Sections 6.01(b) or 6.01(c) and (B)(x)  is not reasonably capable of being cured prior to the Outside Date or (y) if capable of being cured, shall not have been cured (1) within thirty (30) days following receipt of written notice from Seller of such breach or (2) any shorter period of time that remains between the date such written notice is provided and the Outside Date; provided, however, that Seller may not terminate this Agreement pursuant to this Section 8.01(a)(vii) if Seller is then in material breach of this Agreement; or

(viii)by Purchaser, if Seller shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach (A) would result in the failure of the conditions set forth in Sections 6.01(a) or 6.01(c) and (B)(x) is not reasonably capable of being cured prior to the Outside Date or (y) if capable of being cured, shall not have been cured (1) within thirty (30) days following receipt of written notice from Purchaser of such breach or (2) any shorter period of time that remains between the date such written notice is provided and the Outside Date; provided, however, that Purchaser may not terminate this Agreement pursuant to this Section 8.01(a)(viii) if Purchaser is then in material breach of this Agreement.

(b)The parties hereto acknowledge that the rights of Seller and Purchaser to terminate this Agreement pursuant to this Section 8.01 shall remain operative and in full force and effect regardless of any due diligence investigation made by or on behalf of any party hereto, any person controlling any such party, or any of their respective officers, directors, trustees, employees, accountants, consultants, legal counsel, agents, or other representatives whether prior to or after the execution of this Agreement.

8.02Effect of Termination.

(a)In the event of the termination of this Agreement as provided in Section 8.01, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, and there shall be no liability on the part any party hereto except for Fraud or Willful Breaches of this Agreement prior to the time of such termination or any payment owed pursuant to Section 8.02(b) or Section 8.02(c); provided, that Section 5.02, this Section 8.02, and Article IX (and any related definitional provisions throughout this Agreement) shall survive any termination of this Agreement. As used in this Agreement: (i) “Willful Breach” means, with respect to any representation, warranty, agreement or covenant in this Agreement, a deliberate act or failure to act (including a failure to cure circumstances) that the breaching party intentionally takes (or intentionally fails to take) and knows (or would reasonably be expected to know) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant; and (ii) “Fraud” means common law fraud under the Laws of the State of Delaware, where: (a) the representations and warranties of (i) Seller set forth in Article III or (ii) Purchaser set forth in Article IV contain a false statement of a material fact and (b) the party making such statement (x) had actual (and not deemed, imputed or constructive) knowledge of the falsity of such statement, and (y) made such statement intending to mislead the other party to enter into this Agreement or to act or refrain from acting in reliance upon such false statement.

(b)If (A) (i) at or prior to the time of the Seller Stockholder Meeting there shall have been publicly disclosed or announced and not withdrawn an Acquisition Proposal (provided,

however, that for purposes of this Section 8.02(b), the references to “twenty percent (20%)” in the definition of “Acquisition Proposal” shall be deemed to be references to “fifty percent (50%)” (a “Qualifying Transaction”), (ii) this Agreement is subsequently terminated by (x) Seller or Purchaser pursuant to Section 8.01(a)(ii) or Section 8.01(a)(iv) or (y) by Purchaser pursuant to Section 8.01(a)(viii) as a result of a Willful Breach by Seller, and (iii) within twelve (12) months of such termination of this Agreement, Seller consummates any Qualifying Transaction or enters into a definitive Agreement providing for the consummation of any Qualifying Transaction; (B) this Agreement is terminated by Purchaser pursuant to Section 8.01(a)(v); (C) this Agreement is terminated by Seller pursuant to Section 8.01(a)(vi), or (D) at or prior to the time of the Seller Stockholder Meeting, an Adverse Recommendation Change has, or is deemed to have, occurred, and this Agreement is terminated by Purchaser or Seller pursuant to Section 8.01(a)(iv), Seller shall pay to Purchaser an amount equal to $4,000,000 (the “Termination Fee”), by wire transfer of immediately available funds on the Business Day immediately following (1) the date of the execution of the definitive agreement in respect of such Qualifying Transaction, in the case of clause (A) above, and (2) the date of such termination, in the case of clauses (B) and (C) above.  In no event shall Seller be obligated to pay any amount greater than the Termination Fee pursuant to this Section 8.02(b).  Except in the case of a Willful Breach or Fraud of Seller and without limiting the rights of any party to specific performance or injunctive or similar relief pursuant to Section 9.10, each party agrees that notwithstanding anything in this Agreement to the contrary, in the event the Termination Fee is paid in accordance with this Section 8.02(b), the payment of such Termination Fee shall be the sole and exclusive remedy of Purchaser, its Subsidiaries, stockholders, Affiliates, officers, directors, employees and representatives against Seller or any of its representatives or Affiliates as a result of (i) the failure of the Transaction to be consummated, (ii) the termination of this Agreement, (iii) any liabilities or obligations arising under this Agreement or (iv) any claims or actions arising out of or relating to any breach, termination or failure of or under this Agreement.

(c)In the event that this Agreement is terminated by either Seller or Purchaser pursuant to Section 8.01(a)(iv), then Seller shall promptly pay to Purchaser all reasonable and documented out-of-pocket expenses incurred by Purchaser or its Affiliates in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $2,000,000, payable by wire transfer of immediately available funds; provided that any amounts paid under this Section 8.02(c) shall be credited (without interest) against any Termination Fee paid to Purchaser pursuant to Section 8.02(b).

Article IX. Miscellaneous.

9.01Non-Survival of Representations, Warranties and Certain Covenants.  None of the representations and warranties, and covenants and agreements, in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, except (i) the covenants and agreements that explicitly contemplate performance in whole or in part after the Closing shall survive the Closing until fully performed in accordance with this Agreement and (ii) in the case of Fraud or Willful Breach. This Section 9.01 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date.

9.02Entire Agreement.  This Agreement (and the Schedules hereto and the documents referred to herein) contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for herein, and supersedes any previous agreements and understandings between the parties with respect to such matters, provided, however, that the terms of the Confidentiality Agreement shall remain in full force and effect in accordance with its terms and subject to Section 5.02(a).

9.03Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.  Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if the Chancery Court determines that it does not have subject matter jurisdiction, in any other appropriate Delaware State or Federal court), for any litigation arising out of or relating to this Agreement and the other transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 9.05 shall be effective service of process for any litigation brought against it in any such court.  Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the other transactions contemplated hereby in such courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

(b)To the fullest extent permitted by Law, the parties hereto hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between them relating to the subject matter of this transaction.  The parties hereto also waive any bond or surety or security upon such bond which might, but for this waiver, be required of any of the other parties. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims, breach of duty claims, and all other common Law and statutory claims. The parties hereto acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings.  The parties hereto further warrant and represent that each has reviewed this waiver with its or his, as the case may be, legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and the waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or to any of the Ancillary Agreements.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

9.04Amendment; Waiver.  No provision of this Agreement may be amended or modified except by an instrument or instruments in writing signed by all parties hereto. Any provision of this Agreement, the Schedules or any Ancillary Agreement may be waived only in a writing signed by the party against whom enforcement of any such waiver is sought.  No action or non-action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or non-action of compliance with any representation, warranty, covenant or agreement contained herein.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

9.05Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested, sent by documented overnight delivery service or, to the extent receipt is confirmed, by facsimile or email to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to Seller, to it at:

ALJ Regional Holdings, Inc.

244 Madison Avenue, PMB #358

New York, NY 10016
Attention:Jess Ravich, Chief Executive Officer
Email:jessravich@gmail.com

With a copy to:

Shearman & Sterling LLP
1460 El Camino Real, 2nd Floor
Menlo Park, CA 94025
Attention:Christopher M. Forrester; Cody Wright
Email:Chris.Forrester@shearman.com;

Cody.Wright@shearman.com

If to Purchaser, to it at:

LSC Communications Book LLC d/b/a Lakeside Book Company

4101 Winfield Road
 Warrenville, IL 60555
Attention:General Counsel
Email:Rajeev.balakrishna@lsccom.com

With a copy to (which shall not constitute notice hereunder):

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention: Steven Seidman; Mark A. Cognetti; Laura Acker
Email: sseidman@willkie.com; mcognetti@willkie.com; lacker@willkie.com

9.06Severability.  If any provision of this Agreement or the application thereof is held by any court of competent jurisdiction to be illegal, invalid, void or unenforceable, such provision shall be of no force and effect as to that jurisdiction, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement in that or any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon any determination that any provision of this Agreement is invalid, void, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

9.07Assignment and Binding Effect.  None of the parties hereto may assign any of its rights or delegate any of its duties under this Agreement, in whole or in part, by operation of law of otherwise by any of the parties hereto, without the prior written consent of the other parties hereto, and any attempt to make any such assignment without such consent shall be null and void, except that Purchaser may assign all or any portion of its rights and obligations under this Agreement to any of its Affiliates, so long as Purchaser remains liable for of such obligations as if no such assignment has occurred.

9.08No Benefit to Others.  Except as provided in Section 5.11, Section 8.02(b) and Section 9.09 (the provisions of which Sections shall inure to the benefit of the person or entities benefiting therefrom who are intended to be third-party beneficiaries thereof), the representations, warranties, covenants and agreements contained in this Agreement, in the Schedules or in any Ancillary Agreement, are for the sole benefit of the parties hereto and their respective successors and permitted assigns and they shall not be construed as conferring and are not intended to confer any rights of any nature on any other persons.

9.09No Recourse.  Notwithstanding anything to the contrary contained herein or otherwise, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and persons that are expressly identified as parties to this Agreement in their capacities as such and no former, current or future stockholders, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or Affiliates of any party hereto, or any former, current or future direct or indirect stockholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non‑Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby other than the liabilities expressly assigned to and agreed by them in any of the Ancillary Agreements, provided, however, that each party shall instruct and enforce that its and its Affiliates’ respective directors, officers, representatives and managers, as the case may be, comply with the terms set forth in this Agreement. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non‑Recourse Party.

9.10Specific Performance.  The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach or threat to breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity.

9.11Release as of the Closing.

(a)Effective as of the Closing, Purchaser, on its own behalf and on behalf of the Company and their respective Subsidiaries (together with Purchaser, each a “Purchaser Releasing Person”), hereby releases and forever discharges (and, upon Seller’s request, Purchaser shall cause any Purchaser Releasing Person to acknowledge and agree in writing to such release and discharge) Seller and its Affiliates (for the avoidance of doubt, other than the Company and its Subsidiaries), successors and assigns and all of their respective current and former shareholders, officers, directors, managers, employees, agents and representatives, other than any such officers, directors, managers, employees, agents and/or representatives that are or become officers, directors, managers, employees, agents or representatives of the Company and its Subsidiaries as of the Closing (in each case, solely in their capacity as such) (each, a “Purchaser Released Person”) from all debts, demands, causes of action, suits, covenants, torts, damages and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at Law and in equity, known or unknown, accrued or unaccrued, which have been or could have been asserted against any Purchaser Released Person, which any Purchaser Releasing Person has or ever had, which arises out of or in any way relates to events, circumstances or actions occurring, existing or taken prior to or as of the Closing Date in respect of matters relating to the Company or any of its Subsidiaries;

(b)Effective as of the Closing, Seller, on its own behalf and on behalf of each of its Affiliates, Subsidiaries and each of their respective successors and assigns (together with Seller, each a “Seller Releasing Person”), hereby releases and forever discharges (and, upon Purchaser’s request, Seller shall cause any Seller Releasing Person to acknowledge and agree in writing to such release and discharge) Purchaser and its Affiliates (for the avoidance of doubt, including the Company and its Subsidiaries), successors and assigns and all of their respective current and former shareholders, officers, directors, managers, employees, agents and representatives (in each case, solely in their capacity as such) (each, a “Seller Released Person”) from all debts, demands, causes of action, suits, covenants, torts, damages and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at Law and in equity, known or unknown, accrued or unaccrued, which have been or could have been asserted against any Seller Released Person, which any Seller Releasing Person has or ever had, which arises out of or in any way relates to events, circumstances or actions occurring, existing or taken prior to or as of the Closing Date in respect of matters relating to the Company or any of its Subsidiaries;

provided that, notwithstanding the foregoing, Seller and Purchaser acknowledge and agree that this Section 9.11 does not apply to and shall not constitute a release of any rights or obligations arising under this Agreement or the Ancillary Agreements, and shall not obligate any party to refrain from making claims or commencing any proceedings arising under, or in connection with: (i) this Agreement or any Ancillary Agreement; or (ii) Fraud or Willful Breach.

9.12Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and each party thereto may become a party hereto by executing and delivering to the other parties hereto a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

9.13Interpretation. Article titles, headings to sections and the table of contents in this Agreement are inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation hereof.  The Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.  The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in any Schedule hereto is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no party hereto shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in a Schedule is or is not material for purposes hereof.  As used herein, “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import; “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words in a visible form; references to a “person” shall be construed broadly and shall include an individual, corporation, partnership, trust, proprietorship, association, governmental body, agency or subdivision or other entity, and shall also include its successors and permitted assigns; “hereof,” “herein,” “hereunder” and comparable terms refer to the entirety of this Agreement and not to any particular article, section or other subdivision hereof or attachment hereto; “Business Day” means a day other than Saturday or Sunday or a day on which banks are required or authorized to close for business by law in the State of New York; provided that such banks shall be deemed to be open for business in the event of a “shelter in place” order or similar closure of physical branch locations is required at the direction of any Governmental Authority if such banks’ electronic funds transfer systems (including wire transfers) are open for use by customers on such day; references to the masculine include the feminine and vice versa; references to the singular include the plural and vice versa; references to this Agreement or other documents are as amended or supplemented from time to time; references to “Article,” “Section” or another subdivision or to an attachment or “Schedule” are to an article, section or subdivision hereof or an attachment or Schedule hereto.  Where used with respect to information, the phrases “delivered,” “furnished” or “made available” means that the information referred to has been physically or electronically delivered to the relevant parties or their respective representatives, including, in the case of “made available” to Purchaser, material that has been posted in a “data room” (virtual or otherwise) established by Seller.

9.14Disclosure.  For the purpose of this Agreement, any disclosure made on one Schedule to this Agreement shall be deemed to be a disclosure for the purposes of each other Schedule to this Agreement to the extent that it is reasonably apparent on the face of such disclosure and without reviewing any other document, including any document referenced in such disclosure, that such disclosure is relevant to such other Schedule.  The inclusion of any information on any Schedule shall not be deemed to be an admission or acknowledgment by Seller, in and of itself, that such information is material to or outside the ordinary course of the business of the Company and its Subsidiaries, except as otherwise set forth in this Agreement.  The inclusion of any information on any Schedule relating to possible breaches or violations of, or defaults under any contract or Law shall not be deemed by any person as an admission that any breach or violation of, or default under, any such contract or Law exists, has occurred, is likely to occur or is possible.  In addition, the “Knowledge of Seller” or words of similar effect means the actual knowledge (after reasonable inquiry) of any of (i) Marc Reisch, (ii) John Carbone, (iii) Kevin Hayden, (iv) Brian Keck, (v) Jess Ravich and (vi) Brian Hartman; and to the “Knowledge of Purchaser” or words of similar effect means the actual knowledge (after reasonable inquiry) of any of (i) Rajeev Balakrishna, (ii) Sarah Hoxie and (iii) Dave McCree.

9.15Privilege; Waiver of Conflicts.  Purchaser, on behalf of itself and its Affiliates (which, for this purpose, shall be deemed after the Closing to include the Company and its Subsidiaries) hereby agrees that, notwithstanding any current or prior representation of the Company and its Subsidiaries and Seller by Shearman & Sterling LLP (“Prior Companies Counsel”), Prior Companies Counsel (a) shall be allowed to represent Seller in any matters or disputes that arise under or relate to the Transaction, (b) waives any claim that Purchaser, the Company, its Subsidiaries, or any of their Affiliates has or may have that Prior Companies Counsel has a conflict of interest or is otherwise prohibited from engaging in such representation, (c) agrees that, if a dispute arises after the Closing between Purchaser, the Company, its Subsidiaries or any of their respective Affiliates, on the one hand, and Seller or any of its Affiliates on the other hand, then Prior Companies Counsel may represent Seller in such dispute, even though the interests of Seller may be directly adverse to Purchaser, the Company and its Subsidiaries and even though Prior Companies Counsel may have represented the Company and its Subsidiaries in matters substantially related to such dispute or may be handling ongoing matters for the Company and its Subsidiaries, and (d) agrees that, after the Closing, Seller shall retain, own, and control (in its sole and absolute discretion) all communications between or among Prior Companies Counsel and Seller, the Company or its Subsidiaries to the extent that such communications are related to the Transaction, and with respect to such information, the attorney-client privilege and the expectation of client confidence belongs to Seller and may be controlled by Seller and shall not pass to or be claimed or disputed by Purchaser, the Company, its Subsidiaries, or any of their Affiliates; provided, however, that nothing herein is intended or shall be construed to constitute an agreement by Seller, the Company or its Subsidiaries to waive any privilege of the Company and its Subsidiaries with respect to any information or communication that does not relate to any dispute under or relating to the Transaction (it being understood that any privilege of the Company and its Subsidiaries that attaches with respect to such other matters will be controlled solely by the Company and its Subsidiaries after the Closing).  Additionally, if a dispute arises after the Closing between Purchaser, the Company or its Subsidiaries on the one hand, and any third party other than Seller on the other hand, then the Company or its Subsidiaries may assert the attorney-client privilege to prevent disclosure to such third party of confidential communications by Prior Companies Counsel; provided, however, that to the extent such privilege relates in any way to the Transaction, neither the Company nor its Subsidiaries may waive such privilege without the prior written consent of Seller (which shall not be unreasonably withheld, conditioned or delayed).

9.16No Presumption.  The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent and there shall be no presumption against the draftsman.

A-74

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

ALJ REGIONAL HOLDINGS, INC.

By:	/s/ Jess Ravich
	Name:	Jess Ravich
	Title:	Chief Executive Officer

LSC COMMUNICATIONS BOOK LLC

By:	/s/ Rajeev Balakrishna
	Name:	Rajeev Balakrishna
	Title:	General Counsel

PHOENIX COLOR CORP.

By:	/s/ Marc Reisch
	Name:	Marc Reisch
	Title:	Chairman

INDEX OF DEFINED TERMS

Term	Place of Definition
“Accounting Principles”	Section 1.02(a)(xvii)
“Acquisition Agreement”	Section 5.10(e)
“Acquisition Proposal”	Section 5.10(h)(i)
“Actions”	Section 3.08
“ADADP”	Section 7.05(b)
“Adverse Recommendation Change”	Section 5.10(e)
“Affiliate”	Section 3.21
“Affiliate Agreement”	Section 3.21
“Affiliate Agreements Termination”	Section 5.12(b)
“Agreement”	Recitals
“AGUB”	Section 7.05(b)
“Ancillary Agreements”	Section 1.02(a)(i)
“Anti-Corruption Laws”	Section 3.07(c)
“Anti-Money Laundering Laws”	Section 3.07(e)
“Antitrust Law”	Section 5.04(b)
“Balance Sheet Date”	Section 3.09(a)
“Base Amount”	Section 1.02(a)(ii)
“Base Purchase Price”	Section 1.02(a)(iii)
“Capital Leases”	Section 1.02(a)(vi)
“Cash”	Section 1.02(a)(iv)
“Change in Control Payment”	Section 1.02(a)(v)
“Closing”	Section 2.01
“Closing Adjustment Amounts”	Section 1.02(c)(ii)
“Closing Date”	Section 2.01
“Closing Indebtedness”	Section 1.02(a)(vi)
“Closing Statement”	Section 1.02(c)(ii)
“Code”	Section 1.02(a)(vii)
“Company”	Recitals
“Company Confidential Information”	Section 5.02(c)
“Company Financial Statements”	Section 3.09(a)
“Company Insurance Policies”	Section 3.25(a)
“Company Occurrence-Based Insurance Claim”	Section 5.19
“Company Plan”	Section 3.14(a)
“Company Shares”	Recitals
“Competing Business”	Section 5.21(a)
“Computer Systems”	Section 3.11(i)
“Confidentiality Agreement”	Section 5.02(a)
“Continuing Employees”	Section 5.07(a)
“COVID-19 Laws”	Section 1.02(a)(viii)
“COVID-19 Measures”	Section 5.01(b)(xxi)
“Credit Agreements”	Section 5.01(b)(vii)
“Data Protection Laws”	Section 3.12(a)
“Data Protection Requirements”	Section 3.12(a)
“Deficiency Amount”	Section 1.02(c)(v)
“Designated Jurisdiction”	Section 3.07(g)
“Determination Date”	Section 5.22
“DGCL”	Recitals
“Disputed Amounts”	Section 1.02(c)(ii)
“DOJ”	Section 5.04(b)
“Draft Allocation”	Section 7.05(b)
“D&O/EPL/Fiduciary Policies”	Section 5.11(b)

Term	Place of Definition
“Environmental Claim”	Section 3.17(h)(i)
“Environmental Laws”	Section 3.17(h)(ii)
“ERISA”	Section 1.02(a)(ix)
“ERISA Affiliate”	Section 1.02(a)(x)
“Estimated Closing Indebtedness”	Section 1.02(c)(i)
“Estimated Closing Statement”	Section 1.02(c)(i)
“Estimated Transaction Expenses”	Section 1.02(c)(i)
“Estimated Working Capital Amount”	Section 1.02(c)(i)
“Excess Amount”	Section 1.02(c)(v)
“Exchange Act”	Section 3.09(d)
“Export/Import Laws”	Section 3.07(h)
“Family Member”	Section 3.21
“FCPA”	Section 3.07(c)
“Final Allocation”	Section 7.05(b)
“Final Closing Indebtedness”	Section 1.02(c)(ii)
“Final Purchase Price”	Section 1.01(b)
“Final Transaction Expenses”	Section 1.02(c)(ii)
“Final Working Capital Amount”	Section 1.02(c)(ii)
“Fraud”	Section 8.02(a)
“FTC”	Section 5.04(b)
“GAAP”	Section 1.02(c)(i)
“Governmental Authority”	Section 1.02(a)(xi)
“Historical Financial Statements”	Section 3.09(a)
“HSR Act”	Section 3.06
“Independent Accountant”	Section 1.02(c)(ii)
“Independent Accountant Dispute Notice”	Section 1.02(c)(ii)
“Intellectual Property”	Section 3.11(a)
“Intercompany Indebtedness Termination”	Section 5.12(a)
“Intervening Event”	Section 5.10(h)(ii)
“Inventory”	Section 3.26(b)
“IP License”	Section 3.11(d)
“IRS”	Section 3.14(a)
“Knowledge of Purchaser”	Section 9.14
“Knowledge of Seller”	Section 9.14
“Laws”	Section 3.05(a)
“Leased Real Property”	Section 3.18(h)(i)
“Lien”	Section 3.18(h)(ii)
“Major Customers”	Section 3.13(a)
“Major Suppliers”	Section 3.13(a)
“Marks”	Section 5.14
“Material Adverse Effect”	Section 3.07(b)
“Material Contracts”	Section 3.13(a)
“Materials of Environmental Concern”	Section 3.17(h)(iii)
“Measurement Time”	Section 1.02(c)(i)(x)
“Minimum Cash Requirement”	Section 5.01(a)
“Most Recent Financial Statements”	Section 3.09(a)
“Non‑Recourse Party”	Section 9.09
“Notice of Purchase Price Adjustment Disagreement”	Section 1.02(c)(ii)
“Notice Period”	Section 5.10(e)(ii)
“OFAC”	Section 3.07(i)
“Open Source Code”	Section 3.11(h)
“Order”	Section 1.02(a)(xii)
“Outside Date”	Section 8.01(a)(ii)

Term	Place of Definition
“Owned Intellectual Property”	Section 1.02(a)(xiii)
“Owned Real Property”	Section 3.18(h)(iii)
“Payer”	Section 7.04
“Permits”	Section 3.07(a)
“Permitted Exceptions”	Section 3.18(h)(iv)
“Personal Data”	Section 3.12(a)
“Plan”	Section 3.14(k)
“Policy Termination Event”	Section 5.11(b)
“Post‑Closing Tax Period”	Section 3.16(i)
“Pre‑Closing Tax Period”	Section 3.16(i)
“Prior Companies Counsel”	Section 9.15
“Privacy Policies”	Section 3.12(a)
“Proprietary Software”	Section 3.11(e)
“Proxy Statement”	Section 5.09(a)
“Purchase Price Adjustment Review Period”	Section 1.02(c)(ii)
“Purchaser”	Preamble
“Purchaser Documents”	Section 4.01
“Purchaser Released Person”	Section 9.11(a)
“Purchaser Releasing Person”	Section 9.11(a)
“Qualifying Transaction”	Section 8.02(b)
“Real Property Leases”	Section 3.18(b)
“Reference Working Capital Amount”	Section 1.02(a)(xiv)
“Reisch Employment Agreement”	Section 5.23
“Reisch Novation Agreement”	Section 5.23
“Release”	Section 3.17(h)(iv)
“Registered Owned Intellectual Property”	Section 1.02(a)(xv)
“Required Seller Vote”	Section 3.04
“Resignation Letter”	Section 5.08
“R&W Policy”	Section 5.20
“Sanction(s)”	Section 3.07(i)
“Schedules”	Article III
“SEC”	Section 5.09(a)
“Section 336(e) Agreement”	Section 7.05(a)(i)
“Section 336(e) Election”	Section 7.05(a)
“Section 336(e) Election Documents”	Section 7.05(a)(iv)
“Securities Act”	Section 4.08
“Seller”	Preamble
“Seller Board”	Recitals
“Seller Documents”	Section 3.04
“Seller Occurrence-Based Insurance Policy	Section 5.19
“Seller Plan”	Section 3.14(a)
“Seller Released Person”	Section 9.11(b)
“Seller Releasing Person”	Section 9.11(b)
“Seller Stockholder Meeting”	Section 5.09(a)
“Solvent”	Section 4.09
“Straddle Period”	Section 7.01(b)
“Subsidiary”	Section 3.03(a)
“Subsidiary Shares”	Section 3.03(b)
“Superior Proposal”	Section 5.10(h)(iii)
“Tail Insurance Period”	Section 5.11(b)
“Tax Return”	Section 3.16(p)(i)
“Taxes”	Section 3.16(p)(ii)
“Termination Fee”	Section 8.02(b)

Term	Place of Definition
“Trademark Transition Period”	Section 5.14
“Trademarks”	Section 3.11(a)
“Transaction”	Recitals
“Transaction Expenses”	Section 1.02(a)(xvi)
“Transfer Taxes”	Section 7.04
“Welfare Benefit Plan”	Section 5.07(d)
“Willful Breach”	Section 8.02(a)
“Working Capital”	Section 1.02(a)(xvii)
“401(k) Plan”	Section 5.07(d)

ANNEX B

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of February 3, 2022, is by and between LSC Communications Book LLC, a Delaware limited liability company (“Purchaser”), and Jess Ravich (“Stockholder”).  Purchaser and Stockholder are referred to herein each individually as a “Party” and together as the “Parties”.

WHEREAS, as of the date hereof, Stockholder is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial owner,” “beneficial ownership” or “own beneficially” is used) of the number of shares of common stock, par value $0.01 per share (“Common Stock”), of ALJ Regional Holdings, Inc., a Delaware corporation (“Seller”), set forth on Schedule A (all such shares set forth on Schedule A, together with any shares of Common Stock of Seller that are hereafter issued to or otherwise acquired or owned of record or beneficially by Stockholder and/or any of Stockholder’s controlled Affiliates prior to the termination of this Agreement, the “Subject Shares”);

WHEREAS, Purchaser, Seller and Phoenix Color Corp. (the “Company”) are, contemporaneously with the execution and delivery of this Agreement, entering into a Stock Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), which provides, among other things, for the purchase of the Company Shares by Purchaser from Seller (the “Transaction”), upon the terms and subject to the conditions set forth in the Purchase Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement);

WHEREAS, the Board of Directors of Seller has (a) resolved that the entry into the Purchase Agreement and the consummation of the Transaction are expedient and for the best interests of Seller, (b) approved the Purchase Agreement and the consummation by Seller of the Transaction on the terms and subject to the conditions set forth in the Purchase Agreement, subject to the Required Seller Vote, (c) recommended that the Transaction be authorized and approved by Seller’s stockholders, and (d) directed that the Transaction be submitted to Seller’s stockholders for authorization and approval; and

WHEREAS, as a condition to its willingness to enter into the Purchase Agreement, Purchaser has required that Stockholder, and as an inducement and in consideration therefor, Stockholder (in Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Article I
VOTING AGREEMENT

Stockholder hereby covenants and agrees that:

1.1.	Voting of Subject Shares.

(a)Prior to the Termination Date, at every meeting of the holders of Common Stock (the “Seller Stockholders”), however convened, at which any of the following matters is considered or voted upon, and on every action or approval by written consent of the Seller Stockholders with respect to any of the following matters, Stockholder shall vote (including by proxy) or give written consent, or cause the holder of record on any applicable record date to vote (including by proxy) or give written consent, with respect to the Subject Shares, other than any Excess Shares (as defined in the Voting Agreement, dated as of September 6, 2019, by and between Stockholder and Seller (the “Existing Voting Agreement”)):

(i)in favor of authorizing or approving the Transaction and the other transactions contemplated by the Purchase Agreement;

(ii)in favor of any other matter necessary for consummation of the transactions contemplated by the Purchase Agreement;

(iii)in favor of any proposal to adjourn a meeting of the Seller Stockholders to solicit additional votes, proxies or written consents in favor of authorizing or approving the Transaction; and

(iv)against (1) any Acquisition Agreement (other than the Purchase Agreement), (2) any Acquisition Proposal (including any Superior Proposal), without regard to the terms of such Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to the Transaction or in competition or inconsistent with the transactions contemplated by the Purchase Agreement, (3) any action that would reasonably be expected to result in (x) a breach of or failure to perform, in any material respect, any representation, warranty, covenant or agreement of Seller under the Purchase Agreement or (y) any of the conditions set forth in Article VI of the Purchase Agreement not being satisfied, (4) except as expressly contemplated by the Purchase Agreement or approved in writing by Purchaser, any action that would change in any manner the capitalization of Seller, including the voting rights of any stockholder of Seller, and (5) any action, agreement or proposal that is intended to, or would reasonably be expected to, prevent or materially delay, impede or interfere with, the consummation of the transactions contemplated by the Purchase Agreement, including the Transaction;

in each case, subject to the terms of Section 1.3 of this Agreement.

(b)Prior to the Termination Date, Stockholder shall be present, in person or by proxy, or cause the holder of record to be present, in person or by proxy, at all meetings of the Seller Stockholders at which any of the matters referred to in Section 1.1(a) is to be voted upon so that all Subject Shares are counted for the purposes of determining the presence of a quorum at such meetings.

(c)Except as explicitly set forth in this Section 1.1, nothing in this Agreement shall limit the right of Stockholder to vote (including by proxy or written consent, if applicable) in favor of or against, or to abstain with respect to, any other matters presented to the Seller Stockholders.

(d)Nothing in this Agreement shall limit the right of Stockholder or Seller or any of their respective proxies from voting any Excess Shares in accordance with the terms of the Existing Voting Agreement on any matters presented to the Seller Stockholders.

1.2.No Inconsistent Arrangements.  Except as provided hereunder, prior to the Termination Date, Stockholder shall not (and shall cause the holder of record with respect to any such Subject Shares not to), directly or indirectly, (a) Transfer or enter into any contract with respect to any Transfer of the Subject Shares or any interest therein, unless the transferee of the Subject Shares is an Affiliate of Stockholder and, if such Affiliate is not controlled by Stockholder, prior to making such Transfer, such transferee (i) has agreed in a written instrument delivered to Purchaser to be bound by the terms of this Agreement to the same extent as Stockholder with respect to the Subject Shares so transferred and (ii) would constitute a Stockholder Party, (b) except as set forth in the Existing Voting Agreement, solely with respect to any Excess Shares, grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, with any such proxy, power of attorney or other authorization being void from the outset, (c) enter into any agreement or take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing Stockholder from performing any of Stockholder’s material obligations under this Agreement, (d) amend or modify, or agree to the amendment or modification of, the Existing Voting Agreement, or (e)  deposit or permit the deposit of the Subject Shares into a voting trust or enter into a voting agreement or any other arrangement with respect to the Subject Shares.  Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 1.2 shall be null and void and of no effect whatsoever.  For purposes of this Agreement, “Transfer” shall mean (i) any direct or indirect offer, sale, assignment, encumbrance, disposition, distribution, loan, gift or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, disposition, loan or other transfer (by operation of law or otherwise), of any Subject Shares or any interest in any Subject Shares (in each case, other than this Agreement), (ii) entry into any hedge, swap or other transaction or contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Subject Shares, whether any such transaction is to be settled by delivery of Subject Shares, in cash or otherwise, or (iii) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii).

1.3.No Obligation to Exercise Options, Warrants or Other Securities.  Nothing contained in this Agreement shall require Stockholder (or shall entitle any proxy of Stockholder) to (a) convert, exercise or exchange any options, warrants or convertible securities in order to obtain any underlying Subject Shares which may be voted or (b) vote, or execute any consent with respect to, any Subject Shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

1.4.No Legal Action.  Stockholder shall not bring, commence, institute, maintain, prosecute or voluntarily aid any claim, appeal, or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (b) alleges that the execution and delivery of this Agreement by Stockholder (or Stockholder’s performance hereunder) breaches any fiduciary duty of the Seller Board (or any member thereof) or any duty that Stockholder has (or may be alleged to have) to Seller or to the other Seller Stockholders.

1.5.	Irrevocable Proxy.

(a)Stockholder hereby, and without the need for any further action by Stockholder, grants a proxy to, and appoints, Purchaser, and any Person designated in writing by Purchaser, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), to vote the Subject Shares, other than any Excess Shares, or execute and deliver a written consent for and in the name of Stockholder in respect of the Subject Shares, other than any Excess Shares, in each case, on or prior to the Termination Date, solely in respect of the matters specified in Section 1.1(a) of this Agreement and in the manner set forth in such Section 1.1(a).  This proxy shall be irrevocable (pursuant to Section 212(e) of the DGCL) and is coupled with an interest and Stockholder shall take such further action or execute such other instruments as may be requested by Purchaser and necessary to effectuate the intent of such proxy.  Such proxy shall continue in force until it expires, automatically and without further action by the Parties, upon termination of this Agreement.  Purchaser agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement.

(b)Stockholder hereby represents to Purchaser that any proxies heretofore given in respect of the Subject Shares owned beneficially or of record by Stockholder, other than any proxies given pursuant to the Existing Voting Agreement with respect to any Excess Shares, are not irrevocable and hereby revokes any and all prior proxies or powers of attorney given by Stockholder with respect to the voting of any such Subject Shares inconsistent with the terms of Section 1.1(a) of this Agreement and has taken such further action and executed such other instruments as required to revoke any such proxies.  Stockholder hereby affirms that the irrevocable proxy granted by Stockholder herein is given in connection with the execution of the Purchaser Agreement and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement.  Subject to the other terms and provisions of this Agreement and the Purchase Agreement, Stockholder shall retain the right to vote or cause to be voted all of Stockholder’s Subject Shares in Stockholder’s sole discretion (other than any Excess Shares, which shall be voted in accordance with the Existing Voting Agreement) on all matters not specified in Section 1.1(a) of this Agreement.

1.6.Release.  Stockholder acknowledges and agrees to the terms and conditions set forth on Exhibit A hereto.

1.7.Certain Events.  In the event of any stock split, stock dividend, merger, amalgamation, reorganization, recapitalization or other change in the capital structure of Seller affecting the Common Stock or other voting securities of Seller, the number of Subject Shares shall be deemed adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other securities of Seller issued to or acquired by Stockholder.

1.8.Controlled Affiliates.  Any and all obligations of Stockholder under this Agreement shall be deemed to be obligations of any of Stockholder’s controlled Affiliates that at any time own, beneficially or of record, any Subject Shares (the “Stockholder Parties”).  Stockholder shall cause the Stockholder Parties to adhere to the terms of this Agreement and any violation of this Agreement by any Stockholder Party shall be deemed to be a breach of this Agreement by Stockholder.

Article II
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Purchaser that:

2.1.Authorization; Binding Agreement.  Stockholder has full legal capacity and right to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, including to cause each Stockholder Party to perform the obligations of Stockholder and consummate the transactions contemplated hereby as if such Stockholder Party were a named party under this Agreement).  This Agreement has been duly and validly executed and delivered by Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Purchaser, constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, subject to (a) applicable bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (the “Enforceability Exceptions”).

2.2.Ownership of Subject Shares; Total Shares.  On the date hereof, Stockholder is the record or beneficial owner of the number of Subject Shares set forth on Schedule A hereto, and has good and marketable title to, and, except as set forth in Section 1.2(a), at all times up until the Termination Date will hold, the Subject Shares free and clear of any Lien (including any restriction on the right to vote or otherwise Transfer the Subject Shares), except (a) as provided hereunder, (b) pursuant to any applicable restrictions on Transfer under the Securities Act, and (c) solely with respect to any Excess Shares, as set forth in the Existing Voting Agreement.  The Subject Shares listed on Schedule A constitute all of the shares of Common Stock of Seller owned of record and beneficially by Stockholder as of the date hereof.  Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire the Subject Shares.

2.3.Voting Power.  Except as provided in the Existing Voting Agreement, solely with respect to any Excess Shares, and this Agreement, (a) Stockholder has full voting power, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Subject Shares, and none of the Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, and (b) as of the date hereof, Stockholder has not: (i) granted or permitted the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, with any such proxy, power of attorney or other authorized being void from the outset; (ii) deposited or permitted the deposit of the Subject Shares into a voting trust or entered into a voting agreement or any other arrangement with respect to the Subject Shares, and (iii) amended or modified, or agreed to the amendment or modification of, the Existing Voting Agreement.

2.4.No Violation.  Neither the execution and delivery of this Agreement by Stockholder nor the performance of Stockholder’s obligations under this Agreement will, with or without the giving of notice or the lapse of time or both, (A) constitute a violation by Stockholder of any applicable Law or (B) result in a breach or termination of, constitute a default under, accelerate the performance required by the terms, conditions or provisions of, or otherwise violate any contract, understanding or agreement to which Stockholder is a party, except, in the case of the immediately preceding clauses (A) and (B), to the extent that any such violation would not reasonably be expected to, individually or in the aggregate, prevent, delay, impede or interfere with Stockholder from performing Stockholder’s obligations under this Agreement.

2.5.No Litigation.  As of the date hereof, (a) there are no Actions pending, or, to the Knowledge of Stockholder, threatened, which involve Stockholder or any of Stockholder’s properties or assets (including the Subject Shares), before any court or before any Governmental Authority, and (b) there are no material outstanding Orders by which Stockholder or any of Stockholder’s assets (including the Subject Shares) are bound or subject, in each case, that could reasonably be expected to, individually or in the aggregate, prevent, delay, impede or interfere with Stockholder’s ability to perform Stockholder’s obligations under this Agreement.

Article III
REPRESENTATIONS AND WARRANTIES OF Purchaser

Purchaser hereby represents and warrants to Stockholder that:

3.1.Organization; Authorization.  Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.  The consummation of the transactions contemplated hereby are within Purchaser’s powers and have been duly authorized by all necessary actions on the part of Purchaser.  Purchaser has full power and authority to execute, deliver and perform this Agreement.

3.2.Binding Agreement.  This Agreement has been duly authorized, executed and delivered by Purchaser, and, assuming this Agreement constitutes a valid and binding obligation of Stockholder, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to the Enforceability Exceptions.

Article IV
MISCELLANEOUS

4.1.Non-Survival.  Intending to modify the applicable statute of limitations, the Parties agree that the representations and warranties set forth in this Agreement shall terminate effective as of the Closing and shall not survive the Closing for any purpose, and thereafter there shall be no liability on the part of, nor shall any claim be made by, either Party or any of their respective

Affiliates in respect thereof.  Each of the Parties (in each case, on behalf of such Party and such Party’s Affiliates and each of their respective representatives) agrees that, from and after the Closing, under no circumstances will Purchaser, Stockholder or any other Person have any liability or responsibility for any losses, damages, liabilities, penalties, fines, costs or expenses of whatever kind or nature relating to or arising from any actual or alleged breach of any representation or warranty set forth in this Agreement.  This Section 4.1 shall not limit, hinder or in any way affect the release contemplated by Section 1.6 and set forth on Exhibit A, which shall, for the avoidance of doubt, survive the Closing.

4.2.Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by email (with confirmation of receipt email) or (c) received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice to the other Party in accordance with this Section 4.2):

If to Purchaser, to:

LSC Communications Book LLC
4101 Winfield Road

Warrenville, IL 60555
Attention:  Rajeev Balakrishna

Email:  rajeev.balakrishna@lsccom.com

with a copy to (which will not constitute notice to Purchaser):

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention:  Steven Seidman, Mark A. Cognetti and Laura H. Acker
Email:  sseidman@willkie.com, mcognetti@willkie.com and lacker@willkie.com

If to Stockholder, to:

Jess Ravich
ALJ Regional Holdings, Inc.
244 Madison Avenue, PMB #358
New York, NY 10016
Email:  jessravich@gmail.com

with a copy to (which shall not constitute notice to Stockholder):

Shearman & Sterling LLP
1460 El Camino Real, 2nd Floor
Menlo Park, CA 94025
Attention:  Christopher M. Forrester; Cody Wright
Email:  Chris.Forrester@shearman.com; Cody.Wright@shearman.com

4.3.Termination.  This Agreement shall terminate (the date on which this Agreement terminates, the “Termination Date”) automatically, without any notice or other action by any Person or Party, upon the earliest of (a) the termination of the Purchase Agreement in accordance with its terms, (b) the date upon which the Seller Board shall have effected (or is deemed to have effect pursuant to the terms of the Purchase Agreement) an Adverse Recommendation Change and (c) the Closing.  In addition to the foregoing, this Agreement may be terminated at any time by the written consent of the Parties.  Upon termination of this Agreement, neither Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article IV shall survive any termination of this Agreement.

4.4.Waiver.  Any provision of this Agreement may be waived only in a writing signed by the Party against whom enforcement of any such waiver is sought.  No action or non-action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of either Party, shall be deemed to constitute a waiver by the Party taking such action or non-action of compliance with any representation, warranty, covenant or agreement contained herein.  No failure on the part of either Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

4.5.Entire Agreement.  This Agreement, including the Schedules hereto, contains the entire understanding of the Parties with respect to the subject matter contained herein.  This Agreement supersedes all prior and contemporaneous agreements, arrangements, contracts, discussions, negotiations, undertakings and understandings (whether written or oral) between the Parties with respect to such subject matter.

4.6.Amendment.  This Agreement may be amended, supplemented or changed only by a written instrument making specific reference to this Agreement executed by each Party.

4.7.Assignment.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors by operation of law and permitted assigns of the Parties.  No assignment of this Agreement may be made by either Party at any time, whether or not by operation of law, without the prior written consent of the other Party.

4.8.Governing Law; Submission to Jurisdiction; Consent to Service of Process.

(a)This Agreement, and all claims or causes of action (whether in contract, tort, or pursuant to any other legal theory) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflicts of laws principles that would require or permit the application of the laws of another jurisdiction.

(b)The Parties hereby irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in New Castle County, Delaware over all claims or causes of action (whether in contract, tort, or pursuant to any other legal theory) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and each Party hereby irrevocably agrees that all such claims and causes of action must be heard and determined in such courts and each Party hereby waives any objection on the basis of personal jurisdiction.  The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection that they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)Each Party hereby consents to process being served by the other Party in any Action relating to this Agreement by the delivery of a copy thereof in accordance with the provisions of Section 4.2.

4.9.Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY EXPRESSLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT) BROUGHT BY OR AGAINST SUCH PARTY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT).  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NEITHER THE OTHER PARTY NOR ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS OF THIS SECTION 4.9.  EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

4.10.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.11.Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any Law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect.  Any such term or provision held invalid, illegal, or incapable of being enforced only in part or degree will remain in full force and effect to the extent not held invalid, illegal, or incapable of being enforced.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, such term or provision is hereby deemed modified to give effect to the original written intent of the Parties to the greatest extent consistent with being valid and enforceable under applicable Law.

4.12.Specific Enforcement.  The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction and that this shall include the right of each Party to cause the other Party to fully perform the terms of this Agreement to the fullest extent permissible pursuant to this Agreement and applicable Laws and to thereafter cause this Agreement and the transactions contemplated by this Agreement to be consummated on the terms and subject to the conditions thereto set forth in this Agreement.  Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a Party may have under this Agreement.  Each Party hereby waives (a) any defense in any action for specific performance, including the defense that a remedy at law would be adequate and (b) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

4.13.Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies of any nature whatsoever under or by reason of this Agreement.

4.14.Negotiation and Drafting.  The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement.

4.15.No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares and all ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder.  Except as otherwise provided herein, Purchaser shall not have any authority to direct Stockholder in the voting or disposition of any Subject Shares.

4.16.Capacity as Stockholder.  Stockholder signs this Agreement solely in Stockholder’s capacity as a Seller Stockholder, and not in Stockholder’s capacity as a director, officer or employee of Seller or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust.  Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict Stockholder in the exercise of his fiduciary duties as a director or officer of Seller or in his capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of Stockholder from taking any action in his capacity as such director, officer, trustee or fiduciary.

4.17.Definitions.  In this Agreement: “Person” means any individual, corporation, partnership, trust, proprietorship, association, governmental body, agency or subdivision or other entity; and “Affiliate” means, when applied to any person, any other person directly or indirectly controlling, controlled by or under common control with such person, provided that, for the avoidance of doubt, neither Seller nor any of its Subsidiaries shall be deemed an Affiliate of Stockholder (and vice versa).

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

Purchaser: LSC COMMUNICATIONS BOOK LLC

By:	/s/ Rajeev Balakrishna
	Name:	Rajeev Balakrishna
	Title:	General Counsel, Chief Compliance Officer and Secretary

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER:
/s/ Jess Ravich
Jess Ravich

Schedule A

Subject Shares

24,621,254*

* Includes 9,836,043 shares of Common Stock that would be issuable upon the exercise or conversion of certain option awards, warrants and convertible promissory notes beneficially owned by Stockholder (but which are not shares of Common Stock as of the date of this Agreement).

b-14

Exhibit A

Release

Effective as of the Closing, Stockholder, on Stockholder’s own behalf and on behalf of each of Stockholder’s Affiliates and each of their respective successors and assigns (together with Stockholder, each a “Stockholder Releasing Person”), hereby releases and forever discharges (and, upon Purchaser’s request, Stockholder shall cause any Stockholder Releasing Person to acknowledge and agree in writing to such release and discharge) Purchaser, the Company and its Subsidiaries, and each of their respective Affiliates (as of immediately following the Closing), successors and assigns and all of their respective current and former shareholders (except in the case of the Company and its Subsidiaries), officers, directors, managers, employees, agents and representatives (in each case, solely in their capacity as such) (each, a “Stockholder Released Person”) from all debts, demands, causes of action, suits, covenants, torts, damages and any and all claims, defenses, offsets, judgments, demands and liabilities whatsoever, of every name and nature, both at Law and in equity, known or unknown, accrued or unaccrued, which have been or could have been asserted against any Stockholder Released Person, which any Seller Releasing Person has or ever had, which arises out of or in any way relates to events, circumstances or actions occurring, existing or taken prior to or as of the Closing Date in respect of matters relating to the Company or any of its Subsidiaries; provided that, notwithstanding the foregoing, Stockholder and Purchaser acknowledge and agree that this Exhibit A does not apply to, and shall not constitute a release of, any rights or obligations arising under this Agreement or the Purchase Agreement, and shall not obligate either Party to refrain from making claims or commencing any proceedings arising under, or in connection with this Agreement or the Purchase Agreement.

ANNEX C

OPINION OF LINCOLN INTERNATIONAL LLC

[Letterhead of Lincoln International]

February 3, 2022

Board of Directors

ALJ Regional Holdings, Inc.

244 Madison Avenue, PMB Suite 358

New York, NY 10016

Members of the Board of Directors (the “Board”):

You have requested that Lincoln International LLC (“Lincoln”) render an opinion (the “Opinion”) as to the whether the Consideration (as defined herein) to be received by ALJ Regional Holdings, Inc. (collectively with its subsidiaries and affiliates, the “Company”) in connection with the Transaction (as defined herein) is fair from a financial point of view to the Company.

Background of the Transaction

It is Lincoln’s understanding that pursuant to and as fully described in the Stock Purchase Agreement (as defined herein) among the Company and LSC Communications Book LLC (“Purchaser”), the Company will sell 100% of its holdings of common stock of Phoenix Color Corp. (“Phoenix”) representing 100% of the outstanding class A stock of Phoenix, to the Purchaser for cash consideration of $134,775,000 (the “Consideration”), subject to certain adjustments as described in the Stock Purchase Agreement (the “Transaction”).

Scope of Analysis

In connection with this Opinion, Lincoln has, among other things:

•	Reviewed the following documents provided to us by management of the Company and management of Phoenix (collectively, “Management”):
a.	Financial statements for Phoenix, including corporate allocations, for the fiscal years ended September 30, 2019 through September 30, 2021 and for the three months ended December 31, 2021;
b.	The financial projections for Phoenix for the fiscal years ending September 30, 2022 through September 30, 2025 (the “Management Projections”);
c.

A letter addressed to us by management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company, dated February 2, 2022;

d.	A draft of the stock purchase agreement between the Company, Phoenix and Purchaser dated as of February 3, 2022 (the “Stock Purchase Agreement”); and
e.	The Confidential Information Presentation for the Company dated June 2021;
•	Discussed the terms and circumstances surrounding the Transaction with Management;
•	Met virtually with Management, discussed the business, financial outlook and prospects of Phoenix;
•

Reviewed certain financial and other information for Phoenix, and compared that data and information with certain stock trading, financial and corresponding data and information for companies with publicly traded securities as of the date hereof, none of which is directly comparable to Phoenix, that we deemed relevant;

•

Performed certain valuation and comparative financial analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies and an analysis of change of control M&A transactions that we deemed relevant; and

•	Considered such other information, financial studies, generally accepted valuation and analytical techniques and investigations and financial, economic and market criteria that we deemed relevant.

Assumptions, Qualifications, and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Transaction, Lincoln has, with the Company’s consent:

1)

Relied upon and assumed the accuracy and completeness of all of the financial, accounting, legal, tax and other information we reviewed, and we have not assumed any responsibility for the independent verification of, nor independently verified, any of such information;

2)	Relied upon the assurances of the Company and Phoenix that they are unaware of any facts or circumstances that would make such information materially incomplete or misleading;
3)

Relied upon the fact that the Board, the Company and Phoenix have been advised by counsel with respect to the Transaction and that the Transaction will be consummated in a valid and timely manner that complies in all respects with all applicable federal and state statutes, rules and regulations;

4)

Assumed that the financial forecasts, including the Management Projections, the unaudited interim financial statements, and other financial information provided to Lincoln by the Company and Phoenix were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the applicable parties who prepared them, and Lincoln assumes no responsibility for and expresses no opinion on the assumptions, estimates, and judgments on which such forecasts, including the Management Projections, interim financial statements, and other financial information were based;
5)

Assumed that in the course of obtaining any necessary regulatory and third-party consents, approvals and agreements for the Transaction, no modification, delay, limitation, restriction, or condition will be imposed that will have an adverse effect on Phoenix, the Company or the Transaction;

6)

Assumed that all of the conditions required to implement the Transaction will be satisfied and that the Transaction will be consummated in accordance with the terms outlined by the Company and other documents made available to Lincoln, without waiver, modification or amendment of any term, condition or agreement therein that is material to Lincoln’s analysis;

7)

Assumed that there has been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations, or prospects of Phoenix, including the Management Projections, since the most recent financial information was made available to Lincoln;

8)	Assumed that the representations and warranties made in the Stock Purchase Agreement are true and correct in all material respects;
9)	Assumed that the final terms of the Transaction will not vary materially from those set forth in the copies or drafts, as applicable, reviewed by Lincoln; and
10)	Assumed that the final versions of all documents conform in all material respects to the drafts reviewed by Lincoln.

Lincoln has prepared this Opinion as of the date hereof.  This Opinion is necessarily based on financial, economic, market and other conditions as they exist on and the information made available to us, as of the date hereof. Although subsequent developments may affect this Opinion, Lincoln does not have any obligation to update, revise or reaffirm this Opinion.

Lincoln did not evaluate Phoenix’s or the Company’s solvency and was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of Phoenix, the Company or any of their respective subsidiaries, nor was Lincoln furnished with any such evaluations or appraisals.  Lincoln was not requested to, nor did Lincoln, participate in the negotiation or structuring of the Transaction, and therefore, Lincoln has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Stock Purchase Agreement. Lincoln was not requested to, nor did Lincoln, seek alternative candidates for the Transaction.

This Opinion (i) does not address the relative merits of the Transaction as compared to other transaction structures, transactions or business strategies that may be available to the Company, Phoenix or the Board, (ii) does not address or constitute a recommendation regarding the decision of the Board to authorize the execution of the Stock Purchase Agreement, or to engage in the Transaction, (iii) does not constitute advice or a recommendation to the Board, Phoenix, the Company or any security holder as to how they should act or vote with respect to any matter relating to the Transaction, and (iv) only addresses the fairness from a financial point of view of the Consideration to be received by the Company in the Transaction and does not address any other terms, aspects or implications of the Transaction, or any agreements, arrangements or understandings entered into in connection with the Transaction or otherwise. We express no opinion about the fairness of any portion or aspect of the Transaction to (i) the holders of any class of securities, creditors or other constituencies of any stockholder of the Company or Phoenix, or any other party, or (ii) any one class or group of any stockholder of the Company’s, Phoenix’s or any other party’s security holders, creditors or other constituencies vis-à-vis any other class or group of any stockholder of the Company’s, Phoenix’s or such other party’s security holders, creditors or other constituents (including, without limitation, the allocation of any Consideration among or within such classes or groups of security holders or other constituents). This Opinion does not indicate that the Consideration to be received is the best possibly attainable under any circumstances; instead, it merely states whether the Consideration to be received by the Company, together with its subsidiaries taken as a whole, in the Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Transaction or any related transaction depends on an assessment of factors unrelated to the financial analyses on which this Opinion is based.

Lincoln expresses no opinion as to what the market price or value of the stock of the Company or Phoenix will be after the announcement of the Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s or Phoenix’s credit worthiness, as tax advice, or as accounting advice. We also express no opinion about the amount or nature of any compensation or equity arrangement to be given to the Company’s or Phoenix’s officers, directors or employees, or class of such persons, in connection with the Transaction relative to the Consideration in the Transaction.

It is understood that this Opinion is solely for the use and benefit of the Board in connection with the Transaction.   This Opinion may not be used or relied upon by any other persons for any other purpose and is not intended to and does not confer any rights or remedies upon any other person.  Except as contemplated by the Engagement Letter, dated as of October 8, 2021, among Lincoln and the Company, neither this Opinion nor any other advice or information provided by Lincoln, whether oral or written, may be disclosed, reproduced, disseminated, summarized, quoted from or referred to, in whole or in part, without our prior written consent.  This Opinion does not create any fiduciary duty on the part of Lincoln to the Company, Phoenix, the Board, the shareholders of the Company or Phoenix or any other party.

Disclosure of Relationships

Lincoln will receive a customary fee from the Company for our services, a portion of which was payable upon our retention, and the balance upon our having informed the Board that we were prepared to render this Opinion.  No portion of our fee is contingent upon either the conclusion reached herein or the consummation of the Transaction.  In addition, the Company has agreed to indemnify us and certain related parties against certain liabilities, and to reimburse us for certain expenses, arising in connection with or as a result of our engagement.  We and our affiliates provide a range of investment banking and financial services and, in that regard, we and our affiliates have provided, and may in the future provide, investment banking and other financial services to the Company and each of its affiliates, for which we and our affiliates would expect to receive compensation.  Within the prior two years, Lincoln was retained by the Company to act as its exclusive investment banking financial advisor in connection with the refinancing of the Company’s capital structure on December 14, 2020 as well as provide a fairness opinion on its sale of certain operating divisions of its subsidiary, Faneuil, Inc. on December 31, 2021 for which Lincoln was indemnified, paid customary professional fees, and expense reimbursements.

Conclusion

Based on and subject to the foregoing, and in reliance thereon, we are of the opinion that, as of the date hereof, the Consideration to be received by the Company in the Transaction is fair, from a financial point of view, to the Company.

This Opinion has been authorized for issuance by the Opinion Review Committee of Lincoln.

Very truly yours,

/s/ LINCOLN INTERNATIONAL LLC

LINCOLN INTERNATIONAL LLC

ANNEX D

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

ASSUMING COMPLETION OF PHOENIX COLOR SALE AND FANEUIL TRANSACTION

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements of ALJ Regional Holdings, Inc. (“ALJ,” the “Company” or “we”) and subsidiaries were derived from the Company’s historical consolidated financial statements. They are presented to give effect to the dispositions of Phoenix Color Corp. and subsidiaries (“Phoenix”) and certain business contracts of Faneuil Inc. and subsidiaries (“Faneuil Contracts”) by ALJ.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 is presented as if the dispositions had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if (i) the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented for Phoenix, and (ii) the Faneuil Contracts disposition occurred on October 1, 2020, the beginning of the earliest pro forma period presented for Faneuil.

The pro forma information has been prepared for illustrative purposes only and is not intended to represent or be indicative of the consolidated results of operations that actually would have been achieved had the dispositions of Phoenix and Faneuil Contracts been completed prior to the periods presented. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations.  The pro forma information should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on December 20, 2021, and the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2021 filed with the SEC on February 11, 2022.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(in thousands, except par value)

	On September 30, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,276	$(656)	$—	$136,128	(a) (b) (c) (d) (e)	$137,748
Accounts receivable, net of allowance for doubtful accounts of $83	68,572	(10,912)	—	—		57,660
Inventories, net	7,654	(7,654)	—	—		—
Prepaid expenses and other current assets	10,894	(2,042)	(189)	—		8,663
Total current assets	89,396	(21,264)	(189)	136,128		204,071
Property and equipment, net	63,930	(41,066)	(7,295)	—		15,569
Operating lease right-of-use assets	29,048	—	(8,252)	—		20,796
Intangible assets, net	30,611	(18,705)	—	—		11,906
Collateral deposits	487	—	—	—		487
Other assets	1,181	(389)	—	—		792
Total assets	$214,653	$(81,424)	$(15,736)	$136,128		$253,621
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,241	$(3,986)	$—	$—		$11,255
Accrued expenses	26,211	(5,396)	(1,340)	—		19,475
Income taxes payable	181	—	—	10	(e)	191
Deferred revenue and customer deposits	4,053	—	—	—		4,053
Term loans, net of deferred loan costs - current installments	2,692	—	—	(2,692)	(c)	—
Finance lease obligations - current installments	765	—	—	—		765
Operating lease obligations - current installments	4,722	—	(2,003)	—		2,719
Current portion of workers' compensation reserve	710	—	—	—		710
Other current liabilities	4,353	(667)	—	—		3,686
Total current liabilities	58,928	(10,049)	(3,343)	(2,682)		42,854
Line of credit, net of deferred loan costs	5,490	—	—	(5,490)	(c)	—
Term loans, less current portion, net of deferred loan costs	93,484	—	—	(93,484)	(c)	—
Deferred revenue, less current portion	369	—	—	—		369
Workers' compensation reserve, less current portion	1,749	—	—	—		1,749
Finance lease obligations, less current installments	332	—	—	—		332
Operating lease obligations, less current installments	32,767	—	(10,489)	—		22,278
Deferred tax liabilities, net	852	—	—	(852)	(e)	—
Other non-current liabilities	8,106	(1,841)	—	—		6,265
Total liabilities	202,077	(11,890)	(13,832)	(102,508)		73,847
Stockholders’ equity:
Common stock, $0.01 par value; authorized – 100,000 shares; 42,406 issued and outstanding on September 30, 2021	424	—	—	—		424
Additional paid-in capital	288,355	—	—	—		288,355
Accumulated deficit	(276,203)	(69,534)	(1,904)	238,636	(a) (b) (c) (d) (e)	(109,005)
Total stockholders’ equity	12,576	(69,534)	(1,904)	238,636		179,774
Total liabilities and stockholders’ equity	$214,653	$(81,424)	$(15,736)	$136,128		$253,621

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended December 31, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
Net revenue	$103,082	$(28,303)	$(42,738)	$447	(d)	$32,488
Costs and expenses:
Cost of revenue	89,164	(21,640)	(38,917)	(331)	(d)	28,276
Selling, general, and administrative expense	20,183	(3,588)	(5,204)	(2,099)	(d)	9,292
Loss on disposal of assets, net	26	—	—	—		26
Total operating expenses	109,373	(25,228)	(44,121)	(2,430)		37,594
Operating loss	(6,291)	(3,075)	1,383	2,877		(5,106)
Other (expense) income:
Interest expense, net	(2,705)	1,436	1,254	—		(15)
Total other expense, net	(2,705)	1,436	1,254	—		(15)
Loss from continuing operations before income taxes	(8,996)	(1,639)	2,637	2,877		(5,121)
(Provision for) benefit from income taxes	(396)	497	12	(129)	(e)	(16)
Net loss	$(9,392)	$(1,142)	$2,649	$2,748		$(5,137)
Loss per share of common stock–basic and diluted	$(0.22)					$(0.12)
Weighted average shares of common stock outstanding– basic and diluted	42,407					42,407

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2021
	As Reported	Phoenix	Faneuil Contracts	Pro Forma Adjustments		Pro Forma
Net revenue	$440,853	$(115,627)	$(154,812)	$2,951	(d)	$173,365
Costs and expenses:
Cost of revenue	355,245	(87,903)	(119,549)	(27)	(d)	147,766
Selling, general, and administrative expense	76,688	(15,115)	(20,047)	(7,381)	(d)	34,145
Gain on disposal of assets, net	(191)	192	—	(114,693)	(b)	(114,692)
Total operating expenses	431,742	(102,826)	(139,596)	(122,101)		67,219
Operating income	9,111	(12,801)	(15,216)	125,052		106,146
Other (expense) income:
Interest expense, net	(10,190)	4,922	5,209	—		(59)
Loss on debt extinguishment	(2,072)	—	—	2,072	(c)	—
Total other expense, net	(12,262)	4,922	5,209	2,072		(59)
(Loss) income from continuing operations before income taxes	(3,151)	(7,879)	(10,007)	127,124		106,087
Provision for income taxes	(429)	422	57	(10,901)	(e)	(10,851)
(Loss) income from continuing operations	(3,580)	(7,457)	(9,950)	116,223		95,236
Net loss from discontinued operations, net of taxes	(1,063)	—	—	—		(1,063)
Net (loss) income	$(4,643)	$(7,457)	$(9,950)	$116,223		$94,173
(Loss) income per share of common stock–basic:
Continuing operations	$(0.08)					$2.25
Discontinued operations	$(0.03)					$(0.03)
Net (loss) income per share (1)	$(0.11)					$2.22
(Loss) income per share of common stock–diluted:
Continuing operations	$(0.08)					$1.75
Discontinued operations	$(0.03)					$(0.02)
Net (loss) income per share (1)	$(0.11)					$1.73
Weighted average shares of common stock outstanding:
Basic	42,329					42,329
Diluted	42,329					54,417

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2020
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
Net revenue	$350,053	$(103,021)	$—		$247,032
Costs and expenses:
Cost of revenue	282,488	(79,079)	—		203,409
Selling, general, and administrative expense	67,284	(14,873)	—		52,411
Impairment of goodwill	56,492	(32,542)	—		23,950
Gain on disposal of assets, net	(324)	324	—		—
Total operating expenses	405,940	(126,170)	—		279,770
Operating loss	(55,887)	23,149	—		(32,738)
Other (expense) income:
Interest expense, net	(10,528)	5,640	4,728	(c)	(160)
Interest from legal settlement	200	—	—		200
Loss on debt extinguishment	—	—	(3,694)	(c)	(3,694)
Total other expense, net	(10,328)	5,640	1,034		(3,654)
Loss from continuing operations before income taxes	(66,215)	28,789	1,034		(36,392)
Benefit from income taxes	2,043	284	604	(e)	2,931
Loss from continuing operations	(64,172)	29,073	1,638		(33,461)
Net (loss) gain from discontinued operations, net of taxes	(3,502)	—	49,337	(a) (e)	45,835
Net (loss) income	$(67,674)	$29,073	$50,975		$12,374
(Loss) income per share of common stock–basic:
Continuing operations	$(1.52)				$(0.79)
Discontinued operations	$(0.08)				$1.09
Net (loss) income per share (1)	$(1.60)				$0.29
(Loss) income per share of common stock–diluted:
Continuing operations	$(1.52)				$(0.63)
Discontinued operations	$(0.08)				$0.86
Net (loss) income per share (1)	$(1.60)				$0.23
Weighted average shares of common stock outstanding:
Basic	42,186				42,186
Diluted	42,186				53,360

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.  Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 was prepared as if the dispositions of Phoenix and Faneuil Contracts had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if (i) the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented for Phoenix, and (ii) the Faneuil Contracts disposition occurred on October 1, 2020, the beginning of the earliest pro forma period presented for Faneuil.

Note 2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the dispositions Phoenix and Faneuil Contracts. The pro forma adjustments give effect to events that are (1) directly attributable to the dispositions, (2) expected to have a continuing impact on the registrant, and (3) factually supportable, and are based on assumptions that management believes are reasonable given the best information currently available.

Explanations that follow correspond to note references identified in the unaudited pro forma condensed financial statements provided on pages D-2 through D-5 of this Annex D:

(a)	To book proceeds and the related gains from the sale of Phoenix, net of related transaction expenses.

(b)	To book proceeds and the related gains from the sale of Faneuil Contracts, net of related transaction expenses.

(c)	To book payoff of certain debt, book the requisite prepayment penalty, and remove related interest expense using proceeds from the sale of Phoenix.

(d)	To eliminate redundant expenses and add license revenue related to the sale of Faneuil Contracts.

(e)	To record the tax impact of adjustments (a) through (d) above.

ANNEX E

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
ASSUMING COMPLETION OF PHOENIX COLOR SALE ONLY

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements of ALJ Regional Holdings, Inc. (“ALJ,” the “Company” or “we”) and subsidiaries were derived from the Company’s historical consolidated financial statements. They are presented to give effect to the disposition of Phoenix Color Corp. and subsidiaries (“Phoenix”) by ALJ.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 is presented as if the disposition had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented.

The pro forma information has been prepared for illustrative purposes only and is not intended to represent or be indicative of the consolidated results of operations that actually would have been achieved had the disposition of Phoenix been completed prior to the periods presented. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations.  The pro forma information should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10‑K for the year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on December 20, 2021, and the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2021 filed with the SEC on February 11, 2022.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(in thousands, except par value)

	On September 30, 2021
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,276	$(656)	$26,150	(a) (b) (c)	$27,770
Accounts receivable, net of allowance for doubtful accounts of $83	68,572	(10,912)	—		57,660
Inventories, net	7,654	(7,654)	—		—
Prepaid expenses and other current assets	10,894	(2,042)	—		8,852
Total current assets	89,396	(21,264)	26,150		94,282
Property and equipment, net	63,930	(41,066)	—		22,864
Operating lease right-of-use assets	29,048	—	—		29,048
Intangible assets, net	30,611	(18,705)	—		11,906
Collateral deposits	487	—	—		487
Other assets	1,181	(389)	—		792
Total assets	$214,653	$(81,424)	$26,150		$159,379
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,241	$(3,986)	$—		$11,255
Accrued expenses	26,211	(5,396)	—		20,815
Income taxes payable	181	—	10	(c)	191
Deferred revenue and customer deposits	4,053	—	—		4,053
Term loans, net of deferred loan costs - current installments	2,692	—	(2,692)	(b)	—
Finance lease obligations - current installments	765	—	—		765
Operating lease obligations - current installments	4,722	—	—		4,722
Current portion of workers' compensation reserve	710	—	—		710
Other current liabilities	4,353	(667)	—		3,686
Total current liabilities	58,928	(10,049)	(2,682)		46,197
Line of credit, net of deferred loan costs	5,490	—	(5,490)	(b)	—
Term loans, less current portion, net of deferred loan costs	93,484	—	(93,484)	(b)	—
Deferred revenue, less current portion	369	—	—		369
Workers' compensation reserve, less current portion	1,749	—	—		1,749
Finance lease obligations, less current installments	332	—	—		332
Operating lease obligations, less current installments	32,767	—	—		32,767
Deferred tax liabilities, net	852	—	(852)	(c)	—
Other non-current liabilities	8,106	(1,841)	—		6,265
Total liabilities	202,077	(11,890)	(102,508)		87,679
Stockholders’ equity:
Common stock, $0.01 par value; authorized – 100,000 shares; 42,406 issued and outstanding on September 30, 2021	424	—	—		424
Additional paid-in capital	288,355	—	—		288,355
Accumulated deficit	(276,203)	(69,534)	128,658	(a) (b) (c)	(217,079)
Total stockholders’ equity	12,576	(69,534)	128,658		71,700
Total liabilities and stockholders’ equity	$214,653	$(81,424)	$26,150		$159,379

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended December 31, 2021
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
Net revenue	$103,082	$(28,303)	$—		$74,779
Costs and expenses:
Cost of revenue	89,164	(21,640)	—		67,524
Selling, general, and administrative expense	20,183	(3,588)	—		16,595
Loss on disposal of assets, net	26	—	—		26
Total operating expenses	109,373	(25,228)	—		84,145
Operating loss	(6,291)	(3,075)	—		(9,366)
Other (expense) income:
Interest expense, net	(2,705)	1,436	1,254	(b)	(15)
Total other expense, net	(2,705)	1,436	1,254		(15)
Loss from continuing operations before income taxes	(8,996)	(1,639)	1,254		(9,381)
Provision for income taxes	(396)	497	(136)	(c)	(35)
Net loss	$(9,392)	$(1,142)	$1,118		$(9,416)
Loss per share of common stock–basic and diluted	$(0.22)				$(0.22)
Weighted average shares of common stock outstanding– basic and diluted	42,407				42,407

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2021
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
Net revenue	$440,853	$(115,627)	$—		$325,226
Costs and expenses:
Cost of revenue	355,245	(87,903)	—		267,342
Selling, general, and administrative expense	76,688	(15,115)	—		61,573
Gain on disposal of assets, net	(191)	191	—		—
Total operating expenses	431,742	(102,827)	—		328,915
Operating income	9,111	(12,800)	—		(3,689)
Other (expense) income:
Interest expense, net	(10,190)	4,922	5,209	(b)	(59)
Loss on debt extinguishment	(2,072)	—	2,072	(b)	—
Total other expense, net	(12,262)	4,922	7,281		(59)
Loss from continuing operations before income taxes	(3,151)	(7,878)	7,281		(3,748)
Provision for income taxes	(429)	422	(386)	(c)	(393)
Loss from continuing operations	(3,580)	(7,456)	6,895		(4,141)
Net loss from discontinued operations, net of taxes	(1,063)	—	—		(1,063)
Net loss	$(4,643)	$(7,456)	$6,895		$(5,204)
Loss per share of common stock–basic and diluted:
Continuing operations	$(0.08)				$(0.10)
Discontinued operations	$(0.03)				$(0.03)
Net (loss) income per share (1)	$(0.11)				$(0.12)
Weighted average shares of common stock outstanding– basic and diluted	42,329				42,329

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share amounts)

	Year Ended September 30, 2020
	As Reported	Phoenix	Pro Forma Adjustments		Pro Forma
Net revenue	$350,053	$(103,021)	$—		$247,032
Costs and expenses:
Cost of revenue	282,488	(79,079)	—		203,409
Selling, general, and administrative expense	67,284	(14,873)	—		52,411
Impairment of goodwill	56,492	(32,542)	—		23,950
Gain on disposal of assets, net	(324)	324	—		—
Total operating expenses	405,940	(126,170)	—		279,770
Operating loss	(55,887)	23,149	—		(32,738)
Other (expense) income:
Interest expense, net	(10,528)	5,640	4,728	(b)	(160)
Interest from legal settlement	200	—	—		200
Loss on debt extinguishment	—	—	(3,694)	(b)	(3,694)
Total other expense, net	(10,328)	5,640	1,034		(3,654)
Loss from continuing operations before income taxes	(66,215)	28,789	1,034		(36,392)
Benefit from income taxes	2,043	284	604	(c)	2,931
Loss from continuing operations	(64,172)	29,073	1,638		(33,461)
Net (loss) gain from discontinued operations, net of taxes	(3,502)	—	49,337	(a) (c)	45,835
Net (loss) income	$(67,674)	$29,073	$50,975		$12,374
(Loss) income per share of common stock–basic:
Continuing operations	$(1.52)				$(0.79)
Discontinued operations	$(0.08)				$1.09
Net (loss) income per share (1)	$(1.60)				$0.29
(Loss) income per share of common stock–diluted:
Continuing operations	$(1.52)				$(0.63)
Discontinued operations	$(0.08)				$0.86
Net (loss) income per share (1)	$(1.60)				$0.23
Weighted average shares of common stock outstanding:
Basic	42,186				42,186
Diluted	42,186				53,360

(1)	Amounts may not add due to rounding.

See notes to unaudited pro forma condensed consolidated financial statements.

ALJ REGIONAL HOLDINGS, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1.  Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2021 was prepared as if the disposition of Phoenix had occurred on that date. The statements of operations for the three months ended December 31, 2021, and the years ended September 30, 2021 and 2020, are presented as if the Phoenix disposition occurred on October 1, 2019, the beginning of the earliest pro forma period presented.

Note 2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the disposition of Phoenix. The pro forma adjustments give effect to events that are (1) directly attributable to the disposition, (2) expected to have a continuing impact on the registrant, and (3) factually supportable, and are based on assumptions that management believes are reasonable given the best information currently available.

Explanations that follow correspond to note references identified in the unaudited pro forma condensed financial statements provided on pages E-2 through E-5 of this Annex E:

(a)	To book proceeds and the related gains from the sale of Phoenix, net of related transaction expenses.

(b)	To book payoff of certain debt, book the requisite prepayment penalty, and remove related interest expense using proceeds from the sale of Phoenix.

(c)	To record the tax impact of adjustments (a) and (b) above.

SPECIAL MEETING OF STOCKHOLDERS OF  ALJ REGIONAL HOLDINGS, INC.   INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.  TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.  Vote online/phone until 11:59 PM EST the day before the meeting.  MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible.  IN PERSON -You may vote your shares in person by attending the Special Meeting.  GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.    COMPANY NUMBER   ACCOUNT NUMBER     NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/10808/special   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  00030030300000001000 7 041222    1.  To approve the sale (the “Phoenix Color Sale”) of Phoenix Color Corp., a directwholly owned subsidiary ofALJ Regional Holdings, Inc., to LSC CommunicationsBook LLC, pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of February 3, 2022, among ALJ Regional Holdings, Inc.,LSC Communications Book LLC and Phoenix Color Corp., to the extent that thesale constitutes a sale of substantially all of the assets of ALJ Regional Holdings,Inc. under Delaware law.   2.  To approve the compensation of ALJ Regional Holdings, Inc.'s named executiveofficers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K in the accompanying proxy statement.   3.  To approve the adjournment or postponement of the Special Meeting to anotherdate, time or place, if necessary or appropriate, for the purpose of solicitingadditional proxies for the proposals to be acted upon at the Special Meeting in theevent that there are insufficient votes at the time of the Special Meeting or any adjournment thereof to approve one or more of the foregoing proposals.       This proxy when properly executed will be voted as directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted "FOR" each of Proposals 1, 2 and 3.  MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted viathis method.    Signature of Stockholder Date:     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 ALJ REGIONAL HOLDINGS, INC. Proxy for Special Meeting of Stockholders on April 11, 2022 This Proxy is Solicited on Behalf of the BOARD OF DIRECTORS As an alternative to completing this form, you may enter your voting instructions by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned hereby appoints each of Jess M. Ravich, Chief Executive Officer, and Brian Hartman, Chief Financial Officer, with full power of substitution, as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of ALJ Regional Holdings, Inc., to be held on April 11, 2022 at 10:00 a.m. Pacific Time at the offices of Shearman & Sterling LLP, located at 1460 El Camino Real, Floor 2, Menlo Park, CA 94025, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475